UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 4)

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NDS GROUP PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NDS GROUP PLC

ONE HEATHROW BOULEVARD, 286 BATH ROAD

WEST DRAYTON, MIDDLESEX UB7 0DQ, ENGLAND, U.K.

[Insert date], 2008

To Shareholders and ADS holders

Dear Shareholder and/or ADS holder:

As announced on August 14, 2008, it is proposed that NDS Group plc (the “Company”) become a privately-owned company, owned 51 percent by Nuclobel Lux 1 S.àr.l. and Nuclobel Lux 2 S.àr.l. (together the “Bidcos”), two newly incorporated companies formed by funds advised by Permira Advisers LLP, and 49 percent by News Corporation through its indirect wholly-owned subsidiary NDS Holdco, Inc. (in each case subject to dilution arising as a result of the subscription for shares in the capital of the Company by certain members of the Company’s management), by means of (1) cancelling all of the outstanding Series A ordinary shares, par value $0.01 per share, (including shares represented by the American Depositary Shares of the Company) in exchange for consideration of $63.00 per Series A ordinary share in cash, (2) cancelling approximately 67 percent of the Series B ordinary shares held by NDS Holdco, Inc. for consideration of $63.00 per Series B ordinary share to be paid in a combination of cash and loan notes issued by the Company, and then (3) issuing to the Bidcos new Series B ordinary shares, par value $0.01 per share, representing 51 percent of the Company’s then outstanding Series B ordinary shares (collectively the “Proposed Transactions”). If the Proposed Transactions are completed, you will be entitled to receive $63.00 in cash for each share of the Company’s Series A ordinary shares or American Depositary Shares of the Company that you own.

The Proposed Transactions will be effected by means of a scheme of arrangement under Part 26 of the Companies Act 2006 of England and Wales (the “Scheme”), further details of which are set out in the proxy statement which follows this letter.

Approval of the Scheme requires two shareholder meetings and the sanction of the High Court of Justice in England and Wales (the “English High Court”). The first shareholder meeting, which is convened by the English High Court, will be held at 10.00 a.m. (London time) on [insert date], 2009, at Weil, Gotshal and Manges, at One South Place, London EC2M 2WG. At this meeting, which we refer to as the Court Meeting, you will be asked to consider and vote upon the Scheme. The second shareholder meeting, which we refer to as the Extraordinary General Meeting, will start at 11.00 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned). At the Extraordinary General Meeting, you will be asked to consider and vote upon the additional resolutions required to implement the Scheme. Following approval of the relevant resolutions by the requisite majorities at the Court Meeting and the Extraordinary General Meeting and prior to the effectiveness of the Scheme, the Scheme must be sanctioned by the English High Court. Further details regarding the Court Meeting, the Extraordinary General Meeting and the English High Court’s sanctioning process are set out in the proxy statement that follows this letter.

Enclosed with the proxy statement are two proxies that are solicited on behalf of the Company. The pink form of proxy is for use at the Court Meeting or at any adjournments or postponements of the Court Meeting. The blue form of proxy is for use at the Extraordinary General Meeting or at any adjournments or postponements of the Extraordinary General Meeting.

On March 17, 2008, our board of directors formed an Independent Committee consisting of our independent directors, Messrs. Roger W. Einiger, Nathan Gantcher and Peter J. Powers, to, among other things, consider the value and fairness of the Proposed Transactions and to (1) consider whether to authorize the Company to enter into the implementation agreement and the other agreements in connection with the Proposed Transactions and

(2) make a recommendation to the holders of the Company’s Series A ordinary shares with respect to the Scheme and the resolutions necessary to implement the Scheme. The Independent Committee has unanimously determined that the Proposed Transactions are substantively and procedurally fair and reasonable to the holders of the Company’s Series A ordinary shares (other than News Corporation, NDS Holdco, the Bidcos and their respective affiliates). Our Independent Committee recommends to the holders of our Series A ordinary shares that they vote “FOR” approval of the Scheme and “FOR” approval of the additional resolutions required to implement the Scheme.

In arriving at its recommendation, the Independent Committee carefully considered a number of factors that are described in the accompanying proxy statement. You should read these factors, as well as all of the other information contained in the attached document, in their entirety.

Your vote is very important. The Proposed Transactions cannot be completed unless the Scheme is approved at the Court Meeting and the additional resolutions necessary to implement the Scheme are approved at the Extraordinary General Meeting.

IN ORDER THAT THE ENGLISH HIGH COURT CAN BE SATISFIED THAT VOTES CAST CONSTITUTE A FAIR REPRESENTATION OF THE VIEWS OF THE HOLDERS OF THE SCHEME SHARES, IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING.

If you do not expect to attend the meetings in person, it is important that your shares be represented. Please use the enclosed proxy cards to vote on the matters to be considered at the meetings, sign and date the proxy cards and mail them promptly in the enclosed envelope, which requires no postage if mailed in the United Kingdom. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in “street name,” you should instruct your broker how to vote in accordance with your voting instruction form. If you hold American Depositary Shares of the Company, you should instruct The Bank of New York Mellon as depositary (the “Depositary”) how to vote in accordance with the depositary notice sent to you by the Depositary. If your shares are held in “street name” or you hold American Depositary Shares, you are not entitled to attend the meetings in person.

The attached proxy statement explains the Proposed Transactions, provides specific information concerning the Court Meeting and the Extraordinary General Meeting and includes the implementation agreement relating to the Scheme as Appendix C. I urge you to read the proxy statement and implementation agreement carefully.

Sincerely,

Abraham Peled

Chairman of the Board and Chief Executive Officer

West Drayton, England

[Insert date], 2008

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Proposed Transactions, passed upon the merits or fairness of the Proposed Transactions or passed upon the adequacy or accuracy of the information contained in this document. Any representation to the contrary is a criminal offense.

The attached proxy statement is dated [insert date], 2008 and is first being mailed to shareholders of the Company on or about [insert date], 2008.

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE CHANCERY DIVISION	No. [•] of 2008

COMPANIES COURT

[REGISTRAR [•]]

IN THE MATTER OF NDS GROUP PLC

-and-

IN THE MATTER OF THE COMPANIES ACT 1985 AND THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that by an Order dated [•] 2008 made in the above matters the Court has directed a meeting to be convened of the holders of the Series A ordinary shares of $0.01 each in the capital of NDS Group plc (“NDS” or the “Company”), for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement to be made between the Company and the holders of the Scheme Shares (each as defined in the said scheme of arrangement) and that such meeting will be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG on [•] 2009, at [•] a.m., at which place and time all holders of the said Scheme Shares are requested to attend.

A copy of the said scheme of arrangement and a copy of the explanatory statement required to be furnished pursuant to Section 897 of the Companies Act 2006 are incorporated in the document of which this notice forms part.

Shareholders entitled to attend and vote at the meeting may vote in person at the said meeting or they may appoint one or more other persons, whether members of the Company or not, as their proxy to attend, speak and vote in their stead (provided that each proxy must exercise the rights attached to a different share). A pink form of proxy for use at the meeting is enclosed with this notice. Completion of the form of proxy will not prevent a holder of Scheme Shares from attending and voting at the meeting.

It is requested that forms appointing proxies be lodged with the Company at its registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ England, for attention of the Company Secretary not less than 48 hours before the time appointed for the meeting, but if forms are not lodged, they may be handed to the Chairman at the meeting.

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Entitlement to attend and vote at the said meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company.

In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

Holders of Scheme Shares are entitled to appoint more than one proxy. Holders of Scheme Shares who wish to appoint more than one proxy in respect of their shareholding should photocopy the PINK form of proxy as required, or contact the Company for further forms of proxy. Such holders should also read the notes in respect of the appointment of multiple proxies set out in the Notice of Extraordinary General Meeting.

Voting at the meeting will be conducted on a poll rather then a show of hands.

By the said Order, the Court has appointed Dr. Peled or, failing him, Lawrence Jacobs or, failing him, David Devoe to act as Chairman of the said meeting and has directed the Chairman to report the result thereof to the Court.

The said scheme of arrangement will be subject to the subsequent sanction of the Court.

Dated [•] 2008

Weil, Gotshal & Manges

Solicitors for the Company

NOTICE OF EXTRAORDINARY GENERAL MEETING

NDS GROUP PLC

(Registered in England and Wales No. 01950497)

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING of the Company will be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG on [•] 2009 at [•] a.m. (or as soon thereafter as the Court Meeting (as defined in the document of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolution, as a special resolution:

SPECIAL RESOLUTION

THAT for the purpose of giving effect to the scheme of arrangement dated [•] 2008 between the Company and the holders of the Scheme Shares (as such terms are defined in the said scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chairman thereof, in its original form or subject to any modification, addition or condition agreed to by NDS Group plc (the Company), the Bidcos (as defined below) and News Corporation and approved or imposed by the High Court of Justice for England and Wales (the Scheme):

(a)	the directors of the Company be authorised to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;

(b)	the share capital of the Company be reduced by cancelling and extinguishing all the Deferred Shares (as defined in the Scheme);

(c)	the share capital of the Company be reduced by cancelling and extinguishing all the Scheme Shares and the Relevant B Shares (as defined in the Scheme);

(d)	subject to and forthwith upon the said reduction of capital taking effect and notwithstanding any other provision in the articles of association of the Company:

(i)	the authorised share capital of NDS shall be increased to 52,000,000 Series B ordinary shares of $0.01 each (B Shares) by the creation of 28,040,128 B Shares, having the same rights as the existing B Shares;

(ii)	subject to the Bidcos (as defined in paragraph (d)(iv) below) so subscribing in accordance with the Scheme, the Bidcos shall be issued the number of B Shares as determined by the following formula:

Where:

N =	the number of B Shares to be subscribed for by the Bidcos
B =	$915,434,312
Aggregate Acquisition Consideration has the meaning given to it in the Scheme;
For the avoidance of doubt, and in the event that N is zero or less, the Bidcos will not be issued any B Shares under this resolution;
(iii)	the reserve arising in the books of account of the Company as a result of the reduction and cancellation of the Scheme Shares in paragraph (c) above shall be capitalised and applied in paying up in full at par the number of B Shares derived by subtracting the number of B Shares to be subscribed for by the Bidcos in accordance with paragraph (d)(ii) above (that is, “N”), from 14,530,703;

(iv)	such B Shares to be allotted and issued in accordance with paragraphs d(ii) and (iii) shall be credited as fully paid to the Bidcos, each a limited company incorporated in Luxembourg with company numbers B139764 (Bidco 1) and B139747 (Bidco 2), respectively (together the Bidcos), and in the following proportions (or as nearly possible thereto as the circumstances may permit):

(1)	Bidco 1 shall subscribe for or be issued 19.437361 per cent. of any B Shares; and

(2)	Bidco 2 shall subscribe for or be issued 80.562639 per cent. of any B Shares; and

(v)	the Directors of the Company be generally and unconditionally authorised for the purposes of Section 80 of the Companies Act 1985 to allot the new B Shares referred to in paragraphs (d)(i), (ii) and (iii) above, provided that (1) the maximum aggregate nominal amount of the shares which may be allotted under this authority is the aggregate nominal value of the new B Shares created pursuant to sub-paragraphs (d)(ii) and (iii) above, (2) this authority shall expire (unless previously revoked, waived or renewed) on the fifth anniversary of this resolution and (3) this authority shall be in addition and without prejudice to any other authority under the said Section 80 previously granted and in force on the date on which this resolution is passed;

(e)	on the First Court Order (as defined in the Scheme) sanctioning the Scheme and ordering that the Company be re-registered as a private company being registered with the Registrar of Companies, the name of the company shall be changed to “NDS Group Limited”; and

(f)	with effect from the passing of this resolution, the articles of association of the Company be amended by the inclusion of following new article 3(9), article 3(10) and article 3(11):

(9)	Scheme of Arrangement

(A)	In this article 3(9) the “Scheme” means the scheme of arrangement between the Company and the holders of its Scheme Shares (as defined in the Scheme) under Part 26 of the Companies Act 2006 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed by the Company, News Corporation, Nuclobel Lux 1 S.àr.l. (“Bidco 1”) and Nuclobel Lux 2 S.àr.l. (“Bidco 2” and together with Bidco 1, the “Bidcos”) and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this article.

(B)	Notwithstanding, any other provisions of these articles, if the Company issues any shares in the Company (other than to the Bidcos or their respective nominees) after the adoption of this Article and before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme and holders of such shares shall be bound by the Scheme accordingly.

(C)	Notwithstanding any other provision of these articles, if the Company issues or transfers or is obliged to issue or transfer any Series A ordinary shares in the Company to any person (the “New Member”) after the Scheme Record Time in connection with the exercise of an option granted prior to the Scheme Record Time under the NDS 1997 Executive Share Option Scheme, the NDS 1999 Executive Share Option Scheme, the NDS UK Approved Share Option Scheme or awards made prior to the Scheme Record Time under the NDS 2006 Long Term Incentive Plan, the Series A ordinary shares in the Company so issued or transferred (the “Disposal Shares”) shall be subject to the provisions of this article 3(9) and to the provisions of article 3(10).

(D)	Upon issue or transfer of the Disposal Shares, the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, subject to article 3(10) below, be obliged to transfer all the Disposal Shares to the Company in consideration for the payment to the New Member of US$63.00 in cash for each Disposal Share, such payment to be made by the Company out of its distributable profits, the proceeds of a fresh issue of shares, or in any other lawful manner.

(E)	As an alternative to such purchase, the board may resolve that the Disposal Shares should be cancelled, in which case all holders of shares in the capital of the Company shall be obliged to take such steps and to exercise such rights as they have as such holders in accordance with the directions of the board (and at the Company’s expense) to procure the cancellation of the Disposal Shares by the Company. The price payable by the Company in respect of the cancellation of Disposal Shares shall be $63.00 in cash for each Disposal Share so cancelled.

(F)	To the extent that the board determines that such purchase or cancellation of any of the Disposal Shares by the Company is not lawful and/or reasonably practicable, the board may, by notice in writing to the New Member, News Corporation and each of the Bidcos, require the New Member to transfer the Disposal Shares which are not purchased or cancelled by the Company to News Corporation and the Bidcos. In such event, News Corporation and/or its nominee(s) shall purchase 49% of such Disposal Shares which are not purchased or cancelled by the Company and the Bidcos and/or their nominee(s) shall purchase 51% of such Disposal Shares not purchased or cancelled by the Company (any purchaser of such Disposal Shares, including, where applicable, the Company, a “Purchaser”). The consideration payable by any Purchaser shall be $63.00 in cash for each Disposal Share transferred to it.

(G)	Immediately upon completion of such an acquisition by any Purchaser other than the Company, (i) the Disposal Shares so acquired shall, without the requirement for any further action on the part of the Company or any of its shareholders, be redesignated as Deferred Shares at the rate of one Deferred Share for each Disposal Share and (ii) the Company shall, to the extent such acquisition is lawful and reasonably practicable, purchase such Deferred Shares in accordance with article 11, provided that the purchase price for the Deferred Shares redesignated and purchased in accordance with the provisions of this article 3(9) shall be $1.00.

(H)	On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation or a rights issue), the value of the cash payment per share to be paid upon purchase or cancellation of a Disposal Share under this article 3(9) shall be adjusted by the board in such manner as the auditors of the Company may determine to be appropriate to reflect such reorganisation or alteration. References in this article to Series A Ordinary Shares shall, following such adjustment, be construed accordingly.

(I)	To give effect to any transfer or cancellation required by this article 3(9) or by article 3(10), the board may appoint any person as attorney or agent for the New Member or spouse or civil partner to transfer any of the Disposal Shares to the Company, News Corporation or the Bidcos and/or their respective nominee(s) and/or do all such other things and execute and deliver all such documents as may in the opinion of the attorney or agent be necessary or desirable to vest the Disposal Shares in the Company, News Corporation or the Bidcos and/or their respective nominee(s) or in connection with the cancellation of the Disposal Shares and pending such vesting or cancellation to exercise all such rights attaching to the Disposal Shares as the board, News Corporation or the relevant Bidcos may direct. If an attorney or agent is so appointed, the New Member or spouse or civil partner shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of the board or the relevant Purchaser) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by the board or the relevant Purchaser. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder) in favour of the relevant Purchaser and the Company may give a good receipt for the purchase price of the Disposal Shares and may register the relevant Purchaser as holder thereof and issue to it certificates for the same, the Company shall not be obliged to issue a certificate to the New Member or spouse or civil partner for the Disposal Shares.

(10)	Any New Member may, prior to the issue or transfer of any Disposal Shares to him or her under one of the Company’s employee share schemes specified in article 3(9) above, give not less than two Business Day’s written notice to the Company of his or her intention to transfer some or all of such Disposal Shares to his or her spouse or civil partner and may, if such notice has been validly given, on such Disposal Shares being issued or transferred to him or her immediately transfer to his or her spouse or civil partner any such Disposal Shares, provided that such Disposal Shares will then be immediately transferred from that spouse or civil partner to the relevant Purchaser, or be liable for cancellation, pursuant to article 3(9) above as if the spouse or civil partner were the relevant New Member.

(11)	If the Scheme shall not have become effective by the date referred to in Clause 10 of the Scheme, this article 3(11), and articles 3(9) and 3(10) shall be of no effect.

By order of the Board Dated [•] 2008

[•]

Company Secretary Registered office [•]

Notes:

(1)	A member of the Company entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her place. A proxy need not be a member of the Company. If you wish to appoint more than one proxy each proxy must exercise rights attached to different shares. More than one proxy cannot exercise rights attached to the same share(s).

(2)	If you wish to appoint a proxy other than the Chairman, you should delete the words “the Chairman of the Meeting” and insert your own choice and initial the amendment.

(3)	You may indicate to your proxy how to vote on any resolution. If you do not do so your proxy will vote or abstain from voting at their discretion.

(4)	In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

(5)	Lodging the form of proxy will not prevent you from attending and voting in person. If you have appointed a proxy and attend the meeting in person your proxy appointment will automatically be terminated.

(6)	To be valid, the form of proxy, together with any power of attorney or other authority (if any) under which it is signed, or a duly certified copy thereof, must be received at the Company’s registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ, England not less than 48 hours before the time of the meeting or, as the case may be, the adjourned meeting.

(7)	If you wish to appoint multiple proxies, you may: (a) photocopy the form of proxy, fill in each copy in respect of different shares and send the multiple forms together to the company; or alternatively (b) contact the Company which will then issue you with multiple forms of proxy. In each case, please ensure that all of the multiple forms of proxy in respect of one registered holding are sent in the same envelope if possible.

(8)	Subject to the following principles where more than one proxy is appointed, where a form of proxy does not state the number of shares to which it applies (a “blank proxy”) then that proxy is taken to have been appointed in relation to the total number of shares registered in the holder’s name. In the event of a conflict between a blank proxy and a form of proxy which states the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was delivered or received (on the basis that as far as possible the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one).

(9)	Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than your entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares.

(10)	When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last delivered, last received). Forms of proxy in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies.

(11)	If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) your entire holding, none of them shall be treated as valid.

(12)	Where the aggregate number of shares in respect of which proxies are appointed exceeds your entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata (on the basis that as far as possible, conflicting forms of proxy should be judged to be in respect of different shares).

(13)	Where the application of paragraph (12) above gives rise to fractions of shares, such fractions will be rounded down.

(14)	Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at the time of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(15)	In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as a corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

(16)	Voting on all the resolutions at this meeting will be conducted on a poll rather than a show of hands. Copies of the Company’s existing articles of association as proposed to be amended by the special resolution set out in the notice of the meeting are available for inspection at the offices of Weil, Gotshal & Manges, One South Place, London, EC2M 2WG during normal business hours on any weekday (excluding Saturdays, Sundays and bank holidays), until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes prior to and during the meeting.

(17)	A corporation must execute the form of proxy under either its common seal or the hand of a duly authorised officer or attorney.

Preliminary Proxy Statement

i

ii

Appendix A	Scheme Document	A-1

Appendix B	Opinion of Citigroup Global Markets Limited	B-1

Appendix C	Implementation Agreement, dated as of August 14, 2008, by and between Nuclobel Lux 1 S.àr.l., Nuclobel Lux 2 S.àr.l., NDS Group plc., News Corporation, NDS Holdco, Inc. and NDS Finance Ltd	C-1

Appendix D	Form of Proxy Card – Court Meeting (Subject to Completion)	D-3

Appendix E	Form of Proxy Card – Extraordinary General Meeting (Subject to Completion)	E-3

iii

NDS GROUP PLC

PRELIMINARY PROXY STATEMENT

Summary Term Sheet

This Summary Term Sheet together with “Certain Questions and Answers About the Scheme,” summarizes the material information in the proxy statement about the Proposed Transactions (as defined herein) and the proposed scheme of arrangement (the “Scheme”) under Part 26 of the Companies Act 2006 of England and Wales (the “UK Companies Act”) and may not contain all of the information that is important to you. You are urged to read this entire proxy statement carefully, including the appendices. In addition, we incorporate by reference important business and financial information about us into this proxy statement. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where Shareholders Can Find More Information.” In this proxy statement, the terms “we,” “us,” “our,” “NDS” and the “Company” refer to NDS Group plc. We refer to NDS Holdco, Inc. as “NDS Holdco.” We refer to NDS Finance, Ltd. as “NDS Finance.” We refer to Nuclobel Lux 1 S.àr.l. as “Bidco 1.” We refer to Nuclobel Lux 2 S.àr.l. as “Bidco 2” (and together with Bidco 1, the “Bidcos”). We refer to the members of management of the Company who will purchase an equity interest in NDS immediately after the Scheme becomes effective, as the “Management Investors.” We refer to the holders of NDS Series A ordinary shares, including those in the form of ADSs (other than NDS Holdco, the Bidcos and their respective affiliates, none of which hold any such shares), as the “unaffiliated NDS shareholders.” We refer to the implementation agreement, dated August 14, 2008, among the Bidcos, NDS, News Corporation, NDS Holdco and NDS Finance as the “implementation agreement.” We refer to the stockholders agreement, to be entered into upon the consummation of the Proposed Transactions (defined below), among the Bidcos, NDS, News Corporation, NDS Holdco, the Management Investors and the other shareholders of NDS as the “stockholders agreement.” Other terms defined in this Summary Term Sheet are used throughout this entire proxy statement.

• Purpose of Shareholder Vote	You are being asked to consider and vote upon (1) proposals to effect the Scheme pursuant to which the Company would become a privately-owned company, owned 51 percent by the Bidcos and 49 percent by NDS Holdco (subject to dilution arising as a result of the Management Investors’ subscription for shares in the capital of the Company) and (2) additional resolutions necessary to implement the Scheme.

• Scheme Consideration

Pursuant to the Scheme (1) all of the outstanding Series A ordinary shares, par value $0.01 per share (the “A ordinary shares”), including shares represented by the American Depositary Shares (the “ADSs”) of the Company that are traded on The NASDAQ Global Market (“NASDAQ”) and are evidenced by American Depositary Receipts (the “ADRs”) issued by the Bank of New York Mellon as Depositary (the “Depositary”) under a Deposit Agreement dated November 26, 1999, among the Company, the Depositary and the registered owners and beneficial owners of the ADRs (the “Deposit Agreement”) will be cancelled (the “A Share Reduction”) in exchange, for consideration of $63.00 per A ordinary share in cash (the “A Share Consideration”) (net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement), (2) approximately 67 percent of the Series B ordinary shares, par value $0.01 per share (the “B ordinary shares,” and together with the A ordinary shares, the “ordinary shares”), held by NDS Holdco will be cancelled for consideration of $63.00 per B ordinary share (the “B

Share Reduction”), resulting in an aggregate cash payment to News Corporation of approximately $1,524.5 million and the issuance of vendor loan notes from NDS to NDS Holdco in the amount of $242 million, and then (3) new B ordinary shares in the capital of the Company representing 51 percent of the Company’s then outstanding ordinary shares will be issued to the Bidcos (collectively the “Proposed Transactions”). Pursuant to the Scheme, in the event that the aggregate consideration for cancellation of all of the outstanding A ordinary shares is less than approximately $915.4 million, the Bidcos shall be required to subscribe in cash for such number of new B ordinary shares as is determined by dividing the difference between that amount and the amount of the aggregate consideration for cancellation of all of the outstanding A ordinary shares by $63.00. For more information, see “The Meetings” beginning on page 65.

In accordance with the Deposit Agreement, a fee will be charged for the cancellation of the ADSs, and will be deducted from the consideration to be received by the ADS holders. This fee may be up to $0.05 per ADS cancelled.

• Parties Involved in the Scheme	NDS is a company incorporated under the laws of England and Wales and registered in England and Wales under number 1950497. News Corporation is a Delaware corporation. NDS Holdco is a Delaware corporation. The Bidcos are limited liability companies (société à responsabilité limitée) incorporated in Luxembourg that were recently formed solely for the purpose of effecting the Proposed Transactions. The Bidcos have not engaged in any business except in furtherance of this purpose. Bidco 1 is a wholly-owned subsidiary of Nuclobel Topco 1 S.àr.l., a limited liability company (société à responsabilité limitée) incorporated in Luxembourg, which is owned by funds advised by Permira Advisers LLP. Bidco 2 is a wholly-owned subsidiary of Nuclobel Topco 2 S.àr.l., a limited liability company (société à responsabilité limitée) incorporated in Luxembourg, which is owned by funds advised by Permira Advisers LLP. For more information, see “Parties to the Proposed Transactions” beginning on page 26 and “Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos” beginning on page 123.

• Effect of the Scheme on Our Capital Stock and Outstanding Options	The Company has two classes of ordinary shares authorized and outstanding, the A ordinary shares and B ordinary shares, and one class of deferred shares, par value £1 per share (the “Deferred Shares”) authorized and outstanding. If the Scheme becomes effective:

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the capital of the Company will be reduced by the cancellation of all of the issued and outstanding Deferred Shares and A ordinary shares and the cancellation of approximately 67 percent of the B ordinary shares held by NDS Holdco;

•	the capital of the Company will be increased (after giving effect to the cancellation of B ordinary shares referred to above) by the issuance to the Bidcos of new B ordinary shares representing

51 percent of the Company’s B ordinary shares outstanding after the cancellation of B ordinary shares referred to above, the issuance of B ordinary shares to the Management Investors (such shares to dilute NDS Holdco and the Bidcos pro rata) and the issuance of a further class of shares called hurdle shares (the “Hurdle Shares”) to the Management Investors. The Hurdle Shares are so called because an amount is paid on Hurdle Shares only after specified amounts have been paid on the other classes of shares. The entitlement of the other classes of shares to be paid before the Hurdle Shares creates a threshold, or “hurdle,” which must be satisfied before any amount is paid on the Hurdle Shares. Once that hurdle is satisfied then Hurdle Shares are paid a portion of any amount paid thereafter. For the detailed economic rights of the respective share classes, see “Economic Entitlement of New NDS Shares Upon an Exit Event” beginning on page 76 and “Economic Entitlement of New NDS Shares—Payment of a Dividend or Payment in Respect of Recapitalization Prior to an Exit Event” beginning on page 78.

•	all outstanding unvested options under the NDS option schemes will vest and become exercisable;

•	all outstanding awards under the NDS Long-Term Incentive Plan will vest in full; and

•	each Deferred Share, which is outstanding immediately prior to the date on which the Scheme becomes effective will be cancelled for no consideration.

Upon the effectiveness of the Scheme, the Company’s shareholders, other than NDS Holdco and certain Company employees, will no longer have an equity interest in the Company, the ADSs will no longer be listed on the NASDAQ, and the registration of the A ordinary shares under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated. For more information, see “Special Factors—Certain Effects of the Proposed Transactions” beginning on page 29.

• Meetings	Holders of A ordinary shares will vote on the Proposed Transactions at a meeting (the “Court Meeting”) convened by the High Court of Justice in England and Wales (the “English High Court”) and at an Extraordinary General Meeting of the Company (the “Extraordinary General Meeting” and together with the Court Meeting, the “Meetings”). The Court Meeting and the Extraordinary General Meeting will both be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG. The Court Meeting will commence at 10:00 a.m. (London time) on [insert date] 2009, and the Extraordinary General Meeting will commence at 11:00 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned). For more information, see “The Meetings” beginning on page 65.

• Scheme Stages	Procedurally, the Scheme can be divided into four stages: (1) applying to the English High Court for an order directing the Court Meeting to be held; (2) holding the Court Meeting to consider and approve the Scheme by the requisite majority and holding the Extraordinary General Meeting (described below) to consider and approve, by the requisite majority, the additional resolutions necessary to implement the Scheme; (3) applying to the English High Court for the Scheme to be sanctioned; and (4) delivering copies of the orders of the English High Court sanctioning the Scheme to the Registrar of Companies in England and Wales and the registration of such court orders and the minutes of the reduction of share capital attached thereto by the Registrar of Companies in England and Wales. For more information, see “The Proposed Transactions—Scheme Stages” beginning on page 83.

• Court Hearings	The third stage of the Scheme involves filing a petition with the English High Court together with supporting affidavits proving service of the notice of the Court Meeting and verifying the report as to the result of the Court Meeting. Once the relevant court officers have determined that all documentation is in order, the petition will be scheduled for two court hearings (together the “Court Hearings”). At the first court hearing, which will take place at [ ] on [ ], 2009, (the “First Court Hearing”) the English High Court will be requested to sanction (1) the re-registration of the Company as a private company, (2) certain amendments to the Company’s Articles of Association, and (3) the cancellation of the Deferred Shares (the “First Court Order”). Each of these elements of the Scheme will only become effective upon the delivery to the Registrar of Companies in England and Wales of a copy of the First Court Order. The second court hearing (the “Second Court Hearing”) will be held to sanction those elements of the Scheme not already sanctioned by the English High Court pursuant to the First Court Hearing. At the Second Court Hearing, the English High Court will be requested to sanction, among other things, both the A Share Reduction and the B Share Reduction (the “Second Court Order” and, together with the First Court Order, the “Court Orders”).

• Applicability of City Code on Takeovers and Mergers	The U.K. Panel on Takeovers and Mergers has confirmed that the City Code on Takeovers and Mergers (the “City Code”) will not apply to any transaction involving NDS because the place of central management and control of NDS for the purposes of the City Code is located outside of the United Kingdom, Isle of Man and the Channel Islands. Notwithstanding this ruling, News Corporation, NDS, NDS Holdco and the Bidcos have agreed, subject to the terms of the implementation agreement, to comply with certain specified provisions of the City Code.

• Voting Record Time	Entitlement to attend and vote at each of the Meetings and the number of votes that may be cast at such Meetings will be determined by reference to the register of members of NDS at the commencement of each of the Meetings (the “Voting Record Time”). For more information, see “The Meetings” beginning on page 65.

• Scheme Shares	If the Scheme becomes effective, it will be binding upon all of the holders of “Scheme Shares,” which, for purposes of this proxy statement, means only the A ordinary shares, including those in the form of ADSs, in issue on the date of the Scheme Document attached as Appendix A to this proxy statement, together with any further A ordinary shares (if any):

•	issued after the date of the Scheme Document and prior to the Voting Record Time; and

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issued on or after the Voting Record Time and prior to 6:00 p.m. (London time) on the business day immediately prior to the date of the Second Court Hearing either on terms providing that the original or any subsequent holder thereof shall be bound by the Scheme or where the holder thereof shall have agreed in writing to be bound by the Scheme.

• Voting Information for Holders of NDS stock	Enclosed with this proxy statement are two proxies that are solicited on behalf of the Company. The pink form of proxy is for use at the Court Meeting (or at any adjournments or postponements of the Court Meeting) where you will be asked to consider and vote upon the Scheme. The blue form of proxy is for use at the Extraordinary General Meeting (or at any adjournments or postponements of the Extraordinary General Meeting) where you will be asked to consider and vote upon the additional resolutions required to implement the Scheme.

Before voting your shares of NDS stock, we encourage you to read this proxy statement, the Scheme Document attached as Appendix A to this proxy statement and the other appendices, each in their entirety, and carefully consider how the Proposed Transactions would affect you. Then mail your completed, dated and signed proxy cards in the enclosed return envelope, which requires no postage if mailed in the United Kingdom, as soon as possible so that your shares can be voted at the Meetings. For more information on how to vote your shares, see “The Meetings—Voting Record Time and Voting Information” beginning on page 69.

• Voting Information for Holders of ADSs	Holders of ADSs will be entitled to direct the Depositary to vote on the Scheme pursuant to the terms of the Deposit Agreement. Holders of ADSs who wish to attend the Court Meeting or the Extraordinary General Meeting should take steps to present their ADSs to the Depositary for cancellation, as such steps are described in the Depositary Notice (as defined below), so that they become registered holders of A ordinary shares prior to the Voting Record Time. For more information on how to vote your A ordinary shares, see “The Meetings—Voting Record Time and Voting Information” beginning on page 69.

• Shareholder and Court Approvals Required	Approval of the Scheme requires:

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the approval at the Court Meeting of a majority in number of the holders of the Scheme Shares representing 75 percent or more in value of the Scheme Shares present and voting, whether in person or by proxy; and

•	the approval of the additional resolutions necessary to implement the Scheme at the Extraordinary General Meeting.

NDS Holdco, as the sole owner of B ordinary shares, is not entitled to vote at the Court Meeting, but will undertake to the English High Court to consent to the Scheme and to be bound by its terms.

At the Extraordinary General Meeting, it is necessary for the additional resolutions to be approved by not less than 75 percent of votes cast by the Scheme Shareholders and the holders of the B ordinary shares in issue as at the Voting Record Time, voting together as a single class. NDS Holdco, which owns all of the B ordinary shares (representing approximately 72 percent of the issued ordinary shares and approximately 96 percent of the voting power of the ordinary shares) has undertaken that it will vote in favor of the resolutions to be proposed at the Extraordinary General Meeting. Consequently, an affirmative vote by NDS Holdco will assure that the additional resolutions are approved at the Extraordinary General Meeting.

In addition to the voting requirements outlined above, the Scheme must be sanctioned by the English High Court.

Due to the fact that effectiveness of the Scheme is subject to, among other things, approval by a majority in number of the Scheme Shareholders present and voting either in person or by proxy at the Court Meeting, the Company expects to implement certain procedures to enable as many registered and beneficial holders of ADSs as possible to be included among the Scheme Shareholders present or represented at the Meetings, thereby ensuring that the views of registered and beneficial holders of ADSs are fairly represented in determining whether the approval of a majority in number of the Scheme Shareholders has been obtained.

Accordingly, as set forth on the ADS Voting Instruction Card to be sent by the Depositary (or if the ADSs are held by a bank, broker, financial institution or share plan that uses the services of Broadridge Financial Solutions, Inc., or Broadridge, for proxy voting, by Broadridge on their behalf) in connection with the Meetings (the “ADS Voting Instruction Card”), each beneficial holder of ADSs will by completing and returning the ADS Voting Instruction Card to the Depositary (or, as appropriate, Broadridge, or other intermediary), unless otherwise indicated by the beneficial holder on the ADS Voting Instruction Card, agree and consent to:

•	authorize disclosure to NDS and the Depositary of his or her name, address, account number, other reasonably required identifying information (including the number of ADSs beneficially held by such holder) and the instructions contained on the ADS Voting Instruction Card;

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authorize and direct the Depositary to transfer one A ordinary share, currently registered in the name of the Depositary, to the beneficial holder to be held in an account in such beneficial holder’s name pending the conclusion of the Meetings or any adjournments or postponements thereof;

•	being registered on NDS’s register of members as the holder of such A ordinary share pending the conclusion of the Meetings or any adjournments or postponements thereof;

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authorize and direct, if he or she is a beneficial holder of ADSs who is not registered on the books of the Depositary as the holder of ADSs, one (1) ADS beneficially held by such beneficial holder to be deposited in a blocked account with the Depositary Trust Company, (the “Blocked ADS Account”), from the date of such authorization;

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authorize and direct, if he or she is a registered holder of ADSs on the books of the Depositary, the Depositary to block registration of transfer of the Receipt evidencing those ADSs registered in his or her name on the books of the Depositary from the date of such authorization;

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appoint the Company Secretary of NDS (or such other person as may be nominated by the Board) as such holder’s attorney-in-fact to vote or appoint another proxy to vote the A ordinary share at the Meetings in accordance with the holder’s instructions with respect to such holder’s ADSs and sign any necessary documentation to, following the conclusion of the Meetings, transfer the A ordinary share back to the Depositary whereupon the ADS will be removed from the Blocked ADS Account or the Depositary will unblock registration of the transfer of the Receipt evidencing the ADS registered in his or her name accordingly;

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agree that until such time as the A ordinary share is transferred to the Depositary following the conclusion of the Meetings, or any adjournments or postponements thereof, not to dispose of any interest in that A ordinary share or the ADS representing that A ordinary share; and

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agree that if the A ordinary share for any reason is not or cannot be transferred back to the Depositary upon the conclusion of the Meetings, the ADS in the Blocked ADS Account or the ADSs for which the registration of transfer has been blocked will be deemed to have been irrevocably surrendered for the purpose of withdrawal of that A ordinary share.

Beneficial holders of ADSs who provide the authorizations, appointments and consents described above by completing, signing, and returning the ADS Voting Instruction Card (and do not expressly withhold those authorizations, appointments, and consents), will be entered into the register of members of the Company in respect of the A ordinary shares to be transferred to them as described above and the votes cast by their proxy in accordance with the voting instructions set forth on the ADS Voting Instruction Cards will be counted in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders voting at the Court Meeting. Beneficial holders that do not expressly withhold such authorizations, appointments and consents (1) that vote their ADSs in favor of approval of the Scheme will be counted as having voted in favor of the Scheme or (2) that vote their ADSs against approval of the Scheme or abstain from voting will be treated as having voted against approval of the Scheme, in each case, in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders. If beneficial holders elect to expressly withhold such authorizations, appointments and consents, such holders will not be entered into the register of members of the Company, and, accordingly, the voting instructions set forth in the ADS Voting Instruction Cards will have no effect in determining whether such “majority in number” approval has been received. However, such beneficial holders of ADSs may still direct the Depositary as to how to vote the Scheme Shares underlying their ADSs by completing and returning an ADS Voting Instruction Card reflecting such voting directions and such voting directions will be taken account in determining whether the Scheme has been approved by at least 75% in value of the Scheme Shares present and voting either in person or by proxy at the Court Meeting and in determining whether the Special Resolution has been approved by the requisite majority at the Extraordinary General Meeting.

BENEFICIAL HOLDERS OF ADSs WHO CONSENT TO HAVE ONE ADS TRANSFERRED TO A BLOCKED ACCOUNT OR TO PROVIDE AUTHORITY TO BLOCK REGISTRATION OF TRANSFER OF THE RECEIPT REGISTERED IN HIS OR HER NAME PURSUANT TO THE PROCEDURES DESCRIBED ABOVE WILL NOT BE ABLE TO TRANSFER THAT ADS FROM THE TIME OF SUCH TRANSFER OR AUTHORIZATION UNTIL THE CONCLUSION OF THE MEETINGS.

YOU ARE STRONGLY ENCOURAGED NOT TO WITHHOLD THE AUTHORIZATIONS, APPOINTMENTS AND CONSENTS ON THE ADS VOTING INSTRUCTION CARD AND THEREBY TO BE ENTERED ON THE COMPANY’S REGISTER OF MEMBERS AS THE HOLDER OF ONE A ORDINARY SHARE SO THAT YOUR VOTE CAN BE TAKEN INTO ACCOUNT FOR THE PURPOSES OF THE “MAJORITY IN NUMBER” APPROVAL REQUIREMENTS OF THE SCHEME, AND SO THAT THE VOTING INTENTIONS OF THE BENEFICIAL HOLDERS OF ADSs CAN BE FAIRLY REPRESENTED AT THE COURT MEETING.

In order for the authorizations, appointments and consents set out above to be valid, the bank, broker, financial institution or share plan which holds the ADSs on behalf of each beneficial holder must also agree to participate in the process.

If the Depositary fails to receive an ADS Voting Instruction Card from an ADS holder prior to [—] p.m. (EST) on [—] 200[8], the Depositary will not vote the A ordinary shares underlying the ADSs of such holder, and, accordingly, such shares will not be represented and will not be voted at the Court Meeting or the Extraordinary General Meeting. The holders of those ADSs who are not registered holders on the books of the Depositary (e.g. DTC participants) must identify the beneficial owner or beneficial owners of those ADSs and deliver those ADSs to a blocked account with the Depositary Trust Company by [Month xx, 200X] for the account of the Depositary and notify the Depositary that those ADSs are being held in a blocked account until the conclusion of the Meetings, such notice to be completed and returned to The Bank of New York Mellon by [Month xx, 200X (same day)] at 3:00 p.m. (EST)

The Management Investors have undertaken (i) not to vote, or direct the Depositary how to vote, any A ordinary shares or ADSs held by them, and (ii) to consent to the Scheme and be bound by its terms.

For more information, see “The Meetings” beginning on page 65.

• Effective Date	If the Scheme is approved by the requisite vote of shareholders and the other Conditions (as set forth below) to the Scheme are satisfied, or waived to the extent permitted pursuant to the implementation agreement, the Scheme will be consummated and become effective upon the Second Court Order (defined in “The Proposed Transactions—Scheme Stages” beginning on page 83) being delivered to the Registrar of Companies in England and Wales and the Second Court Order and the minutes of the reduction of share capital attached thereto being registered by the Registrar of Companies in England and Wales (the date on which this occurs, the “Effective Date”). For more information, see “The Proposed Transactions—Effective Date of Scheme” beginning on page 85.

• Independent Committee Recommendation

Our Board of Directors (the “Board”) formed a committee consisting of our independent directors, Messrs. Roger W. Einiger, Nathan Gantcher and Peter J. Powers (the “Independent Committee”), which (1) considered the terms of the Proposed Transactions to be substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders, (2) approved the Proposed Transactions and the Company entering into the implementation agreement and certain other agreements in connection with the Proposed Transactions and (3) recommended to the unaffiliated NDS shareholders that the Scheme, and the additional resolutions necessary to implement the Scheme, be approved at the Court Meeting and the Extraordinary

General Meeting, respectively. Accordingly, the members of the Independent Committee unanimously recommend that the unaffiliated NDS shareholders vote in favor of the Scheme at the Court Meeting and in favor of the resolutions required to effect the Scheme at the Extraordinary General Meeting. For more information, see “Special Factors—Recommendation of the Independent Committee; Fairness of the Proposed Transactions” beginning on page 46.

• The Position of NDS as to the Fairness of the Proposed Transactions	NDS, acting through the Independent Committee, has determined that the terms of the Proposed Transactions are substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders. Because each member of the Board, other than those members serving on the Independent Committee, was conflicted in making a determination as to the substantive and procedural fairness of the Proposed Transactions to the unaffiliated NDS shareholders, either because of the member’s role in the Proposed Transactions or the member’s employment with NDS or News Corporation, the Board delegated to the Independent Committee the authority to make such a fairness determination in the name and on behalf of NDS. Therefore, the Board did not take a position as to the substantive and procedural fairness of the Proposed Transactions to the unaffiliated NDS shareholders.

• Opinion of Citigroup Global Markets Limited	Citigroup Global Markets Limited (“Citi”), the financial advisor to the Independent Committee, rendered a written opinion, dated August 12, 2008, to the Independent Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the $63.00 per share in cash to be received by the holders of A ordinary shares, including those in the form of ADSs, pursuant to the Proposed Transactions. (None of NDS Holdco, the Bidcos or any of their respective affiliates hold A ordinary shares, including those in the form of ADSs.) The full text of Citi’s written opinion is attached to this proxy statement as Appendix B and is incorporated by reference into this proxy statement. We encourage you to read the opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and limitations on the review undertaken. For a more complete description of Citi’s opinion and review undertaken in connection with this opinion, see “Special Factors—Opinion of Citigroup Global Markets Limited” beginning on page 55.

Citi’s opinion was provided to the Independent Committee in connection with the Independent Committee’s evaluation of the Proposed Transactions from a financial point of view and does not address any terms or other aspects or implications of the Proposed Transactions other than the $63.00 per share in cash to be paid to the holders of A ordinary shares pursuant to the Proposed Transactions, or any aspects or implications of any other agreement, arrangement, or understanding entered into in connection with the Proposed Transactions or otherwise. Citi’s opinion is not intended to be, and does not constitute, a recommendation to any shareholder as to how such shareholder should vote or act in matters relating to the Proposed Transactions.

Pursuant to an engagement letter between us and Citi, dated August 1, 2008, we have agreed to pay Citi for its financial advisory services in connection with the Proposed Transactions an engagement fee of $3 million, which is not contingent upon the consummation of the Proposed Transactions. Citi may also receive an additional fee of up to $1 million entirely at NDS’s discretion. Subject to certain limitations, we have also agreed to reimburse Citi for all reasonable travel and other expenses (plus any applicable value-added tax) incurred by Citi in performing its services, including reasonable fees and expenses of its legal counsel, and to indemnify Citi and related persons against liabilities, including liabilities under federal securities laws, arising out of its engagement.

• The Position of News Corporation and NDS Holdco as to the Fairness of the Proposed Transactions	Each of News Corporation and NDS Holdco believes the Proposed Transactions are substantively and procedurally fair to the unaffiliated NDS shareholders. Their belief is based upon their knowledge and analysis of available information regarding NDS, as well as the factors discussed in the section entitled “Special Factors—Position of News Corporation and NDS Holdco as to the Fairness of the Proposed Transactions” beginning on page 48. However, neither News Corporation nor NDS Holdco has performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Proposed Transactions to the unaffiliated NDS shareholders.

• The Position of the Bidcos as to the Fairness of the Proposed Transactions	Each of the Bidcos believes the Proposed Transactions are substantively and procedurally fair to the unaffiliated NDS shareholders. Their belief is based upon their knowledge and analysis of available information regarding NDS, as well as the factors discussed in the section entitled “Special Factors—Position of the Bidcos as to the Fairness of the Proposed Transactions” beginning on page 51. However, neither of the Bidcos has performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Proposed Transactions to the unaffiliated NDS shareholders.

• Interests of Our Directors and Executive Officers in the Scheme

In considering the recommendation of the Independent Committee with respect to the Proposed Transactions, the unaffiliated NDS shareholders should be aware that certain executive officers and directors of NDS have interests in the Proposed Transactions that may be different from, or in addition to, the interests of the unaffiliated NDS shareholders generally, including:

•	all outstanding unvested options under the NDS option schemes will vest and become exercisable and all outstanding awards under the NDS Long-Term Incentive Plan will vest in full, including those awards held by executive officers and directors of NDS;

•	certain members of NDS senior management will be able to subscribe for equity interests in the Company following the consummation of the Scheme; and

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indemnification of NDS directors and officers will continue following consummation of the Scheme, and News Corporation has agreed to use its best endeavors to maintain a directors’ and officers’ liability insurance policy with respect to claims arising prior to the consummation of the Scheme.

For more information about these arrangements, see “Special Factors—Certain Effects of the Proposed Transactions” beginning on page 29 and “Interests of Certain Persons in the Proposed Transactions” beginning on page 73.

The Independent Committee was aware of these interests and considered them, among other matters, in making its recommendation.

• Financing	NDS estimates that the total amount of funds required to complete the Proposed Transactions, including any amounts necessary to pay fees and expenses associated with the Proposed Transactions is $3.248 billion. The following arrangements are in place to provide the necessary financing to complete the Proposed Transactions, including the payment of related transaction costs, charges, fees and expenses: (1) $724.9 million of cash on hand and cash equivalents of NDS and its subsidiaries (the “NDS Group”); (2) equity contributions by the Bidcos of up to approximately $917.8 million in the aggregate (of which, NDS currently expects that approximately $915.4 million will be utilized), pursuant to an equity commitment letter; (3) senior secured credit facilities for up to $1.04 billion (comprising term loans of up to $890 million and a revolving facility of $150 million) and a mezzanine secured credit facility for up to $385 million; and (4) a $242 million vendor loan note (or series of loan notes) to be issued to NDS Holdco. For more information see “The Proposed Transactions —Financing” beginning on page 87. The obligations of NDS, News Corporation, NDS Holdco and the Bidcos to consummate the Scheme are subject to, among other things, receipt of intercompany dividends, financed in part by draw downs under the Debt Facilities (defined on page 89) and the availability to NDS of sufficient distributable profits and not less than $724.9 million in cash from internally generated funds to enable it to pay all amounts payable by it in connection with the Scheme. For more information, see “The Proposed Transactions—Conditions” beginning on page 94.

• Certain Material U.S. Federal Income Tax Consequences to U.S. Holders

For U.S. Holders (defined on page 99), the receipt of cash pursuant to the Scheme generally should be treated, for United States federal income tax purposes, as a taxable disposition by such U.S. Holders of their A ordinary shares (or A ordinary shares represented by ADSs). See “Certain Material U.S. Federal Income Tax Consequences” beginning on page 99 for a more detailed description of the tax consequences to U.S. Holders. If you are in any doubt about your taxation position, you should consult your professional tax advisor.

• Certain Material U.K. Tax Consequences	For U.K. Holders (defined on page 100) the cash received on cancellation of A ordinary shares should be treated under U.K. tax law as a taxable disposition by such U.K. Holders of their A ordinary shares (or A ordinary shares represented by ADSs), which depending on their personal circumstances may give rise to a taxable chargeable gain or an allowable loss. The cash attributable to the dividend received by holders of A ordinary shares will be taxed as income. See the section entitled “Certain Material U.K. Tax Consequences” beginning on page 100 for a more detailed description of the tax consequences for U.K. Holders. If you are in any doubt about your taxation position, you should consult your professional adviser.

• Limitations on Solicitation of Other Offers	While the Scheme is pending, each of NDS and News Corporation has agreed, among other things, not to, and to cause its respective subsidiaries and their respective advisers and representatives not to, (1) solicit, initiate, recommend, facilitate or encourage, (2) participate in, continue or enter into discussions or negotiations concerning, (3) provide any information with respect to, or (4) enter into any agreement or arrangement regarding, any competing acquisition proposal for NDS by a third party, subject to certain exceptions under the implementation agreement.

Notwithstanding these restrictions, under certain circumstances, the Company (acting through the Independent Committee) may engage in negotiations or discussions with, and furnish information to a third party which has indicated it may make an unsolicited competing proposal so long as the Company complies with certain terms of the implementation agreement described under “The Implementation Agreement” beginning on page 102. For more information, see “The Implementation Agreement—Exclusivity” beginning on page 112.

• No Appraisal Rights	The holders of A ordinary shares are not entitled to any appraisal rights.

• Conditions	The obligations of NDS, News Corporation, NDS Holdco and the Bidcos to consummate the Scheme are subject to the prior satisfaction, or waiver to the extent permitted by law, of various closing conditions specified in the implementation agreement (the “Conditions”), including, among others, the following conditions:

•	the approval of the Scheme by the requisite vote of NDS shareholders at the Court Meeting;

•	the approval of all resolutions necessary to implement the Scheme at the Extraordinary General Meeting;

•	the sanction of the Scheme and the confirmation of the capital reduction involved therein by the English High Court;

•

there having been no adverse change or deterioration in the business, assets, financial or trading position or profits or operational performance of any member of the NDS Group to an extent which is material in the context of the Wider NDS Group, taken as a whole, since June 30, 2008;

•

(1) NDS having received the funds necessary, including as a result of intercompany dividends financed in part by drawdowns under the Debt Facilities, to make the required payments to the unaffiliated NDS shareholders and News Corporation under the Scheme and (2) the availability to NDS of sufficient distributable profits and not less than $724.9 million in cash from internally generated funds to enable it to pay all amounts payable by it in connection with the Scheme; and

•

no third party having intervened in any way or announced, instituted, implemented or threatened any action, proceeding or investigation, or enacted or proposed any statute, regulation, decision or order that might reasonably be expected to (in any case to an extent which is material in the context of the Wider NDS Group (defined on page 97) taken as a whole) make the Scheme or its implementation void, unenforceable, and/or illegal or otherwise directly or indirectly restrain, restrict, prohibit, delay or otherwise interfere therewith, or impose additional conditions or obligations with respect thereto, or require amendment to the terms of the Scheme or the proposed acquisition of any shares or securities in NDS, or the acquisition of control of NDS by the Bidcos.

The obligations of News Corporation and NDS Holdco to consummate the Scheme are further subject to the prior satisfaction, or waiver to the extent permitted by law, of the following conditions:

•

the U.S. Internal Revenue Service having issued a letter ruling to News Corporation substantially to the effect that the receipt of cash by News Corporation pursuant to the Scheme is not essentially equivalent to a dividend under the Internal Revenue Code of 1986, as amended and the rules and regulations promulgated thereunder (the “Code”); and

•

in the reasonable good faith judgment of News Corporation, there is not a reasonable likelihood that NDS would be a “controlled foreign corporation” within the meaning of the Code immediately following the Scheme becoming effective. For more information, see “The Proposed Transactions—Conditions” beginning on page 94.

• Regulatory Approvals	The obligations of the parties to complete the Scheme are subject to obtaining the following regulatory approvals:

•	the European Commission having issued a decision (or having been deemed to have done so) declaring the Proposed Transactions compatible with the EC Common Market; and

•

an unconditional approval of the Proposed Transactions, or an approval with conditions or obligations as are deemed satisfactory to the Bidcos and News Corporation, being given by the relevant controller pursuant to the Israeli Restrictive Business Practices Law 5748-1988.

See “Regulatory Matters” beginning on page 98 for a more detailed description of the Regulatory Approvals.

• Termination	The implementation agreement may be terminated and the Proposed Transactions may be abandoned by:

•	the mutual written consent of the Bidcos, News Corporation, NDS Holdco and NDS at any time prior to the issuance of the Second Court Order;

•

the Bidcos or News Corporation acting in their absolute discretion if there is a failure or breach of, among others, the conditions summarized in the immediately preceding section of this Summary Term Sheet entitled “—Conditions” (other than the “no material adverse change” condition or the “no third party intervention” condition); or

•

the Bidcos, News Corporation, NDS Holdco or NDS by written notice to the other parties if the Effective Date shall not have occurred on or before February 25, 2009 (or such later date as agreed between News Corporation, NDS Holdco, NDS, the Bidcos and the English High Court) (the “Long Stop Date”).

For more information, see “The Implementation Agreement—Termination” beginning on page 113.

• Fees and Costs	The implementation agreement provides that if the Scheme becomes fully effective, the associated costs shall be borne in the manner separately agreed between the Bidcos, News Corporation and NDS Holdco. If the Scheme fails to become fully effective, each party will bear its own legal, accounting and other fees and costs incurred in connection with the implementation of the Proposed Transactions except that News Corporation and the Bidcos will equally bear the cost of counsel to the lenders party to the financing documents related to the Proposed Transactions. For more information, see “The Implementation Agreement—Fees and Costs” beginning on page 113.

The stockholders agreement provides that, on the Effective Date, the Company shall pay fees of $15,455,550 to the Bidcos and $14,849,450 to News Corporation in connection with the consummation of the Proposed Transactions. For more information, see “The Stockholders Agreement—Fees and Expenses” beginning on page 119.

Certain Questions and Answers About the Scheme

The following questions and answers are for your convenience only and briefly address some commonly asked questions about the Scheme. You should carefully read this proxy statement, the Scheme Document attached as Appendix A to this proxy statement and the other appendices, each in their entirety, and carefully consider how the Proposed Transactions affect you.

Q:	Why am I receiving these materials?

A:	If you are a registered holder of A ordinary shares, the Board is providing these proxy materials to give you information for use in determining how to vote in connection with the Meetings. If you hold ADSs, or if your A ordinary shares or ADSs are held, in “street name,” meaning your shares are held in a brokerage account or by a broker, bank or other nominee, you are the beneficial owner of those shares and these proxy materials are being forwarded to you by the Depositary, or your broker, bank or nominee, so that you may determine how to instruct the Depositary or your broker, bank or nominee as to how you would like your A ordinary shares or the A ordinary shares underlying your ADSs to be voted in connection with the Meetings.

Q:	When and where will the Meetings be held?

A:	Approval of the Scheme requires two shareholder meetings. The Court Meeting and the Extraordinary General Meeting will both be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG. The Court Meeting will commence at 10:00 a.m. (London time) on [insert date] 2009, and the Extraordinary General Meeting will commence at 11:00 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

Q:	What am I being asked to vote upon?

A:	You are being asked to consider and vote upon proposals to effect the Scheme pursuant to which the Company would become a privately-owned company, owned 51 percent by the Bidcos and 49 percent by NDS Holdco (subject to dilution arising as a result of the Management Investors’ subscription for shares in the capital of the Company), by means of (1) the A Share Reduction, (2) the B Share Reduction and (3) the issuance to the Bidcos of new B ordinary shares representing 51% of the Company’s then outstanding B ordinary shares and the issuance of B ordinary shares to the Management Investors (such shares to dilute NDS Holdco and the Bidcos pro rata).

Q:	Who can vote on the Scheme?

A:	Entitlement to attend and vote at the Meetings and the number of votes that may be cast at the Meetings will be determined by reference to the register of members of NDS at the Voting Record Time.

Holders of ADSs will not be entitled to attend the Meetings although the Depositary will be so entitled and will vote in accordance with valid instructions that may be received from holders of ADSs. If no instructions are received by the Depositary from a holder of ADSs on or before the record date specified by the Depositary, the A ordinary shares associated with such holder’s ADSs will not be voted.

Holders of ADSs who wish to attend the Meetings should take steps to present their ADSs to the Depositary for cancellation, as such steps are described in the Depositary Notice (as defined below), so that they become registered holders of A ordinary shares prior to the Voting Record Time.

If your shares are held in “street name” by your broker, your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedures provided by your broker.

Q:	What is required to implement the Scheme?

A:	The implementation of the Scheme will require, among other things:

•	the approval at the Court Meeting of:

•	a majority in number of the holders of Scheme Shares (the “Scheme Shareholders”) voting (whether in person or by proxy), representing

•	75 percent or more in value of the Scheme Shares voted (whether in person or by proxy); and

•

the approval, by 75 percent or more of votes cast by the Scheme Shareholders and the holders of the B ordinary shares in issue as at the Voting Record Time, voting together as a single class, of certain additional resolutions necessary to implement the Scheme at the Extraordinary General Meeting.

In addition, the Scheme must be sanctioned by the English High Court.

Due to the fact that effectiveness of the Scheme is subject to, among other things, approval by a majority in number of the Scheme Shareholders present and voting either in person or by proxy at the Court Meeting, the Company expects to implement certain procedures to enable as many registered and beneficial holders of ADSs as possible to be included among the Scheme Shareholders present or represented at the Meetings, thereby ensuring that the views of registered and beneficial holders of ADSs are fairly represented in determining whether the approval of a majority in number of the Scheme Shareholders has been obtained.

Accordingly, as set forth on the ADS Voting Instruction Card, each beneficial holder of ADSs will by completing and returning the ADS Voting Instruction Card to the Depositary (or, as appropriate, Broadridge, or other intermediary), unless otherwise indicated by the beneficial holder on the ADS Voting Instruction Card, agree and consent to:

•

authorize disclosure to NDS and the Depositary of his or her name, address, account number, other reasonably required identifying information (including the number of ADSs beneficially held by such holder) and the instructions contained on the ADS Voting Instruction Card;

•

authorize and direct the Depositary to transfer one A ordinary share, currently registered in the name of the Depositary, to the beneficial holder to be held in an account in such beneficial holder’s name pending the conclusion of the Meetings or any adjournments or postponements thereof;

•	being registered on NDS’s register of members as the holder of such A ordinary share pending the conclusion of the Meetings or any adjournments or postponements thereof;

•

authorize and direct, if he or she is a beneficial holder of ADSs who is not registered on the books of the Depositary as the holder of ADSs, one (1) ADS beneficially held by such beneficial holder to be deposited in the Blocked ADS Account, from the date of such authorization;

•

authorize and direct, if he or she is a registered holder of ADSs on the books of the Depositary, the Depositary to block registration of transfer of the Receipt evidencing those ADSs registered in his or her name on the books of the Depositary from the date of such authorization;

•

appoint the Company Secretary of NDS (or such other person as may be nominated by the Board) as such holder’s attorney-in-fact to vote or appoint another proxy to vote the A ordinary share at the Meetings in accordance with the holder’s instructions with respect to such holder’s ADSs and sign any necessary documentation to, following the conclusion of the Meetings, transfer the A ordinary share back to the

Depositary whereupon the ADS will be removed from the Blocked ADS Account or the Depositary will unblock registration of the transfer of the Receipt evidencing the ADS registered in his or her name accordingly;

•

agree that until such time as the A ordinary share is transferred to the Depositary following the conclusion of the Meetings, or any adjournments or postponements thereof, not to dispose of any interest in that A ordinary share or the ADS representing that A ordinary share; and

•

agree that if the A ordinary share for any reason is not or cannot be transferred back to the Depositary upon the conclusion of the Meetings, the ADS in the Blocked ADS Account or the ADSs for which the registration has been blocked will be deemed to have been irrevocably surrendered for the purpose of withdrawal of that A ordinary share.

Beneficial holders of ADSs who provide the authorizations, appointments and consents described above by completing, signing, and returning the ADS Voting Instruction Card (and do not expressly withhold those authorizations, appointments, and consents), will be entered into the register of members of the Company in respect of the A ordinary shares to be transferred to them as described above and the votes cast by their proxy in accordance with the voting instructions set forth on the ADS Voting Instruction Cards will be counted in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders voting at the Court Meeting. Beneficial holders that do not expressly withhold such authorizations, appointments and consents (1) that vote their ADSs in favor of approval of the Scheme will be counted as having voted in favor of the Scheme or (2) that vote their ADSs against approval of the Scheme or abstain from voting will be treated as having voted against approval of the Scheme, in each case, in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders. If beneficial holders elect to expressly withhold such authorizations, appointments and consents, such holders will not be entered into the register of members of the Company, and, accordingly, the voting instructions set forth in the ADS Voting Instruction Cards will have no effect in determining whether such “majority in number” approval has been received. However, such beneficial holders of ADSs may still direct the Depositary as to how to vote the Scheme Shares underlying their ADSs by completing and returning an ADS Voting Instruction Card reflecting such voting directions and such voting directions will be taken account in determining whether the Scheme has been approved by at least 75% in value of the Scheme Shares present and voting either in person or by proxy at the Court Meeting and in determining whether the Special Resolution has been approved by the requisite majority at the Extraordinary General Meeting.

BENEFICIAL HOLDERS OF ADSs WHO CONSENT TO HAVE ONE ADS TRANSFERRED TO A BLOCKED ACCOUNT OR TO PROVIDE AUTHORITY TO BLOCK REGISTRATION OF TRANSFER OF THE RECEIPT REGISTERED IN HIS OR HER NAME PURSUANT TO THE PROCEDURES DESCRIBED ABOVE WILL NOT BE ABLE TO TRANSFER THAT ADS FROM THE TIME OF SUCH TRANSFER OR AUTHORIZATION UNTIL THE CONCLUSION OF THE MEETINGS.

YOU ARE STRONGLY ENCOURAGED NOT TO WITHHOLD THE AUTHORIZATIONS, APPOINTMENTS AND CONSENTS ON THE ADS VOTING INSTRUCTION CARD AND THEREBY TO BE ENTERED ON THE COMPANY’S REGISTER OF MEMBERS AS THE HOLDER OF ONE A ORDINARY SHARE SO THAT YOUR VOTE CAN BE TAKEN INTO ACCOUNT FOR THE PURPOSES OF THE “MAJORITY IN NUMBER” APPROVAL REQUIREMENTS OF THE SCHEME, AND SO THAT THE VOTING INTENTIONS OF THE BENEFICIAL HOLDERS OF ADSs CAN BE FAIRLY REPRESENTED AT THE COURT MEETING.

If the Depositary fails to receive an ADS Voting Instruction Card from an ADS holder prior to [•] p.m. (EST) on [•] 200[8], then the Depositary will not vote the A ordinary shares underlying the ADSs of such holder, and, accordingly, such shares will not be represented and will not be voted at the Court Meeting or the Extraordinary General Meeting. The holders of those ADSs who are not registered holders on the books of the Depositary (e.g. DTC participants) must identify the beneficial owner or beneficial owners of those ADSs and deliver those ADSs to a blocked account with the Depositary Trust Company by [Month xx, 200X] for the account of the Depositary and notify the Depositary that those ADSs are being held in a blocked account until the conclusion of the Meetings, such notice to be completed and returned to The Bank of New York Mellon by [Month xx, 200X (same day)] at 3:00 p.m. (EST).

In order for the authorizations, appointments and consents set out above to be valid, the bank, broker, financial institution or share plan which holds the ADSs on behalf of each beneficial holder must also agree to participate in the process.

The Management Investors have undertaken (i) not to vote, or direct the Depositary how to vote, any A ordinary shares or ADSs held by them, and (ii) to consent to the Scheme and be bound by its terms.

NDS Holdco, which beneficially owns all of the B ordinary shares (representing approximately 72 percent of the issued ordinary shares and approximately 96 percent of the voting power of the ordinary shares) has undertaken that it will vote in favor of the resolutions to be proposed at the Extraordinary General Meeting. Consequently, an affirmative vote by NDS Holdco will assure that the additional resolutions are approved at the Extraordinary General Meeting.

Q:	What will I receive in the Scheme?

A:	Upon completion of the Scheme, you will receive consideration of $63.00 in cash per A ordinary share (the “A Share Consideration”) (net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement). The A Share Consideration represents a premium of approximately 26.8 percent over the closing price of $49.70 per ADS on June 27, 2008, the date upon which News Corporation and the Bidcos publicly announced that they had proposed the Proposed Transactions to the Independent Committee. Because a significant portion of NDS’s equity value at such time was due to NDS’s cash balance (on which an investor would generally not be expected to pay a premium), we believe that the non-cash adjusted premium described in the preceding sentence should be considered in light of the cash adjusted premium, the premium computed after deducting the cash value per share from both the $63.00 per ADS price and the trading price to reflect the premium that is being paid relative to the value of the business. If such premium were computed by deducting NDS’s cash balance, the premium would equal 34.9 percent. In addition, the A Share Consideration represents a premium of approximately:

•	31.1 percent (cash adjusted) and 24.0 percent (non-cash adjusted) over the average closing price of $50.80 per ADS for the three-month period ending on June 27, 2008; and

•	29.0 percent (cash adjusted) and 23.1 percent (non-cash adjusted) over the average closing price of $51.16 per ADS for the six-month period ending on June 27, 2008.

In accordance with the Deposit Agreement, a fee will be charged for the cancellation of the ADSs, and will be deducted from the consideration to be received by the ADS holders. This fee may be up to $0.05 per ADS cancelled.

See “Special Factors—Certain Effects of the Proposed Transactions” beginning on page 29.

Q:	What was the role of the Independent Committee?

A:	The Independent Committee, consists of Messrs. Einiger, Gantcher and Powers, who are members of the Board not employed by, or otherwise affiliated with, any of NDS, News Corporation, the Bidcos or funds advised by Permira Advisers LLP. The Independent Committee was formed to, among other things, consider the value and fairness of the Proposed Transactions, to determine whether the Company should enter into the implementation agreement and other agreements in connection with the Proposed Transactions and to make a recommendation to the holders of the A ordinary shares with respect to the Proposed Transactions.

Q:	What is the recommendation of the Independent Committee?

A:	Taking into account a number of factors, including the fairness opinion received from Citi, which acted as financial adviser to the Independent Committee, and the other factors set forth in the section entitled “Special Factors—Recommendation of the Independent Committee; Fairness of the Proposed Transactions,” the Independent Committee unanimously concluded that the Proposed Transactions are substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders and recommends that the unaffiliated NDS shareholders vote to approve the Scheme at the Court Meeting and the additional resolutions necessary to implement the Scheme at the Extraordinary General Meeting. See the section entitled “Special Factors—Recommendation of the Independent Committee; Fairness of the Proposed Transactions” beginning on page 46.

Q:	What are the consequences of the Scheme to present members of management and the Board?

A:	Following the Scheme, it is expected that all of the members of our current senior management will continue as management of NDS. Like all our other shareholders, members of management and the Board will be entitled to receive $63.00 per share in cash for each of their A ordinary shares and exercised options. However, Dr. Abraham Peled, Pyrros Koussios and certain other members of our senior management will acquire B ordinary shares and may be granted newly issued Hurdle Shares and stock options in connection with the Proposed Transactions. For the detailed economic rights of the respective share classes, see “Economic Entitlements of New NDS Shares Upon an Exit Event” beginning on page 76 and “Economic Entitlements of New NDS Shares—Payment of a Dividend or Payment in Respect of Recapitalization Prior to an Exit Event” beginning on page 78. In addition, certain members of the Board affiliated with News Corporation, David DeVoe, Lawrence Jacobs and Arthur Siskind, have interests in the Scheme different from the interests of the unaffiliated NDS shareholders generally. See “Interests of Certain Persons in the Proposed Transactions” beginning on page 73.

The Company has the following share schemes in place for the benefit of members of management and the Board. The effect that implementation of the Scheme will have on each of these share schemes is as follows:

•

NDS 1997 Executive Share Option Scheme – all outstanding options have already vested and are exercisable and will lapse on or around the Effective Date to the extent that they have not been exercised at that time.

•

NDS 1999 Executive Share Option Scheme – all outstanding options will vest and become exercisable to the extent they are not already exercisable on the date the English High Court sanctions certain elements of the Scheme and lapse on or around the Effective Date to the extent that those options have not been exercised at that time.

•

NDS UK Approved Share Option Scheme – any outstanding unvested options will vest in full and become exercisable to the extent they are not already exercisable on the day the English High Court sanctions certain elements of the Scheme and lapse on or around the Effective Date to the extent that those options have not been exercised at that time.

•

NDS 2006 Long-Term Incentive Plan – all outstanding awards will vest and the relevant ADSs will be issued and distributed to the beneficiaries on the date the English High Court sanctions certain elements of the Scheme.

For more information, see the section entitled “Interests of Certain Persons in the Proposed Transactions” beginning on page 73.

Q:	Is the Scheme subject to the satisfaction of any conditions?

A:	Yes. Before the Scheme becomes effective, certain conditions must be satisfied or waived. The obligation of each of News Corporation, NDS Holdco, NDS and the Bidcos to consummate the Scheme is subject to the following conditions:

•	the approval of the Scheme by the requisite vote of NDS shareholders at the Court Meeting;

•	the approval of all resolutions necessary to implement the Scheme at the Extraordinary General Meeting;

•	the sanction of the Scheme and the confirmation of the capital reduction involved therein by the English High Court;

•	the issuance by the European Commission of a decision (or having been deemed to have done so) declaring the Proposed Transactions compatible with the EC Common Market;

•	the approval of the Proposed Transactions being given by the relevant controller pursuant to the Israeli Restrictive Business Practices Law 5748-1988;

•

there having been no adverse change or deterioration in the business, assets, financial or trading position or profits or operational performance of any member of the NDS Group to an extent that is material in the context of the Wider NDS Group, taken as a whole, since June 30, 2008;

•	no third party having instituted proceedings to make the Scheme or its implementation void, unenforceable or illegal in any jurisdiction;

•	the implementation agreement not having been terminated by the parties to it (for more information, see “The Implementation Agreement—Termination” beginning on page 113); and

•

(1) NDS having received the funds necessary, including as a result of intercompany dividends financed in part by drawdowns under the Debt Facilities, to make the required payments to the unaffiliated NDS shareholders and News Corporation under the Scheme, and (2) the availability to NDS of sufficient distributable profits and not less than $724.9 million in cash from internally generated funds to enable it to pay all amounts payable by it in connection with the Scheme.

The obligations of News Corporation and NDS Holdco to consummate the Scheme are further subject to the prior satisfaction, or waiver to the extent permitted by law, of the following conditions:

•

the United States Internal Revenue Service having issued a letter ruling to News Corporation substantially to the effect that the receipt of cash by News Corporation pursuant to the Scheme is not essentially equivalent to a dividend under the Code; and

•

in the reasonable good faith judgment of News Corporation, there is not a reasonable likelihood that NDS would be a “controlled foreign corporation” within the meaning of the Code immediately following the Scheme becoming effective.

If the Conditions are not satisfied or waived, the Scheme will not be completed even if our shareholders vote to approve the Scheme. See the section entitled “The Proposed Transactions—Conditions” beginning on page 94.

Q:	When do you expect the Scheme to be completed?

A:	The parties are working to complete the Scheme as soon as practicable and anticipate that the Scheme will be completed by the end of 2008 or early 2009. If the Scheme is approved by the requisite vote of Scheme Shareholders and the other conditions to the Scheme are satisfied, or waived to the extent permitted pursuant to the implementation agreement, the Scheme will be consummated and become effective on the Effective Date. Because the Scheme is subject to the satisfaction or waiver of certain conditions, the exact timing of the Effective Date cannot be determined. See the section entitled “The Proposed Transactions—Effective Date of Scheme” beginning on page 85.

Q:	What are the U.S. federal income tax consequences of the Scheme to holders of NDS stock?

A:	For U.S. Holders (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences to U.S. Holders” beginning on page 99), the receipt of cash pursuant to the Scheme generally should be treated, for United States federal income tax purposes, as a taxable disposition by such U.S. Holders of their A ordinary shares (or A ordinary shares represented by ADSs). See the section entitled “Certain Material U.S. Federal Income Tax Consequences to U.S. Holders” beginning on page 99 for a more detailed description of the tax consequences to U.S. Holders. If you are in any doubt about your taxation position, you should consult your professional tax advisor.

Q:	What are the U.K. tax consequences of the Scheme to holders of NDS stock?

A:	For U.K. Holders (as defined in the section entitled “Certain Material U.K. Tax Consequences” beginning on page 100), the cash received on cancellation of their A ordinary shares should be treated under U.K. tax law as a taxable disposition by such U.K. Holders of their A ordinary shares (or A ordinary shares represented by ADSs), which depending on their personal circumstances, may give rise to a taxable chargeable gain or an allowable loss. The cash attributable to the dividend received by holders of A ordinary shares will be taxed as dividend. See the section entitled “Certain Material U.K. Tax Consequences” beginning on page 100 for a more detailed description of the tax consequences for U.K. resident holders of A ordinary shares and ADSs. If you are in any doubt about your taxation position, you should consult your professional adviser.

Q:	How do I vote my NDS stock?

A:	Enclosed with this proxy statement are two proxies that are solicited on behalf of the Company. The pink form of proxy is for use at the Court Meeting (or at any adjournments or postponements of the Court Meeting) where you will be asked to consider and vote upon the Scheme. The blue form of proxy is for use at the Extraordinary General Meeting (or at any adjournments or postponements of the Extraordinary General Meeting) where you will be asked to consider and vote upon the additional resolutions required to implement the Scheme.

Before you vote, you should read this proxy statement in its entirety, including its appendices (in particular we refer you to the explanatory material relating to the Scheme attached as Appendix A to this proxy statement), and carefully consider how the Scheme affects you. Then, mail your completed, dated and signed proxy cards in the enclosed return envelope promptly so that your shares can be voted at the Meetings. If you complete and properly sign, and return to the Company the accompanying proxy cards, the proxy cards will be voted as you direct. Properly executed proxies that do not contain voting instructions will be voted “FOR” approval of the Scheme.

For more information on how to vote your shares, see the section entitled “The Meetings—Voting Record Time and Voting Information” beginning on page 69.

Q:	May I vote in person?

A:	If you hold A ordinary shares that are registered directly in your name with the Company’s registrar, Equiniti Limited, you are a shareholder of record at the Voting Record Time, and these proxy materials are being sent directly to you from the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Court Meeting and the Extraordinary General Meeting. Under the Company’s Articles of Association, you are entitled to appoint one or more proxies (who need not be shareholders of the Company) to attend the Court Meeting and the Extraordinary General Meeting and vote on your behalf. Further, under the Company’s Articles of Association, deposit of an instrument of proxy shall not preclude you from attending and voting in person at the Court Meeting and the Extraordinary General Meeting.

If you hold ADSs, or if your A ordinary shares or ADSs are held, in “street name,” meaning your shares are held in a brokerage account or by a broker, bank or other nominee, you are the beneficial owner of those shares and these proxy materials are being forwarded to you by the Depositary, or your broker, bank or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct the Depositary, or your broker, bank or nominee, as to how to vote your shares. However, since you are not the shareholder of record of the shares, you may not attend the Court Meeting or the Extraordinary General Meeting, nor may you vote those shares in person at the Court Meeting or the Extraordinary General Meeting. Rather, you will receive instructions from the Depositary, or your broker, bank or other nominee, describing how to vote your shares.

Holders of ADSs who wish to attend the Court Meeting or the Extraordinary General Meeting should take steps to present their ADSs to the Depositary for cancellation, so that they become registered holders of A ordinary shares prior to the commencement of the Meetings.

The Court Meeting and the Extraordinary General Meeting will both be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG. The Court Meeting will commence at 10:00 a.m. (London time) on [insert date] 2009, and the Extraordinary General Meeting will commence at 11:00 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

Q:	If I hold ADSs, will the Depositary vote my shares for me?

A:	Holders of ADSs will be entitled to direct the Depositary to vote on the Scheme pursuant to the terms of the Deposit Agreement. Section 2.2 of the Deposit Agreement and paragraph 17 of Exhibit A to the Deposit Agreement provide that upon receipt of notice of any meeting or solicitation of consents or proxies from holders of ADSs, the Depositary will fix a record date in respect of such meeting for the giving of instructions for voting such consent or proxy and will mail to the holders of ADSs a notice (the “Depositary Notice”) that will contain the relevant information and instructions on how to exercise their voting rights or how to instruct the Depositary to give a discretionary proxy to a person designated by the Company.

If no instructions are received by the Depositary from a holder of ADSs on or before the record date specified by the Depositary, the A ordinary shares associated with such holder’s ADSs will not be voted.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedures provided by your broker.

Q:	What happens if I do not return my completed proxy cards, vote my shares in person at the Meetings, or instruct the Depositary how to vote?

A:	At each of the Court Meeting and (assuming a quorum is present) the Extraordinary General Meeting, with respect to your A ordinary shares, the failure to return your completed proxy cards, vote your shares in person at either Meeting or instruct your broker, bank or nominee or the Depositary to vote your shares or ADSs, as applicable, will result in your shares or ADSs, as applicable, not being counted with respect to the approval of the Scheme at the Court Meeting or the approval of the resolutions necessary to approve and implement the Scheme at the Extraordinary General Meeting. Upon the Scheme becoming effective, it will be binding on all holders of Scheme Shares irrespective of whether they attended or voted at the Court Meeting.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by duly executing in writing and delivering to the registrar’s office another proxy. With regard to the proxy for the Extraordinary General Meeting, this must be received no later than 48 hours prior to that meeting. This will replace your original proxy, which will be treated as revoked. Alternatively, you may revoke (but not replace) your proxy by giving notice in writing to the Company Secretary, to arrive not less than six hours prior to the applicable Meeting.

If you have instructed the Depositary, or your broker, bank or other nominee, to vote your shares, you must follow directions received from the Depositary, or your broker, bank or other nominee, to change those instructions.

Q:	What does it mean if I receive more than one set of materials?

A:	This means the A ordinary shares you own are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you may receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the A ordinary shares you own. Each proxy card you receive comes with its own prepaid return envelope; if you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:	If the Scheme is completed, how will I receive the cash for my shares?

A:	Subject to the Scheme becoming fully effective, checks will be dispatched to holders of A ordinary shares who are entitled to receive consideration under the Scheme, within one business day, or if a paying agent is used, the Bidcos and the Company shall procure that such paying agent makes payments to the holders of A ordinary shares so entitled, as soon as reasonably practicable, and in any event, within five business days of the Scheme becoming fully effective. Holders of ADSs will receive their consideration in accordance with the Deposit Agreement and upon the surrender of their ADSs (net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement).

Q:	Should I send in my stock certificates now?

A:	No. After the Scheme is completed, you will receive written instructions for exchanging your stock certificates for the applicable consideration. See the section entitled “The Proposed Transactions—Payment of Consideration” beginning on page 86.

Q:	What rights do I have to seek appraisal of my shares?

A:	NDS shareholders do not have appraisal rights in connection with the Proposed Transactions.

Q:	Who can help answer my questions?

A:	If you have any questions about the Scheme or how to submit your proxy, or if you need additional copies of this proxy statement, the enclosed proxy cards or voting instructions, you may contact the proxy solicitation firm hired by News Corporation, Georgeson Inc., which is referred to in this proxy statement as Georgeson, at the address or telephone number below:

199 Water Street, 26th Floor

New York, NY 10038-3560

All Others Call Toll Free 866-741-9017

International Calls 0-800-89-0011 then 866-741-9017 or

0-500-89-0011 then 866-741-9017

Parties to the Proposed Transactions

NDS Group plc

One Heathrow Boulevard

286 Bath Road

West Drayton, Middlesex UB7 0DQ

England, United Kingdom

Telephone: +44 20 8476-8000

NDS is domiciled in the United Kingdom and incorporated under the laws of and registered in England and Wales. We are engaged in the business of supplying open end-to-end digital technology and services to digital pay-television platform operators and content providers. We have customers throughout the world and we have research and development facilities, customer support operations and administrative offices in the United Kingdom, Israel, France, Denmark, India, China, Hong Kong, South Korea, Australia and the United States.

For more information about NDS, please visit our website at www.nds.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement and is not incorporated by reference. ADSs, each representing one A ordinary share are traded on NASDAQ. The ADSs are evidenced by ADRs issued by the Depositary, under the Deposit Agreement. For more information on NDS, see the section entitled “Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos” beginning on page 123.

News Corporation

1211 Avenue of the Americas

New York, NY 10036

United States of America

Telephone: +1 212 852-7000

News Corporation, a Delaware corporation, is a diversified global media company with operations in eight industry segments: filmed entertainment; television; cable network programming; direct broadcast satellite television; magazines and inserts; newspapers and information services; book publishing; and other. The activities of News Corporation are conducted principally in the United States, the United Kingdom, Continental Europe, Australia, Asia and the Pacific Basin.

For more information about News Corporation, please visit its website at www.newscorp.com. News Corporation’s website address is provided as an inactive textual reference only. The information provided on News Corporation’s website is not part of this proxy statement and is not incorporated by reference. News Corporation’s Class A common stock and Class B common stock are listed and traded on the New York Stock Exchange, its principal market, under the symbols “NWS.A” and “NWS,” respectively. CHESS Depositary Interests representing the Class A common stock and Class B common stock are listed and traded on the Australian Stock Exchange under the symbols “NWS” and “NWSLV,” respectively. News Corporation’s Class A common stock and Class B common stock are also traded on the London Stock Exchange. For more information on News Corporation, see the section entitled “Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos” beginning on page 123.

NDS Holdco, Inc.

c/o News Corporation

1211 Avenue of the Americas

New York, NY 10036

United States of America

Telephone: +1 212 852-7000

NDS Holdco is an indirect wholly-owned subsidiary of News Corporation, and is the entity through which News Corporation holds its interests in NDS. Upon the Scheme becoming fully effective, NDS will be owned approximately 49 percent by NDS Holdco.

For more information on NDS Holdco, see the section entitled “Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos” beginning on page 123.

Nuclobel Lux 1 S.àr.l.

282 route de Longwy

L-1940, Luxembourg

Telephone: +352 26 86 811

Bidco 1, a limited liability company (société à responsabilité limitée) incorporated in Luxembourg and a direct, wholly owned subsidiary of Nuclobel Topco 1 S.àr.l., a limited liability company (société à responsabilité limitée) incorporated in Luxembourg, was formed solely for the purpose of facilitating this Scheme. Bidco 1 has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the implementation agreement. Upon the Scheme becoming fully effective, NDS will be owned approximately 9.9 percent by Bidco 1.

For more information on Bidco 1, see the section entitled “Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos” beginning on page 123.

Nuclobel Lux 2 S.àr.l.

282 route de Longwy

L-1940, Luxembourg

Telephone: +352 26 86 811

Bidco 2, a limited liability company (société à responsabilité limitée) incorporated in Luxembourg and a direct, wholly owned subsidiary of Nuclobel Topco 2 S.àr.l., a limited liability company (société à responsabilité limitée) incorporated in Luxembourg, was formed solely for the purpose of facilitating this Scheme. Bidco 2 has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the implementation agreement. Upon the Scheme becoming fully effective, NDS will be owned approximately 41.1 percent by Bidco 2.

For more information on Bidco 2, see the section entitled “Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos” beginning on page 123.

Cautionary Statement Concerning Forward-Looking Information

This proxy statement, and the documents to which we refer you in this proxy statement, contain not only historical information, but also forward-looking statements. Forward-looking statements represent the Company’s expectations or beliefs concerning future events. The words “expect,” “estimate,” “anticipate,” “predict,” “believe” and similar expressions and variations thereof are intended to identify forward-looking statements. These statements appear in a number of places in this proxy statement, including under the headings “Summary Term Sheet, “Special Factors—Opinion of Citigroup Global Markets Limited,” and “Summary Projections,” and include statements regarding the intent, belief or current expectations of the Company, our directors or executive officers with respect to, among other things, trends affecting our financial condition or results of operations. Readers of this document are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. In addition to other factors discussed elsewhere in this proxy statement, important factors that could cause actual results to differ materially from our expectations include (1) the Scheme may not be approved by the holders of A ordinary shares at the Court Meeting, (2) the Scheme may not be sanctioned by the English High Court, (3) the Company, News Corporation, NDS Holdco and the Bidcos may be unable to obtain governmental and regulatory approvals required for the Scheme, or such approvals result in a delay of the effectiveness of the Scheme or result in the imposition of conditions that could cause the parties to abandon the Scheme, (4) the Company, News Corporation, NDS Holdco and the Bidcos may be unable to complete the Scheme because, among other reasons, the conditions to the closing of the Scheme may not be satisfied or waived and (5) the outcome of any legal proceedings against NDS and others following the announcement of the Scheme may prevent or delay the Scheme or cause other results that cannot be predicted. The Company does not ordinarily make projections of its future operating results and undertakes no obligation (and expressly disclaims any obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should carefully review other documents filed by the Company with the United States Securities and Exchange Commission (the “SEC”). This section should be read in conjunction with the consolidated financial statements of the Company and related notes set forth elsewhere herein.

All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included herein are made only as of the date of this proxy statement, and, except as may be required by applicable laws, we do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

All information contained in this proxy statement concerning News Corporation, NDS Holdco, Permira Advisers LLP, the Bidcos, the Management Investors and their respective affiliates and designees has been supplied by the respective parties and has not been independently verified by the Company.

Special Factors

Certain Effects of the Proposed Transactions

Outstanding Ordinary Shares, Stock Options and Deferred Shares

Upon the First Court Order being registered with the Registrar of Companies in England and Wales, each Deferred Share which is outstanding immediately prior to such time will be cancelled for no consideration. All Deferred Shares are held by an affiliate of News Corporation.

Upon the Scheme becoming effective:

•

each holder of A ordinary shares will receive an amount in cash equal to $63.00 per A ordinary share (net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement); and

•

NDS Holdco, which is the sole holder of the B ordinary shares, will receive consideration, in a combination of cash and a vendor loan note issued by NDS, of $63.00 per B ordinary share (the “News Distribution”).

In accordance with the Deposit Agreement, a fee will be charged for the cancellation of the ADSs, and will be deducted from the consideration to be received by the ADS holders. This fee may be up to $0.05 per ADS cancelled.

The Company has the following share schemes in place for the benefit of members of management and the Board. The effect that the implementation of the Scheme will have on each of these share schemes is as follows:

•

NDS 1997 Executive Share Option Scheme – all outstanding options have already vested and are exercisable and will lapse on or around the Effective Date to the extent that they have not been exercised at that time.

•

NDS 1999 Executive Share Option Scheme – all outstanding options will vest and become exercisable to the extent they are not already exercisable on the date the English High Court sanctions certain elements of the Scheme and lapse on or around the Effective Date to the extent that those options have not been exercised at that time.

•

NDS UK Approved Share Option Scheme – any outstanding unvested options will vest in full and become exercisable to the extent they are not already exercisable on the date the English High Court sanctions certain elements of the Scheme and lapse on or around the Effective Date to the extent that those options have not been exercised at that time.

•

NDS 2006 Long-Term Incentive Plan – all outstanding awards will vest and the relevant ADSs will be issued and distributed to the beneficiaries on the date the English High Court sanctions certain elements of the Scheme.

Effect on Ownership Structure of the Company

Upon the Scheme becoming effective, approximately 51 percent of the equity in the Company will be owned by the Bidcos, and approximately 49 percent of the equity in the Company will be owned by NDS Holdco. Such relative ownership percentages will be achieved by means of (1) cancelling all of the outstanding A ordinary shares, (2) cancelling approximately 67 percent of the B ordinary shares held by NDS Holdco and (3) issuing to the Bidcos new B ordinary shares representing 51 percent of the Company’s then outstanding B ordinary shares. In connection with this, pursuant to the Scheme, in the event that the aggregate consideration for cancellation of all of the outstanding A ordinary shares is less than approximately $915.4 million, the Bidcos shall be required to subscribe in cash for such number of new B ordinary shares as is determined by dividing the difference between that amount and the amount of the aggregate consideration for cancellation of all of the outstanding A ordinary shares by $63.00. These ownership percentages will be reduced to the extent that B ordinary shares and Hurdle Shares are purchased by, or granted to, the Management Investors upon completion of the Scheme and to the extent certain other members of the Company’s management purchase or are granted equity interests in the Company pursuant to the Stock Option Plan (as defined below). The B ordinary shares will carry voting rights, except that any B ordinary shares held by any member of management or any employee of the Company will not be entitled to any voting rights. Pursuant to the terms of the shareholders agreement and the New Articles of Association that will be adopted upon the effectiveness of the Scheme, the Bidcos’ combined voting power of the B ordinary shares, shall be equal to the voting power of NDS Holdco, and consequently, NDS Holdco and the Bidcos will each exercise 50 percent of the aggregate voting power of the B ordinary shares. The Hurdle Shares and equity interests granted under the Stock Option Plan shall be non-voting.

Immediately following the Scheme becoming effective, NDS, the Bidcos, News Corporation, NDS Holdco, the Management Investors, and others will enter into the shareholders agreement described under the heading “The Stockholders Agreement” beginning on page 114 and amended and restated Articles of Association of the Company (the “New Articles of Association”) that will provide for, among other things, the rights of the holders of the Hurdle Shares, Employee Shares (the shares over which members of the Company’s management are granted options under the Stock Option Plan) and B ordinary shares following the consummation of the Scheme.

Except for the Management Investors, no current holder of A ordinary shares will have any ownership interest in, or will be a shareholder of, the Company following effectiveness of the Scheme. As a result, such holders of A ordinary shares will no longer benefit from any increases in the Company’s value, nor will they bear the risk of any decreases in the Company’s value. Following consummation of the Proposed Transactions, News Corporation, the Bidcos, the Management Investors and certain other members of the Company’s management who may be granted equity interests in the Company following consummation of the Scheme pursuant to the Stock Option Plan, will directly benefit from any increases in the value of the Company and also will bear the risk of any decreases in the value of the Company.

Effects of the Scheme on News Corporation and NDS Holdco

Under the B Share Reduction, the capital of the Company will be reduced by the cancellation of approximately 67 percent of the B ordinary shares held by NDS Holdco in consideration for the payment of $63.00 per B ordinary share, resulting in an aggregate cash payment to News Corporation of approximately $1,524.5 million and the issuance of a vendor loan note from NDS to News Corporation in the amount of $242 million.

NDS Holdco, which is the sole holder of the B ordinary shares, has undertaken in the implementation agreement to provide its written consent to the B Share Reduction.

Upon the Scheme becoming effective, NDS Holdco shall hold those B ordinary shares that it currently holds and that are not to be cancelled pursuant to the B Share Reduction, which will represent 49 percent of the Company’s then issued share capital (subject to dilution arising as a result of the Management Investors’ subscription for shares in the capital of the Company) and 50 percent of the aggregate voting power of the B ordinary shares.

Effects on Interests in the Company’s Net Book Value and Net Income

Prior to the Scheme becoming effective, the Bidcos do not have an interest in the Company’s net book value or net income. NDS Holdco, by virtue of its ownership of B ordinary shares, has an interest of approximately 72.2 percent of the Company’s net book value and net income. The unaffiliated NDS shareholders collectively have an interest of approximately 27.8 percent of the Company’s net book value and net income.

Upon the Scheme becoming effective, the Bidcos shall hold the B ordinary shares to be issued to them under the Scheme, representing 51 percent of the Company’s then issued share capital, and NDS Holdco shall hold those B ordinary shares that it currently holds and that are not to be cancelled pursuant to the B Share Reduction, representing 49 percent of the Company’s issued share capital (in each case subject to dilution arising as a result of the Management Investors’ subscription for shares in the capital of the Company) and the unaffiliated NDS shareholders other than the Management Investors will cease to have any interest in the Company’s net book value and net income.

The table below sets forth the interest in the Company’s net book value and net income of NDS Holdco and the Bidcos before and after the Scheme becomes effective, based on the historical net book value of the Company as of June 30, 2008 and the historical net income of the Company for the twelve months ended June 30, 2008. The net book value and net income of NDS Holdco and the Bidcos is subject to dilution arising as a result of the Management Investors’ subscription for shares in the capital of the Company.

Effects of Going Private Transaction on Interests in the Company’s

Net Book Value and Net Income1

	Ownership of NDS Prior to Effectiveness of the Scheme			Ownership of NDS Following Effectiveness of the Scheme[2]
Name	Approximate Ownership Percentage*	Net Book Value as of June 30, 2008 (in thousands)	Net Income for the twelve months ended June 30, 2008 (in thousands)	Approximate Ownership Percentage*	Net Book Value as of June 30, 2008 (in thousands)	Net Income for the twelve months ended June 30, 2008 (in thousands)
NDS Holdco	71.0%	$660,237.48	$113,607.21	49.0%	$455,898.45	$78,446.55
Bidcos	—	—	—	51.0%	$474,506.55	$81,648.45
Unaffiliated NDS Shareholders	29.0%	$270,167.52	$46,487.79	—	—	—

[1]

Based upon the methodology used in the Company’s Form 10-K for the period ended June 30, 2008, the dilutive effect of potential shares to be issued pursuant to outstanding equity awards has been calculated using the treasury method and, as such, the weighted average number of ordinary shares in issue (i.e. 16,250,058 A ordinary shares + 42,001,000 B ordinary shares + 936,646 outstanding equity awards = 59,187,704 ordinary shares) has been used to calculate the Approximate Ownership Percentages, Net Book Value and Net Income in this section.

[2]

Based upon the agreed equity investments pursuant to the terms of the implementation agreement and the Company’s net book value at June 30, 2008 and net income for the twelve months ended June 30, 2008, and without giving effect to any additional indebtedness to be incurred in connection with the Proposed Transactions or any other adjustments in connection therewith.

*	Approximate ownership percentage for each affiliate also reflects that affiliate’s interest (in percentage terms) in (i) the net book value of the Company as of June 30, 2008 and (ii) the net income of the Company for the twelve months ended June 30, 2008. Therefore, in percentage terms, each affiliate’s respective interests in the Company’s net book value and net income will change to the same extent as the percentage change in that affiliate’s approximate ownership percentage both prior to and following the effectiveness of the Scheme.

Effects on Listing, Registration and Status of NDS ordinary shares

The ADSs are currently registered under the Exchange Act. Upon the Scheme becoming effective, registration of the ADSs under Section 12 of the Exchange Act will be terminated, and the Company will be relieved of the obligation to comply with the public reporting requirements of the Exchange Act. In addition, the Company will take the appropriate measures to delist the ADSs from NASDAQ. Accordingly, the Company will not be subject to the periodic reporting requirements of the Exchange Act. Additionally, the ADSs will be suspended from trading on NASDAQ on the Second Court Hearing Date. The last day of dealings in, and for registration of transfers of, ADSs will be the last business day prior to the Second Court Hearing Date and is currently expected to be on [•] 2009.

The A ordinary shares currently constitute “margin securities” under the regulations of the Board of Governors of the Federal Reserve System, which has the effect, among other things, of allowing brokers to extend credit on collateral of the A ordinary shares. As a result of the implementation of the Scheme, NDS stock will no longer constitute “margin securities” for purposes of the margin regulations of such Board of Governors and, therefore, will no longer constitute eligible collateral for credit extended by brokers.

Management and Employees of the Company

Each of the Bidcos and News Corporation attach great importance to the skills and experience of the existing management and employees of the NDS Group and believe that they will be key to the ongoing success of the NDS Group following the implementation of the Scheme. The Bidcos and News Corporation have given assurances to the Company that after the Scheme becomes effective, NDS will continue to observe the existing statutory and contractual employment rights, including pension rights, of all the employees of the NDS Group as required by applicable law. News Corporation has undertaken to the Board that after the Scheme becomes effective, News Corporation will continue to maintain directors’ and officers’ insurance policies that are no less favorable than the current policies maintained by News Corporation pursuant to which the members of the Board are insured. The Bidcos and News Corporation have confirmed that their plans for NDS following the date on which the Scheme becomes effective do not involve any immediate change in the conditions of employment of NDS’s employees or location of NDS’s places of business.

Following the effectiveness of the Scheme, the Management Investors and certain other members of the Company’s management may purchase or be granted equity interests in the Company pursuant to the Stock Option Plan. For a description, see “Interests of Certain Persons in the Proposed Transactions—Interests of NDS Executive Officers—Management Equity Holdings Following the Proposed Transactions” beginning on page 73.

Following consummation of the Scheme, the Board shall initially be composed of seven (7) directors: three (3) individuals designated by News Corporation (the “Class A Directors”); three (3) individuals designated by the Bidcos (the “Class B Directors”); and one (1) individual designated by mutual written consent of News Corporation and the Bidcos who shall serve as the Chief Executive Officer of NDS unless the Bidcos and News Corporation mutually agree that another person shall serve as the Chief Executive Officer of NDS (the “Class C Director”). The Class A Directors and the Class B Directors may be removed, at any time with or without cause, only by the party that designated such director. The Class C Director may be removed at any time, with or without cause, by the mutual consent of News Corporation and the Bidcos. If the Chief Executive Officer is removed in his capacity as a director, then he shall automatically be removed in his capacity as Chief Executive Officer of NDS.

Operations of the Company Following the Proposed Transactions

Except as described in this proxy statement, the Company has, and News Corporation, NDS Holdco, funds advised by Permira Advisers LLP and the Bidcos have informed us that they have, no current plans or proposals and are engaged in no negotiations, which relate to or would result in: an extraordinary corporate transaction, such as a scheme of arrangement, reorganization or liquidation; a purchase, sale or transfer of a material amount of assets; a material change in the Company’s present dividend rate or policy, indebtedness or capitalization; a change in the composition of the Board or management; a material change in the Company’s corporate structure or business; the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act; the acquisition by any person of additional securities of the Company or the disposition of any securities by the Company; or any change in the Company’s Articles of Association. News Corporation, NDS Holdco and the Bidcos may initiate from time to time reviews of NDS’s assets, corporate structure, capitalization, operations, properties, management and personnel to determine what changes, if any, would be desirable following the implementation of the Proposed Transactions. They expressly reserve the right to make any changes that they deem necessary or appropriate in the light of their review or in the light of future developments, including undertaking one or more public offerings of the Company’s capital stock and the listing of the Company’s capital stock on one or more stock exchanges. Because one of the purposes of the Proposed Transactions is to allow NDS to make acquisitions in the United States without adverse effects to News Corporation, new acquisition opportunities may be available to NDS following the Proposed Transactions that it would not have acted upon prior to the Proposed Transactions. The Company and the Board are continuously engaged in the process of evaluating strategic alternatives and investment opportunities for the Company. In addition, Permira Advisers LLP is continuously engaged in the process of identifying, receiving, and reviewing potential investment opportunities in companies in its capacity as an adviser to the funds that it advises. In that regard, the Company, News Corporation, NDS Holdco, the Bidcos, and the funds advised by Permira Advisers LLP expect in the future to explore and discuss with third parties potential investment, acquisition, and other opportunities involving companies in the same and related lines of business as the Company. In this regard, following consummation of the Proposed Transactions, the Debt Facilities will include an uncommitted acquisition facility and an acquisition sub-limit of $50 million under the revolving facility, each of which will be available for the funding of certain permitted acquisitions.

Background of the Proposed Transactions

From time to time, News Corporation has considered undertaking a transaction to realize a premium valuation for a portion of its holdings in NDS while maintaining a substantial ongoing equity interest in NDS, which News Corporation views as a valuable strategic asset. The only alternative transaction that satisfied the foregoing requirements was a leveraged recapitalization of NDS. This type of transaction was ultimately rejected by News Corporation, however, because of concerns regarding undertaking a leveraged transaction while the Company retained a publicly-held float, including concerns that the transaction, which would not treat shareholders equally, would not be approved by shareholders; concerns of potential negative market reaction if News Corporation sold down its shares while the Company retained a publicly-held float and concerns that the leverage required to undertake the transaction would be perceived as overly aggressive for a publicly-held company. News Corporation noted in its considerations that, because of News Corporation’s majority holding in NDS, News Corporation would be subject to adverse tax consequences if NDS were to undertake certain transactions, such as expanding through acquisitions in the United States or distributing cash to its shareholders. News Corporation began considering whether a transaction could be structured to achieve its objective to obtain a premium valuation for a portion of its holdings while eliminating these adverse tax consequences.

In late October 2007, NDS management and News Corporation asked Morgan Stanley & Co. Limited. (“Morgan Stanley”), financial advisor to NDS, to analyze the feasibility of a private equity transaction involving NDS.

After considering alternatives and discussing its concerns with NDS management, News Corporation determined to contact Permira Advisers LLP to discuss a possible transaction whereby the Bidcos would acquire a 51 percent equity interest in the Company, News Corporation would maintain a substantial equity interest in NDS, and NDS would cease to be a public company.

In this context, Morgan Stanley began a dialogue with Permira Advisers LLP regarding the interest of the funds advised by Permira Advisers LLP in a potential transaction involving NDS. Morgan Stanley presented the results of its analysis of a private equity transaction and alternatives to NDS management and News Corporation on January 24, 2008 in written form. The presentation, which was based on publicly available information and information provided by NDS, outlined the objectives of a transaction for NDS and News Corporation and summarized the transaction structure alternatives available to achieve these objectives. The presentation also contained preliminary estimates of the financial impact for the parties involved as of such time and key considerations for each transaction structure. A copy of this presentation is available at NDS’s offices for any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transactions. This presentation, however, was for the information of NDS management and News Corporation only and was not prepared with a view towards public disclosure. Moreover, it contains information which was preliminary in nature. Consequently, the foregoing factors should be taken into account in deciding whether the information set forth in this presentation should be considered by readers of this document.

This presentation included then-current projections provided by NDS management to Morgan Stanley for fiscal years 2008-2012, which prepared different cases based on various different transaction structures and potential per-share transaction prices. Morgan Stanley used its own stabilizing assumptions to extend the projections data through fiscal year 2018 in order to complete its own analysis. A portion of the then-current projections provided by NDS management to Morgan Stanley and of the extension of the projections data prepared by Morgan Stanley are set forth below:

	For the fiscal years ended June 30,
(in thousands, except percentages)	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Sales	831,300	950,100	1,054,700	1,150,500	1,300,000	1,365,000	1,433,300	1,504,900	1,580,200	1,659,200	1,742,200
% Growth	17.2%	14.3%	11.0%	9.1%	13.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%
EBITDA	233,400	272,800	304,400	338,400	414,100	434,800	456,500	479,300	503,300	528,500	554,900
% Margin	28.1%	28.7%	28.9%	29.4%	31.9%	31.9%	31.9%	31.9%	31.9%	31.9%	31.9%

On February 14, 2008, representatives of News Corporation and Permira Advisers LLP met to discuss the general outline of a transaction involving the Bidcos’ acquisition of a stake in NDS. For the remainder of February 2008, representatives of News Corporation and Permira Advisers LLP periodically communicated regarding a potential transaction.

On March 6, 2008, representatives of News Corporation, NDS management and Permira Advisers LLP met at News Corporation’s New York City offices to hold preliminary discussions regarding the terms of a potential transaction. Representatives of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), legal advisers to News Corporation, also attended this meeting. At the meeting, the representatives of News Corporation and Permira Advisers LLP discussed various aspects of the potential transaction, including transaction structure, governance and share transfer rights. At the conclusion of the meeting, the representatives of News Corporation and Permira Advisers LLP determined that, although there was not agreement on all issues, there was sufficient agreement to engage in further discussions. The projections as to NDS’s future performance that were used in the discussions among News Corporation, Permira Advisers LLP and NDS management are described under the heading “Summary Projections” beginning on page 61.

During the period between March 6, 2008 and March 17, 2008, representatives of News Corporation and Permira Advisers LLP and their advisers and members of the management of NDS engaged in discussions regarding the terms of a potential transaction, including discussions regarding their respective views of the long-term strategic direction of the Company and the potential governance terms of a joint venture arrangement. In particular, News Corporation and Permira Advisers LLP discussed the fact that News Corporation views NDS as a strategic asset and had identified Permira Advisers LLP as a partner that (1) shared a common interest in building NDS’s business, including through continued investment in research and development, and (2) was not pursuing a transaction to effectuate any current intention to dispose of assets or to narrow NDS’s business to any single business line. On March 13, 2008, NDS, Permira Advisers LLP and News Corporation entered into a confidentiality agreement to allow for the provision of non-public information to Permira Advisers LLP. At such time, News Corporation and the management of NDS determined that the Board should then be apprised of these discussions.

At the March 17, 2008 meeting of the Board, representatives of News Corporation informed the directors of the discussions between News Corporation, NDS management and Permira Advisers LLP. Representatives of Skadden Arps also attended the meeting. Following this discussion, the Board determined to appoint a committee composed of the independent directors (the “Independent Committee”), Messrs. Einiger, Gantcher, and Powers, to consider any proposal from News Corporation and Permira Advisers LLP in relation to a potential transaction. The Board authorized the Independent Committee to, among other things, (1) consider the value and fairness of any proposal from News Corporation and/or the funds advised by Permira Advisers LLP to the public shareholders of NDS, and if deemed appropriate, recommend to the unaffiliated NDS shareholders any such proposal, (2) retain and instruct bankers, lawyers and other advisers to assist in the Independent Committee’s consideration of the value and fairness of any proposal and (3) enter into such negotiations with News Corporation and Permira Advisers LLP in its capacity as an adviser to the funds advised by Permira Advisers LLP as the Independent Committee determined appropriate in connection with its assessment of any proposal. At this meeting, the independent directors determined that non-public information regarding NDS could be shared with Permira Advisers LLP. At the meeting, representatives of News Corporation advised the Board that News Corporation had determined that, due to Permira Advisers LLP’s experience in the television industry and its similar views on the long-term strategy for NDS, Permira Advisers LLP was its preferred partner in a potential transaction and that News Corporation did not intend to pursue such a transaction with another partner at that time.

During the period from March 17, 2008 to June 27, 2008, representatives of News Corporation and Permira Advisers LLP and NDS management, together with representatives of Skadden Arps and Clifford Chance LLP, legal advisers to the funds advised by Permira Advisers LLP and the Bidcos (“Clifford Chance”), held discussions regarding the terms of a potential transaction, including potential transaction structures and the terms of management participation. During this period, negotiations with potential financing sources were also undertaken, which resulted in fully negotiated financing commitments on June 16, 2008.

At the April 29, 2008 meeting of the Board, the Board was notified that a proposal from News Corporation and the funds advised by Permira Advisers LLP was becoming increasingly likely. The Independent Committee subsequently interviewed several firms and retained Weil, Gotshal & Manges LLP (“Weil, Gotshal”) to serve as legal counsel and Citi to serve as financial adviser.

On May 27, 2008, representatives of JPMorgan Securities Inc. (“JPMorgan”), as financial advisers to News Corporation, and News Corporation held an internal call regarding a potential transaction. At that time, News Corporation was still in negotiations with Permira Advisers LLP regarding valuation and the consideration mix for a potential transaction. News Corporation inquired with JPMorgan whether a higher price and smaller vendor loan note could be argued by News Corporation and supported by financial analysis using typical valuation methodologies and an analysis of potential leveraged buyout returns to Permira Advisers LLP. On this call, representatives of JPMorgan furnished a presentation to representatives of News Corporation, based primarily on publicly available information, that summarized JPMorgan’s perspective regarding a possible indicative valuation range by a third party for the Company based on certain assumptions and methodologies deemed relevant by JPMorgan. The information summarized in this presentation and the assumptions contained therein was based primarily on publicly available information, without the benefit of discussions with management, and as a result was subject to adjustment and reevaluation upon JPMorgan later obtaining access to the Company’s books and records and management, including third party due diligence reports. More specifically, the May 27, 2008 presentation contained an analysis of three different potential deal structures based on projections for a base case and a theoretical upside case scenario and using various valuation methodologies, including an analysis of trading multiples based on a sample of publicly listed companies, an analysis of transaction multiples and premia based on relevant precedent transactions, a discounted cash flow analysis and a leveraged buyout analysis. A copy of this presentation is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction. This presentation, however, was not and is not an opinion and was not prepared in connection with, or with a view to the preparation of, an opinion. In addition, it was not and is not intended to support any decision by or recommendation to the Independent Committee or any shareholder of the Company and should not be relied upon by any shareholder of the Company. In particular, the presentation indicates that it was exclusively prepared for the benefit and internal use of the JPMorgan client to whom it was directly addressed and delivered, i.e., News Corporation, in order to assist News Corporation in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions, and that it was not to be used for any other purpose without the prior written consent of JPMorgan.

Based upon the express limitations contained in this presentation, JPMorgan believes that no person other than News Corporation may rely upon or otherwise use the presentation for any purpose and JPMorgan would intend to assert the substance of the noted limitations on use against any shareholder of News Corporation or the Company or any other person seeking to or otherwise claiming a right to rely upon or otherwise use such presentation.

JPMorgan is not aware of any controlling court decision addressing the validity of such a claim. It is possible that shareholders could seek to assert a claim that they may rely upon or otherwise use the presentation, which JPMorgan would intend to oppose. The validity of any such claim, if asserted, could only be finally determined by a court of competent jurisdiction. Subject to the foregoing, JPMorgan has not objected to the inclusion of the presentation as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction.

On June 5, 2008, representatives of Goldman Sachs International (“Goldman Sachs”), as financial advisers to Permira Advisers LLP, and Permira Advisers LLP, held an internal meeting regarding a potential transaction. At this meeting, representatives of Goldman Sachs conveyed a written presentation to representatives of Permira Advisers LLP, based on publicly available information, that summarized Goldman Sachs’ views, as of such time, relating to the Company, including preliminary valuations of the Company based on certain assumptions and methodologies deemed relevant by Goldman Sachs. The information summarized in this presentation and the assumptions contained therein were based on publicly available information only and as a result were subject to adjustment and reevaluation upon Goldman Sachs and Permira Advisers LLP later obtaining access to the Company’s books and records. Goldman Sachs’ presentation dated June 5, 2008 contained various preliminary valuations, including a review of public market trading multiples for the years ending June 2008, 2009 and 2010 for the following three selected publicly held companies: The Kudelski Group, Macrovision Corporation and Cisco Systems, Inc. Estimated financial data of these selected companies was based on research analysts’ estimates, public filings and other publicly available information. Based on NDS’s multiple of enterprise value to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), this analysis implied per share equity values of $49.88 to $60.82 for NDS and based on NDS’s price to earnings multiple this analysis implied per share equity values of $45.44 to $60.95 for NDS. In addition, the Goldman Sachs’ presentation also contained a review of private market valuation methodologies, including an analysis of precedent transactions implying per share equity values of $57.52 to $66.25 for NDS, a discounted cashflow analysis implying per share equity values of $68.48 to $73.33 for NDS and a leveraged buyout analysis implying per share equity values of $54.88 to $64.73 for NDS. Each of these analyses was based on publicly available information only and, as a result, were subject to adjustment and reevaluation upon Goldman Sachs and Permira Advisers LLP later obtaining access to the Company’s books and records. A copy of this presentation is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transactions. This presentation, however, was not prepared with a view towards public disclosure and, moreover, was based on publicly available information which was subject to adjustment and reevaluation upon Goldman Sachs and Permira Advisers LLP later obtaining access to the Company’s books and records. Consequently, the foregoing factors should be taken into account in deciding whether the information set forth in this presentation should be considered by readers of this document.

On June 11, 2008, representatives of JPMorgan and News Corporation held another internal call regarding a potential transaction. On this call, representatives of JPMorgan furnished a presentation to representatives of News Corporation that reviewed, among other things, various data regarding precedent minority transactions in the U.S. and the UK, potential approaches to effectuating minority transactions and trading volumes and investment activity of the top institutional shareholders of the Company. A copy of this presentation is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transactions. This presentation, however, was not and is not an opinion and was not prepared in connection with, or with a view to the preparation of, an opinion. In addition, it was not and is not intended to support any decision by or recommendation to the Independent Committee or any shareholder of the Company and should not be relied upon by any shareholder of the Company. In particular, the presentation indicates that it was exclusively prepared for the benefit and internal use of the JPMorgan client to whom it was directly addressed and delivered, i.e., News Corporation, in order to assist News Corporation in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions, and that it was not to be used for any other purpose without the prior written consent of JPMorgan.

Based upon the express limitations contained in this presentation, JPMorgan believes that no person other than News Corporation may rely upon or otherwise use the presentation for any purpose and JPMorgan would intend to assert the substance of the noted limitations on use against any shareholder of News Corporation or the Company or any other person seeking to or otherwise claiming a right to rely upon or otherwise use such presentation.

JPMorgan is not aware of any controlling court decision addressing the validity of such a claim. It is possible that shareholders could seek to assert a claim that they may rely upon or otherwise use the presentation, which JPMorgan would intend to oppose. The validity of any such claim, if asserted, could only be finally determined by a court of competent jurisdiction. Subject to the foregoing, JPMorgan has not objected to the inclusion of the presentation as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction.

On June 24, 2008, the Independent Committee and its legal and financial advisers met with representatives of News Corporation, Skadden Arps, Allen & Overy LLP, the Company’s outside counsel, Goldman Sachs, and JPMorgan, financial advisers to News Corporation. At this meeting, representatives of News Corporation, JPMorgan and Goldman Sachs provided a preliminary outline of a possible proposal for a potential transaction, which included a discussion of potential transaction structures, post-transaction ownership structures, the rationale of News Corporation in undertaking the transaction, financing arrangements and the benefits of the transaction to the NDS shareholders.

On June 27, 2008, the Independent Committee and its legal and financial advisers met by telephone with the other members of the Board and representatives of News Corporation, Permira Advisers LLP, Skadden Arps, Allen & Overy LLP, Goldman Sachs, and JPMorgan. At this meeting, representatives of News Corporation, Permira Advisers LLP, JPMorgan and Goldman Sachs provided the Independent Committee with additional information regarding the terms of a proposal to undertake the Proposed Transactions at a purchase price of $60 per share, as agreed among News Corporation, the Bidcos and NDS management, and informed the Independent Committee that News Corporation and Permira Advisers LLP would announce the proposal publicly later that day. Representatives of News Corporation also reconfirmed that News Corporation continued to consider NDS a valuable strategic asset and would not be willing to sell its entire stake in NDS, that it considered the funds advised by Permira Advisers LLP to be the best partner for the proposed transaction and that it did not wish for the Independent Committee to explore potential partners other than the Bidcos because it would not agree to any other transaction involving a sale of its interest in the Company. At this meeting, representatives of News Corporation, Permira Advisers LLP, JPMorgan and Goldman Sachs also conveyed a written presentation that they had earlier prepared for purposes of the meeting with the Independent Committee. The presentation summarized from their perspective the material aspects of the Proposed Transactions. The presentation also summarized from their perspective certain of the benefits of the Proposed Transactions to the public shareholders of the Company, including the premia represented by the $60 per share purchase price relative to various time periods over the last three years of the Company’s stock price performance and the fact that those premia are all in line with recent precedent transactions. In this regard, the presentation noted that the 24.5% cash adjusted premium to NDS’s June 26, 2008 closing price of $50.48 per ADS exceeded the 19.1% median premium in a sample of public U.S. change of control transactions involving consideration greater than $200 million since 2001 and the 22.6% median premium in public U.S. “minority buy-in” transactions involving consideration greater than $100 million since 2001. The representatives of News Corporation, Permira Advisers LLP, JPMorgan and Goldman Sachs deemed it appropriate to compare NDS’s cash adjusted premium to samples of non-cash adjusted premia because of NDS’s unusually high cash balance relative to the value of the business on which, in their view, an investor would generally not be expected to pay a premium because it is a financial asset with a very well defined value. NDS’s net cash position as a percentage of its market capitalization on June 27, 2008 represented 24.1 percent. NDS has a greater net cash position relative to its market capitalisation than over 98% of the S&P 500 (excluding financials and insurance companies), over three-quarters of which have a net debt position. Of those companies which do have a net cash position, the median level of cash as a percentage of market capitalization is 7.9 percent (compared to NDS at 24.1 percent). The presentation also noted that the $60 offer price implied a Calendar Year 2009 estimated firm value to adjusted EBITDA multiple of 12.6x which compared favorably to the corresponding trading multiples of comparable public companies and a Calendar Year 2009 estimated price to earnings multiple of 19.0x which also compared favorably to the corresponding trading multiples of comparable public companies (each of these multiples were based on IBES consensus estimates, subject to certain adjustments). A copy of this presentation is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transactions. This presentation, however, was not and is not an opinion, was not prepared in connection with, or with a view to the preparation of, an opinion, was not and is not intended to support any recommendation to the Independent Committee or any shareholder of the Company and should not be relied upon by any shareholder of the Company. In particular, the presentation indicates that it is for use only by the Independent Committee in connection with the negotiation of the Proposed Transaction and may not be used for any other purpose except with the prior written consent of News Corporation and Permira Advisers LLP.

Based upon the express limitations contained in this presentation, JPMorgan and Goldman Sachs believe that no person other than the Independent Committee may rely upon or otherwise use the presentation for any purpose and JPMorgan and Goldman Sachs would intend to assert the substance of the noted limitations on use against any shareholder of News Corporation or the Company or any other person seeking to or otherwise claiming a right to rely upon or otherwise use such presentation.

JPMorgan and Goldman Sachs are not aware of any controlling court decision addressing the validity of such a claim. It is possible that shareholders could seek to assert a claim that they may rely upon or otherwise use the presentation, which JPMorgan and Goldman Sachs would intend to oppose. The validity of any such claim, if asserted, could only be finally determined by a court of competent jurisdiction. Subject to the foregoing, JPMorgan and Goldman Sachs have not objected to the inclusion of the presentation as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction.

After the close of trading on June 27, 2008, News Corporation and Permira Advisers LLP issued a press release announcing the proposal to undertake the Proposed Transactions at a purchase price of $60 per share. In response to the issuance of the press release by News Corporation and Permira Advisers LLP, the Independent Committee authorized the Company to issue a press release that same afternoon confirming that the Independent Committee had received the proposal from News Corporation and Permira Advisers LLP and announcing that the Independent Committee had been formed to evaluate the proposal.

During the weeks following the June 27, 2008 announcement, News Corporation and Permira Advisers LLP, together with representatives of Skadden Arps and Clifford Chance, discussed the remaining open issues between News Corporation and the Bidcos, including issues relating to the certainty of closing of the transactions and the participation of management, and worked to finalize as between themselves the required transaction agreements.

During the weeks following the June 27, 2008 announcement, the Independent Committee communicated with representatives of Citi and Weil, Gotshal to review the terms of the Proposed Transactions. During this period, Citi conducted a due diligence review of NDS and as part of Citi’s due diligence review, NDS management communicated certain assumptions regarding potential enhanced performance of NDS’s business operations during the five-year period beginning with fiscal year 2008, which are referred to in this proxy statement as the “Enhanced Performance Assumptions.”

On July 1, 2008, the Independent Committee met with its legal and financial advisers by telephone. At the meeting, the Independent Committee’s legal advisers updated the Independent Committee regarding the primary terms of the proposed transaction. Between July 2, 2008 and July 18, 2008, the Independent Committee continued to communicate with its advisers regarding the status of the discussions with News Corporation, funds advised by Permira Advisers LLP and their respective representatives. During the same period, representatives of Citi received communications from certain of the Company’s shareholders regarding their views with respect to the value of the outstanding proposal, each of which expressed the view that the $60.00 proposal was inadequate.

On July 11, 2008, the Independent Committee met with its legal and financial advisers at Weil, Gotshal’s New York offices. At the meeting, the representatives of Citi presented Citi’s preliminary financial analyses of the Company (which remained subject to additional confirmatory due diligence with NDS management). These preliminary analyses are discussed below in “Special Factors—Opinion of Citigroup Global Markets Limited.” Following the presentation, the Independent Committee agreed that based on Citi’s preliminary analysis, its advisers should communicate to News Corporation and the funds advised by Permira Advisers LLP that the offer should be at least $70.00 per share, along with the Independent Committee’s rationale therefor.

On July 14, 2008, representatives of Citi and Weil, Gotshal met with the Company’s management at Citi’s London offices to receive an update regarding the Company’s business, financial results and projections. Between July 14 and 16, 2008, the Independent Committee continued discussions with its legal and financial advisers regarding the status of discussions with News Corporation and the funds advised by Permira Advisers LLP.

On July 17, 2008, a meeting of representatives of News Corporation, Permira Advisers LLP, Citi, JPMorgan and Goldman Sachs was held by telephone. At the meeting, the representatives of Citi communicated the Independent Committee’s view that the $60.00 per share price did not adequately reflect the Company’s value.

Between July 17, 2008 and July 23, 2008, representatives of Citi continued to communicate with JPMorgan and Goldman Sachs regarding the proposed transaction, including the parties’ differing views regarding the value of the Company. During the same time period, Citi provided the Independent Committee with updates regarding such discussions.

On July 24, 2008, a meeting of representatives of Citi, JPMorgan and Goldman Sachs was held at Goldman Sachs’s London offices to discuss valuation methodologies and assumptions in more detail. At the meeting, Citi made a presentation illustrating its view that, taking into account the Enhanced Performance Assumptions, the outstanding proposal did not appropriately value the Company. Citi provided supporting materials for discussion. A copy of these materials is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction. The information in these materials was not prepared with a view towards public disclosure but rather for a discussion with JPMorgan and Goldman Sachs. Following discussion regarding Citi’s valuation, the representatives of JPMorgan and Goldman Sachs agreed to provide Citi with support for their own views regarding valuation. Later that day, the representatives of Citi had further conversations with members of NDS management and updated the Independent Committee and the representatives of Weil, Gotshal regarding the meeting with JPMorgan and Goldman Sachs.

On July 25, 2008, the Independent Committee and representatives of Citi and Weil, Gotshal met by telephone to discuss the status and process of negotiations with News Corporation and Permira Advisers LLP.

On July 29, 2008, a meeting of the Independent Committee, management of the Company, News Corporation, Permira Advisers LLP, Citi, Weil, Gotshal, JPMorgan, Goldman Sachs and Skadden Arps was held at News Corporation’s New York City offices. At this meeting, representatives of Goldman Sachs and Permira Advisers LLP conveyed a written presentation that Goldman Sachs and Permira Advisers LLP had earlier prepared for purposes of the meeting with the Independent Committee. The presentation was a response to Citi’s discussion on July 24, 2008, and explained why, in the view of Goldman Sachs and Permira Advisers LLP, the $60 per share purchase price was an attractive offer to the public shareholders of the Company. Among other things, Goldman Sachs and Permira Advisers LLP explained that in their view, the potential value of the Enhanced Performance Assumptions was unduly emphasized by Citi and a comparable companies analysis, premium analysis and private and public market comparables analysis were appropriate valuation methodologies. Also at the meeting, management of the Company explained that in its view, the Enhanced Performance Assumptions were aggressive and that it was improbable that all of the assumptions could be achieved in their entirety at the same time. A copy of this presentation is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transactions. This presentation, however, was not and is not an opinion, was not prepared in connection with, or with a view to the preparation of, an opinion, was not and is not intended to support any recommendation to the Independent Committee or any shareholder of the Company and should not be relied upon by any shareholder of the Company. In particular, the presentation indicates that it is for use only by the Independent Committee in connection with the negotiation of the Proposed Transaction and may not be used for any other purpose except with the prior written consent of News Corporation and Permira Advisers LLP. In addition, while JPMorgan provided input that was used in the presentation, JPMorgan did not present or otherwise communicate the presentation to the Independent Committee.

Based upon the express limitations contained in this presentation, Goldman Sachs and JPMorgan believe that no person other than the Independent Committee may rely upon or otherwise use the presentation for any purpose and Goldman Sachs and JPMorgan would intend to assert the substance of the noted limitations on use against any shareholder of News Corporation or the Company or any other person seeking to or otherwise claiming a right to rely upon or otherwise use such presentation.

Goldman Sachs and JPMorgan are not aware of any controlling court decision addressing the validity of such a claim. It is possible that shareholders could seek to assert a claim that they may rely upon or otherwise use the presentation, which Goldman Sachs and JPMorgan would intend to oppose. The validity of any such claim, if asserted, could only be finally determined by a court of competent jurisdiction.

In addition, JPMorgan would intend to assert against any shareholder of News Corporation or the Company or any other person seeking to or otherwise claiming a right to rely upon or otherwise use such presentation the fact that, although JPMorgan provided certain input during the preparation of the presentation, it did not present or otherwise communicate the presentation. Subject to the foregoing, Goldman Sachs and JPMorgan have not objected to the inclusion of the presentation as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction.

Following this meeting, the Independent Committee met with representatives of Citi and Weil, Gotshal. At the meeting, the representatives of Citi explained that having concluded its meetings with NDS management, and having been advised that the Enhanced Performance Assumptions were aggressive and that it was improbable that they would all be achieved in their entirety at the same time, Citi’s valuation of the Company would have to be adjusted downward.

On July 30, 2008, News Corporation advised the Independent Committee that News Corporation and the Bidcos might be willing to increase their offer, but not until they were confident with respect to the likelihood of reaching agreement on the other terms of the Proposed Transactions.

On July 31, 2008, representatives of Skadden Arps and Weil, Gotshal held a telephonic meeting to discuss the draft transaction documents. During the meeting, the representatives of Skadden Arps and Weil, Gotshal agreed that although there were a number of outstanding issues, such issues could be resolved if the parties reached agreement on price.

On August 1, 2008, during a telephone call with the Independent Committee, Mr. DeVoe advised the Independent Committee that News Corporation and the Bidcos were willing to increase the offer to $62.00 per A ordinary share. Later that day, the Independent Committee met with representatives of Citi and Weil, Gotshal by telephone to discuss the revised proposal. During the meeting, the representatives of Citi indicated that if requested by the Independent Committee, Citi likely would be able to conclude that the revised offer was fair, from a financial point of view, to the holders of A ordinary shares, including those in the form of ADSs. Following discussion among and questions by the Independent Committee to its legal and financial advisers, the Independent Committee decided that it would seek an offer of $65.00 per A ordinary share from News Corporation and the Bidcos and advised News Corporation that the current offer was inadequate. Later that day, a member of the Independent Committee communicated the Independent Committee’s request that the offer be increased to $65.00 per A ordinary share to a representative of News Corporation.

On August 4, 2008, News Corporation notified the Independent Committee that News Corporation and the Bidcos were willing to offer $63.00 per A ordinary share, and that the proposal was the final offer.

On August 4, 2008, the Independent Committee and representatives of Citi and Weil, Gotshal met by telephone to discuss the revised offer. At the meeting, the representatives of Citi presented its revised financial analyses to the Independent Committee. Following the presentation by Citi, at the request of the Independent Committee, Citi orally delivered its opinion (subsequently confirmed in writing) that the consideration of $63.00 cash per A ordinary share was fair, from a financial point of view, to the holders of A ordinary shares, including those in the form of ADSs. Following discussion with its advisers regarding the offer and the status of the negotiation of the transaction documents, the Independent Committee directed the representatives of Citi to request that News Corporation and the Bidcos increase the offer to $63.50 per share. The representatives of Citi contacted Goldman Sachs to communicate the Independent Committee’s request that the offer be increased to $63.50 per A ordinary share. Later that day, News Corporation reaffirmed to the Independent Committee that $63.00 per share was the final offer.

On the morning of August 5, 2008, the Independent Committee and representatives of Citi and Weil, Gotshal discussed the status of the draft transaction documents, including a review of the primary unresolved issues. Following this discussion, the Independent Committee unanimously determined to agree in principle to a price of $63.00 per share, subject to the negotiation of final legal documentation. Later that day, NDS issued a press release announcing the agreement in principle among NDS, News Corporation and the Bidcos as to the proposed $63.00 per share price and that any transaction was subject to the negotiation and execution of final legal documentation.

Over the next week, representatives of the Independent Committee, News Corporation and Permira Advisers LLP, together with representatives of Skadden Arps, Clifford Chance and Weil, Gotshal worked to resolve the open issues (related to deal certainty and the terms of the stockholders’ agreement that would be governed by NDS following the consummation of the proposed transactions) and finalize the transaction documentation. Also during this time, representatives of News Corporation, Permira Advisers LLP and certain members of NDS management worked to resolve the remaining issues regarding the terms under which NDS management would participate in the Proposed Transactions through post-consummation equity ownership in NDS.

On August 12, 2008, the Independent Committee met with representatives of Weil, Gotshal and Citi at Weil, Gotshal’s New York offices. During the meeting, Weil, Gotshal reviewed with the Independent Committee the terms and conditions of the Proposed Transactions. Following the review by Weil, Citi rendered an oral opinion to the Independent Committee, which opinion was subsequently confirmed in writing, to the effect that, as of that date, the consideration was fair, from a financial point of view, to the holders of A ordinary shares, including those in the form of ADSs. After considering the proposed terms of the implementation agreement and the other transaction documents and following the presentations of its legal and financial advisers and the rendering of Citi’s oral opinion, the Independent Committee, among other things, resolved that the terms of the offer were substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders, approved the Proposed Transactions and Company entering into the implementation agreement and certain other agreements in connection with the Proposed Transactions, resolved to recommend that the unaffiliated NDS shareholders vote in favor of the Proposed Transactions and authorized the representatives of the Independent Committee to finalize the transaction documents.

On August 13 and August 14, 2008, the parties finalized the transaction agreements and resolved all outstanding issues regarding the Proposed Transactions, including with respect to the terms under which certain members of NDS management would participate in the Proposed Transactions through post-consummation equity ownership in NDS.

On the morning of August 14, 2008, the parties entered into the transaction agreements, including the implementation agreement, and the Proposed Transactions were publicly announced.

Reasons for the Independent Committee’s Recommendation; Factors Considered

The Independent Committee was formed to, among other things, consider the value and fairness of the Proposed Transactions and to (1) consider whether to cause the Company to enter into the implementation agreement and the other agreements in connection with the Proposed Transactions and (2) make a recommendation to the holders of the A ordinary shares with respect to the Scheme and the resolutions required to effect the Scheme to be proposed at the Extraordinary General Meeting. The Independent Committee has determined the Proposed Transactions are substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders. The Independent Committee recommends to the unaffiliated NDS shareholders that they vote in favor of the Scheme at the Court Meeting and the resolutions necessary to implement the Scheme at the Extraordinary General Meeting.

In accordance with the applicable laws of the United Kingdom, the Board delegated to the Independent Committee the sole authority to negotiate the terms of the Proposed Transactions and to recommend the Proposed Transactions to the unaffiliated NDS shareholders. By way of such delegation, NDS has adopted the determination of the Independent Committee, including with respect to the fairness of the Proposed Transactions and the factors considered by the Independent Committee in making its determination.

In the course of reaching its determination, the Independent Committee considered the following potential benefits of, and potentially positive factors concerning, the Proposed Transactions:

•

The Proposed Transactions would provide the unaffiliated NDS shareholders with cash consideration of $63.00 per share which represents a 26.8 percent non-cash adjusted premium over the closing price on June 27, 2008, the last trading day before the initial announcement of the Proposed Transactions, and approximately 22.2 percent over the average closing stock price for the 30-day period ending June 27, 2008. The Independent Committee took note of fact that (a) News Corporation’s majority ownership in NDS results in a limited free float and a thinly traded stock, which could potentially lessen the effectiveness of considering the market premium in assessing the offer price and (b) the cash adjusted one-day, three month and six month premia are 34.9 percent and 31.1 percent and 29.0 percent, respectively;

•

The opinion received by the Independent Committee from its financial advisor, Citi, at the Independent Committee meeting held on August 12, 2008, to the effect that as of the date thereof, the $63.00 consideration is fair, from a financial point of view, to the holders of A ordinary shares, including those in the form of ADSs. The Independent Committee also considered the material financial analyses performed by Citi in connection with the foregoing opinion, which analyses are described under “—Opinion of Citigroup Global Markets Limited” beginning on page 55.

•

The Independent Committee’s view that the $63.00 per share consideration is fair in light of NDS’s business, operations, financial conditions, strategy and prospects, as well as NDS’s historical and projected financial performance. Such a view was based on, among other things, information provided by NDS management, certain publicly available information about NDS and the industries in which it operates, and the analyses performed by Citi based on such information. Such factors include, among other things:

•	amended contract terms with certain customers due to customers delaying or reducing plans to complete card changeovers, resulting in lower expected conditional access revenues in future years;

•	increased recycling by certain customers of set-top boxes and smart cards in lieu of new purchases of such items, resulting in expected decreased set-top box royalties and demand for new cards;

•	the impact of foreign exchange rates on NDS’s results of operations;

•	an increased number of employees working on development, integration and support services, resulting in an increased cost of goods sold; and

•

the potential adverse effects of general economic conditions on certain of NDS’s customers together with NDS’s continued dependence on a limited number of customers for a significant portion of its revenue.

•	The fact that the $63.00 per share consideration will be paid in cash, thus providing NDS shareholders certainty of value for their shares.

•

The fact that because of News Corporation’s majority holding in NDS, News Corporation would be subject to adverse tax consequences if NDS were to undertake certain transactions, such as expanding through acquisitions in the United States or distributing cash to its shareholders and that in light of such potential tax consequences to NDS’s controlling shareholder, NDS’s flexibility with respect to acquisitions in the United States and cash distributions to its shareholders would be limited.

•	The efforts made by the Independent Committee and its advisers to negotiate and execute an implementation agreement favorable to NDS and its shareholders.

•	Under the implementation agreement, no termination fee is payable by NDS to News Corporation or the Bidcos under any circumstances.

•	The unaffiliated NDS shareholders would have in effect a separate class vote on the Proposed Transactions, because the effectiveness of the Scheme requires the approval at the Court Meeting of:

•	a majority in number of the holders of Scheme Shares voting, whether in person or by proxy,

•	representing 75 percent or more in value of the Scheme Shares voting, whether in person or by proxy.

•

While the implementation agreement prohibits NDS from soliciting third-party acquisition proposals, it permits NDS to respond to certain unsolicited third party acquisition proposals if the Independent Committee determines that the failure to do so would be in breach of its fiduciary duties, the implementation agreement or applicable law. In the event that NDS were to receive a superior proposal from a third party, the implementation agreement permits the Independent Committee to change its recommendation to the unaffiliated NDS shareholders if the Independent Committee determines that the failure to do so would be in breach of its fiduciary duties, the implementation agreement or applicable law. In the event of such a change of recommendation, NDS shall notify such shareholders of the superior proposal and the Independent Committee’s change of recommendation, thus allowing the unaffiliated NDS shareholders, who have a separate class vote on the Proposed Transactions, the opportunity to consider such superior proposal and recommendation in determining whether to approve the Proposed Transactions.

•

In addition to the required approval by the holders of the Scheme Shares, the Scheme requires the sanction of the English High Court at the First Court Hearing. The English High Court has a duty to consider the fairness and reasonableness of the Scheme before it can be sanctioned. In making this determination, the English High Court will consider whether: (1) the procedural requirements of the Companies Act 2006 and any other applicable legislation has been complied with; (2) each class of shareholders has been fairly represented by those who attended the shareholder meeting and that the statutory majority are acting bona fide and not coercing the minority in order to promote interests adverse to those of the class that they purport to represent; and (3) the arrangement is such as an intelligent and honest person, a member of the class concerned and acting in respect of such interest, might reasonably approve.

•

The familiarity of the Independent Committee with the business, operations, properties and assets, financial condition, business strategy, and prospects of NDS (as well as the risks involved in achieving those prospects), the nature of the industries in which NDS competes, industry trends, and economic and market conditions, both on a historical and on a prospective basis.

In the course of reaching its determination, the Independent Committee also considered a variety of substantive risks and other potentially negative factors concerning the Proposed Transactions and the implementation agreement, including the factors set out below.

•

Unaffiliated NDS shareholders will have no ongoing equity participation in NDS following the Effective Date and such holders will cease to participate in NDS’s future earnings or growth, if any, or benefit from increases, if any, in the value of NDS’s equity. In addition, unaffiliated NDS shareholders will not participate in value-creating transactions in which News Corporation and the Bidcos could, at a later date, engage, including an initial public offering of NDS, a restructuring or the sale of some or all of NDS or its assets to one or more purchasers at a valuation higher than that available in the Scheme.

•

Due to the position of News Corporation that it would not consider any other transaction involving a sale of NDS, no attempt was made to contact third parties that might otherwise consider an acquisition of NDS, and the implementation agreement contains restrictions on the ability of NDS to do so post-signing. The Independent Committee recognized that it was possible that a sale process open to all possible bidders might result in a higher sale price than the cash consideration payable in the Proposed Transactions.

•	The possible conflicts of interest of certain of the current directors and executive officers of NDS who will be or will have the opportunity to be equity owners in NDS following the Effective Date.

•	The risk that the Scheme might not be consummated in a timely manner or at all.

•

The risks and costs to NDS if the Scheme does not become effective, including the diversion of management and employee attention, potential employee attrition, the potential effect on business and customer relationships, advisers’ fees and other transaction costs, and the potential that the trading price for ADSs could decline to the pre-announcement price or below.

•	News Corporation’s and the Bidcos’ obligation to consummate the Scheme is subject to certain conditions which are outside of NDS’s control.

•	The possibility that NDS’s growth may exceed NDS management’s expectations, including with respect to the level of smart card recycling rates and the growth of new technologies businesses.

In the course of reaching its determination, the Independent Committee also considered the following additional substantive factors concerning the Proposed Transactions:

•

The Independent Committee’s belief that no other alternative reasonably available to NDS and its shareholders would provide greater value to shareholders within a timeframe comparable to that in which the Proposed Transactions would be completed, particularly in light of the Independent Committee’s belief that it was unlikely that any other transaction with a third party could be consummated at this time in light of the position of News Corporation that it would not agree to any other transaction involving a sale of its stake in NDS.

•

NDS’s existing relationship with News Corporation, including News Corporation’s majority ownership in NDS and the fact that News Corporation currently has the right to elect a majority of the Board and could control the outcome of most matters submitted to a vote of NDS’s shareholders and the negative impact that being a controlled company potentially has had and will continue to have on the market price for the ADSs. In considering this factor, the Independent Committee took into account the fact that the Proposed Transactions would give the unaffiliated NDS shareholders a control premium when they are in fact minority shareholders without control and the fact that the consideration to be received per share by the unaffiliated NDS shareholders would be the same as that to be received by News Corporation for its shares notwithstanding that News Corporation controls NDS.

•

No third party solicitations or inquiries with respect to an alternative transaction were received subsequent to the Initial Announcement on June 27, 2008. The Committee recognized that News Corporation’s control of approximately 96% of the Company’s voting power might have dissuaded third parties from submitting competing proposals.

•

The Independent Committee’s belief that it was fully informed about the extent to which the interests of certain current directors and members of management in the Proposed Transactions differed from those of NDS’s other shareholders.

•

Although the offer price of $63.00 per share exceeds the 52-week high share price by 1.5% and the aggregate consideration exceeds the 52-week high implied fair value by 1.9%, the Independent Committee was of the view that given the input of NDS management and Citi regarding NDS’s growth prospects, as well as the fact that News Corporation’s controlling interest in NDS results in a thinly traded stock that is subject to significant price volatility, the premia to the 52-week high were less representative of Company’s value than the one-day, three-month and six-month premia described above.

The foregoing discussion of the information and factors considered by the Independent Committee is not intended to be exhaustive, but includes the material factors considered by the Independent Committee. In view of the variety of factors considered in connection with its evaluation of the Proposed Transactions, the Independent Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors.

The Independent Committee did not consider liquidation value in determining the fairness of the Proposed Transactions to the unaffiliated NDS shareholders because of its belief, after consultation with its financial advisers, that liquidation value does not present a meaningful valuation for NDS and its business as NDS’s value is derived from the cash flows generated from its continuing operations rather than from the value of assets that might be realized in a liquidation. Accordingly, the valuation analyses presented by Citi to the Independent Committee were based on the operation of NDS as a continuing business, and, to that extent, such analyses could be collectively characterized as forms of going concern valuations.

The Independent Committee also did not consider net book value in determining the fairness of the Proposed Transactions to the unaffiliated NDS shareholders because of its belief, after consultation with its financial advisers, that net book value does not present a meaningful valuation metric for NDS and its business as NDS’s value is derived from the cash flows generated from its continuing operations.

The Independent Committee determined that, in its view, sufficient procedural safeguards were and are present to ensure the fairness of the Proposed Transactions and to permit the Independent Committee to represent effectively the interests of the unaffiliated NDS shareholders, which the Independent Committee believes support its decision and provided assurance of the fairness of the Proposed Transactions to the unaffiliated NDS shareholders. The Independent Committee believes that the process it followed in making its determination and recommendation with respect to the implementation agreement was fair because:

•

The Independent Committee consists solely of directors who are not officers or controlling shareholders of NDS, or affiliated with members of News Corporation or the Bidcos, and who do not otherwise have a conflict of interest or lack independence with respect to the Proposed Transactions.

•

The members of the Independent Committee will be adequately compensated for their services and their compensation is in no way contingent on their approving the implementation agreement or taking any other actions in furtherance of the Proposed Transactions. Equity based awards previously issued to the members of the Independent Committee will, consistent with the treatment of all holders of such awards, be accelerated in connection with the Scheme. Other than the above, the members of the Independent Committee will not personally benefit from the completion of the Scheme in any way different from the unaffiliated NDS shareholders.

•	The Independent Committee retained and was advised by Weil, Gotshal, its legal counsel.

•

The Independent Committee retained and was advised by Citi, its financial adviser, which assisted the Independent Committee in its review and negotiation of the Proposed Transactions and the Independent Committee’s evaluation of the fairness of the $63.00 per share consideration to the unaffiliated NDS shareholders.

•	The unaffiliated NDS shareholders would have in effect a separate class vote on the Proposed Transactions, because the effectiveness of the Scheme requires the approval at the Court Meeting of:

•	a majority in number of the holders of Scheme Shares voting, whether in person or by proxy,

•	representing 75 percent or more in value of the Scheme Shares voting, whether in person or by proxy.

•	In addition to the required approval by the holders of the Scheme Shares, the Scheme and the confirmation of the capital reduction involved therein require the sanction of the English High Court.

•

The Independent Committee was involved in extensive deliberations since the time of the submission of the June 2008 proposal until the execution of the implementation agreement and was provided with unrestricted access to NDS’s management and its advisers in connection with the due diligence conducted by its advisers.

•	The Independent Committee, with the assistance of its legal and financial advisers, extensively negotiated with News Corporation, the Bidcos and their respective representatives.

•	The Independent Committee was aware that it was under no obligation to recommend any transaction, including the Proposed Transactions.

Recommendation of the Independent Committee; Fairness of the Proposed Transactions

The Independent Committee received independent legal and financial advice and conducted a vigorous evaluation of, and participated in negotiations with respect to, the implementation agreement and the various other agreements related to the Proposed Transactions.

The Independent Committee, by unanimous vote at a meeting held on August 12, 2008, determined that the Proposed Transactions are substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders.

The Independent Committee, also at the August 12, 2008, meeting, (1) approved the Proposed Transactions and the Company entering into the implementation agreement and certain other agreements in connection with the Proposed Transactions and (2) resolved to recommend that the unaffiliated NDS shareholders vote in favor of approval of the Scheme at the Court Meeting and the additional resolutions necessary to implement the Scheme at the Extraordinary General Meeting. In reaching its determination, the Independent Committee considered the factors described in the section entitled “Special Factors—Reasons for the Independent Committee’s Recommendation; Factors Considered,” beginning on page 42, including the fairness opinion rendered to the Independent Committee by Citi. See the section entitled “—Opinion of Citigroup Global Markets Limited” beginning on page 85 for a discussion of Citi’s fairness opinion.

Position of NDS as to the Fairness of the Proposed Transactions

NDS, acting through the Independent Committee, has determined that the terms of the Proposed Transactions are substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders.

Because each member of the Board, other than those members serving on the Independent Committee, was conflicted in making a determination as to the substantive and procedural fairness of the Proposed Transactions to the unaffiliated NDS shareholders, either because of the member’s role in the Proposed Transactions or the member’s employment with NDS or News Corporation, the Board delegated to the Independent Committee the authority to make such a fairness determination in the name and on behalf of NDS. Therefore, the Board did not take a position as to the substantive and procedural fairness of the Proposed Transactions to the unaffiliated NDS shareholders. See the section entitled “—Recommendation of the Independent Committee; Fairness of the Proposed Transactions” on page 46 for a discussion of the Independent Committee’s determination.

Purpose and Reasons for the Proposed Transactions of News Corporation, NDS Holdco and the Bidcos

Under the rules governing “going private” transactions, News Corporation, NDS Holdco and the Bidcos could be deemed to be engaged in a “going private” transaction and are required to provide certain information regarding the purposes for the Proposed Transactions and the reasons for the structure of the Proposed Transactions. News Corporation, NDS Holdco and the Bidcos are making the statements included in this sub-section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For News Corporation and NDS Holdco the primary purposes of the Proposed Transactions are to (1) immediately realize in cash a premium valuation for a portion of their holdings in NDS while maintaining a substantial ongoing equity interest in NDS, which News Corporation views as a valuable strategic asset, (2) eliminate certain tax and legal constraints that result from News Corporation’s indirect majority shareholding in NDS with respect to NDS’s capital structure and NDS’s ability to undertake certain actions and (3) participate in any future earnings or growth of, and the strategic direction of, NDS following the Proposed Transactions, including as a result of eliminating the constraints referred to above, through their ongoing equity interest in NDS.

If the Proposed Transactions are completed the Bidcos will together own 51 percent (pre-dilution by management equity awards) of NDS. For the Bidcos, the purpose of the Proposed Transactions is to effectuate the transactions contemplated by the Transaction Documents and allow them to own equity interests in NDS and to bear the rewards and risks of such ownership after NDS’s shares cease to be publicly traded, including to make a profit and participate in any future earnings or growth of, and the strategic direction of, NDS following the Proposed Transactions through their ongoing equity interest in NDS.

In addition, NDS Holdco and News Corporation believe that public company status imposes a number of limitations on NDS and its management in conducting NDS’s operations, including restraints associated with meeting the expectations of market analysts. Accordingly, they believe the Proposed Transactions will afford greater operating flexibility to NDS because, as a privately held entity, NDS will have the flexibility to allow management to concentrate on long-term growth and to reduce management’s focus on the quarter-to-quarter performance often emphasized by the public markets. Moreover, the Bidcos believe that NDS’s future business prospects can be improved through their active participation in the strategic direction and operation of NDS. Although NDS Holdco, News Corporation and the Bidcos believe that there will be significant opportunities associated with their investment in NDS, they realize that there are also substantial risks, including the risks and uncertainties relating to NDS’s prospects and the prospects described in management’s projections summarized in the section entitled “Special Factors—Summary Projections” beginning on page 61.

NDS Holdco, News Corporation and the Bidcos believe that structuring the Proposed Transactions by means of the Scheme is preferable to other transaction structures because it will enable all of the outstanding A ordinary shares to be cancelled at the same time, the unaffiliated NDS shareholders to receive a premium valuation for all of their shares upon effectiveness of the Scheme, a portion of the B ordinary shares held by NDS Holdco to be cancelled and NDS Holdco to maintain a significant ongoing equity interest in NDS. In addition, implementation of the Proposed Transactions by way of the Scheme is preferable to NDS Holdco, News

Corporation and the Bidcos because the shareholder voting thresholds for approval of a scheme of arrangement are lower than the 90 percent participation of the unaffiliated NDS shareholders that would be required to implement the Proposed Transactions by way of a tender offer.

Position of News Corporation and NDS Holdco as to the Fairness of the Proposed Transactions

Under the rules governing “going private” transactions, each of News Corporation and NDS Holdco is required to express its beliefs as to the substantive and procedural fairness of the Proposed Transactions to the unaffiliated NDS shareholders. News Corporation and NDS Holdco are making the statements included in this sub-section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. News Corporation and NDS Holdco believe that the Proposed Transactions are substantively and procedurally fair to the unaffiliated NDS shareholders on the basis of the factors described below.

News Corporation and NDS Holdco attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated NDS shareholders, and, accordingly, did not negotiate the terms of the Proposed Transactions with a goal of obtaining terms that were fair to such shareholders. Neither News Corporation nor NDS Holdco believes that it has or had any fiduciary duty to NDS or the unaffiliated NDS shareholders, including with respect to the Proposed Transactions and their terms. The unaffiliated NDS shareholders were, as described elsewhere in this proxy statement, represented by the Independent Committee that negotiated with News Corporation, NDS Holdco and Permira Advisers LLP as an advisor to the Bidcos and the funds it advises on their behalf, with the assistance of independent legal and financial advisers.

Neither News Corporation nor NDS Holdco has participated in the deliberations of the Independent Committee regarding, or received advice from NDS’s legal or financial advisers as to, the fairness of the Proposed Transactions to the unaffiliated NDS shareholders. Based on News Corporation’s and NDS Holdco’s knowledge and analysis of available information regarding NDS, as well as discussions with members of NDS’s senior management regarding NDS and its business and the factors considered by, and findings of, the Independent Committee discussed in the section entitled “Special Factors—Recommendation of the Independent Committee; Fairness of the Proposed Transactions” beginning on page 46, News Corporation and NDS Holdco believe that the Scheme is substantively and procedurally fair to the unaffiliated NDS shareholders.

In making their determination that the Proposed Transactions are substantively and procedurally fair to the unaffiliated NDS shareholders, News Corporation and NDS Holdco considered the following material positive factors:

•

The fact that the $63.00 per share represents a 26.8 percent non-cash adjusted premium over the closing price on June 27, 2008, the last trading day before the initial announcement of the Proposed Transactions, and approximately 22.2 percent over the average closing stock price for the 30-day period ending June 27, 2008. Additionally, the cash adjusted one-day, three month and six month premia are 34.9 percent and 31.1 percent and 29.0 percent, respectively.

•	The fact that the Scheme will provide consideration to the unaffiliated NDS shareholders entirely in cash.

•

The fact that the Company has entered into debt facility agreements to provide the debt portion of the financing necessary to effect the Proposed Transactions and that this debt financing is available, subject to the conditions set forth in the facilities agreements; each as described under the caption “The Proposed Transactions—Financing” on page 87.

•

The fact that the relevant funds advised by Permira Advisers LLP have entered into an equity commitment letter pursuant to which, among other things, the relevant funds advised by Permira Advisers LLP have agreed to provide to the Bidcos, subject to the conditions set forth in the equity commitment letter, cash in the amount necessary to make the equity contributions required to be made by the Bidcos to complete the Proposed Transactions, with such equity contributions totaling up to approximately $917.8 million in the aggregate (of which NDS currently expects that approximately $915.4 million will be utilized). For more information, see “The Proposed Transactions—Financing” on page 87.

•

The fact that the relevant funds advised by Permira Advisers LLP have entered into a confirmation letter with News Corporation pursuant to which, among other things, these funds advised by Permira Advisers LLP have agreed to:

•	have available sufficient funds to meet their respective obligations under the equity commitment letter subject to the terms of, and on the conditions set forth in, the equity commitment letter;

•

exercise all rights available to them pursuant to the limited partnership agreements governing the applicable funds advised by Permira Advisers LLP (the “Fund Documents”) to ensure that the undrawn or uncalled commitments of their limited partners shall, up to the time of satisfaction of the obligations under the equity commitment letter, remain sufficient to meet the commitments of such affiliates under the equity commitment letter, subject to and on the terms set forth in the equity commitment letter; and

•

make available, or as applicable, draw down or call upon under the Fund Documents, their respective portion of the equity contributions required to be made in connection with the Proposed Transactions, and direct such funds to the applicable Bidco in accordance with the terms of the confirmation letter and the equity commitment letter. For more information, see “The Proposed Transactions—Financing” on page 87.

•	The fact that the Independent Committee determined, by unanimous vote, that the Proposed Transactions are substantively and procedurally fair and reasonable to the unaffiliated NDS shareholders.

•	The fact that the Independent Committee had the authority to reject the transaction proposed by NDS Holdco, News Corporation and the Bidcos.

•

The fact that NDS Holdco, News Corporation and the Bidcos did not participate in or have any influence over the conclusions reached by the Independent Committee or the negotiating positions of the Independent Committee.

•

The fact that the implementation agreement allows the Independent Committee or the Board to entertain unsolicited proposals from third parties and to change or withdraw its recommendation in favor of the Proposed Transactions if a superior proposal is received from a third party and the Independent Committee determines that the failure to so change or withdraw its recommendation would be in breach of its fiduciary duties, the implementation agreement or applicable law.

•

The fact that the Independent Committee received the opinion of Citi, dated August 12, 2008, to the effect that as of that date, the $63.00 consideration is fair, from a financial point of view, to the holders of A ordinary shares, including those in the form of ADSs.

News Corporation and NDS Holdco also considered the following potentially negative factors:

•

The unaffiliated NDS shareholders, with the exception of the Management Investors, will have no ongoing equity participation in the Company following the Scheme; such shareholders will cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Company’s stock owned by them, and will not participate in any future sale of the Company to a third party.

•

It was unlikely that any other transaction between the Company and a third party could be consummated at this time in light of the position of News Corporation that it would not agree to any other transaction involving a sale of its stake in NDS.

•	The cash consideration to be received by the unaffiliated NDS shareholders generally will be taxable to them.

News Corporation and NDS Holdco believe that the Proposed Transactions are procedurally fair to the unaffiliated NDS shareholders based upon the following factors:

•	The Independent Committee consisted entirely of directors who are not NDS officers or controlling shareholders or affiliated with any controlling shareholders of NDS.

•	The members of the Independent Committee will not personally benefit from the consummation of the Proposed Transactions in a manner different from the unaffiliated NDS shareholders.

•	The Independent Committee retained and was advised by independent legal counsel experienced in advising on similar transactions.

•

The Independent Committee retained and was advised by Citi, its financial advisor, which assisted the Independent Committee in its review and negotiation of the Proposed Transactions and the Independent Committee’s evaluation of the fairness of the $63.00 per share consideration to the unaffiliated NDS shareholders.

•	The Proposed Transactions were unanimously approved by the members of the Independent Committee.

•	The unaffiliated NDS shareholders would have in effect a separate class vote on the Proposed Transactions, because the effectiveness of the Scheme requires the approval at the Court Meeting of:

•	a majority in number of the holders of Scheme Shares voting, whether in person or by proxy,

•	representing 75 percent or more in value of the Scheme Shares voting, whether in person or by proxy.

•

Because none of News Corporation, NDS Holdco, the funds advised by Permira Advisers LLP or the Bidcos owns any A ordinary shares, and each has agreed not to acquire any A ordinary shares, the required approval at the Court Meeting, by means of a vote in which only holders of A ordinary shares may participate, effectively constitutes an approval of the unaffiliated NDS shareholders.

•

The Scheme must be sanctioned (without modification or with modification as agreed by the Bidcos, News Corporation and NDS), and the capital reduction involved therein must be confirmed, by the English High Court.

Neither News Corporation nor NDS Holdco considered net book value in determining the fairness of the Scheme to the unaffiliated NDS shareholders because they believe that net book value, which is an accounting concept, does not reflect, or have any meaningful impact on, the market trading prices for the A ordinary shares. They note, however, that the A Share Consideration of $63.00 per A ordinary share is higher than the net book value of an A ordinary share, which, as of June 30, 2008, was $15.97. Neither News Corporation nor NDS Holdco considered liquidation value in determining the fairness of the Scheme to the unaffiliated NDS shareholders because of their belief that liquidation value did not present a meaningful valuation for NDS and its business; rather, it was the belief of News Corporation and NDS Holdco that NDS’s value is derived from the cash flows generated from its continuing operations, rather than from the value of its assets that might be realized in a liquidation. Further, because NDS’s assets include a significant amount of intangible assets, intellectual property and other assets that are not readily transferable or are subject to restrictions on their transfer in a liquidation scenario, News Corporation and NDS Holdco concluded that NDS is not susceptible to a meaningful liquidation valuation. Moreover, it was the belief of News Corporation and NDS Holdco that a large part of NDS’s success is attributable to its market share and market presence associated with a recognizable brand name and reputation for quality, and any liquidation of its assets or break-up or piecemeal sale of its parts would not maximize shareholder value because it would not likely compensate NDS’s shareholders for the value inherent in NDS’s market position or brand identity. Therefore, News Corporation and NDS Holdco believed that the liquidation methodology would result in a lower valuation for NDS than had been proposed in the Scheme negotiations.

Further, neither News Corporation nor NDS Holdco established a pre-Scheme going concern value for NDS, assuming the sale of NDS as an integrated business (that is, a “going concern”). Neither News Corporation nor NDS Holdco believed that there is a single method for determining going concern value and, therefore, did not base their valuation of NDS on a concept that is subject to various interpretations. Further, News Corporation and NDS Holdco believed that, to the extent that NDS’s pre-Scheme going concern value was already reflected in the pre-announcement per share stock price of the A Ordinary shares, such pre-Scheme going concern value undervalued NDS in comparison to the offer prices being discussed in the Scheme negotiations, which from the outset reflected a premium to such pre-announcement stock price. Moreover, since going concern value is often defined as the ability to generate earnings (rather than cash flows) from its assets, News Corporation and NDS Holdco did not believe that NDS’s pre-Scheme going concern value was meaningful in determining the fairness of the Scheme because, following the effectiveness of the Scheme, NDS will have a significantly different capital structure, which will result in different opportunities and risks for the business as a highly leveraged private company. For example, NDS will have a significantly different level of fixed interest costs following the effectiveness of the Scheme, which will affect NDS’s ability to generate earnings from its assets. Thus, neither News Corporation nor NDS Holdco believes that NDS’s pre-Scheme going concern value would be a significant consideration in determining what value potential acquirors were likely to place on NDS, which would be a much more highly leveraged company in the hands of such acquirors.

News Corporation and NDS Holdco believe that these factors provide a reasonable basis for their belief that the Proposed Transactions are substantively and procedurally fair to the unaffiliated NDS shareholders. This belief should not, however, be construed as a recommendation to any NDS shareholder to vote to approve the Scheme. Neither News Corporation nor NDS Holdco makes any recommendation as to how shareholders of NDS should vote their shares relating to the Scheme or any related transaction.

Position of the Bidcos as to the Fairness of the Proposed Transactions

Under the rules governing “going private” transactions, the Bidcos could be deemed to be engaged in a “going private” transaction and are required to provide certain information regarding their position as to the substantive and procedural fairness of the Proposed Transactions to the unaffiliated NDS shareholders. Each of the Bidcos is making the statements included in this sub-section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. Each of the Bidcos’ views as to the fairness of the Proposed Transactions should not be considered as a recommendation to any shareholder as to how that shareholder should vote on the proposal to approve the Proposed Transactions.

The Bidcos attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated NDS shareholders, and, accordingly, did not negotiate the terms of the Proposed Transactions with a goal of obtaining terms that were fair to such shareholders. Neither of the Bidcos believes that it has or had any fiduciary duty to NDS or the unaffiliated NDS shareholders, including with respect to the Proposed Transactions and their terms. The unaffiliated NDS shareholders were, as described elsewhere in this proxy statement, represented by the Independent Committee that negotiated with News Corporation, NDS Holdco and the Bidcos on their behalf, with the assistance of independent legal and financial advisers.

Accordingly, the Bidcos did not undertake an independent evaluation of the Proposed Transactions or engage a financial advisor, in each case, for the purpose of evaluating the fairness of the Scheme. The Bidcos did not participate in the deliberations of the Independent Committee regarding, and did not receive advice from the Independent Committee’s legal or financial advisers as to, the fairness of the Proposed Transactions to the unaffiliated NDS shareholders. The Bidcos believe that the proposed Scheme Consideration is substantively fair to the unaffiliated NDS shareholders based on the following factors:

•

The Bidcos’ knowledge and analysis of available information regarding NDS, as well as discussions with members of NDS’s senior management regarding NDS and its business and the factors considered by, and findings of, the Independent Committee discussed in the section entitled “Special Factors—Recommendation of the Independent Committee; Fairness of the Proposed Transactions” beginning on page 46.

•

The fact that the $63.00 per share represents a 26.8 percent non-cash adjusted premium over the closing price on June 27, 2008, the last trading day before the initial announcement of the Proposed Transactions, and approximately 22.2 percent over the average closing stock price for the 30-day period ending June 27, 2008. Additionally, the cash adjusted one-day, three month and six month premia are 34.9 percent and 31.1 percent and 29.0 percent, respectively.

•

The consideration to be paid to the unaffiliated NDS shareholders in the Proposed Transactions is all cash, thus eliminating any uncertainty in valuing the consideration to be received by such shareholders.

•	The Proposed Transactions will provide liquidity for the unaffiliated NDS shareholders without incurring brokerage and other costs typically associated with market sales.

•

News Corporation will receive cash and the News Corporation Loan Note (as defined below) in exchange for approximately 67 percent of the Series B ordinary shares held by NDS Holdco at the same per share cash consideration of $63.00 to be received by the unaffiliated NDS shareholders of NDS even though the shares of the unaffiliated NDS shareholders do not confer control.

•

The fact that the debt financing for the transaction is available, subject to the conditions set forth in the facilities agreements each as described under the caption “The Proposed Transactions—Financing” on page 87.

•

The fact that the relevant funds advised by Permira Advisers LLP have entered into an equity commitment letter pursuant to which, among other things, the relevant funds advised by Permira Advisers LLP have agreed to provide to the Bidcos, subject to the conditions set forth in the equity commitment letter, cash in the amount necessary to make the equity contributions required to be made by the Bidcos to complete the Proposed Transactions, with such equity contributions totaling up to approximately $917.8 million in the aggregate (of which NDS currently expects that approximately $915.4 million will be utilized). For more information, see “The Proposed Transactions—Financing” on page 87.

The Bidcos also considered the following potentially negative factors:

•

The unaffiliated NDS shareholders, with the exception of the Management Investors, will have no ongoing equity participation in the Company following the Scheme; such shareholders will cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Company’s stock owned by them, and will not participate in any future sale of the Company to a third party.

•

It was unlikely that any other transaction between the Company and a third party could be consummated at this time in light of the position of News Corporation that it would not agree to any other transaction involving a sale of its stake in NDS.

•	The cash consideration to be received by the unaffiliated NDS shareholders generally will be taxable to them.

The Bidcos believe that the Proposed Transactions are procedurally fair to the unaffiliated NDS shareholders based on the following factors, including the factors considered by, and the findings of, the Independent Committee with respect to the fairness of the Proposed Transactions, which the Bidcos adopt:

•

The Board established the Independent Committee to negotiate with NDS Holdco, News Corporation and the Bidcos, which consists of directors who are not officers, employees or controlling shareholders of NDS, or affiliated with NDS Holdco, News Corporation or the Bidcos. NDS Holdco, News Corporation and the Bidcos believe that the Independent Committee was therefore able to negotiate the implementation agreement and the terms of the Scheme and the Proposed Transactions, which the Independent Committee believes to be fair to, and in the best interests of the unaffiliated NDS shareholders of NDS without the potential conflicts of interest that the foregoing relationships otherwise would have presented.

•	The members of the Independent Committee will not personally benefit from the consummation of the Proposed Transactions in a manner different from the unaffiliated NDS shareholders.

•	The Independent Committee retained and was advised by Weil, Gotshal, its legal counsel.

•

The Independent Committee retained and was advised by Citi, its financial adviser, which assisted the Independent Committee in its review and negotiation of the Proposed Transactions and the Independent Committee’s evaluation of the fairness of the $63.00 per share consideration to the unaffiliated NDS shareholders.

•	The Independent Committee had the authority to reject the transaction proposed by NDS Holdco, News Corporation and the Bidcos.

•

NDS Holdco, News Corporation and the Bidcos did not participate in or have any influence over the conclusions reached by the Independent Committee or the negotiating positions of the Independent Committee.

•	The Proposed Transactions were unanimously approved by the members of the Independent Committee.

•

The Scheme Consideration and other terms and conditions of the Scheme were the result of extensive negotiations between NDS Holdco, News Corporation and the Bidcos and the Independent Committee and their respective financial and legal advisers.

•

The implementation agreement allows the Independent Committee or the Board to entertain unsolicited proposals from third parties and to change or withdraw its recommendation in favor of the Proposed Transactions if a superior proposal is received from a third party and the Independent Committee determines that the failure to so change or withdraw its recommendation would be in breach of its fiduciary duties, the implementation agreement or applicable law.

•

The Independent Committee was deliberate in its process, taking approximately 14 weeks to analyze and evaluate the NDS Holdco, News Corporation and the Bidcos’ proposal and to negotiate with NDS Holdco, News Corporation and the Bidcos the terms of the proposed Scheme.

The Bidcos believe the Proposed Transactions are procedurally and substantively fair to the unaffiliated NDS shareholders, for the reasons cited above, and in particular:

•	The unaffiliated NDS shareholders would have in effect a separate class vote on the Proposed Transactions, because the effectiveness of the Scheme requires the approval at the Court Meeting of:

•	a majority in number of the holders of Scheme Shares voting, whether in person or by proxy,

•	representing 75 percent or more in value of the Scheme Shares voting, whether in person or by proxy.

•

The ability of the Independent Committee to change its recommendation in favor of the Proposed Transactions and for NDS to terminate the implementation agreement under the circumstances described above.

•

Because none of News Corporation, NDS Holdco, the funds advised by Permira Advisers LLP or the Bidcos owns any A ordinary shares, and each has agreed not to acquire any A ordinary shares, the required approval at the Court Meeting, by means of a vote in which only holders of A ordinary shares (other than any such holders who are Management Investors) may participate, effectively constitutes an approval of the unaffiliated NDS shareholders.

•

The Scheme must be sanctioned (without modification or with modification as agreed by the Bidcos, News Corporation and NDS), and the capital reduction involved therein must be confirmed, by the English High Court.

Neither of the Bidcos considered net book value in determining the fairness of the Scheme to the unaffiliated NDS shareholders because they believe that net book value, which is an accounting concept, does not reflect, or have any meaningful impact on, the market trading prices for the A ordinary shares. They note, however, that the A Share Consideration of $63.00 per A ordinary share is higher than the net book value attributable to an A ordinary share, which, as of June 30, 2008, was $15.97. Neither of the Bidcos considered liquidation value in determining the fairness of the Scheme to the unaffiliated NDS shareholders because of their belief that liquidation value did not present a meaningful valuation for NDS and its business; rather, it was the belief of the Bidcos that NDS’s value is derived from the cash flows generated from its continuing operations, rather than from the value of its assets that might be realized in a liquidation. Further, because NDS’s assets include a significant amount of intangible assets, intellectual property, rented properties and other assets that are not readily transferable or are subject to restrictions on their transfer in a liquidation scenario, the Bidcos concluded that NDS is not susceptible to a meaningful liquidation valuation. Moreover, it was the belief of the Bidcos that a large part of NDS’s success is attributable to its market share and market presence associated with a recognizable brand name and reputation for quality, and any liquidation of its assets or break-up or piecemeal sale of its parts would not maximize shareholder value because it would not likely compensate NDS’s shareholders for the value inherent in NDS’s market position or brand identity. Therefore, the Bidcos believed that the liquidation methodology would result in a lower valuation for NDS than had been proposed in the Scheme negotiations.

Further, neither of the Bidcos established a pre-Scheme going concern value for NDS, assuming the sale of NDS as a “going concern”. Neither of the Bidcos believed that there is a single method for determining going concern value and, therefore, did not base its valuation of NDS on a concept that is subject to various interpretations. Further, the Bidcos believed that, to the extent that NDS’s pre-Scheme going concern value was already reflected in the pre-announcement per share stock price of the A ordinary shares, such pre-Scheme going concern value undervalued NDS in comparison to the offer prices being discussed in the Scheme negotiations, which from the outset reflected a premium to such pre-announcement stock price. Moreover, since going concern value is often defined as the ability to generate earnings (rather than cash flows) from its assets, the Bidcos did not believe that NDS’s pre-Scheme going concern value was meaningful in determining the fairness of the Scheme because, following the effectiveness of the Scheme, NDS will have a significantly different capital structure, which will result in different opportunities and risks for the business as a highly leveraged private company. For example, NDS will have a significantly different level of fixed interest costs following the effectiveness of the Scheme, which will affect NDS’s ability to generate earnings from its assets. Thus, neither of the Bidcos believes that NDS’s pre-Scheme going concern value would be a significant consideration in determining what value potential acquirors were likely to place on NDS, which would be a much more highly leveraged company in the hands of such acquirors.

The foregoing discussion of the information and factors considered and given weight by the Bidcos in connection with the fairness of the Proposed Transactions and the Scheme is not intended to be exhaustive but is believed to include all material factors considered by the Bidcos. The Bidcos believe that these factors provide a reasonable basis for their belief that the Proposed Transactions are substantively and procedurally fair to the unaffiliated NDS shareholders. This belief should not, however, be construed as a recommendation to any NDS shareholder to vote to approve the Scheme. The Bidcos do not make any recommendation as to how shareholders of NDS should vote their shares relating to the Scheme or any related transaction.

The Bidcos did not find it practicable to assign, and did not assign, relative weights to the individual factors considered in reaching its conclusion as to the fairness of the Proposed Transactions. Rather, their fairness determination was made after consideration of all of the foregoing factors as a whole.

Opinion of Citigroup Global Markets Limited

Citi delivered an oral opinion to the Independent Committee, subsequently confirmed in writing, to the effect that, as of August 12, 2008, and based upon and subject to the factors and assumptions set forth in the opinion, the $63.00 per share in cash to be received by the holders of A ordinary shares, including those in the form of ADSs pursuant to the Proposed Transactions was fair from a financial point of view to those holders. (None of NDS Holdco, the Bidcos or any of their respective affiliates hold A ordinary shares, including those in the form of ADSs.)

The full text of Citi’s written opinion, dated August 12, 2008, which sets forth the assumptions made, procedures followed, matters considered, and limitations on the review undertaken in connection with the opinion, is attached as Appendix B. Citi provided its opinion for the information and assistance of the Independent Committee in connection with its consideration of the Proposed Transactions. Neither Citi’s opinion nor the related analyses constituted a recommendation of the Proposed Transactions to the Independent Committee or any holder of NDS’s ordinary shares. Citi’s opinion is not a recommendation as to how any holder of NDS’s ordinary shares should vote with respect to the Scheme. We encourage you to read the opinion carefully and in its entirety.

In connection with rendering the opinion described above and performing its related financial analyses, Citi, among other things:

•	reviewed the draft implementation agreement dated August 11, 2008 (the “Draft Agreement”);

•	discussed the business, operations, and prospects of NDS with certain senior officers, directors, and other representatives of NDS;

•

examined certain publicly available business and financial information relating to NDS as well as certain financial forecasts and other information and data relating to NDS which were provided to and/ or discussed with Citi by the management of NDS, including the projections that are summarized under the heading “Summary Projections” below;

•

reviewed the financial terms of the Proposed Transactions as a whole as well as of the Scheme as set forth in the press release of NDS Holdco and the Bidcos dated June 27, 2008 and the Draft Agreement in relation to, among other things: current and historical market prices and trading volumes of A ordinary shares, including in the form of ADSs; the historical and projected earnings and other operating data of NDS; and the capitalization and financial condition of NDS;

•	analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Citi considered relevant in evaluating those of NDS;

•

considered, to the extent publicly available, the financial terms of certain other transactions which Citi considered potentially relevant in evaluating the Proposed Transactions; however found that no such other transactions were ultimately relevant in evaluating the Proposed Transactions; and

•	conducted such other analyses and examinations and considered such other information and financial, economic, and market criteria as Citi deemed appropriate in arriving at its opinion.

Citi relied upon the accuracy and completeness of all of the financial, legal, accounting, tax and other information relating to NDS discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering the opinion described above. In addition, Citi did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of NDS, nor was any evaluation or appraisal of the assets or liabilities of NDS furnished to Citi. Citi assumed that the Proposed Transactions will be consummated in accordance with the terms of the Draft Agreement reviewed by Citi, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on NDS. Citi’s opinion does not address the underlying business decision of NDS to undertake the Proposed Transactions.

The following is a summary of the material financial analyses presented to the Independent Committee in connection with the delivery of Citi’s opinion. The following summary, however, does not purport to be a complete description of Citi’s financial analyses, nor does the order of analyses described indicate the relative importance or weight given to those analyses by Citi. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Citi’s financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 12, 2008, and is not necessarily indicative of current market conditions.

Discounted Cash Flow Analysis

Over the weekend of June 27, 2008, NDS provided Citi with a set of base case projections, which management believes are aggressive (the “Management Case”). Following delivery of the Management Case, NDS management provided Citi with the Enhanced Performance Assumptions. These are a set of assumptions regarding certain aspects of the NDS’s future performance that are more optimistic than the corresponding assumptions that were used to prepare the Management Case and which NDS management believes cannot be realized in their entirety within the same timeframe. These Enhanced Performance Assumptions included the projected effects on projected earnings before interest and income tax margins. Based on the assumption that all of the individual Enhanced Performance Assumptions could be achieved, a revised version of the financial model that was used to create the Management Case was produced (the “Revised Upside Case”). Citi then performed discounted cash flow analyses on both sets of projections in order to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that NDS could generate from September 30, 2008 to the end of fiscal year 2012.

Citi’s calculated discounted cash flow analyses are based on several assumptions, including a weighted average cost of capital (“WACC”) of 9.0% to 10.0% and a perpetuity growth range of 3.0% to 3.5%. Citi also applied these parameters to incremental cash flows related to more favorable card recycling in the Revised Upside Case. Citi assumed different parameters for incremental cash flows relating to assumptions for a business segment called New Technologies. Citi applied a WACC of 10.0% to 15.0% with perpetuity growth range of 4.0% to 5.0% to those incremental cash flows.

WACC incorporated in Citi’s analysis was derived based on a number of key components including long-term risk free interest rates, an expected equity risk premium of 4.0% to 6.0%, NDS’s expected equity return and a target capital structure. The perpetuity growth rates were derived from NDS’s expected long-term growth rates assuming an inflation rate of 2%.

Management projections provided to Citi did not include management incentivization costs that would have been incurred in the absence of the Proposed Transactions as the Proposed Transactions contemplate an alternative management incentivization structure. An adjustment was made to incorporate incremental management incentivization costs that would likely exist in the absence of the Proposed Transactions. An adjustment was also made to incorporate incremental cash costs from the differential between the assumed management rate of exchange of the Israeli Shekel incorporated in the projections and the spot rate on July 5, 2008. This analysis indicated the following implied per share equity reference ranges for ADSs, as compared to the $63.00 to be received by holders of A ordinary shares pursuant to the Proposed Transactions:

•	a fully adjusted share price range of $55.70 to $58.60 for the Management Case; and

•	a fully adjusted share price range of $62.40 to $66.10 based on the Revised Upside Case.

Stock Trading History and Implied Premiums

Citi considered the $63.00 per share to be received by the holders of A ordinary shares pursuant to the Proposed Transactions and calculated the implied premiums represented relative to the closing price of NDS stock on June 26, 2008 (the day prior to the initial announcement of the Proposed Transactions), the closing price on June 27, 2008 (the day of the initial announcement of the Proposed Transactions), the closing price on May 1, 2008 (the day of NDS’s fourth quarter earnings announcement), the highest closing stock price for ADSs for the 52-week period ending June 26, 2008, and the average closing stock prices of the ADSs for the one-month, three-month, six-month, one-year and three-year periods ending June 26, 2008 and June 27, 2008. Citi also calculated cash-adjusted premiums, which are based on the fully diluted equity value as of August 12, 2008 less the Company’s latest reported cash position. These calculations identify based on June 27, 2008 as the reference point:

•	on the price one day prior to the initial offer announcement, a premium of 26.8% and a cash-adjusted premium of 34.9%;

•	since May 29, 2008, when Goldman Sachs downgraded NDS stock from buy to neutral, a premium of 22.8% and a cash-adjusted premium of 29.4%;

•	since the May 1, 2008 earnings announcement, a premium of 21.0% and a cash-adjusted premium of 27.0%;

•	based on the 52-week high, a premium of 1.5% and a cash-adjusted premium of 0.2%;

•	based on the one-month average, a premium of 22.2% and a cash-adjusted premium of 28.6%;

•	based on the three-month average, a premium of 24.0% and a cash-adjusted premium of 31.1%;

•	based on the six-month average, a premium of 23.1% and a cash-adjusted premium of 29.0%;

•	based on the one-year average, a premium of 21.8% and a cash-adjusted premium of 25.5%; and

•	based on the three-year average, a premium of 33.1% and a cash-adjusted premium of 29.3%.

Citi believes that the implied premium analysis, while a helpful reference, provides limited insight to the Proposed Transactions given NDS’s relatively small free float.

Select Publicly Traded Companies Analysis

Citi reviewed financial and stock market information and public market trading multiples of NDS and the following four selected publicly held companies:

•	Macrovision Corporation

•	OpenTV Inc.

•	The Kudelski Group

•	Aladdin Knowledge Systems Limited

Citi selected these four publicly held companies because they are in the same industry as the Company and provide services relating to either content protection or the mediation between different software components or applications, known as middleware, both of which are the main focus of the Company. None of the selected companies directly provides all of the services provided by the Company or delivers its services in the same way as the Company, however, which limits the usefulness of the selected companies as a valuation reference point, and Citi did not find any truly comparable company on which to base its analysis.

As part of its selected comparable company analysis, Citi calculated and analyzed for each company:

•

the ratio of firm value (calculated as equity value plus straight debt, minority interest, straight preferred stock and out-of-the-money convertibles, less cash and long term investments) to revenue in calendar years 2008-09;

•	the ratio of firm value to EBITDA (calculated as earnings before interest, taxes, depreciation and amortization) in calendar years 2008-09;

•	the ratio of firm value to adjusted free cash flow (calculated as EBITDA less capital expenditures) in calendar years 2008-09;

•	the compound annual growth rate (“CAGR”) of each of the above ratios from 2008 to 2010, as well as the CAGR of Net Income during the same period; and

•	the ratio of its current stock price to its estimated earnings per share in calendar years 2008-09.

Estimated financial data of the selected companies was based on research analysts’ estimates, public filings and other publicly available information. Estimated financial data of NDS was based on internal estimates of the Company’s management.

The results of the analysis are as follows:

•	a share price range of $36.9 to $39.7 based on the median of comparables’ FV / EBITDA 2008 to 2010 applied to the Company’s 2008 to 2010 EBITDA;

•

a share price range of $31.0 to $33.2 based on the median of comparables’ FV / EBITDA 2008 to 2010 applied to the Company’s 2008 to 2010 EBITDA adjusted for currency, management cost and deferred revenue; and

•

a share price range of $47.5 to $51.5 based on the median of Kudelski’s FV / EBITDA 2008 to 2010 applied to the Company’s 2008 to 2010 EBITDA adjusted for currency, management cost and deferred revenue.

The results of this analysis indicated that, despite the absence of truly comparable companies, the $63.00 per share in cash to be received by the holders of A ordinary shares pursuant to the Proposed Transactions is above the implied valuation based on the most comparable companies to NDS.

Research Analyst Price Targets

Citi noted that, in the preceding one-year period, broker recommendations have consistently recommended to buy or hold NDS stock, as the actual price of NDS stock remained below brokers’ average recommended target price throughout the period. Citi reviewed the reports of five research analysts that had published price targets in publicly available equity research. The target share prices both before and after the initial offer announcement on June 27, 2008 are described in the table below:

Analyst	Pre-Initial Offer	Post-Initial Offer
RBC	$66.00	$66.00
Natexis	$70.00	$65.00
Morgan Stanley	$65.00	$61.00
Kaufman	$69.00	$60.00
Goldman Sachs	$60.00	$55.00

Citi used the broker share price targets as a benchmark. Post-initial offer, most brokers’ estimates were reduced to between $55.0 to $66.0, based on certain company specific challenges including the negative impacts of a rising shekel and broader considerations including the deteriorating credit and capital markets. The revised offer price of $63.0 falls within the range of the brokers’ target prices of $55.0 to $66.0.

Leveraged Buyout Analysis

Citi performed two sets of leveraged buyout analyses. The first estimated the theoretical purchase price that could be paid by a hypothetical financial buyer in an acquisition of NDS based on internal estimates of NDS management. This analysis incorporated the pro forma debt capital structure contemplated by the Proposed Transactions and the management equity incentivization plan as contemplated by the Proposed Transactions. Citi assumed a range of internal rates of returns of 17.5% to 22.5%, which are typical of the rates of a return sought by financial buyers, and certain exit assumptions including a forward EBITDA exit multiple of 12.0x, which is a typical price to EBITDA multiple for the industry, to calculate a range of per share values which satisfied these parameters. This analysis indicated the following implied per share equity reference ranges for NDS common stock:

•	a share price range of $55.40 to $60.10 for the Management Case; and

•	a share price range of $62.10 to $68.70 based on the Revised Upside Case.

In the second analysis, Citi calculated the likely internal rates of return that could be realized by a hypothetical financial buyer based on the per share price of $63.00 as contemplated by the Proposed Transactions. This analysis incorporated the pro forma capital structure based on the proposed debt and equity financings of the Proposed Transactions and the management equity incentivization plan as contemplated by the Proposed Transactions. Citi assumed a range of forward EBITDA exit multiples of 8.0x to 12.0x to calculate an implied range of theoretical internal rates of return of:

•	7.1% to 19.6% for the Management Case; and

•	14.0% to 26.2% for the Revised Upside Case.

Preliminary Financial Analyses

As described in “Special Factors—Background of the Proposed Transactions,” on July 11, 2008, Citi presented its preliminary financial analyses of the Company to the Independent Committee prior to the conclusion of Citi’s evaluative and due diligence process. The preliminary financial analyses were refined based on discussions with management that led to adjustments to the financial data and assumptions used in the valuation methodologies. Only the final presentation, summarized in detail above, was ultimately relied on by the Independent Committee in reaching its determination with respect to the Proposed Transactions and by Citi to reach the conclusion that the purchase price was fair from a financial point of view to the holders of A ordinary shares. A copy of the preliminary presentation is available at NDS’s offices to any interested shareholder or representative and is attached as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Proposed Transaction.

Miscellaneous

Citi has acted as financial advisor to the Independent Committee in connection with the Proposed Transactions and will receive a fee of $3 million for its financial advisory services, which is not contingent upon the consummation of the Proposed Transactions. Citi may also receive an additional fee of up to $1 million entirely at NDS’s discretion, based on the Independent Committee’s assessment of the quality of Citi’s services and other factors as may be deemed appropriate by the Independent Committee and not contingent on the completion of the Proposed Transactions. Subject to certain limitations, NDS has agreed to reimburse Citi for all reasonable travel and other expenses (plus any applicable value-added tax) incurred by Citi in performing its services, including reasonable fees and expenses of its legal counsel, and to indemnify Citi and related persons against liabilities, including liabilities under federal securities laws, arising out of its engagement.

Citi and its affiliates in the past have provided services to News Corporation and Permira Advisers LLP and various investment holding entities owned by certain funds advised by Permira Advisers LLP unrelated to the Proposed Transactions, for which services Citi and its affiliates have received and expect to receive compensation, including, without limitation, acting as a lender under News Corporation’s $2.25 billion Revolving Credit Facility and advising on and extending finance to various private equity transactions involving investment holding entities owned by certain funds advised by Permira Advisers LLP. Since January 2006, compensation received by Citi with respect to these services has amounted to a total of approximately $2,000,000 in relation to News Corporation and approximately $10,000,000 in relation to Permira Advisers LLP and other investment holding entities owned by certain funds advised by Permira Advisers LLP. In the ordinary course of business, Citi and its affiliates may actively trade or hold the securities of NDS and News Corporation for their own account or for the account of their customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with NDS, News Corporation, Permira Advisers LLP and the Bidcos and other investment holding entities owned by certain funds advised by Permira Advisers LLP and their respective affiliates.

NDS selected Citi to provide certain financial advisory services in connection with the Proposed Transactions based on Citi’s reputation, experience and geographical presence in London and New York. Citi is an internationally recognized investment banking firm which regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

Summary Projections

In connection with its due diligence investigation of the Company, each of Permira Advisers LLP and Citi requested, and was provided on a confidential basis, with copies of the Management Case. The Management Case was delivered to Permira Advisers LLP on April 29, 2008 and to Citi on June 28, 2008.

Income Statements

	For the fiscal years ended June 30,
(in thousands, except percentages)	2008	2009	2010	2011	2012
Total Revenues	$835,308	$905,822	$1,003,884	$1,113,086	$1,241,787
Growth %
Cost of Sales	(317,196)	(345,916)	(391,681)	(432,845)	(496,884)

Gross Profit	518,113	559,906	612,203	680,241	744,903
Growth %		8.1%	9.3%	11.1%	9.5%
GM %	62.0%	61.8%	61.0%	61.1%	60.0%
S&M	(48,307)	(49,042)	(53,992)	(59,556)	(67,128)
GM %	-5.8%	-5.4%	-5.4%	-5.4%	-5.4%
R&D	(192,916)	(219,588)	(235,994)	(253,330)	(273,641)
GM %	-23.1%	-24.2%	-23.5%	-22.8%	-22.0%
G&A	(67,739)	(65,633)	(69,235)	(72,962)	(75,739)
GM %	-8.1%	-7.2%	-6.9%	-6.6%	-6.1%
Amortization	(13,277)	(13,178)	(13,170)	(8,051)	(3,354)

Operating Profit	195,874	212,465 (1)	239,811	286,342	325,040
Growth %		8.5%	12.9%	19.4%	13.5%
% Margin	23.4%	23.5%	23.9%	25.7%	26.2%

Depreciation	(22,752)	(25,747)	(28,216)	(31,325)	(34,230)
Amortization	(13,277)	(13,178)	(8,051)	(8,051)	(3,354)

Balance Sheet

	For the fiscal years ended June 30,
(in thousands, except percentages)	2008	2009	2010	2011	2012
Assets
Cash	705,079	855,662	1,006,819	1,232,649	1,494,445
Inventory	76,921	85,643	80,887	84,820	83,016
Accounts Receivable and Accrued Income	180,789	197,368	225,381	254,166	288,759
Other Current Assets	26,890	28,319	31,309	34,773	38,339

Total Current Assets	$989,679	$1,166,991	$1,344,396	$1,606,409	$1,904,558
PP&E	53,036	53,028	55,737	54,829	55,012
Intangibles	189,960	176,782	163,612	155,561	152,207
Other Non Current Assets	83,930	92,629	101,914	112,278	123,732

Total Assets	$1,316,605	$1,489,430	$1,665,659	$1,929,076	$2,235,509
Customer Deposits and Deferred Income	109,814	130,427	97,604	102,348	106,541
Accounts Payable	30,486	27,953	30,859	33,645	37,537
Other Current Liabilities	122,877	136,519	145,192	159,623	174,341

Total Current Liabilities	263,177	294,899	273,655	295,616	318,419

Long Term Liabilities	127,969	97,868	100,810	109,807	127,391
Total liabilities	$391,146	$392,767	$374,465	$405,422	$445,809
Shareholders Equity	925,459	1,096,663	1,291,194	1,523,653	1,789,699

Total Liabilities and Shareholders’ Equity	$1,316,605	$1,489,430	$1,665,659	$1,929,076	$2,235,509

(1)	Assumes no stock option expense during the period.

In addition, NDS management also provided to Citi, on a confidential basis, the Enhanced Performance Assumptions, which are listed in the table below. The Enhanced Performance Assumptions are a more optimistic set of assumptions than those assumptions used to prepare the Management Case. Also set forth in the table below are the assumptions used to prepare the Management Case.

	2009	2010	2011	2012
DIRECTV - Recycling of Smart Card
Management Case Assumption	20%	50%	55%	55%
Enhanced Performance Assumption	20%	40%	40%	40%

Synamedia Growth Rates
Management Case Assumption	18%	5%	5%	3%
Enhanced Performance Assumption	18%	5%	5%	10%

Jungo Growth Rates
Management Case Assumption	46%	15%	25%	10%
Enhanced Performance Assumption	46%	15%	25%	25%

Orbis Growth Rates
Management Case Assumption	14%	15%	50%	10%
Enhanced Performance Assumption	14%	22%	46%	37%

New Initiatives Growth Rates
Management Case Assumption	NM	50%	400%	40%
Enhanced Performance Assumption	NM	130%	310%	80%

EBIT Margin
Management Case Assumption	23.5%	23.9%	25.7%	26.2%
Enhanced Performance Assumption	23.5%	24.5%	26.6%	29.3%

Set forth below is the Revised Upside Case:

Income Statements

	For the fiscal years ended June 30,
(in 100,000, except percentages)	2008	2009	2010	2011	2012
Total Revenues	$835	$906	$1,017	$1,133	$1,305
Growth %	17.7%	8.4%	12.2%	11.5%	15.2%
Cost of Sales	(317)	(346)	(395)	(437)	(503)

Gross Profit	518	560	622	696	803
Gross Margin %	62.0%	61.8%	61.2%	61.4%	61.5%

Operating Profit	196	212	250	302	383
% Margin	23.4%	23.5%	24.5%	26.6%	29.3%

In addition, certain internal projections were delivered by NDS management to Morgan Stanley in connection with Morgan Stanley’s presentation to News Corporation and NDS management on January 24, 2008. For more information, see “Background of the Proposed Transactions” beginning on page 33.

The internal projections summarized above were prepared based on estimates and assumptions of the Company’s management that are subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company’s control. Consequently, there can be no assurance that the underlying assumptions will prove to be accurate, that the results reflected therein will be realized or that actual results will not be significantly different than those reflected. In the view of the Company’s management, the internal projections summarized above were prepared on a reasonable basis. However, the internal projections are not statements of fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to rely on these internal projections. None of the internal projections reflects any impact of the Proposed Transactions. For more information, see “Cautionary Statement Concerning Forward-Looking Information” beginning on page 28.

The internal projections summarized above were prepared solely for internal financial planning purposes and not for publication or with a view of complying with the published guidelines of the SEC regarding forecasts and projections or with guidelines established by the American Institute of Certified Public Accountants for

preparation and presentation of prospective financial information. None of the Company, News Corporation, NDS Holdco, the Bidcos, the funds advised by Permira Advisers LLP, Permira Advisers LLP or their respective representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the internal projections. The Company did not update the internal projections prior to their delivery to Permira Advisers LLP or Citi, and the internal projections do not take into account any circumstances or events occurring after the date such projections were prepared.

The internal projections set forth above and the assumptions underlying such information have been prepared by and are the responsibility of, the Company. Neither News Corporation, NDS Holdco, the funds advised by Permira Advisers LLP, Permira Advisers LLP nor any of their affiliates nor either of the Bidcos participated in preparing, expresses any view on, or has any responsibility for, the internal projections set forth above or the assumptions underlying such information. The internal projections are not included in this proxy statement in order to induce any NDS shareholder to vote in favor of the Scheme or the resolutions required to implement the Scheme or impact any investment decision with respect to the ordinary shares.

NONE OF THE COMPANY, NEWS CORPORATION, NDS HOLDCO, THE FUNDS ADVISED BY PERMIRA ADVISERS LLP, PERMIRA ADVISERS LLP NOR THE BIDCOS UNDERTAKES, BY INCLUDING THE INTERNAL PROJECTIONS IN THIS PROXY STATEMENT OR OTHERWISE, ANY OBLIGATION TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THE INTERNAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THE INTERNAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE INTERNAL PROJECTIONS ARE SHOWN TO BE IN ERROR.

Neither the Company’s, News Corporation’s, NDS Holdco’s, the funds advised by Permira Advisers LLP’s, Permira Advisers LLP’s nor any of their affiliates nor either of the Bidcos’ independent registered public accounting firm, nor any other independent accountants, have examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in these internal projections nor have they expressed any opinion or given any other form of assurance on this information or its achievability.

Conduct of the Company’s Business if the Scheme is Not Completed

If the Scheme is not completed, the holders of the A ordinary shares, including those in the form of ADSs, will not receive the A Share Consideration and NDS Holdco will not receive the consideration in respect of the B Share Reduction. Instead, NDS will remain an independent public company and the ADSs will continue to be listed and traded on NASDAQ. In addition, if the Scheme is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that the holders of the A ordinary shares, including those in the form of ADSs, will continue to be subject to the same risks and opportunities as they currently are, including, among other things, general industry, economic, regulatory and market conditions. Accordingly, if the Scheme is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the A ordinary shares. From time to time, the Board will evaluate and review, among other things, the business operations, properties, dividend policy and capitalization of NDS and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the Scheme is not completed, there can be no assurance that any other transaction acceptable to News Corporation will be offered, or that the business, prospects or results of operations of NDS will not be adversely impacted.

If the Scheme is not completed, NDS will inform its shareholders, by press release or other means determined reasonable by NDS, of the date by which shareholder proposals must be received by NDS for inclusion in the proxy materials relating to the annual meeting, which proposals must comply with the rules and regulations of the SEC then in effect.

Delisting and Deregistration of A ordinary shares

All of the A ordinary shares (which trade in the form of ADSs on NASDAQ) will be cancelled in connection with the Scheme and following consummation of the Scheme the ADSs will be delisted from NASDAQ.

Additionally, the ADSs will be suspended from trading on NASDAQ on the Second Court Hearing Date. The last day of dealings in, and for registration of transfers of, ADSs will be the last business day prior to the Second Court Hearing Date and is currently expected to be on [•] 2009.

If the Scheme becomes fully effective, an application to cancel the quotation of the ADSs on NASDAQ and a filing with the SEC to de-register the A ordinary shares will be made shortly after the time at which the Scheme becomes fully effective.

In the event that the Second Court Hearing does not occur or the Second Court Order is not granted, the ADSs will be released from the suspension on trading on NASDAQ, and will be duly transferable thereon.

The ADSs are currently registered under the Exchange Act. Upon the Scheme becoming effective, registration of the ADSs under the Exchange Act will be terminated and the Company will be relieved of the obligation to comply with the public reporting requirements of the Exchange Act. In addition, the Company will take the appropriate measures to de-list the ADSs from NASDAQ. Accordingly, the Company will not be subject to the periodic reporting requirements of the Exchange Act.

It is expected that, pursuant to the First Court Order, the Company will be reregistered as a private company in accordance with section 139(3) of the Companies Act 1985 (U.K.) (the “1985 Act”).

The Meetings

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board in connection with the Court Meeting and the Extraordinary General Meeting of our shareholders in each case relating to the Scheme and Proposed Transactions.

The enclosed proxies are solicited on behalf of the Company. The pink form of proxy is for use at the Court Meeting or at any adjournments or postponements of the Court Meeting. At the Court Meeting, which will be held at 10:00 a.m. (London time) on [insert date], 2009, at Weil, Gotshal and Manges, One South Place, London EC2M 2WG, you will be asked to consider and vote upon the Scheme. The blue form of proxy is for use at the Extraordinary General Meeting or at any adjournments or postponements of the Extraordinary General Meeting. At the Extraordinary General Meeting, which will commence at 11:00 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned), you will be asked to consider and vote upon the additional resolutions required to implement the Scheme.

Outstanding Shares

The Company has two classes of issued and outstanding ordinary shares (the A ordinary shares and the B ordinary shares) and one class of deferred shares (the Deferred Shares). As of the most recent date practicable prior to the date of this proxy statement, there are approximately 16,428,288 A ordinary shares outstanding and 42,001,000 B ordinary shares outstanding. The majority of the A ordinary shares trade in the form of ADSs on NASDAQ. Each ADS represents one A ordinary share. The ADSs are evidenced by ADRs issued by the Depositary under the Deposit Agreement. Substantially all of the A ordinary shares are held of record by the Depositary, as custodian. News Corporation, through NDS Holdco, owns all of the issued and outstanding B ordinary shares and all of the issued and outstanding Deferred Shares. All references to “you,” “your,” “yours” or other words of similar import in this proxy statement refer to holders of A ordinary shares.

Purpose of the Court Meeting

The Scheme requires approval by the Scheme Shareholders at the Court Meeting and the subsequent sanction of the Scheme by the English High Court. You will find set out in the notice of the Court Meeting, which has been convened by order of the English High Court for the purpose of considering and, if thought fit, approving the Scheme (with or without modification).

There are no quorum requirements for the Court Meeting and all Scheme Shareholders who send in a proxy, as well as Scheme Shareholders attending the Court Meeting in person, will be counted in the voting.

At the Court Meeting, voting will be by poll whereby Scheme Shareholders, voting in person or by proxy, will be entitled to one vote for each Scheme Share held. The resolution will be passed if a majority in number of the Scheme Shareholders, present and voting either in person or by proxy, representing 75 percent or more in value of the Scheme Shares voted, vote in favor of the Scheme. Due to the fact that effectiveness of the Scheme is subject to, among other things, approval by a majority in number of the Scheme Shareholders present and voting either in person or by proxy at the Court Meeting, the Company expects to implement certain procedures to enable as many registered and beneficial holders of ADSs as possible to be included among the Scheme Shareholders present or represented at the Meetings, thereby ensuring that the views of registered and beneficial holders of ADSs are fairly represented in determining whether the approval of a majority in number of the Scheme Shareholders has been obtained.

Accordingly, as set forth on the ADS Voting Instruction Card, each beneficial holder of ADSs will by completing and returning the ADS Voting Instruction Card to the Depositary (or, as appropriate, Broadridge, or other intermediary), unless otherwise indicated by the beneficial holder on the ADS Voting Instruction Card, agree and consent to:

•

authorize disclosure to NDS and the Depositary of his or her name, address, account number, other reasonably required identifying information (including the number of ADSs beneficially held by such holder) and the instructions contained on the ADS Voting Instruction Card;

•

authorize and direct the Depositary to transfer one A ordinary share, currently registered in the name of the Depositary, to the beneficial holder to be held in an account in such beneficial holder’s name pending the conclusion of the Meetings or any adjournments or postponements thereof;

•	being registered on NDS’s register of members as the holder of such A ordinary share pending the conclusion of the Meetings or any adjournments or postponements thereof;

•

authorize and direct, if he or she is a beneficial holder of ADSs who is not registered on the books of the Depositary as the holder of ADSs, one (1) ADS beneficially held by such beneficial holder to be deposited in the Blocked ADS Account, from the date of such authorization;

•

authorize and direct, if he or she is a registered holder of ADSs on the books of the Depositary, the Depositary to block registration of transfer of the Receipt evidencing those ADSs registered in his or her name on the books of the Depositary from the date of such authorization;

•

appoint the Company Secretary of NDS (or such other person as may be nominated by the Board) as such holder’s attorney-in-fact to vote or appoint another proxy to vote the A ordinary share at the Meetings in accordance with the holder’s instructions with respect to such holder’s ADSs and sign any necessary documentation to, following the conclusion of the Meetings, transfer the A ordinary share back to the Depositary whereupon the ADS will be removed from the Blocked ADS Account or Depositary will unblock registration of the transfer of the Receipt evidencing the ADS registered in his or her name accordingly;

•

agree that until such time as the A ordinary share is transferred to the Depositary following the conclusion of the Meetings, or any adjournments or postponements thereof, not to dispose of any interest in that A ordinary share or the ADS representing that A ordinary share; and

•

agree that if the A ordinary share for any reason is not or cannot be transferred back to the Depositary upon the conclusion of the Meetings, the ADS in the Blocked ADS Account or the ADSs for which the registration of transfer has been blocked will be deemed to have been irrevocably surrendered for the purpose of withdrawal of that A ordinary share.

Beneficial holders of ADSs who provide the authorizations, appointments and consents described above by completing, signing, and returning the ADS Voting Instruction Card (and do not expressly withhold those authorizations, appointments, and consents), will be entered into the register of members of the Company in respect of the A ordinary shares to be transferred to them as described above and the votes cast by their proxy in accordance with the voting instructions set forth on the ADS Voting Instruction Cards will be counted in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders voting at the Court Meeting. Beneficial holders that do not expressly withhold such authorizations, appointments and consents (1) that vote their ADSs in favor of approval of the Scheme will be counted as having voted in favor of the Scheme or (2) that vote their ADSs against approval of the Scheme or abstain from voting will be treated as having voted against approval of the Scheme, in each case, in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders. If beneficial holders elect to expressly withhold such authorizations, appointments and consents, such holders will not be entered into the register of members of the Company, and, accordingly, the voting instructions set forth in the ADS Voting Instruction Cards will have no effect in determining whether such “majority in number” approval has been received. However, such beneficial holders of ADSs may still direct the Depositary as to how to vote the Scheme Shares underlying their ADSs by completing and returning an ADS Voting Instruction Card reflecting such voting directions and such voting directions will be taken account in determining whether the Scheme has been approved by at least 75% in value of the Scheme Shares present and voting either in person or by proxy at the Court Meeting and in determining whether the Special Resolution has been approved by the requisite majority at the Extraordinary General Meeting.

BENEFICIAL HOLDERS OF ADSs WHO CONSENT TO HAVE ONE ADS TRANSFERRED TO A BLOCKED ACCOUNT OR TO PROVIDE AUTHORITY TO BLOCK REGISTRATION OF TRANSFER OF THE RECEIPT REGISTERED IN HIS OR HER NAME PURSUANT TO THE PROCEDURES DESCRIBED ABOVE WILL NOT BE ABLE TO TRANSFER THAT ADS FROM THE TIME OF SUCH TRANSFER OR AUTHORIZATION UNTIL THE CONCLUSION OF THE MEETINGS.

YOU ARE STRONGLY ENCOURAGED NOT TO WITHHOLD AUTHORIZATIONS, APPOINTMENTS AND THE CONSENTS ON THE ADS VOTING INSTRUCTION CARD AND THEREBY TO BE ENTERED ON THE COMPANY’S REGISTER OF MEMBERS AS THE HOLDER OF ONE A ORDINARY SHARE SO THAT YOUR VOTE CAN BE TAKEN INTO ACCOUNT FOR THE PURPOSES OF THE “MAJORITY IN NUMBER” APPROVAL REQUIREMENTS OF THE SCHEME, AND SO THAT THE VOTING INTENTIONS OF THE BENEFICIAL HOLDERS OF ADSs CAN BE FAIRLY REPRESENTED AT THE COURT MEETING.

If the Depositary fails to receive an ADS Voting Instruction Card from an ADS holder prior to [•] p.m. on [•] 200[8], then the Depositary will not vote the A ordinary shares underlying the ADSs of such holder, and, accordingly, such shares will not be represented and will not be voted at the Court Meeting or the Extraordinary General Meeting. The holders of those ADSs who are not registered holders on the books of the Depositary (e.g. DTC participants) must identify the beneficial owner or beneficial owners of those ADSs and deliver those ADSs to a blocked account with the Depositary Trust Company by [Month xx, 200X] for the account of the Depositary and notify the Depositary that those ADSs are being held in a blocked account until the conclusion of the Meetings, such notice to be completed and returned to The Bank of New York Mellon by [Month xx, 200X (same day)] at 3:00 p.m. (EST).

In order for the authorizations, appointments and consents set out above to be valid, the bank, broker, financial institution or share plan which holds the ADSs on behalf of each beneficial holder must also agree to participate in the process.

The Management Investors have undertaken (i) not to vote, or direct the Depositary how to vote, any A ordinary shares or ADSs held by them, and (ii) to consent to the Scheme and be bound by its terms.

NDS Holdco, as the sole owner of B ordinary shares, is not entitled to vote at the Court Meeting, but will undertake to the English High Court to consent to the Scheme and to be bound by its terms.

IN ORDER THAT THE ENGLISH HIGH COURT CAN BE SATISFIED THAT VOTES CAST CONSTITUTE A FAIR REPRESENTATION OF THE VIEWS OF THE HOLDERS OF THE SCHEME SHARES, IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING. YOU ARE THEREFORE URGED TO COMPLETE AND RETURN AS SOON AS POSSIBLE, AND IN ANY EVENT BY NOT LATER THAN [INSERT TIME] ON [INSERT DATE] 2008, THE PINK FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED THEREON, WHETHER OR NOT YOU INTEND TO ATTEND AND VOTE IN PERSON AT THE COURT MEETING. RETURNING THE FORM OF PROXY WILL NOT PRECLUDE YOU FROM ATTENDING AND VOTING IN PERSON AT THE COURT MEETING IF YOU ARE OTHERWISE ENTITLED TO ATTEND AND WISH TO DO SO. THE PINK FORM OF PROXY MAY ALSO BE HANDED TO THE CHAIRMAN OF THE COURT MEETING AT THAT MEETING.

UPON THE SCHEME BECOMING EFFECTIVE, IT WILL BE BINDING ON ALL HOLDERS OF SCHEME SHARES, IRRESPECTIVE OF WHETHER THEY ATTENDED OR VOTED AT THE COURT MEETING.

Purpose of the Extraordinary General Meeting

The Scheme involves (1) the cancellation of the Scheme Shares by way of a reduction of the share capital of the Company, (2) the B Share Reduction, (3) the granting of the requisite authority to the Board to issue and allot new B ordinary shares to the Bidcos and the issuance of B ordinary shares to the Management Investors (such shares to dilute NDS Holdco and the Bidcos pro-rata), (4) the cancellation of the Deferred Shares and (5) the amending of the Company’s Articles of Association. Accordingly, resolutions required to implement the Scheme must be approved by the shareholders of NDS at the Extraordinary General Meeting. You will find set out in the notice of the Extraordinary General Meeting attached to this proxy statement the resolutions to give effect to the Scheme, including resolutions to approve:

•	the directors of NDS taking all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;

•	the cancellation and extinguishing of the Deferred Shares in accordance with the Scheme;

•	the cancellation of the Scheme Shares in accordance with the Scheme and the cancellation of 28,040,128 B Shares in accordance with the Scheme;

•

a reduction of NDS’s share capital equal to the nominal value of the Scheme Shares, the B ordinary shares to be cancelled pursuant to the Scheme and the Deferred Shares and the subsequent issue of new B ordinary shares to the Bidcos in accordance with the Scheme;

•	the giving of authority to the Board pursuant to Section 80 of the 1985 Act to allot securities in NDS;

•	that upon the First Court Order being registered with the Registrar of Companies in England and Wales, the name of the Company be changed to “NDS Group Limited”; and

•	certain amendments to NDS’s Articles of Association set forth in the notice of the Extraordinary General Meeting attached to this proxy statement.

These amendments to the Company’s Articles of Association are to ensure that:

•

any A ordinary shares which are issued after the Extraordinary General Meeting but before 6:00 pm on the business day immediately prior to the date of the Second Court Hearing, will be subject to and bound by the Scheme; and

•

any A ordinary shares issued to any person on or after 6:00 p.m. on the business day immediately prior to the date of the Second Court Hearing will automatically be acquired or cancelled by NDS (if it is able to do so, and the Board determines as such) and such person shall receive the cash consideration as would have been payable under the Scheme had such A ordinary shares been Scheme Shares. If the Board determines that NDS is not able to acquire or cancel such A ordinary shares, it will require News Corporation and the Bidcos to acquire those A ordinary shares for the same cash consideration, and such shares shall be redesignated as Deferred Shares, and be liable to be acquired by NDS for $1.00.

There must be a quorum in order for the Company to conduct the Extraordinary General Meeting. A quorum requires the presence, in person or by proxy, of at least two shareholders entitled to vote at the Extraordinary General Meeting. Abstentions and “broker non-votes” will be counted for purposes of establishing a quorum at the meeting. A “broker non-vote” occurs when you do not give your broker, bank or nominee instructions on how to vote your A ordinary shares. You are urged to vote by proxy so that the Company will know as soon as possible that enough votes will be present for the Extraordinary General Meeting to be held.

At the Extraordinary General Meeting, it is necessary for the additional resolutions, to be approved by not less than 75 percent of votes cast by the Scheme Shareholders and the holders of the B ordinary shares in issue as at the Voting Record Time, voting together as a single class. NDS Holdco, which beneficially owns all of the B ordinary shares (representing approximately 72.2 percent of the issued ordinary shares and approximately

96 percent of the voting power of the ordinary shares) has confirmed that it intends to vote in favor of the resolutions to be proposed at the Extraordinary General Meeting. Consequently, an affirmative vote by NDS Holdco will assure that the additional resolutions are approved at the Extraordinary General Meeting. Voting will be on a show of hands, unless a poll is demanded, in which case those present in person or by proxy will be entitled to one vote for each A ordinary share held and ten votes for each B ordinary share held.

YOU ARE URGED TO COMPLETE AND RETURN THE BLUE FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED THEREON AS SOON AS POSSIBLE, AND IN ANY EVENT BY [INSERT TIME] ON [INSERT DATE]. RETURNING THE BLUE FORM OF PROXY WILL NOT PRECLUDE YOU FROM ATTENDING OR VOTING IN PERSON AT THE EXTRAORDINARY GENERAL MEETING IF YOU ARE OTHERWISE ENTITLED TO ATTEND AND WISH TO DO SO.

Voting Record Time and Voting Information

Entitlement to attend and vote at the Meetings and the number of votes which may be cast at the Meetings will be determined by reference to the register of members of NDS at the Voting Record Time, being the time at which the relevant Meeting commences. At the Extraordinary General Meeting, each A ordinary share is entitled to one vote per share and each B ordinary share is entitled to ten votes per share.

If you hold A ordinary shares that are registered directly in your name with the Company’s registrar, Equiniti Limited, you are a shareholder of record, and these proxy materials are being sent directly to you from the Company. As a shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Meetings. Under the Company’s Articles of Association, you are entitled to appoint one or more proxies (who need not be shareholders of the Company) to attend the Meetings and vote on your behalf. Further, under the Company’s Articles of Association, deposit of an instrument of proxy shall not preclude you from attending and voting in person at the Meetings.

Information for Holders of ADSs and “Street Name” Holders

If you hold ADSs or if your A ordinary shares are held in “street name,” meaning your shares are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of those shares and these proxy materials are being forwarded to you by the Depositary, your broker, bank or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct the Depositary, or your broker, bank or nominee, on how to vote your shares. However, because you are not the shareholder of record of the shares, you may not attend the Meetings, nor may you vote those shares in person at the Meetings. Rather, you will receive instructions from the Depositary, or your broker, bank or other nominee, describing how to vote your shares.

To enable ADS holders to vote at the Meetings, the Depositary has established a record date of December 3, 2008. ADS holders should sign, complete and return an ADS Voting Instruction Card in accordance with the instructions printed thereon, as soon as possible and, in any event, so as to be received no later than [•] p.m. (New York time) on [•] 200[8].

Voting; Revocation

If you complete and properly sign the accompanying proxy cards and return them to the Company, they will be voted as you direct. Properly executed proxies that do not contain voting instructions will be voted “FOR” all of the proposals.

A proxy may be revoked by a shareholder at any time before six hours prior to the time fixed for holding the applicable Meeting or adjourned Meeting at which the vote is to be given or, in the case of a poll, before the time appointed for the taking of the poll by: (1) giving notice which is received at the registered office of the

Company of (a) revocation in writing of the proxy; (b) revocation in writing of the authority under which the proxy was executed; (c) until entered in the register, the transfer of the share in respect of which the vote is given; or (d) the previous death or insanity of the principal; (2) depositing a differing instrument of proxy at the registered office of the Company (which the Company is able to determine is the last deposited instrument or proxy) provided that such differing instrument of proxy is received by the relevant deadline required for deposit of instruments of proxy; or (3) by attending the Court Meeting or the Extraordinary General Meeting and voting in person. The registered office of the Company for these purposes is: Attention: Company Secretary, NDS Group plc, One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ, England, United Kingdom.

After carefully reading and considering the information contained in this proxy statement, you should complete, date and sign the proxy cards and mail the proxy cards in the enclosed return envelope as soon as possible so that your ordinary shares can be voted at the Meetings, even if you plan to attend the Meetings in person.

Please do not send in stock certificates at this time. If the Scheme is completed, you will be sent instructions regarding the procedures for exchanging existing NDS stock certificates for the appropriate per share cash payment.

Attending the Meetings in Person

Only shareholders of record as of the Voting Record Time are entitled to attend the Meetings in person or be represented in person by a duly appointed proxy. If you are planning to attend the Meetings in person, you will be asked to register prior to entering the Meetings. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Meetings. If you are a shareholder of record as of the Voting Record Time, your ownership of ordinary shares will be verified against the list of shareholders of record as of the Voting Record Time prior to you being admitted to the Meetings. If you are a duly appointed proxy of a shareholder of record, you must present a properly executed proxy card and the ownership of the ordinary shares will be verified against the list of shareholders of record as of the Voting Record Time prior to you being admitted to the Meetings. If you are not a shareholder of record or a duly appointed proxy of a shareholder of record, you will not be admitted to the Meetings.

Holders of ADSs will not be entitled to attend the Meetings although the Depositary will be so entitled and will vote in accordance with valid instructions that may be received from holders of ADSs. Holders of ADSs will be entitled to direct the Depositary to vote on the Scheme pursuant to the terms of the Deposit Agreement. The Deposit Agreement provides that upon receipt of notice of any meeting or solicitation of consents or proxies from holders of ADSs, the Depositary will fix a record date in respect of such meeting for the giving of instructions for voting such consent or proxy and will mail the Depositary Notice to the holders of ADSs.

If no instructions are received by the Depositary from a holder of ADSs on or before the date specified by the Depositary for such purpose, the A ordinary shares associated with such holder’s ADSs will not be voted.

Holders of ADSs who wish to attend the Court Meeting or the Extraordinary General Meeting should take steps to present their ADSs to the Depositary for cancellation, so that they become registered holders of A ordinary shares prior to the commencement of the Court Meeting.

The Court Meeting and the Extraordinary General Meeting will both be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG. The Court Meeting will commence at 10:00 a.m. (London time) on [insert date] 2009, and the Extraordinary General Meeting will commence at 11:00 a.m. (London time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

Prior to your entering the Meetings, all bags will be subject to search and all persons may be subject to a metal detector and/or hand wand search. Cameras, recording devices and other electronic devices will not be permitted at the Meetings. The security procedures may require additional time, so please plan accordingly. The Company will be unable to admit anyone who does not comply with these security procedures. If you do not provide government-issued photo identification or do not comply with the other registration and security procedures described above, you will not be admitted to the Meetings.

Expenses of Proxy Solicitation

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited by the Company principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. Also, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

News Corporation and its proxy solicitation firm, Georgeson, may solicit proxies in person or by telephone, fax or other means. News Corporation and the Bidcos will pay Georgeson a fee of $[            ], plus reasonable expenses, for its services. News Corporation will also pay all other reasonable expenses for solicitation. In addition, proxies may be solicited by officers and directors and other employees of News Corporation, without additional remuneration, in person or by telephone, fax or other means.

Adjournments

The Company’s current articles of association provide that if an annual or Extraordinary General Meeting of shareholders is adjourned without a day specified for a future meeting, notice need not be given of any adjourned meeting so long as the adjourned meeting is less than thirty days after the initial meeting date. Whenever an annual or Extraordinary General Meeting is adjourned for thirty days or more, at least fourteen clear days’ notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting.

Certain Agreements

The Bidcos have received irrevocable undertakings from each of the members of the Independent Committee to vote, or direct the Depositary to vote, their entire beneficial holdings of ADSs amounting, in aggregate, to 14,625 ADSs representing approximately 0.09 percent of the ADSs and A ordinary shares in issue, as set out below.

•	The irrevocable undertakings have been given in respect of all ADSs and underlying A ordinary shares held by each member of the Independent Committee.

•	The irrevocable undertakings have been given to each of the Bidcos, NDS and News Corporation.

•	Each member of the Independent Committee irrevocably undertakes:

•

to vote in favor of the Scheme at the Court Meeting and to vote in favor of the additional resolutions necessary to implement the Scheme to be proposed at the Extraordinary General Meeting (or in the case of the ADSs to direct the Depositary to exercise the corresponding voting rights accordingly); and

•	not to exercise any voting rights at either meeting other than in accordance with the undertakings.

•	The undertakings continue to be binding in the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the English High Court.

•

The members of the Independent Committee also undertake to accept or procure the acceptance of any proposals which the Bidcos and News Corporation may make in respect of any outstanding options and which are recommended by the Independent Committee or allow the options to lapse.

•	The undertakings will lapse if the Scheme lapses, or if the Independent Committee withdraws its recommendation.

Other Matters

The Board is not aware of any business to be brought before the Meetings on matters other than as described in this proxy statement. If any other matters are properly presented at the Meetings for consideration, however, the holders of the proxies, if properly authorized, will have discretion to vote on these matters in accordance with their best judgment.

Interests of Certain Persons in the Proposed Transactions

In considering the recommendation of the Independent Committee with respect to the Proposed Transactions, the unaffiliated NDS shareholders should be aware that certain executive officers and directors of NDS have interests in the Proposed Transactions that may be different from, or in addition to, the interests of the unaffiliated NDS shareholders generally. The Independent Committee was aware of these interests and considered them, among other matters, in making its recommendation.

Interests of NDS Executive Officers

Effects of the Proposed Transactions on Existing Employment and Benefits Arrangements

Service Agreement with Dr. Peled. Dr. Peled has agreed to enter into a new Service Agreement in connection with the Scheme. Under an employment agreement on substantially the same terms as the current employment agreement between Dr. Abraham Peled and the Company, Dr. Peled will be appointed Chief Executive Officer of the Company. The term of the Agreement shall continue indefinitely unless either party provides the other party with twelve months’ prior written notice of such party’s decision to terminate the agreement.

If during the term of the agreement the Company decides to appoint a Chairman, then in addition to his appointment as Chief Executive Officer, Dr. Peled shall be appointed as chairman, without any further entitlement to compensation. In preparation for or in anticipation of any initial public offering of the Company if requested by the Board, Dr. Peled shall resign any such appointment as chairman without compensation or further entitlement and shall continue his role as Chief Executive Officer.

Under the terms of the agreement, Dr. Peled will receive a base salary of £750,000 per annum and he will be awarded a minimum bonus of £375,000 for the financial year ending June 30, 2009. In succeeding financial years, Dr. Peled will participate in the bonus scheme for senior managers to be established by the Compensation Committee. Any increase in the base salary, or any additional bonuses to be paid to Dr. Peled, shall be at the sole discretion of the Compensation Committee.

In accordance with the agreement, Dr. Peled shall continue to participate in the News International Executive Pension Scheme and Life Assurance Plan for Senior Executives. The agreement provides that Dr. Peled shall also be entitled to participate in any group medical, dental, disability and other similar benefit plans in effect as at the Effective Date or subsequently adopted by the Company during the term of the employment agreement, applicable to senior executives of the Company.

Pursuant to the employment agreement, the Company also provides Dr. Peled with the use of an appropriate automobile, an annual housing allowance of up to £100,000 to be paid monthly and the Company shall reimburse all travel and other expenses properly and reasonably incurred by Dr. Peled in the discharge of his duties.

Dr. Peled’s employment agreement contains customary confidentiality, non-competition, non-solicitation, and cooperation provisions.

Should Dr. Peled become incapacitated or disabled, as defined in the employment agreement, the Company shall continue to pay his full base salary and to provide the benefits or payments on account of the benefits, less the amount of any proceeds from disability policies paid for by the Company, until he returns to his duties or his appointment is terminated.

Should Dr. Peled be terminated for cause, the Company shall pay his full base salary and provide the benefits or payments for benefits up to the date of termination, subject to the Company’s right to offset amounts owed to it by Dr. Peled.

If Dr. Peled is terminated for reasons other than mental illness or death, or if he terminates the employment agreement as a result of the Company’s breach, he shall become entitled to a lump sum severance payment equal to his annual base salary as of the date of termination. The aforementioned payments shall discharge the Company’s financial obligations to Dr. Peled.

On the termination of Dr. Peled’s employment with the Company for any reason, whether lawfully or otherwise, Dr. Peled shall immediately resign from any and all positions he holds in the Company’s subsidiaries. If he does not resign from such positions, the Board may appoint someone to act on his behalf.

Effect on Existing Options and LTIP Awards. In connection with the Scheme, all awards and options outstanding under the NDS 1997 Executive Share Option Scheme, NDS 1999 Executive Share Option Scheme, NDS UK Approved Share Option Scheme and NDS 2006 Long-Term Incentive Plan, which we refer to collectively in this proxy statement as the “Share Schemes,” will vest and/or become exercisable as applicable (to the extent they have not already vested/become exercisable as applicable) in order to allow the holders of such awards and options to participate in the Scheme.

To optimize the tax position of participants in the Share Schemes and ensure that they are not disadvantaged from a tax perspective, the implementation agreement provides, in part, that, as an alternative to participating in the Scheme, certain participants will be given the opportunity but will not be obliged to sell their A ordinary shares acquired on exercise of options or vesting of awards to a special purpose vehicle following the First Court Order becoming effective and before 6:00 pm (London time) on the business day immediately preceding the date that the Second Court Order becomes effective in accordance with its terms. The Company will (either directly or indirectly) bear the stamp duty cost on the sale of any A shares by a participant to the special purpose vehicle.

All awards and options under the Share Schemes will vest and/or become exercisable (to the extent they have not already vested/become exercisable) upon the issuance of the First Court Order. Participants in the Share Schemes whose awards vest and/or who exercise their options at that time may participate directly or indirectly in the cash consideration (including the A Share Distribution (as defined on page 101)) in respect of the A ordinary shares acquired by them under the Share Schemes. Options will then lapse to the extent not exercised on or around the Effective Date. Participants in the Share Schemes may exercise their options with the benefit of a cashless exercise facility under which the exercise price will be deducted from the cash consideration due to them pursuant to the terms of the Scheme.

The Company will prepare, in a form to be agreed between the Company, News Corporation and the Bidcos, letters to each of the participants in the Share Schemes explaining the effect of the Scheme on their outstanding options and awards and outlining the choices available to them. It is intended that such letters are to be sent to participants in the Share Schemes as soon as practicable after the mailing of this proxy statement and will be accompanied by conditional exercise notices and any other documentation required to enable participants in the Share Schemes to exercise their outstanding options conditionally upon the First Court Order or if they elect, or are deemed to elect, to transfer their A ordinary shares to the special purpose vehicle.

Management Equity Holdings Following the Proposed Transactions

In connection with the execution of the implementation agreement, the Bidcos, News Corporation, NDS Holdco and two of the Management Investors (including Dr. Peled) entered into a Management Investment Agreement governing the terms by which the Management Investors would be able to invest in equity interests in the Company following the Effective Date. Additional Management Investors acceded to the Management Investment Agreement following its execution. A total of 15 Management Investors (including Dr. Peled, Mr. Gersh and Mr. Kesten) have committed to invest in NDS pursuant to the Management Investment Agreement.

Pursuant to the Management Investment Agreement, (1) the Management Investors (including Dr. Peled, Mr. Gersh and Mr. Kesten) have committed, and an employee benefit trust to be created by the Company (the

“employee benefit trust”) will commit, to subscribe for an aggregate of 2,494,349 Hurdle Shares following consummation of the Scheme in exchange for aggregate consideration of $6 million and (2) the Management Investors (including Dr. Peled, Mr. Gersh and Mr. Kesten) have committed to invest in an aggregate of 212,140 B ordinary shares in exchange for aggregate consideration of $13,364,820. The newly issued B ordinary shares shall be allotted and issued by the Company on the first business day following the Effective Date. NDS Finance Limited will extend a short term loan to the Management Investors so that they can subscribe for all of their Hurdle Shares and make an investment of $5,864,859 in newly issued B ordinary shares on the first business day following the Effective Date. NDS Finance Limited will also extend long-term loans to Management Investors in respect of their remaining $7,499,961 investment in newly issued B ordinary shares.

The aggregate subscriptions of Dr. Peled, Mr. Gersh and Mr. Kesten for newly issued Hurdle Shares and newly issued B ordinary shares are set out below:

Name of Management Investor	Number of Hurdle Shares	Aggregate Amount to be Subscribed for in Hurdle Shares	Number of B Ordinary Shares	Aggregate Amount to be Subscribed for in B Ordinary Shares	Aggregate Investment Amount
Abraham Peled	723,361	$1,739,999.49	79,137	$4,985,631.00	$6,725,630.49
Alexander Gersh	199,548	$480,000.19	15,884	$1,000,692.00	$1,480,692.19
Raffi Kesten	174,604	$419,998.97	9,524	$600,012.00	$1,020,010.97

On the same day that payments are to be made by the Bidcos to the holders of A ordinary shares in accordance with the Scheme, the employee benefit trust will acquire 311,793 Hurdle Shares which may be allocated among additional senior managers of the Company by the Compensation Committee after taking into account the recommendation of the Chief Executive Officer of the Company. If any Company shares are held by the employee benefit trust immediately prior to an Exit Event (as defined below), such shares will be allocated among senior managers of the Company as determined by the Compensation Committee after consideration of the recommendation of the Chief Executive Officer of the Company.

The stockholders agreement also provides that, upon effectiveness of the Scheme, Dr. Peled will grant a call option in favor of the employee benefit trust over 4.16 percent of each of the Hurdle Shares and B ordinary shares (other than any additional B ordinary shares) held by him following the acquisition referred to above. This call option is exercisable by the employee benefit trust in the event that the Compensation Committee determines that some or all of such Hurdle Shares and/or B ordinary shares are to be transferred to other managers of the Company. If the call option is exercised, Dr. Peled will sell the number of Hurdle Shares and/or B ordinary shares determined by the Compensation Committee at fair market value, to be determined by an independent expert.

Set forth below is a description of the Stock Option Plan and the economic entitlements associated with the B ordinary shares, the Hurdles Shares and the Employee Shares.

Stock Option Plan

Following the Scheme becoming effective, the Company will adopt an employee share option plan (the “Stock Option Plan”) on the following terms, which may be adjusted on a fair and reasonable basis, as determined by the Compensation Committee, to take account of any changes in the capital structure of NDS:

•	The Stock Option Plan will be an unapproved share option scheme for U.K. tax purposes.

•

The Compensation Committee of NDS, which is referred to in this proxy statement as the “Compensation Committee,” will grant, in groups of ten, options over Employee Shares (defined below). The options are exercisable in groups of ten at an aggregate exercise price (to be established on the grant of each option) at the greater of (1) $63.00 (being the amount of the Bidcos’ investment cost per B ordinary share) and (2) the aggregate market value of a group of ten Employee Shares at the date of grant (the “Options”).

•

The Options shall be granted over a 3-year period to such employees of the NDS Group, and over such number of Employee Shares, as the Compensation Committee shall determine after taking into consideration the recommendation of the chief executive officer of NDS on the following basis:

•	options over 33 percent of the aggregate Employee Shares will be granted on the Effective Date;

•	options over 25 percent of the aggregate Employee Shares will be granted on the first anniversary of the Effective Date;

•	options over 25 percent of the aggregate Employee Shares will be granted on the second anniversary of the Effective Date; and

•	options over 17 percent of the aggregate Employee Shares will be granted on the third anniversary of the Effective Date.

•

The Options shall be granted subject to vesting and will vest in groups of ten as to 25 percent on each anniversary of the date of grant for a period of four years subject to the Compensation Committee permitting accelerated vesting in such circumstances as it may determine. Any Options that have not vested by the time of an Exit Event (as defined below) (other than a Qualifying IPO (as defined below)) will automatically lapse unless the Compensation Committee exercises its absolute discretion to permit any accelerated vesting.

•

Upon the occurrence of a Qualifying IPO, vested Options will be exercisable and any unvested Options that have not lapsed will be rolled-over into options over the listed ordinary shares of NDS and would, subject to the terms of the Stock Option Plan, be capable of vesting and exercise after the Qualifying IPO. The number of listed ordinary shares of NDS to which such options will relate after the Qualifying IPO will be based on the entitlement of proceeds to which the relevant Employee Shares would have been entitled had such options been vested and exercised at the time of the Qualifying IPO.

•	Subject to certain exceptions, Options that have vested are exercisable in groups of ten on the first to occur of an Exit Event (as defined below) and the tenth anniversary of the Effective Date.

•

A holder of Options who is a Good Leaver (defined in “The Stockholders Agreement—Compulsory Transfer” beginning on page 118) shall, if the Compensation Committee so determines, be entitled to receive a cash payment in cancellation of the number of his/her Options that have vested as at the date of cessation. The Compensation Committee shall have an absolute discretion to make a payment in cash cancellation of any unvested options which will otherwise lapse automatically.

•

In the event that a holder of Options ceases to be employed by the NDS Group and is not a Good Leaver, all options (including any vested options) held by that optionholder will automatically lapse, subject only to the contrary determination of the Compensation Committee.

•	The Compensation Committee shall be entitled to grant further options over Employee Shares comprised in the lapsed Options.

•	The Options are non-transferable.

Economic Entitlement of New NDS Shares Upon an Exit Event

After the completion of the Proposed Transaction, upon the occurrence of a Qualifying IPO (as defined below), a third-party sale triggering a Change of Control Event (as defined below) or winding-up of NDS (each an “Exit Event”), and assuming no subsequent issue of any shares after the Effective Date and no dividends or distributions of income or capital prior to the Exit Event, the economic entitlement of the shares will be in accordance with the following order of priority:

•

first, the holders of the B ordinary shares will receive an amount of $63.00 per share, being the initial investment cost in respect of each B ordinary share in issue as at the Effective Date (the “Investor Investment Cost”);

•	second, assuming all Options are exercised, the holders of the Employee Shares will receive an aggregate amount equal to three percent of the Exit Proceeds (as defined below);

•

third, the holders of the B ordinary shares will receive an aggregate amount equal to a 13 percent per annum compounded return on the Investor Investment Cost from the Effective Date to the date of the Exit Event (the “Investor Return Amount”); and

•	fourth, ranking equally:

•

the holders of the B ordinary shares will receive an aggregate amount equal to 92 percent of any further surplus exit proceeds (such percentage, the “B Ordinary Share Percentage,” and the total of such further exit proceeds being the “Equity Surplus Proceeds”), subject to upward adjustment to the extent that Hurdle Shares are redesignated pursuant to the terms of the stockholders agreement and the Company’s Articles of Association in effect following the effectiveness of the Scheme; and

•

the holders of the Hurdle Shares will receive an aggregate amount equal to eight percent of any Equity Surplus Proceeds, subject to a downward adjustment to the extent that any Hurdle Shares have been redesignated (the “Hurdle Share Percentage”). The Hurdle Shares are called hurdle shares because they are not entitled to proceeds upon an Exit Event until the holders of B ordinary shares and any Employee Shares have received their prior ranking entitlements, referred to above. Those entitlements are the “hurdle” that must be satisfied before the holders of hurdle shares are entitled to receive any amount upon an Exit Event.

The economic entitlements described above are subject to dilution in the event of any subsequent issue of shares in the capital of the Company (and subject to any applicable pre-emptive rights with respect to such issuances).

For the purposes of this proxy statement:

•

“Change of Control Event” shall mean any transaction or series of related transactions with the effect that one or more persons acting in concert together (other than News Corporation, NDS Holdco or the Bidcos or their respective Permitted Transferees under the stockholders agreement) will on consummation of such transaction or transactions hold more than 50 percent of the total voting power of the issued NDS shares;

•	“Exit Proceeds” shall mean:

•

in the event of any initial public offering, (A) the price per share at which shares in the Company are sold, offered or placed in connection with the initial public offering (in the case of an underwritten offer for sale, being the underwritten price or, in the case of an offer for sale by tender, the striking price under such offer or, in the case of a placing, the price at which ordinary shares are sold under the placing) multiplied by (B) the total number of shares which would be in issue upon the initial public offering becoming effective (on the assumption that all of Hurdle Shares have been redesignated as B ordinary shares in accordance with the Articles of Association of the Company and Employee Shares shall have been issued upon exercise of options which are exercisable upon the initial public offering) less any shares issued for the purposes of raising additional capital or proceeds for the Company under the initial public offering or to finance redemption or repayment of any financial indebtedness of the Company and its subsidiaries and any costs, prepayment amounts or break costs associated therewith (including the News Corporation Loan pursuant to the Scheme) or to fund payment of any costs associated with the initial public offering;

•	in the event of a sale of all the issued shares in the Company, the aggregate consideration payable by the proposed purchaser for such issued shares; and

•	in the event of a winding-up, the aggregate amount of all sums available for distribution to the holders of shares in the Company,

in each case after deducting all costs and expenses to be borne by the Company in connection with the Exit Event (other than any fee payable to the Bidcos and News Corporation (or their respective affiliates) in connection with such Exit Event and excluding tax payable by any shareholder on such proceeds received in connection with such Exit Event) and which are agreed by the Bidcos and News Corporation as being borne by the NDS shareholders; and

•

“Qualifying IPO” shall mean the consummation of a bona fide initial public offering of B ordinary shares pursuant to which the Company (or its ordinary share capital or depositary receipts representing its ordinary share capital) becomes listed on:

•

a nationally recognized securities exchange in the United States or approved for quotation in the National Association of Securities Dealers, Inc. automated quotation system or listed on a Recognized Investment Exchange (as defined as of the Effective Date in the Financial Services and Markets Act 2000); or

•	a Recognized Investment Exchange (as defined as of the Effective Date in the Financial Services and Markets Act 2000) located in the European Union or Switzerland.

Economic Entitlement of New NDS Shares – Payment of a Dividend or Payment in Respect of Recapitalization Prior to an Exit Event

The payment of a dividend or a return on capital shall be taken into account in determining the economic entitlements of the shares of the Company. Any dividend paid and any amount paid upon a recapitalization prior to an Exit Event will be paid and treated in priority to the rights of the Hurdle Shares as a payment towards the Investor Investment Cost and the Investor Return Amount and shall be treated as follows:

•

firstly, paid to the holders of the B ordinary shares and deemed to be a payment towards the Investor Return Amount until such time as the full amount of the accrued but unpaid Investor Return Amount up to the date of payment has been made. Any dividend or payment made on a recapitalization event in excess of this amount shall then be paid to the holders of the B Ordinary Shares and deemed to be a return towards the Investor Investment Cost; and

•

secondly, at any stage when a payment of dividend or on a recapitalization is made, to the extent the holders of B ordinary shares have received an aggregate amount equal to the accrued but unpaid Investor Return Amount up to the date of the relevant payment and the Investor Investment Cost, any surplus actual proceeds will be distributed, ranking equally, as follows:

•	the holders of the Hurdle Shares will receive the Hurdle Share Percentage of such surplus; and

•	the holders of the B ordinary shares will receive the B Ordinary Share Percentage of such surplus.

The deemed proceeds available for distribution to the NDS shareholders (the “Deemed Exit Proceeds”) on an Exit Event will be adjusted to account for the payment of amounts in respect of dividends and recapitalizations. In such circumstances, the amount available for distribution to the holders of Company shares upon an Exit Event will be equal to the aggregate of:

•	the actual Exit Proceeds; and

•	the aggregate amount (the “Pre-Exit Dividend/Recapitalization Amount”) of any dividends or recapitalizations paid prior to the Exit Event.

The actual proceeds available for distribution will be allocated:

•	firstly, the holders of the B ordinary shares will receive an aggregate amount equal to:

•	the Investor Investment Cost; minus

•	any Pre-Exit Dividend/Recapitalization Amount deemed to have been paid in respect of the Investor Investment Cost;

•	secondly, the holders of the Employee Shares will receive an aggregate amount equal to three percent of the Deemed Exit Proceeds;

•	thirdly, the holders of the B ordinary shares will receive an aggregate amount equal to:

•

the Investor Return Amount (provided that for the purpose of calculating the compounded return, the cash receipt by the holders of the B ordinary shares of the Pre-Exit Dividend/Recapitalization Amount shall be taken into account from the date of its receipt); minus

•	any Pre-Exit Dividend/Recapitalization Amount deemed to have been paid in respect of the Investor Return Amount;

•	fourthly, ranking equally, any surplus actual proceeds will be distributed as follows:

•	the holders of the Hurdle Shares will receive the Hurdle Share Percentage of such surplus; and

•	the holders of the B ordinary shares will receive the B Ordinary Share Percentage of such surplus.

The holders of the Employee Shares shall have no rights to receive dividends.

Interests of NDS Directors

In addition to the interests described above in the section entitled “—Interests of NDS Executive Officers,” certain members of the Board have the following interests in the Proposed Transactions.

Interests of Directors Affiliated with News Corporation

Certain members of the Board, namely Messrs. DeVoe, Jacobs and Siskind and Dr. Peled, have, by virtue of their affiliation with News Corporation, interests in the Proposed Transactions that are different from, and in addition to, the interests of the unaffiliated NDS shareholders generally. The interests of News Corporation in the Proposed Transactions are described in the section entitled “Interests of Certain Persons in the Proposed Transactions—Interests of News Corporation and NDS Holdco” beginning on page 81.

Compensation of Members of the Independent Committee

Each member of the Independent Committee will receive compensation in the form of a single cash payment of $175,000 for his service on the Independent Committee.

Indemnification of Directors and Officers

NDS has executed a deed of indemnity which provides for the indemnification of the directors and officers of the Company. In addition, in a separate agreement, News Corporation has agreed to use its best endeavors to maintain in effect a directors’ and officers’ liability insurance policy with respect to claims arising on or before the effectiveness of the Scheme, until the sixth anniversary of the effectiveness of the Scheme, which has terms with respect to coverage and amount no less favorable than those policies currently maintained by News Corporation on behalf of the directors of the Company.

Equity Based Awards

As described above under the heading “—Effect on Existing Options and LTIP Awards,” in connection with the Scheme, all awards and options outstanding under the Share Schemes, will vest and/or become exercisable as applicable (to the extent they have not already vested/become exercisable) in order to allow the holders of such awards and options to participate in the Scheme. Based on options outstanding as of June 30, 2008 and the value of Long Term Incentive Plan (“LTIP”) awards outstanding as of June 30, 2008, the approximate value of the options to purchase A ordinary shares and LTIP awards held by directors and named executive officers that will be cashed out as a result of the Scheme is set forth in the table below:

Abraham Peled Options:
Grant Date	Option Price	Options Outstanding	Total Value Received
10/4/2001	$21.90	56,000	$2,301,600.00
11/5/2003	$17.12	60,000	$2,752,800.00
12/22/2004	$32.96	50,000	$1,502,000.00
2/1/2006	$43.13	60,000	$1,192,200.00
		Subtotal:	$7,748,600.00
LTIP Awards:
Grant Date		Awards Outstanding	Total Value Received
4/30/2007		14,033	$884,079.00
12/3/2007		21,438	$1,350,594.00
		Subtotal:	$2,234,673.00
		Total:	$9,983,273.00
Alexander Gersh Options:
Grant Date	Option Price	Options Outstanding	Total Value Received
1/4/2005	$33.54	60,426	$1,780,149.96
2/1/2006	$43.13	80,000	$1,589,600.00
		Subtotal:	$3,369,749,96
LTIP Awards:
Grant Date		Awards Outstanding	Total Value Received
4/30/2007		7,894	$497,322.00
12/3/2007		8,770	$522,510.00
		Subtotal:	$1,049,832.00
		Total:	$4,419,581.96

Raffi Kesten Options:
Grant Date	Option Price	Options Outstanding	Total Value Received
11/5/2003	$17.12	2,000	$91,760.00
12/22/2004	$32.96	5,000	$150,200.00
2/1/2006	$43.13	20,000	$397,400.00
		Subtotal:	$639,360.00
LTIP Awards:
Grant Date		Awards Outstanding	Total Value Received
4/30/2007		5,706	$359,478.00
12/3/2007		9,183	$578,529.00
		Subtotal:	$938,007.00
		Total:	$1,577,367.00
Peter J. Powers Options:
Grant Date	Option Price	Options Outstanding	Total Value Received
11/5/2003	$17.12	1,250	$57,350.00
12/22/2004	$32.96	2,500	$75,100.00
2/1/2006	$43.13	5,000	$99,350.00
		Subtotal:	$231,800.00
LTIP Awards:
Grant Date		Awards Outstanding	Total Value Received
4/30/2007		1,250	$78,750.00
12/3/2007		1,875	$118,125.00
		Subtotal:	$196,875.00
		Total:	$428,675.00
Roger W. Einiger Options:
Grant Date	Option Price	Options Outstanding	Total Value Received
12/22/2004	$32.96	5,000	$150,200.00
2/1/2006	$43.13	5,000	$99,350.00
		Subtotal:	$249,550.00
LTIP Awards:
Grant Date		Awards Outstanding	Total Value Received
4/30/2007		1,250	$78,750.00
12/3/2007		1,875	$118,125.00
		Subtotal:	$196,875.00
		Total:	$446,425.00
Nathan Gantcher Options:
Grant Date	Option Price	Options Outstanding	Total Value Received
12/22/2004	$32.96	5,000	$150,200.00
2/1/2006	$43.13	5,000	$99,350.00
		Subtotal:	$249,550.00
LTIP Awards:
Grant Date		Awards Outstanding	Total Value Received
4/30/2007		1,250	$78,750.00
12/3/2007		1,875	$118,125.00
		Subtotal:	$196,875.00
		Total:	$446,425.00

Interests of News Corporation and NDS Holdco

News Corporation, as the ultimate parent company of NDS Holdco (a holder of NDS stock), has various interests in certain arrangements and transactions to be entered into in connection with the Scheme in addition to, and different from, your interests as a shareholder which may present actual or potential conflicts of interests on the part of News Corporation and the members of the Board who are affiliated with News Corporation. These interests, which are described below, were considered by the Independent Committee and the Board in their respective decisions to approve the Scheme.

Continuing Equity Ownership

Unlike other NDS shareholders, News Corporation will hold an interest in the Company through its wholly-owned subsidiary, NDS Holdco, after the Scheme becomes effective and therefore will be able to participate in any future growth of the Company. Pursuant to the Proposed Transactions, NDS Holdco’s ownership percentage of NDS stock shall be reduced to 49 percent.

New Master Intercompany Agreement

Upon consummation of the Proposed Transactions, News Corporation and NDS Finance will enter into a new master intercompany agreement which shall regulate the general basis of dealings between News Corporation and its subsidiaries, other than NDS, (the “News Corporation Group”) and the NDS Group on and after the Effective Date. In particular the new master intercompany agreement will provide that:

•	News Corporation shall, directly or through other members of the News Corporation Group, continue to provide, among other things, the following services on arms length terms:

•	Internal audit services;

•	Global purchasing services;

•	Human resources and personnel development;

•	Legal support;

•	Pension scheme services in the United Kingdom;

•	Benefits (cars, health insurance, life insurance, pension administration, consultancy);

•	VAT advice;

•	Payroll processing;

•	Travel booking in the United States;

•	Nominee and agent services;

•	Continuation of current services in Russia (until News Group sells its business in Russia); and

•	ISDN links/broadband connections;

•	NDS Finance has the unilateral right to terminate any of the services described in the preceding bullet points;

•

members of the NDS Group (1) shall be permitted to continue to occupy the premises that they currently occupy and which are owned or leased by members of the News Corporation Group, and (2) may also be permitted to occupy other premises which are owned or leased by members of the News Corporation Group, subject in each case to the terms of the applicable lease (if any); provided, that, upon reasonable prior or written notice by News Corporation such members of the NDS Group will relocate to other premises owned or leased by members of the News Corporation Group;

•	NDS may permit members of the News Corporation Group to occupy certain other premises which are owned or leased by members of the NDS Group, subject to the terms of the applicable lease (if any);

provided, that, upon reasonable prior or written notice by NDS Group such members of the News Corporation will relocate to other premises owned or leased by members of the NDS Group;

•

upon NDS’s request, News Corporation shall grant to the NDS Group, but may terminate at any time, a worldwide royalty-free license to continue to use various trademarks and service marks of the News Corporation Group as are currently used by the NDS Group, and the NDS Group shall take all reasonable precautionary measures to prevent the unauthorized use and dilution of those marks;

•	News Corporation may also grant to the NDS Group licenses to use other marks of the News Corporation Group on terms agreed from time to time between News Corporation and NDS Finance;

•	the consideration payable, for the arrangements described above, by members of the News Corporation Group or the NDS Group (as applicable) will be based upon allocated costs; and

•	the agreement may be terminated:

•	by the mutual consent of News Corporation and NDS;

•	upon 90 days prior written notice at any time when News Corporation and its affiliates own, directly or indirectly, less than 30 percent of the outstanding ordinary shares of NDS; or

•	for cause, by either party giving notice of its intention to terminate to the breaching party.

The Proposed Transactions

This section of this proxy statement describes material aspects of the Proposed Transactions. Although we believe that the description covers the material terms of the Proposed Transactions, this summary may not contain all of the information that is important to you. We encourage you to read this proxy statement, the Scheme Document attached as Appendix A to this proxy statement and the other appendices, each in their entirety. In addition, we incorporate important business and financial information into this proxy statement by reference. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where Shareholders Can Find More Information” beginning on page 132 of this proxy statement.

Scheme Stages

Procedurally, the Scheme can be divided into four stages: (1) applying to the English High Court for an order directing the Court Meeting to be held; (2) holding the Court Meeting to consider and approve the Scheme by the requisite majority and holding the Extraordinary General Meeting (described below) to consider and approve, by the requisite majority, the additional resolutions necessary to implement the Scheme; (3) applying to the English High Court for the Scheme to be sanctioned; and (4) delivering copies of the orders of the English High Court sanctioning the Scheme to the Registrar of Companies in England and Wales and the registration of such court orders and the minutes of reduction of share capital attached thereto by the Registrar of Companies in England and Wales. These stages are discussed in greater detail below.

Order of the English High Court

On [            ], 2008, NDS initiated the Scheme by issue of a claim in the English High Court for an order to allow the Company to convene the Court Meeting and to send out to all holders of A ordinary shares the Scheme Document, which is attached as Appendix A and which comprises the following: (1) an introductory letter from the Chairman of the Independent Committee to holders of A ordinary shares summarizing the material terms of the Scheme; (2) an explanatory statement in compliance with Section 897 of the UK Companies Act; (3) certain information regarding the Company; (4) certain information regarding News Corporation and Permira Advisers LLP; (5) the conditions to the Scheme; (6) certain tax information for UK and U.S. holders of A ordinary shares and ADSs; (7) certain additional information; (8) a formal technical document setting out the proposals embodied in the Scheme; (9) the notice of the Court Meeting to vote on the approval of Scheme and (10) the notice of the Extraordinary General Meeting of the Company. Following a hearing on [            ], 2008, the English High Court has issued an order to convene the Court Meeting at [            ] on [            ], 2008 and has directed that a copy of the Scheme Document be sent to each holder of A ordinary shares at his or her registered or last known address.

Meetings

The second stage in the Scheme process involves holding the Meetings. For more information on the Meetings see the section entitled “The Meetings” beginning on page 63.

Approval of the English High Court

The third stage of the Scheme involves obtaining approval of the Scheme by the English High Court. This is done by filing a petition with the English High Court together with supporting affidavits proving service of the notice of the Court Meeting and verifying the report as to the result of the Court Meeting. Once the relevant court officers have determined that all documentation is in order, the claim will be scheduled for two court hearings (together the “Court Hearings”). Notice of the Court Hearings informing NDS shareholders and creditors of their rights to attend the Court Hearings and to be heard by the English High Court will be published in the UK national press at least eight days prior to the date of the respective Court Hearing.

At the first court hearing, which will take place at [            ] on [            ], 2009, (the “First Court Hearing”) the English High Court will be requested to sanction (1) the re-registration of the Company as a private company in accordance with section 139(3) of the 1985 Act, (2) certain amendments to the Company’s Articles of Association and (3) the cancellation of the Deferred Shares (the “First Court Order”). Each of these elements of the Scheme will only become effective upon the delivery to the Registrar of Companies in England and Wales of a copy of the First Court Order.

The second court hearing (the “Second Court Hearing”) will be held to sanction those elements of the Scheme not already sanctioned by the English High Court pursuant to the First Court Hearing. At the Second Court Hearing, the English High Court will be requested to sanction, among other things, both the A Share Reduction and the B Share Reduction (the “Second Court Order” and, together with the First Court Order, the “Court Orders”).

The English High Court has discretion whether or not to sanction the Scheme. In determining whether to exercise its discretion to sanction the Scheme, the English High Court will adopt an objective test and will assess whether the Scheme is such that an intelligent and honest holder of Scheme Shares, acting in respect of his or her interest, might reasonably approve the Scheme. In a scheme of arrangement involving a reduction of capital (such as the Scheme), the English High Court will also consider the interests of creditors.

Delivery of Court Orders to Registrar of Companies in England and Wales

The Scheme will become fully effective upon the Second Court Order being delivered to the Registrar of Companies in England and Wales (assuming that the First Court Order has previously been granted and so delivered). Each of the A Share Reduction and the B Share Reduction will become effective upon the registration of the Second Court Order (and the minute of such reductions attached thereto) and the issue by the Registrar of Companies in England and Wales of a certificate under section 138 of the 1985 Act in relation to each of the A Share Reduction and the B Share Reduction.

The Second Court Hearing will be held as soon as reasonably practicable after the First Court Hearing. The Second Court Hearing will not be held unless the English High Court grants the First Court Order and the First

Court Order is delivered to the Registrar. In the event that the First Court Order is granted and is delivered to the Registrar, but the Second Court Order is not granted, the Scheme will not become effective. The parties to the implementation agreement have agreed that in those circumstances they shall promptly take such steps as are necessary to procure that the Company is re-registered as a public company and any monies drawn under the Debt Facilities are repaid.

Upon the Scheme becoming effective, each A ordinary share will be cancelled and new B ordinary shares, representing 51 percent of the Company’s then outstanding B ordinary shares, will be issued fully paid to the Bidcos. In consideration for the cancellation of the A ordinary shares, each holder of A ordinary shares will receive consideration of $63.00 in cash in respect of each A ordinary share held (net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement). Further, approximately 67 percent of the B ordinary shares held by NDS Holdco will be cancelled, and in connection with which NDS Holdco (or News Corporation in respect of the News Corporation Loan Note) will receive the News Distribution. Upon the Scheme becoming effective, share certificates in respect of the A ordinary shares and B ordinary shares which have been cancelled will cease to be valid.

The Scheme will be binding on all Scheme Shareholders once it has become effective, irrespective of whether or not each Scheme Shareholder attended or voted (either in favor of or against) at the Court Meeting or the Extraordinary General Meeting.

The Scheme will contain a provision for the Company, News Corporation and the Bidcos, to consent, on behalf of all persons concerned, to any modification of or addition to the Scheme or to any condition that the English High Court may approve or impose.

Effective Date of Scheme

If the Scheme is approved by the requisite vote of shareholders and the other Conditions to the Scheme are satisfied, or waived to the extent permitted pursuant to the implementation agreement, the Scheme will be consummated and become fully effective upon the Second Court Order being delivered to the Registrar of Companies in England and Wales (assuming that the First Court Order has previously been granted and so delivered). If the Scheme is approved by NDS shareholders and the English High Court, the parties intend to complete the Scheme as soon as practicable thereafter.

Creation of Distributable Profits and Transfer of Surplus Group Cash

The obligations of each of News Corporation, NDS Holdco, NDS and the Bidcos to consummate the Scheme are conditional upon, among other things, NDS having available to it sufficient distributable profits and not less than $724.9 million in cash from internally generated funds to enable it to pay all amounts payable by it in connection with the Scheme. Prior to the date of this proxy statement, NDS undertook certain preparatory steps required to facilitate the availability of such distributable profits and cash. Among other things, NDS established NDS Finance (which is the borrower under the credit facilities referred to in the section entitled “—Financing” beginning on page 87) as a wholly owned subsidiary; certain operating subsidiaries of NDS declared dividends of approximately $407.3 million payable to NDS; NDS transferred all its operating subsidiaries to NDS Finance in exchange for the issuance of shares by NDS Finance to NDS; and NDS Finance completed a capital reduction.

Following the issuance of the First Court Order but prior to the issuance of the Second Court Order, NDS will undertake the following preparatory steps required to facilitate the availability of adequate distributable profits and cash:

•

the dividends described in the immediately preceding paragraph will be cash settled to NDS and held in a blocked bank account charged in favor of the lenders providing the credit facilities referred to in the section entitled “—Financing” beginning on page 87;

•	certain operating subsidiaries of NDS will loan approximately $196.7 million to NDS Finance;

•

NDS Finance will draw down approximately $1.275 billion (or such lesser amount as agreed from time to time) (less fees of approximately $44 million which are to be drawn down and settled at a later point when the Scheme becomes effective) under the credit facilities referred to in the section entitled “—Financing” beginning on page 87, which amount will be held in a second blocked bank account charged in favor of the lenders providing such credit facilities; and

•	NDS Finance will then pay a dividend of $1.236 billion to NDS, which amount will be used to fund a portion of the consideration payable in respect of the Proposed Transactions.

Payment of Consideration

Subject to the Scheme becoming fully effective, settlement of the consideration will be effected within one business day of the date the Scheme becomes fully effective, in the manner set out below.

Settlement of consideration for A ordinary shares

Settlement of the consideration to which any holder of A ordinary shares is entitled shall be paid by check and distributed via first-class mail (or in such alternative manner as may be agreed between the Bidcos, NDS and any A ordinary shareholder). All such consideration payments shall be made in U.S. dollars. Payments made by check shall be payable to the applicable A ordinary shareholder, including, in the case of joint holders, to all joint holders (although, in the case of joint holders, the check will be mailed to the address of the holder whose name is listed first in the register of members of NDS in respect of the joint holding concerned, unless otherwise instructed). Checks shall be placed in the mail one business day after the date the Scheme becomes fully effective. If a paying agent is used to pay consideration to the holders of A ordinary shares, the Bidcos and NDS shall procure that such paying agent makes payment of the consideration to such holders as soon as reasonably practicable after the date the Scheme becomes fully effective, and in any event within five business days of that date.

Settlement of the consideration to which any holder of A ordinary shares is entitled under the Scheme will be implemented in full in accordance with the terms of the Scheme free of any lien, right of set-off, counterclaim or other analogous right to which either of the Bidcos may otherwise be, or claim to be, entitled against such shareholder.

All documents and remittances sent through via mail will be sent at the risk of the person(s) entitled thereto.

On the date the Scheme becomes fully effective, A ordinary shares held in certificated form will be cancelled and share certificates for such shares will cease to have effect as documents of title and should be destroyed.

Settlement of consideration for ADSs

Each ADS currently represents one A ordinary share. The Bank of New York Mellon, as Depositary, is the record holder of the A ordinary shares underlying the ADSs. The Depositary, as an A ordinary shareholder, under the Scheme will be entitled to $63.00 for each A ordinary share held by it at 6:00 p.m. of the business day immediately prior to the date of the Second Court Hearing.

As soon as practicable after the date the Scheme becomes fully effective, the Depositary will, upon satisfaction of the conditions described in this section, distribute directly to registered holders of ADS their proportionate entitlement to the aggregate consideration being $63.00 for each ADS held by ADS holders net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement, and otherwise on the terms and conditions set out in this document and the Deposit Agreement.

As soon as reasonably practicable, and in any event within seven business days after the date the Scheme becomes fully effective, the Depositary will mail to each registered holder of ADSs a Letter of Transmittal which the ADS holder must properly complete and deliver to the Depositary along with the ADS holder’s ADSs and instructions for effecting surrender of the ADSs.

If you hold your ADSs indirectly, you must rely on the procedures of the bank, broker or financial institution through which you hold your ADSs for completion of the exchange.

Until properly surrendered, each ADS will, after the date the Scheme becomes fully effective, represent the right to receive upon proper surrender, the aggregate consideration of $63.00 for each ADS, net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement. Upon receipt of such ADSs, the Depositary will send the consideration payable via first-class mail, by check made out to the former ADS holder for each ADS cancelled. After the date the Scheme becomes fully effective, the ADS program for the ADSs will be terminated.

All documents shall be sent to ADS holders at their own risk and will be sent via mail either to the ADS holder’s address as set out on the register of ADS holders at 6:00 p.m. on the business day immediately prior to the date of the Second Court Hearing or to such other address of the ADS holder as is notified as a change of address in writing by an ADS holder to the Depositary prior to the date the Scheme becomes fully effective and, in the case of joint holders, to the ADS holder whose name stands first in such register in respect of the joint holdings concerned.

In accordance with the terms of the Deposit Agreement, a fee will be charged for the cancellation of the ADSs, and will be deducted from the consideration to be received by the ADS holders. This fee may be up to US$0.05 per ADS cancelled.

Financing

NDS estimates that the total amount of funds required to complete the Scheme and related transactions, including any amounts necessary to pay fees and expenses associated with the Scheme is approximately $3.248 billion. NDS expects to obtain the funds required to complete the Scheme and related transactions through the proceeds of:

•

equity contributions by the Bidcos of up to approximately $917.8 million in the aggregate (of which NDS currently expects that approximately $915.4 million will be utilized), pursuant to an equity commitment letter, which is described below under “—Equity Commitments”;

•

senior credit facilities for up to $1.04 billion and a mezzanine secured credit facility for $385 million, which are referred to in this proxy statement as the Debt Facilities, described below under “—Debt Facilities”;

•

a $242 million vendor loan note or series of loan notes to be issued to NDS Holdco (the “News Corporation Loan Note”) constituting 13 percent fixed rate guaranteed secured loan notes due 2018 (the “Notes”); and

•

$724.9 million in cash on hand (from internally generated funds) at certain subsidiaries of NDS (see “The Proposed Transactions—Creation of Distributable Profits and Transfer of Surplus Group Cash” beginning on page 85).

Equity Commitments

P4 Sub L.P.1, Permira IV L.P.2, Permira Investments Limited and P4 Co-Investment L.P., each being a fund advised by Permira Advisers LLP, entered into a commitment letter, dated as of August 14, 2008, which we refer to in this proxy statement as the “equity commitment letter,” pursuant to which the above funds advised by Permira Advisers LLP have agreed to provide to the Bidcos, subject to the conditions set forth in the equity commitment letter, cash in the amount necessary to make the equity contributions required to be made by the Bidcos to complete the Proposed Transactions, with such equity contributions totalling up to approximately $917.8 million in the aggregate (of which NDS currently expects that approximately $915.4 million will be utilized).

The obligation under the equity commitment letter of each of the funds advised by Permira Advisers LLP to provide cash to the Bidcos are subject to the satisfaction, or waiver, of the following conditions:

•	the First Court Order having been granted by no later than the Long Stop Date;

•

the conditions precedent to first utilization under the Debt Facilities having been satisfied or waived and the funds under the Debt Facilities having become and remaining unconditionally available to NDS Finance except for (a) the receipt of the equity investments by the Bidcos under the equity commitment letter and (b) the payment of fees prior to or on first utilization under the Debt Facilities; and

•	NDS Finance having resolved, conditional only on receipt of funds under the Debt Facilities, to pay a dividend to NDS of up to $1,236 million on or before the Effective Date for same day value.

The equity commitment letter was filed as an exhibit to the Company’s Transaction Statement on Schedule 13E-3, filed with the SEC on September 3, 2008, and is incorporated by reference herein. You are encouraged to read the equity commitment letter for a complete description of the commitments of each of the funds advised by Permira Advisers LLP to provide equity financing for the Proposed Transactions.

Permira Confirmation Letter

P4 Sub L.P.1, Permira IV L.P.2, Permira Investments Limited and P4 Co-Investment L.P., each being a fund advised by Permira Advisers LLP, and two of their affiliates, Permira IV G.P. L.P. and Permira IV Managers L.P. (the “Manager Parties”) entered into a letter agreement with News Corporation, dated as of August 14, 2008, which we refer to in this proxy statement as the “confirmation letter,” pursuant to which the funds advised by Permira Advisers LLP have agreed to certain undertakings and confirmations with respect to the funding of the cash necessary to make the equity contributions required to be made by the Bidcos to complete the Proposed Transactions.

In the confirmation letter, each of the funds advised by Permira Advisers LLP has given various undertakings including that it will:

•

comply with its obligations under the equity commitment letter and procure, to the extent it is lawfully able, that each of the Bidcos and their direct holding companies, (the “Holdcos”) comply with their respective obligations under the equity commitment letter;

•

exercise all rights available to them pursuant to the Fund Documents to ensure that the undrawn or uncalled commitments of their limited partners shall, up to the time of satisfaction of the obligations under the equity commitment letter, remain sufficient or it will have available sufficient funds to meets its obligations under the equity commitment letter subject to the terms of, and on the conditions set forth in, the equity commitment letter and will make such funds available to the Bidcos;

•	not take certain actions which could frustrate or restrict the flow of funds to the Bidcos as contemplated in the confirmation letter and the equity commitment letter;

•

not amend, vary, novate, supplement or terminate the equity commitment letter or waive any right or give any consent or exercise any discretion thereunder, in each case without the prior written consent of News Corporation (not to be unreasonably withheld or delayed);

•	not deal in any shares or debt or equity securities in the Holdcos or the Bidcos;

•

procure, so far as lawfully able, that each of the Holdcos carry out the required actions so that all amounts subscribed and directed in the confirmation letter are passed to the relevant Bidco for the purpose of enabling the Bidcos to satisfy in part the consideration to be paid by the Bidcos pursuant to and in accordance with the terms of the Scheme;

•

notify News Corporation in writing without delay if any such fund advised by Permira Advisers LLP becomes aware of any circumstance which would be reasonably likely to prejudice the ability of any such fund or of either of the Holdcos or of either of the Bidcos to comply with the terms of the confirmation letter and/or the terms of the equity commitment letter or which would render any of the confirmations given in the confirmation letter inaccurate.

In addition, each of P4 Sub L.P. 1, Permira IV L.P.2 and P4 Co-Investment L.P. undertake to exercise all rights available to it pursuant to the limited partnership agreements governing the applicable fund to ensure that undrawn or uncalled commitments of the limited partners of P4 Sub L.P. 1, Permira IV L.P.2 and P4 Co-Investment L.P. shall, up to the time of satisfaction of their respective obligations under the equity commitment letter, remain sufficient to meet the commitments, subject to and on the terms set forth in the equity commitment letter.

In addition, each of the Manager Parties undertakes to procure (to the extent in its control as general partner or manager, as applicable) the compliance of the relevant funds advised by Permira Advisers LLP with the confirmation letter.

The confirmation letter was filed as an exhibit to the Company’s Transaction Statement on Schedule 13E-3, filed with the SEC on September 3, 2008, and is incorporated by reference herein. You are encouraged to read the confirmation letter for a complete description of the commitments of each of the funds advised by Permira Advisers LLP under the confirmation letter.

Debt Facilities

J.P. Morgan plc and Morgan Stanley Bank International Limited as mandated lead arrangers have each committed to lead arrange and JPMorgan Chase Bank, N.A., London Branch and Morgan Stanley Senior Funding, Inc. as underwriters have each committed to underwrite 50 percent of (a) senior secured credit facilities (the “Senior Facilities”) of up to $1.04 billion comprising $890 million term loan facilities (the “Senior Term Facilities”) and a $150 million revolving facility (the “Revolving Facility”) and (b) a mezzanine secured credit facility (the “Mezzanine Facility,” together with the Senior Term Facilities, the “Term Facilities” and together with the Senior Facilities, the “Debt Facilities”) of up to $385 million. In addition, an uncommitted $75 million senior secured acquisition term loan facility (the “Uncommitted Acquisition Facility”) will be made available once lenders are identified to take up participations in this facility.

The documentation governing these financing arrangements has been finalized. However, changes to the terms of such arrangements may occur as a result of any “market flex” provisions invoked as a result of the syndication of the debt commitments. As of the date of this proxy statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing described herein is not available as anticipated. There is no current plan or arrangement to refinance or otherwise repay, before their maturities, the Debt Facilities. NDS currently contemplates servicing the Debt Facilities with income from operations.

The Debt Facilities, together with cash on hand and cash equivalents of the NDS Group, the proceeds of the equity commitments referred to above and the proceeds of issuance of the News Corporation Loan Note, will be used for the purpose of financing the Proposed Transactions, including any amounts necessary to pay fees and expenses associated with the Proposed Transactions. The revolving facility will also be available for the funding of general corporate purposes of the NDS Group following completion of the Proposed Transactions. An acquisition sub-limit of $50 million of the revolving facility and, once lenders are identified to take participations in it, the Uncommitted Acquisition Facility, will be available for the funding of certain permitted acquisitions, capital expenditure and related costs and expenses following completion of the Proposed Transactions.

•

Availability. The Debt Facilities (other than the Revolving Facility) will be available to NDS Finance for the purpose of financing the Proposed Transactions throughout the period from the date of signing of the facility agreements for the Senior Facilities and the Mezzanine Facility, which, together, we refer to in this proxy statement as the “facilities agreements,” to the earlier of:

•	the date falling 15 days after the date of first drawdown of the Debt Facilities (the “Funding Date”);

•	the date on which the Scheme lapses or is withdrawn; and

•	February 27, 2009.

The Revolving Facility will be available to NDS Finance for the purpose of financing the Proposed Transactions throughout the period from the date of signing of the facilities agreements to the date falling 15 days after the Funding Date. The availability of the Debt Facilities for the purpose of financing the Proposed Transactions during the period described above is subject to:

•

delivery of the documentary conditions precedent described in the facilities agreements in form and substance satisfactory to J.P. Morgan Europe Limited as facility agent, including constitutional documents, corporate authorizations; evidence that the equity contribution by the Bidcos will be made, evidence that NDS has received sufficient cash (in a blocked account) which, when aggregated with the amounts to be drawn down under the Senior Facilities and Mezzanine Facility, are sufficient to satisfy its cash payment obligations under the Scheme; the signed facilities agreements and related finance documents (including the security documents required to be given on or prior to the Funding Date); legal opinions; and certain other documents relevant to the Proposed Transactions, including the base case model, funds flow statement, structure papers, due diligence reports, Scheme documentation and documentation in respect of the News Corporation Loan Note. In respect of each of the Senior Facilities and the Mezzanine Facility, as the case may be, the consent of lenders (which, we refer to in this proxy statement as the “Lenders”) representing 85 percent, rather than the usual 66 2/3 percent, of the total commitments under each of the Senior Facilities and the Mezzanine Facility respectively will be required to waive certain of those conditions precedent;

•

the accession of NDS and certain of its U.K. subsidiaries (NDS Limited, Digi-Media Vision Limited and News Datacom Limited) to the Facilities Agreements as guarantors, and the granting of security by each of those guarantors;

•

certain key representations and warranties in respect of NDS Finance only, including as to status; binding obligations; non-conflict with other obligations; power and authority; validity and admissibility in evidence; holding company activities; and Scheme documents and other documents, in each case being true and accurate (together, the “Certain Funds Representations”);

•

the absence of certain events of default under the facilities agreements (or if any such event of default has occurred, such event of default having been remedied (in certain cases within three business days of receipt by NDS Finance of a notice from J.P. Morgan Europe Limited as facility agent in respect of the Senior Facilities and/or the Mezzanine Facility, as the case may be, stating that such event of default has occurred) or waived by Lenders with commitments representing at least 66 2/3 percent of the total commitments under each of the Senior Facilities and the Mezzanine Facility respectively):

•	insofar as any such event of default relates to NDS Finance (a) non-payment, (b) failure to comply with any of the following undertakings in relation to Nobel Finance: (i) restrictions on mergers, (ii) restrictions on acquisitions, (iii) restrictions on joint ventures, (iv) pari passu ranking, (v) restrictions on the granting of security, (vi) restrictions on the disposal of assets, (vii) restrictions on lending and credit, (viii) restrictions on the granting of guarantees or indemnities, (ix) restrictions on dividends or share redemptions, (x) restrictions on incurring financial indebtedness or (xi) Scheme restrictions, (c) misrepresentation in respect of any of the Certain Funds Representations referred to above, (d) insolvency, insolvency proceedings or creditors’ proceedings, (e) the unlawfulness or invalidity of any finance documents or (f) the repudiation or rescission of any of any finance documents;

•

insofar as any such event of default relates to (a) misrepresentation by NDS in respect of the binding obligations representation in respect of the security documents to which NDS is a party, (b) NDS insolvency, insolvency proceedings or creditors’ proceedings or (c) the repudiation or rescission by NDS of any of any finance documents;

•	no change of control having occurred in respect of NDS or NDS Finance (other than as a result of the Proposed Transactions); and

•	it not being unlawful for any of the Lenders to make advances to NDS Finance.

•

Guarantees. Subject to certain limitations, all obligations under or in respect of the Debt Facilities and under certain interest rate protection, currency exchange or other hedging or swap arrangement entered into with any Lender or any of its affiliates are to be unconditionally guaranteed jointly and severally by:

•	NDS Finance, from the date of signing of the facilities agreements;

•

NDS and certain of its U.K. subsidiaries from the date of their accession to the Facilities Agreements as guarantors, and the granting of security by each of those guarantors (which shall be prior to the Funding Date); and

•

from the date of their accession (which, in respect of NDS Sweden AB, NDS Technologies Israel Limited, NDS Americas Inc., NDS Holdings B.V. and NDS Technologies France SAS, shall be within 90 days after the Funding Date (except that NDS Technologies France SAS gives no guarantee under the Mezzanine Facility)) each borrower and each of the existing and subsequently acquired or organized material direct and indirect, wholly owned subsidiaries of NDS (subject to certain agreed legal, fiscal and cost exceptions and limitations and on the basis that, on an ongoing basis, the aggregate of the EBITDA and gross assets of the guarantors (taking each entity on an unconsolidated basis and excluding all intra-group items) is no less than 80 percent of the consolidated EBITDA and gross assets of the NDS Group).

•

Security. Subject to certain limitations, the obligations of the borrowers and the guarantors under the Debt Facilities and under certain interest rate protection, currency exchange, or other hedging or swap arrangements will be secured by first priority security on the present and after-acquired material assets of each borrower and any guarantor.

•

Representations. The facilities agreements contain customary representations and warranties (subject to certain qualifications, thresholds, materiality, exceptions, reasonableness and references to material adverse effect) as to, among other things, status; binding obligations; non-conflict with other obligations; power and authority; no filing or stamp taxes; validity and admissibility of evidence; governing law and enforcement; no breach of the finance documents or other material contracts; filing of tax returns; no misleading information; financial statements; the structure of the NDS Group; Scheme documents and other documents; no litigation; no breach of laws; compliance with environmental laws; ownership of assets; holding company activities; priority of ranking; and title to assets.

•

Undertakings. The facilities agreements contain customary affirmative and negative covenants (subject to appropriate qualifications, thresholds, materiality, exceptions, reasonableness and references to material adverse effect), including, among other things, provision of financial statements, budgets and other information; authorizations and compliance with laws (including environmental laws); payment of tax; restrictions on mergers; restrictions on change of business; restrictions on acquisitions; restrictions on joint ventures; restrictions on holding company activities; restrictions on the granting of security; restrictions on the disposal of assets; preservation of assets; operating on an arm’s length basis; restrictions on lending and credit; restrictions on the granting of guarantees or indemnities; restrictions on dividends or share redemptions; restrictions on the repayment of subordinated debt; restrictions on incurring financial indebtedness; restrictions on share issues; maintenance of insurance; funding of pension schemes; maintenance of intellectual property; restrictions on transactions involving financial assistance; restrictions on treasury transactions; cash management; change of auditors; maintenance of guarantor coverage; scheme-related undertakings and further assurance.

•	Financial Covenants. The facilities agreements include certain customary financial covenants, including cashflow cover; interest cover; debt cover; and annual capital expenditure.

•

Events of Default. The facilities agreements include certain customary events of default (subject to certain qualifications, thresholds, materiality, exceptions, reasonableness and references to material adverse effect), including non-payment; breach of financial covenants; breach of other obligations under the finance documents; misrepresentation; cross default; insolvency and insolvency or creditors’ proceedings; unlawfulness and invalidity in respect of the finance documents; non-compliance or material misrepresentation in respect of the intercreditor agreement; the cessation of a material part of the business of the NDS Group; an audit qualification in respect of the annual accounts of the NDS Group which has a material adverse effect; the repudiation or rescission of any of the finance documents; material litigation; expropriation of assets; material unsatisfied judgments; material adverse change; the Scheme not becoming effective; and certain ERISA-related breaches. In certain circumstances, during the period of 90 days from the Funding Date, certain events of default will not apply to the extent that such events of default (or any representation or undertaking relating to such events of default) relate only to a member of the NDS Group (other than NDS Finance) provided that certain conditions are met, including that the event of default has not had a material adverse affect, is capable of being remedied and reasonable steps are being taken to do so.

•

Scheme Restrictions. The facilities agreements constrain the ability of NDS Finance and, from the date of its accession to the facilities agreements as a guarantor, will constrain the ability of NDS, to waive or amend the conditions to the Scheme, by requiring, among other things, that NDS and NDS Finance will:

•

not, without the consent of J.P. Morgan Europe Limited as facility agent in respect of the Senior Facilities and separately in respect of the Mezzanine Facility (acting on the instructions of Lenders with commitments representing at least 66 2/3 percent of the total commitments under the Senior Facilities and the Mezzanine Facility respectively) agree to amend, waive, revise, withdraw or agree to decide not to enforce in whole or in part any material term or material condition (including, without limitation, the conditions relating to anti-trust clearances by the European Commission and pursuant to the Israeli Restrictive Business Practices Law 5748-1988) of the Scheme where its agreement is required for such amendment, waiver, revision, withdrawal or decision unless:

•	by failing to so amend, waive, revise, withdraw or agree not to enforce any such term or condition, NDS or NDS Finance would be entitled not to proceed with the Scheme;

•	the U.K. Panel on Takeovers and Mergers does not or would not (in each case were it to exercise jurisdiction over NDS Finance) consent to NDS or NDS Finance not proceeding with the Scheme; or

•	in the case of any material term, it does not materially and adversely affect the interests of the lenders of the relevant Debt Facilities.

•

not increase and ensure that there is no increase in the purchase price payable per share in NDS above that agreed between the mandated lead arrangers and NDS, except (1) with the consent of J.P. Morgan Europe Limited as facility agent in respect of the Senior Facilities and separately in respect of the Mezzanine Facility (acting on the instructions of Lenders with commitments representing at least 66 2/3 percent of the total commitments under the Senior Facilities and the Mezzanine Facility respectively) or (2) if the excess is funded by holding companies of NDS.

The facilities agreements were filed as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on August 20, 2008, and are incorporated by reference herein. You are encouraged to read the facilities agreements for a complete description of the commitments of each of the Lenders to provide debt financing for the Proposed Transactions.

News Corporation Loan Note

Following the issuance, and delivery to the Registrar of Companies in England and Wales of the Second Court Order, the Company will enter into the News Corporation Loan Note on the following terms:

•	The Company will issue Notes in an initial aggregate principal amount of $242 million to NDS Holdco.

•

The scheduled maturity date of the Notes will be 9.5 years after the initial issue date of the Notes. The Notes will also be repaid in the event than an exit or declared default occurs prior to the scheduled maturity date. However, in accordance with the Intercreditor Agreement, if the Debt Facilities remain outstanding, then there can be no acceleration or enforcement of the obligations under the Notes until 14 years after the initial issue date of the Notes.

•

The Notes will benefit from guarantees and security (the “VLN Guarantees and Security”) to be granted by those members of the Group which grant guarantees and security in respect of the Debt Facilities and which are domiciled in England and Wales.

•

Subject as follows, interest under the News Corporation Loan Note in respect of the Notes will accrue in arrears, and be payable semi-annually by way of issuance by the Company of payment in kind notes (the “PIK Notes”) under the News Corporation Loan Note (which shall be in the same form and have the same rights as the Notes). The PIK Notes shall themselves attract interest in accordance with the News Corporation Loan Note. At the election of the Company, and subject to the terms of the Intercreditor Agreement (as defined in the facilities agreements), accrued interest may be paid on each interest payment date in cash.

•

The News Corporation Loan Note will contain certain customary representations (subject to certain qualifications, thresholds, materiality, exceptions, reasonableness and/or references to material adverse effect), among other things, as to: status, power and authority, binding obligations, non-conflict with other obligations and no default. The representations are to be made on the date of the News Corporation Loan Note, on the date of any issuance of Notes (including PIK Notes) and the first day of each interest period thereunder.

•

The News Corporation Loan Note will contain certain customary undertakings (subject to certain qualifications, thresholds, materiality, exceptions, reasonableness and/or references to material adverse effect), which will remain in force and effect for so long as the Notes and PIK Notes are outstanding and any amount is outstanding under the News Corporation Loan Note and the VLN Guarantees and Security, and will include, among others, undertakings as to authorizations; compliance with laws;

merger; change of business; negative pledge; dividends and share redemption; other restricted payments; disposals; further assurance and payments and co-operation.

•

The News Corporation Loan Note will contain certain events of default including, among others: non-payment; other obligations; misrepresentation; cross acceleration; insolvency; insolvency proceedings; creditors’ process; unlawfulness and invalidity, cessation of business and repudiation and rescission of agreements.

•

The Notes will be subordinated to the Debt Facilities pursuant to the terms of the Intercreditor Agreement. Payment of all amounts under the News Corporation Loan Note, including payments of principal, interest or any other amount will, until the repayment in full of all liabilities under the Debt Facilities, be subordinated to the Debt Facilities pursuant to the terms of the Intercreditor Agreement.

•

Until the repayment in full of all liabilities under the Debt Facilities pursuant to the terms of the Intercreditor Agreement, the VLN Guarantees and Security will be subordinated, on a third ranking basis, to the Senior Facilities and Mezzanine Facility. Furthermore, the VLN Guarantees and Security will be capable of being automatically released in certain circumstances.

•

NDS Holdco (or its successor or permitted assignee of the Notes) will assign by way of security its rights under and pursuant to the News Corporation Loan Note, the Notes and the agreements constituting the VLN Guarantees and Security in favor of the security agent appointed under the Intercreditor Agreement relating to each of the Debt Facilities and such assignment will only be enforceable only in certain limited circumstances.

•

To the extent the Debt Facilities remain outstanding, the Notes may only be transferred to News Corporation or any subsidiary of News Corporation or any Noteholder (as defined in the News Corporation Loan Note), subject to the transferee’s accession to the Intercreditor Agreement.

There is no current plan or arrangement to refinance or otherwise repay, before its maturity, the News Corporation Loan Note.

A form of the News Corporation Loan Note was filed as an exhibit to the Company’s Transaction Statement on Schedule 13E-3, filed with the SEC on September 3, 2008, and is incorporated by reference herein. You are encouraged to read the News Corporation Loan Note for a complete description of the terms of the News Corporation Loan Note.

Conditions

The parties’ consummation of the Proposed Transactions is conditioned upon the Scheme becoming unconditional and becoming effective by not later than the Long Stop Date, or such later date as News Corporation, NDS Holdco, NDS and the Bidcos may agree and the English High Court may approve. The consummation of the Proposed Transactions is subject to the following fundamental conditions (the “Fundamental Conditions”):

•

the approval of the Scheme by a majority in number of the Scheme Shareholders entitled to vote and present and voting, either in person or by proxy, at the Court Meeting or at any adjournment of such meeting and the votes cast at such meeting in favor of the Scheme representing 75 percent or more in value of the total votes cast at such meeting;

•

the approval, by 75 percent or more of votes cast by the Scheme Shareholders and the holders of the B ordinary shares in issue as at the Voting Record Time, voting together as a single class, of all resolutions necessary to implement the Scheme at the Extraordinary General Meeting or at any adjournment of that meeting and not subsequently being revoked;

•

the sanction (without modification or with modification as agreed by the Bidcos, News Corporation and NDS) of the Scheme and the confirmation of the capital reduction involved therein by the English High Court;

•

the capital reduction in relation to the shares of NDS Finance to be implemented in accordance with Section 136 of the 1985 Act (the “NDS Finance Capital Reduction”), having become effective in accordance with its terms prior to the date of the First Court Hearing;

•	the delivery of an office copy of the First Court Order and the attached minute of the capital reduction involved therein to the Registrar of Companies in England and Wales;

•	the delivery of an office copy of the Second Court Order and the attached minute of the capital reduction involved therein to the Registrar of Companies in England and Wales;

•	satisfaction of the following regulatory conditions (the “Regulatory Conditions”):

•

European Commission having issued a decision under Article 6(1)(b) or 8(1) or 8(2) of Council Merger Regulation (EC) 139/2004 (or having been deemed to have done so under Article 10(6) of Council Regulation (EC) 139/2004) declaring the Proposed Transactions, or any matter arising from or relating to the Proposed Transactions, or the involvement of the Bidcos’ group of companies (the “Bidco Group”) in the Proposed Transactions, compatible with the EC Common Market. The Bidcos and News Corporation reserve the right to jointly invoke or waive this Condition in whole or in part; and

•

an unconditional approval of the Proposed Transactions, or an approval with conditions or obligations as are deemed satisfactory to the Bidcos and News Corporation pursuant to the implementation agreement, has been given by the relevant controller pursuant to the Israeli Restrictive Business Practices Law 5748-1988, and such approval is in full force and effect. The Bidcos and News Corporation reserve the right to jointly invoke or waive this Condition in whole or in part;

•

the Internal Revenue Service having issued a letter ruling to News Corporation substantially to the effect that the receipt of cash by News Corporation in the Proposed Transactions is not essentially equivalent to a dividend under Section 302(b)(1) of the Code. This Condition may be invoked or waived by News Corporation only;

•

in the reasonable good faith judgment of News Corporation, there is not a reasonable likelihood that NDS would be a “controlled foreign corporation” within the meaning of Section 957 of the Code, immediately following the Scheme becoming effective, and News Corporation having received, immediately prior to the Second Court Hearing, a certificate, dated as of such date of delivery (collectively the “CFC Certificates”) from each of the Bidcos pursuant to the Bidcos’ obligations in accordance with the implementation agreement confirming that none of Bidco 1, Bidco 2, any shareholder of either of the Bidcos, or any person who, to the best knowledge of Bidco 1 and Bidco 2, would be considered as indirectly or constructively owning under section 958 of the Code, any equity interests in NDS owned by a Bidco will be a “U.S. shareholder” of NDS as defined in Section 951(b) of the Code, immediately following the Scheme becoming effective (the “CFC Condition”). This Condition may be invoked or waived by News Corporation only; and

•

NDS having available to it by no later than the commencement of the Second Court Hearing, as a result of the receipt by NDS of the dividend in the amount of $1,236 million payable by NDS Finance to NDS out of distributable reserves created in NDS Finance as a result of the NDS Finance Capital Reduction (the “NDS Finance Dividend”) and of dividends paid to NDS by other members of the NDS Group:

•

sufficient distributable profits (as defined in section 181 of the 1985 Act) to enable it to lawfully declare and pay, in accordance with the requirements of the Scheme (1) the A Share Distribution (defined on page 101), and (2) the News Distribution, including the issue of the News Corporation Loan Note; and

•	not less than $724.9 million in freely distributable cash at all times from the granting by the English High Court of the First Court Order to the commencement of the Second Court Hearing.

The Bidcos and News Corporation, each in its absolute discretion, reserves the right to jointly invoke or waive (subject to the consent of NDS) this Condition in whole or in part.

Regarding the conditions discussed in the fourth and fifth bullet points above relating to the NDS Finance Capital Reduction, the order was granted by the High Court of Justice for England and Wales on October 15, 2008 and registered with the Registrar of Companies in England and Wales on October 16, 2008.

In addition, the Bidcos, News Corporation and NDS have agreed that the Scheme will also be conditional upon the following conditions (the “Additional Conditions”), and, accordingly, the necessary actions to make the Scheme effective including the delivery of an office copy of the Second Court Order and the delivery of the Second Court Order to the Registrar of Companies in England and Wales, will not be taken unless such conditions (as amended if appropriate) have been satisfied (and continue to be satisfied pending the commencement of the Second Court Hearing) or waived:

•

since June 30, 2008 and except as publicly announced by NDS prior to the date of this announcement or as otherwise disclosed prior to the date of this announcement to the Bidcos and News Corporation or their advisers by or on behalf of NDS there having been no adverse change or deterioration in the business, assets, financial or trading position or profits or operational performance of any member of the NDS Group to an extent which is material in the context of the Wider NDS Group taken as a whole. The Bidcos and News Corporation reserve the right to jointly invoke or waive this Condition in whole or in part;

•

no Third Party having intervened in any way or announced, instituted, implemented or threatened any action, proceeding, investigation, enquiry, or enacted, made or proposed any statute, regulation, decision or order which might reasonably be expected to (in any case to an extent which is material in the context of the Wider NDS Group taken as a whole) make the Scheme or its implementation void, unenforceable and/or illegal in any jurisdiction or otherwise directly or indirectly restrain, restrict, prohibit, prevent, delay or otherwise interfere therewith or with the implementation thereof, or impose additional conditions or obligations with respect thereto, or require amendment to the terms of the Scheme or the proposed acquisition of any shares or securities in NDS, or the acquisition of control of NDS by the Bidcos; and all applicable waiting and other time periods during which any such Third Party could institute, implement or threaten any action, proceeding, investigation, enquiry, suit or reference or any other step under the laws of any relevant jurisdiction in respect of the Proposed Transactions or the acquisition or proposed acquisition of any shares or other securities in, or control of, NDS or any other member of the Wider NDS Group by the Bidcos having expired, lapsed or terminated. The Bidcos and News Corporation reserve the right to jointly invoke or waive this Condition in whole or in part; and

•	the implementation agreement not having been terminated by the parties in accordance with the termination rights set out therein.

For the purposes of the Conditions and this proxy statement generally:

•	“publicly announced” means disclosed in (1) NDS’s annual report on Forms 10-K filed with the SEC on August 8, 2008, or (2) otherwise publicly announced on or before August 14, 2008 by NDS;

•

“Third Party” means any government, governmental or quasi-governmental, supranational, statutory, regulatory, environmental or investigative body, court, trade agency, association, institution, body corporate, or any other body, entity or person whatsoever in any jurisdiction; and

•

“the Wider NDS Group” means NDS and its subsidiary undertakings, associated undertakings and any other undertakings in which NDS and such undertakings (aggregating their interests) have a substantial interest, the “NDS Group” means NDS and its subsidiaries, subsidiary undertakings and holding companies and the subsidiaries and subsidiary undertakings of any such holding company. For these purposes, “subsidiary undertaking,” “associated undertaking” and “undertaking” have the meanings given by the 1985 Act (but for this purpose ignoring paragraph 20(1)(b) of Schedule 4A to the 1985 Companies Act) and “substantial interest” means a direct or indirect interest in 20 percent or more of the equity capital of an undertaking.

The Debt Facilities constrain the ability of NDS or NDS Finance to waive or amend the conditions to the Scheme. For more information, see “The Proposed Transactions—Financing—Debt Facilities” beginning on page 89.

The Proposed Transactions will lapse and the Scheme will not proceed unless all the above conditions are fulfilled or (if capable of waiver) waived or, where appropriate, determined by the Bidcos and/or News Corporation to have been satisfied or to remain satisfied prior to the commencement of the Second Court Hearing. Neither the Bidcos nor News Corporation shall be under any obligation to waive or treat as fulfilled any Additional Conditions (as relevant) by a date earlier than the Long Stop Date notwithstanding that the other conditions may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such conditions may not be capable of fulfillment.

Neither the Bidcos nor News Corporation (where relevant) shall invoke any of the Additional Conditions so as to cause the Scheme not to proceed or to lapse or be withdrawn where in analogous circumstances if the U.K. Panel on Takeovers and Mergers had jurisdiction in respect of, and the City Code applied to, the Proposed Transactions and the Scheme they would not be permitted to do so by the City Code as implemented by the U.K. Panel on Takeovers and Mergers , in particular, but without limitation, by reference to the U.K. Panel on Takeovers and Mergers’s application of Rule 13.4 of the City Code and statements and rulings of the U.K. Panel on Takeovers and Mergers in respect of that Rule. To the extent necessary to give effect to the immediately preceding sentence the Bidcos and News Corporation will waive or agree to waive the relevant Additional Condition.

The Scheme will not proceed if the European Commission initiates proceedings under Article 6(1)(c) of Council Regulation (EC) 139/2004 or the Proposed Transactions are referred to the Competition Commission before the date of the Court Meeting.

Estimated Fees and Expenses

The liability for out-of-pocket expenses incurred by the parties to the implementation agreement will depend on whether or not the Scheme is consummated. If the Scheme becomes fully effective, NDS will bear certain agreed legal, accounting and other costs and expenses incurred by News Corporation, the Bidcos and the Independent Committee in connection with the Proposed Transactions. If the Scheme fails to become fully effective, each of News Corporation, the Bidcos and NDS will bear its own legal, accountancy and other costs in connection with the Proposed Transactions (except that News Corporation and the Bidcos will equally bear the cost of counsel to the lenders for preparation of documents for the Debt Facilities). For more information, see “The Implementation Agreement—Fees and Costs” beginning on page 113 and “The Stockholders Agreement—Fees and Expenses” beginning on page 119. Fees and expenses incurred or to be incurred by the Company in connection with the Scheme are estimated at this time to be as follows:

Description	Amount
Printing, proxy solicitation and mailing costs	$
Filing fees	$
Financial, commercial, legal, accounting and tax advisory fees and expenses	$
Independent Committee fees	$
Transaction Fee (payable $15,455,550 to the Bidcos and $14,849,450 to News Corporation upon effectiveness of the Scheme)		$30,305,000
Miscellaneous	$
Total	$

These expenses will not reduce the consideration to be received by either of NDS Holdco or the unaffiliated NDS shareholders pursuant to the Scheme.

Regulatory Matters

EC No. 139/2004 requires notification to and prior approval by the European Commission of mergers or acquisitions involving parties with aggregate worldwide sales and individual European Union sales exceeding specified thresholds. NDS, News Corporation and the Bidcos have determined that the Proposed Transactions are subject to filing requirements under Council Regulation EC No. 139/2004. NDS, News Corporation and the Bidcos filed a notification of concentration pursuant to Council Merger Regulation EC No. 139/2004 on November 20, 2008. The European Commission has an initial (Phase I) period of 25 working days from the day following the date of notification, which will end on January 6, 2009, and which period may be extended under certain circumstances, in which to consider whether the Proposed Transactions would significantly impede effective competition in the common market or a substantial part of it, in particular as a result of the creating or strengthening of a dominant position. By the end of this Phase I period, the European Commission must issue a decision either clearing the Proposed Transactions or opening an in-depth Phase II investigation. A Phase II investigation can extend the investigation period up to an additional 125 working days.

The Proposed Transactions are also subject to an unconditional approval, or an approval with conditions or obligations as are deemed satisfactory to the Bidcos and News Corporation pursuant to the implementation agreement, being given by the relevant controller pursuant to the Israeli Restrictive Business Practices Law 5748-1988, and such approval being in full force and effect. NDS and the Bidcos received approval from the Israeli Controller of Restrictive Trade Practices on October 12, 2008.

Other than Council Merger Regulation EC No. 139/2004 and the Israeli Restrictive Business Practices Law 5748-1988, we are unaware of any other material federal, state or foreign regulatory requirements or approvals that may be required to consummate the Proposed Transactions.

Certain Material U.S. Federal Income Tax Consequences to U.S. Holders

The following is a discussion of certain material U.S. federal income tax consequences of the Scheme to U.S. Holders (as defined herein) of A ordinary shares. This discussion is based upon the Code, the Treasury Regulations promulgated thereunder, and judicial and administrative rulings and decisions in effect on the date hereof. These authorities may change at any time, possibly retroactively, and any such change could affect the continuing validity of this discussion. No ruling from the Internal Revenue Service (the “IRS”) has been requested with respect to the U.S. federal income tax consequences described herein and accordingly, there can be no assurance that the IRS will agree with the discussion herein. This discussion does not address any tax consequences arising under the laws of any state, locality or foreign jurisdiction, and accordingly, is not a comprehensive description of all of the tax consequences that may be relevant to any particular holder of A ordinary shares.

As used herein, the term “U.S. Holder” means a beneficial owner of A ordinary shares (including A ordinary shares represented by ADSs) that for U.S. federal income tax purposes is (1) an individual who is a citizen or resident of the United States, (2) a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state of the United States, including the District of Columbia, or (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source. A trust is a U.S. Holder if it is (1) subject to the primary supervision of a United States court and the control of one of more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person. The term “U.S. Holder” also includes certain former citizens and residents of the United States.

If a partnership (including for this purpose any entity, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of A ordinary shares, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership.

This discussion assumes that U.S. Holders hold their A ordinary shares as capital assets and does not address the tax consequences that may be relevant to a particular shareholder subject to special treatment under U.S. federal income tax law, including but not limited to:

•	financial institutions;

•	tax-exempt organizations;

•	insurance companies;

•	traders in securities that elect mark-to-market;

•	dealers in securities or foreign currencies;

•	persons who received their stock of the Company through the exercise of employee stock options or otherwise as compensation; and

•	persons who hold shares of stock of the Company as part of a hedge, straddle or conversion transaction.

Characterization of the Scheme

For U.S. Holders, the receipt of cash pursuant to the Scheme generally should be treated, for U.S. federal income tax purposes, as a taxable disposition by such U.S. Holders of their A ordinary shares. Accordingly, a U.S. Holder generally should recognize capital gain or loss equal to the difference between the amount of cash received in the Scheme and such U.S. Holder’s adjusted basis in its A ordinary shares. Such gain or loss will be long-term capital gain or loss if at the time of the Scheme the U.S. Holder had a holding period in its A ordinary shares of more than one year. Gain or loss must be determined separately for each block of stock (i.e., stock acquired at the same cost in a single transaction).

Information Reporting and Backup Withholding

Certain noncorporate U.S. Holders may be subject to information reporting and backup withholding, at applicable rates (currently 28 percent), on cash payments received pursuant to the Scheme. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and certifies that the U.S. Holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form or is otherwise exempt from backup withholding. If a U.S. Holder does not provide its correct taxpayer identification number or fails to provide the certification described above, the IRS may impose a penalty on the U.S. Holder, and amounts received by the U.S. Holder pursuant to the Scheme may be subject to backup withholding. Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, provided that the U.S. Holder furnishes the required information to the IRS.

ALTHOUGH THE FOREGOING ARE CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES GENERALLY APPLICABLE TO THE SCHEME, THE DISCUSSION DOES NOT ADDRESS EVERY U.S. FEDERAL INCOME TAX ISSUE WHICH MAY BE APPLICABLE TO A PARTICULAR U.S. HOLDER. EACH U.S. HOLDER IS ENCOURAGED TO CONSULT ITS OWN TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES TO SUCH U.S. HOLDER, IN LIGHT OF HIS PARTICULAR CIRCUMSTANCES, OF THE SCHEME.

Certain Material U.K. Tax Consequences

The comments below are of a general nature and are based on current UK tax law and published HM Revenue and Customs practice, as of the date hereof and which is subject to change, possibly with retrospective effect. The comments below only relate to the UK tax position of absolute beneficial owners of A ordinary shares (including A ordinary shares represented by ADSs) (1) who are either (a) individuals resident, ordinarily resident and domiciled in the UK for UK tax purposes, (b) individuals who, although not resident, ordinarily resident and domiciled in the UK for UK tax purposes, carry on a trade profession or vocation in the UK through a branch or agency in the UK for the purpose of which such ordinary shares are held, (c) corporate bodies resident in the UK for UK tax purposes or (d) corporate bodies who, although not so resident, carry on a trade, profession or vocation through a permanent establishment in the UK for the purposes of which such ordinary shares are held; (2) who are not treated as resident in any jurisdiction other than the UK for any tax purposes; (3) who do not have a branch, agency, permanent establishment or other fixed base in any jurisdiction other than the UK with which the holding of such ordinary shares is connected; and (4) whose investments in such ordinary shares (including any operations associated with such investments) are bona fide commercial transactions the purpose or one of the purposes of which is not the avoidance of a liability to taxation (“UK Holders”).

In addition, the comments below (1) only address the tax consequences for UK Holders who hold the ordinary shares as capital assets, and does not address the tax consequences which may be relevant to certain other categories of UK Holders, for example, brokers or dealers; (2) do not address the tax consequences for UK Holders which are banks, financial institutions, insurance companies, collective investment schemes, persons connected with the Company or with depositary arrangements or clearance services, intermediaries, persons who benefit from special exemptions from UK taxation or persons regarded as having obtained their ordinary shares by reason of employment; (3) assume that the UK Holder does not either alone or together with one or more associated or connected persons, directly or indirectly, control 10 percent or more of the ordinary share capital of the Company or any class thereof; and (4) assume that HM Revenue and Customs will not invoke any UK tax anti-avoidance rules that may affect the comments below.

The following is intended only as a general guide and is not intended to be, nor should it be considered to be, legal or tax advice to any particular UK Holder. These comments do not purport to cover all UK tax matters that may be important to any particular UK Holder. Potential investors should therefore satisfy themselves as to the overall tax consequences in their own particular circumstances, by consulting their own tax advisers.

Characterization of the Scheme

For UK tax purposes, the A Share Consideration comprises two elements, each of which is subject to a different UK tax treatment: a cash dividend of $15.30 per A ordinary share to be paid by the Company to the holders of A ordinary shares (the “A Share Distribution”) and an amount of $47.70 paid to holders of A ordinary shares by the Bidcos in consideration of the disposal of the A ordinary shares on their cancellation.

The cash dividend of $15.30 per ordinary share paid to holders of A ordinary shares is not subject to any UK withholding at source. An individual holder of A ordinary shares who is resident in the UK for UK tax purposes and who receives the cash dividend from the Company will be entitled to a tax credit equal to one-ninth of the dividend. The individual will be taxable on the total of the dividend and the related tax credit (the “gross dividend”), which will be regarded as the top slice of the individual’s income at his or her marginal rate. The tax credit will, however, be treated as discharging the individual’s liability to income tax in respect of the gross dividend, unless and except to the extent that the gross dividend falls above the threshold for the higher rate of income tax, in which case the individual will, to that extent, pay tax on the gross dividend calculated as 32.5 percent of the aggregate of the gross dividend less the related tax credit. So, for example, a dividend of £80 will carry a tax credit of £8.89 (one-ninth of £80) and the income tax payable on the dividend by an individual liable to income tax at the higher rate will be 32.5 percent of £88.89 (i.e., dividend of £80 plus tax credit of £8.89), namely £28.89, less the tax credit of £8.89, leaving a net charge of £20 (or 25 percent of the cash dividend).

Subject to certain exceptions, a holder of A ordinary shares which is a company resident for tax purposes in the UK and which receives a dividend paid by the Company will not be subject to corporation tax on the receipt of the dividend.

Whether a holder of A ordinary shares who is resident for tax purposes in a country other than the UK is entitled to a tax credit in respect of dividends received from the Company and to claim payment of any part of that tax credit will depend, in general, on the existence and terms of any double taxation convention or agreement which may exist between such holder’s country of residence and the UK.

Persons who are not resident in the UK should consult their own tax advisers concerning their tax liabilities on dividends received, whether they are entitled to claim any part of the tax credit and, if so, the procedure for doing so.

The cancellation of A ordinary shares and the payment of $47.70 per A ordinary share will constitute a disposal of A ordinary shares for the purposes of UK capital gains tax (where the holder of A ordinary shares is an individual) (“CGT”) or UK corporation tax (where the holder of A ordinary shares is within the charge to UK corporation tax). This may give rise to a chargeable gain or an allowable loss, depending on the circumstances of the holder of A ordinary shares, including such holder’s base cost in the A ordinary shares or the availability of any exemption or other relief. Tax on such chargeable gains is charged at a flat rate of 18 percent for UK Holders who are individuals.

For individual UK Holders, the principal factors that will determine the extent to which any such gain will be subject to CGT are: (a) the extent to which they realize any other chargeable gains in the tax year in which the disposal takes place; (b) the extent to which they have incurred and not previously utilized allowable losses in that or any earlier tax year; and (c) the quantum and availability of the annual allowance of tax-free gains in the tax year in which the disposal takes place (the “Annual Exempt Amount”).

The Annual Exempt Amount for individual UK Holders is £9,600 for the 2008-2009 tax year.

A UK Holder which is a company is entitled to an indexation allowance which applies to reduce the amount of a chargeable gain to the extent that (broadly speaking) it would otherwise have been increased due to inflation. Indexation allowance may reduce a chargeable gain but may not create any allowable loss.

Individual holders who dispose of ordinary shares while they are temporarily non-UK resident may, subject to certain conditions, be required to bring any gains or losses in respect of such disposal or receipt into account for CGT purposes in a subsequent tax year in which they again become resident or ordinarily resident in the UK.

No stamp duty or stamp duty reserve tax will be payable by holders of A ordinary shares as a result of the disposal of their A ordinary shares under the Scheme.

Any stamp duty reserve tax or stamp duty payable as a result of transferring Scheme Shares from, or to, the Depositary, as described in “The Meetings—Purpose of the Court Meeting” on page 63, will not be a cost borne by Scheme Shareholders nor are Scheme Shareholders required to take any action to pay it.

Anticipated Accounting Treatment

The amounts paid to current shareholders, option holders and holders of unvested equity awards by way of dividends and share purchases by the Company will be recorded in the Company’s consolidated financial statements as a reduction in shareholders’ equity equal to the net cash payments made. The cash proceeds from bank debt, net of fees, will be recorded as a liability in the Company’s consolidated balance sheet, as will the vendor loan note.

The Implementation Agreement

This section of the proxy statement summarizes certain material provisions of the implementation agreement. The complete text of the implementation agreement is attached as Appendix C to this proxy statement and is incorporated into this proxy statement by reference. We encourage you to read the implementation agreement carefully and in its entirety.

General; Implementation

Generally, the implementation agreement provides for (1) the cancellation of 2.3 billion ordinary shares, par value $1.00, in the capital of NDS Finance (the “NDS Finance Shares”) and the declaration and payment by NDS Finance to NDS of the NDS Finance Dividend, (2) the cancellation of all of the Deferred Shares for no consideration and the re-registration of NDS as a private company, (3) the cancellation of the A ordinary shares in consideration of the payment of the A Share Consideration to the Scheme Shareholders (4) the cancellation of approximately 67 percent of the B ordinary shares in consideration for the payment to NDS Holdco of the News Distribution, being a combination of cash and a note issued by NDS, of $63.00 per B ordinary share, and (5) the issuance of new B ordinary shares representing approximately 51 percent of the Company’s then outstanding B ordinary shares to the Bidcos.

As a result of the Proposed Transactions, the remaining B ordinary shares (including the new B ordinary shares) will be held by the Bidcos and NDS Holdco with the Bidcos holding, in the aggregate, B ordinary shares representing 51 percent of NDS’s issued share capital and NDS Holdco holding B ordinary shares representing 49 percent of NDS’s issued share capital (such percentages to be diluted by the issue of shares in the capital of NDS (including the issue of B ordinary shares, Hurdle Shares and Employee Shares (defined in “The Stockholders Agreement—Capital Structure” beginning on page 114) to the Management Investors).

Cash Consideration and News Distribution

Payments shall be payable to the Scheme Shareholder and shall be paid one business day after the Effective Date, provided that, if a paying agent is used the Bidcos and NDS shall procure that such paying agent makes payment of the A Share Consideration to the Scheme Shareholders as soon as reasonably practicable after the Effective Date, and in any event within five business days of the Effective Date. NDS shall pay the News Distribution (including by issuing the News Corporation Loan Note to NDS Holdco) in accordance with the Scheme no later than one business day following the Effective Date.

Applicability of City Code on Takeovers and Mergers

The U.K. Panel on Takeovers and Mergers has confirmed that the City Code will not apply to any transaction involving NDS, as a result of the place of central management and control of NDS for the purposes of the City Code. Notwithstanding this ruling, News Corporation, NDS, NDS Holdco and the Bidcos have agreed to implement the Scheme in accordance with an agreed exhaustive list of certain of the provisions of the City Code which the parties have agreed are to apply in the manner described in the implementation agreement.

Warranties of all Parties

Each of the parties has made customary warranties with respect to, among other matters:

•	corporate power and authority;

•	the enforceability of its obligations of that party under the implementation agreement; and

•

the absence of conflicts between its obligations under the implementation agreement and laws, organizational documents, contracts and other instruments to which that party is a party or by which it is bound.

Warranties of NDS

NDS has made customary warranties with respect to, among other matters, documents required to be filed by NDS with the SEC since January 1, 2005, the accuracy of information contained in all documents (other than any information provided to NDS by the Bidcos, News Corporation or NDS Holdco or their respective Affiliates (as defined in the implementation agreement)) required to be filed by NDS with the SEC in connection with the Proposed Transactions, transactions or proposed transactions requiring disclosure under the Exchange Act, absence of undisclosed liabilities, accuracy of financial statements and compliance with certain laws and financial reporting requirements.

Warranties of News Corporation

News Corporation has also made warranties to the Bidcos with respect to, among other things, NDS Holdco’s legal and beneficial ownership of all of the B ordinary shares, the capital structure of NDS, the absence of any misleading or untrue statements of material fact contained in the information supplied by News Corporation for inclusion in this proxy statement and the accompanying Schedule 13E-3 and disclosure of all material agreements in place between it or its subsidiaries and NDS or its subsidiaries.

Warranties of NDS Holdco

NDS Holdco has also made customary warranties with respect to the absence of any misleading or untrue statements of material fact contained in the information supplied by NDS Holdco for inclusion in this proxy statement and the accompanying Schedule 13E-3 and disclosure of all material agreements in place between it or its subsidiaries and NDS or its subsidiaries.

Warranties of the Bidcos

The Bidcos have also made customary warranties with respect to, among other matters, the absence of any misleading or untrue statements of material fact contained in the information supplied by the Bidcos for inclusion in this proxy statement and the accompanying Schedule 13E-3. Each of the Bidcos also warrants that as at the date of the implementation agreement, none of its officers are actually aware of any fact, matter or circumstance which could be reasonably expected to occur, which if it did occur, would prevent it from delivering its CFC Certificate in satisfaction of the CFC Condition.

Undertakings of NDS

Under the implementation agreement NDS has agreed, during the period between the date of the implementation agreement and the earliest to occur of (1) the Effective Date, and (2) the date of termination of the implementation agreement, (the “Exclusivity Period”), as follows:

•	NDS will conduct its business only in the ordinary and usual course consistent with past practice;

•	subject to certain exceptions, NDS will not, and will not permit any of its subsidiaries to, without the prior written consent of each of News Corporation, NDS Holdco and the Bidcos:

•	materially alter the nature or scope of its business;

•

vary, create, increase, reorganize, consolidate, subdivide, convert, reduce, redeem, repurchase, redesignate or otherwise alter (1) the authorized or issued share or loan capital of the NDS Group, or (2) any rights attaching to any such share or loan capital;

•	convene any general meeting of NDS or any other member of the NDS Group other than in connection with the Proposed Transaction;

•

enter into or incur any agreement, arrangement or obligation requiring the creation, allotment, issue, transfer, redemption or repayment of, or the grant to a person of the right (conditional or not) to require the creation, allotment, issue, transfer, redemption or repayment of, any shares in the capital of NDS or any other member of the NDS Group (except where required by the NDS share schemes or the insertion of NDS Finance into the NDS Group);

•

reduce, capitalize, repay or distribute any amount standing to the credit of the share capital, share premium account, capital redemption reserve or any other reserve of NDS or any other member of the NDS Group, or the reduction of any uncalled liability in respect of partly paid shares of NDS or any other member of the NDS Group (except where required by the NDS share schemes or the insertion of NDS Finance into the NDS Group);

•

alter, in any material respect, the organizational documents of NDS or any other member of the NDS Group (except where required by the NDS share schemes or the insertion of NDS Finance into the NDS Group or where required pursuant to the Debt Facilities);

•	alter the fiscal year, or materially alter the accounting policies or practices of NDS or any other member of the NDS Group;

•

enter into, amend, vary or supplement in any manner materially adverse to NDS or any member of the NDS Group terminate, any agreement or arrangement which is material in the context of either (1) the business of the NDS Group as a whole or (2) the implementation of any of the Proposed Transactions;

•	amend, vary or terminate the implementation agreement, the stockholders agreement, the management investment agreement or the Debt Facilities;

•

commence or settle any litigation or arbitration proceedings which are material in the context of either the business of the NDS Group as a whole or the implementation of any of the Proposed Transactions, other than claims by certain shareholders of NDS;

•	create any mortgage, lien, encumbrance, trust arrangement or any other security interest over any uncalled capital of, or any other asset of, NDS or any other material member of the NDS Group,

give any guarantee, indemnity or security, or enter into any agreement or arrangement having a similar effect assume any liability, whether actual or contingent, in respect of any obligation of any person;

•

discontinue, amend, dispose of or grant an exclusive license of any intellectual property rights or fail to maintain any registrations or fail to continue any pending applications for material intellectual property rights in any such case to an extent which is material in the context of the business of the NDS Group as a whole or the implementation of any of the Proposed Transactions;

•	enter into any agreement or facility to obtain any borrowing, advance, credit or finance or any other indebtedness or liability in the nature of borrowing in excess of U.S.$10 million;

•	take any action that would require the approval of the holders of A ordinary shares under Rule 21 of the City Code;

•

enter into any transaction, agreement, arrangement or understanding with any of News Corporation or its subsidiaries (collectively, the “News Corporation Group”), that would require disclosure under Item 404 of Regulation S-K;

•	take any step which is reasonably likely to have the effect of preventing or materially delaying the satisfaction of any of the Conditions;

•	enter into any agreement or binding commitment to do any of the actions described in the preceding bullet points;

•

make, by or on behalf of NDS or any other member of the NDS Group, an announcement in relation to any of the actions described in the preceding bullet points or in relation to a proposal to take any such action; and

•	NDS will, and will procure that the other members of the NDS Group will:

•

furnish the Bidcos, News Corporation and NDS Holdco and their respective directors, employees, agents, consultants and seconded individuals (“Representatives”) with such financial and operating data and other information as the Bidcos, News Corporation and NDS Holdco may from time to time reasonably request and as may be consistent with the information provided by NDS to News Corporation as of the date of the implementation agreement; and

•

give the Bidcos, News Corporation and NDS Holdco and their respective Representatives such reasonable access to the books, records and personnel of each member of the NDS Group as shall be necessary or desirable to enable the Bidcos, News Corporation and NDS Holdco to prepare for the implementation of the Proposed Transactions.

Under the implementation agreement NDS has further agreed that it will:

•	convene and hold the Extraordinary General Meeting;

•	seek leave of the English High Court to convene and hold the Court Meeting in accordance with the U.K. Companies Act and the directions of the English High Court;

•

submit the resolutions to be proposed at the Extraordinary General Meeting and the resolution of NDS to be proposed at the Court Meeting in connection with the Scheme (the “Scheme Resolution”) for consideration and approval of its shareholders at the Extraordinary General Meeting and the Court

Meeting, respectively, in each case regardless of the recommendation or any change in the recommendation of the Independent Committee with respect thereto;

•

not finalize, or seek to amend, the documents required in connection with the Scheme (the “Scheme Documentation”), after the dispatch by NDS to the NDS shareholders of the document, prepared in accordance with practice in the United Kingdom, containing an explanatory statement of the Scheme (the “Circular”);

•

use reasonable endeavors to ensure that the quorum requirements of the U.K. Companies Act and its articles of association are satisfied with respect to the Extraordinary General Meeting and the Court Meeting;

•	if necessary to implement the Scheme, reconvene the Extraordinary General Meeting, the Court Meeting or any other necessary meeting of its shareholders or of any class of its shareholding;

•	execute the written resolution as the sole member of NDS Finance in favor of the NDS Finance Capital Reduction;

•	make all necessary applications to the English High Court in connection with the implementation of the Scheme;

•	procure the publication of the requisite advertisements in relation to the Scheme and publish such other documents and information as the English High Court may direct;

•

keep the Bidcos and News Corporation regularly informed of the number of proxy votes received in respect of each of the Scheme, and the resolutions required to implement the Scheme, and the identity of relevant shareholders;

•

following each of the Court Meetings and the Extraordinary General Meeting, provided the Scheme, and the resolutions required to implement the Scheme, have been approved, seek the sanction of the English High Court to the Scheme (subject to the satisfaction or waiver of certain Conditions) by petitioning the English High Court to grant the First Court Order and the Second Court Order; provided that:

•

the obligation on NDS to petition the English High Court to grant the Second Court Order shall be subject to the Bidcos and News Corporation having first each confirmed in writing that each has waived (to the extent permitted) or treated as satisfied each of the Conditions other than the conditions relating to:

•	the sanction, by the English High Court, of the Scheme and the confirmation of the related capital reductions; and

•	the delivery, to the Registrar of Companies in England and Wales, of an office copy of the Second Court Order and the attached minute of the related capital reductions; and

•	provide to the Bidcos and News Corporation a copy of each of the resolutions passed at the Meetings and the First Court Order and the Second Court Order once obtained;

•	cause an office copy of each of the First Court Order and the Second Court Order, once obtained, to be filed with the Registrar of Companies in England and Wales;

•	following its re-registration as a private company:

•	distribute and pay the A Share Distribution and the cash portion of the News Distribution (and issue the News Corporation Loan Note to NDS Holdco pursuant to the News Distribution);

•	vote in favor of all necessary resolutions to allow NDS Finance and the relevant NDS Group operating companies to carry out their respective obligations under the Debt Facilities;

•	grant security and guarantees as required under the Debt Facilities;

•	cooperate and provide such assistance as NDS Finance may reasonably require to support a syndication a portion of the lending commitments under the Debt Facilities;

•	not knowingly take any action, or omit to take any action, which would, or is reasonably likely to cause, any of the Conditions not to be satisfied;

•	deliver on the Effective Date resignations from the directors constituting the Independent Committee conditional on the Scheme becoming effective;

•	establish an employee benefit trust with a wholly owned special purpose vehicle to acquire A ordinary shares from participants in the NDS share schemes;

•

request of the English High Court, or agree to, any variation of, or amendment to, the Scheme, after receiving the express prior written consent of the Bidcos and News Corporation (which consent shall not be unreasonably withheld, conditioned or delayed);

•

not allot or issue any shares in its capital after 6.00 p.m. (London time) on the business day immediately prior to the date of the Second Court Hearing (the “Scheme Record Time”) and the Effective Date;

•

procure that the directors of NDS accept responsibility for all of the information in the Circular other than information for which responsibility is accepted by (1) the directors of the Bidcos; (2) the directors of News Corporation; or (3) the members of the Independent Committee; and

•	procure that the members of the Independent Committee accept responsibility for their views set out in the Circular.

Undertakings of the Bidcos

The Bidcos have agreed to certain additional obligations and responsibilities under the implementation agreement including, but not limited to, the covenants described below:

•	Circular. The Bidcos shall procure that the directors of the Bidcos accept responsibility for all of the information in the Circular relating to the Bidcos;

•	Conditions. The Bidcos shall not take any step which, to their knowledge, is reasonably likely to prevent or materially delay the satisfaction of any of the Conditions;

•

Regulatory Conditions. The Bidcos shall use all reasonable endeavors to fulfill or procure the fulfillment of the Regulatory Conditions as soon as reasonably practicable and in any event on or before the First Court Hearing Date including by means of:

•	submitting, as soon as reasonably practicable and no later than 21 business days after the Announcement, all filings and notifications necessary for obtaining any approval from any government or governmental, quasi-governmental, supranational, statutory, regulatory, environmental or investigative body, court, trade or regulatory agency, association or institution or any competition, antitrust or supervisory body, in each case in any jurisdiction required in connection with the Proposed Transactions, and requesting that NDS, News Corporation and NDS Holdco receive copies of all correspondence;

•	providing sufficient information to each relevant authority to reach its conclusions on the Proposed Transactions;

•

giving NDS, News Corporation and NDS Holdco reasonable notice of all material meetings and telephone calls with each relevant authority and giving NDS, News Corporation and NDS Holdco and their respective Representatives and advisers reasonable opportunity to participate;

•	disclosing to NDS, News Corporation and NDS Holdco material correspondence with any relevant authority (subject to redaction of confidential business information);

•

accepting any conditions or fulfilling or undertaking to fulfill any obligations subject to which all consents, clearances, permissions, waivers, filings and waiting periods as may be necessary, from or under the laws, regulations or practices applied by the relevant authorities are granted, including if required by any relevant authority accepting, cooperating with and entering into undertakings to comply with the conditions and obligations to which News Corporation is subject under the commitments offered by News Corporation to the European Commission in relation to its acquisition of a controlling stake in Premiere AG, as accepted by the European Commission on June 25, 2008, and any amendments to those commitments required by any relevant authority insofar as such conditions and obligations relate to NDS, provided that:

•

to the extent that such conditions or obligations relate to the disposal (or procuring the disposal) of any assets of, or any subsidiary or subsidiary undertaking in, the NDS Group, News Corporation consents to and cooperates with such conditions or obligations and enters into any undertakings required by the relevant authority in order to allow the Bidcos to comply with such conditions or obligations; and

•

the parties recognize that the Bidcos cannot accept any conditions or fulfill or undertake to fulfill any obligations with respect to the behavior of any portfolio company of any of the funds advised by Permira Advisers LLP or to the disposal of any assets of, or any subsidiary undertaking in, or any interest in, any portfolio company of any funds advised by Permira Advisers LLP; and

•	fulfilling or procuring the fulfillment of any conditions or obligations attached by a relevant authority.

•

Regulatory Proceedings. In the event that the Bidcos become aware that the European Commission is proposing to initiate proceedings in connection with the Regulatory Conditions, it shall provide immediate written notice thereof to News Corporation and use its best endeavors to avoid or prevent the initiation of such proceedings.

•

No Termination. The Bidcos shall not seek to rely on any of the Conditions (other than the Fundamental Conditions) or exercise its rights to terminate the implementation agreement where in analogous circumstances it would not be permitted to do so by the City Code as implemented by the U.K. Panel on Takeovers and Mergers.

•

Conditions. Undertake that they will, prior to the Second Court Hearing, provide such confirmations if, at that time, they are not aware of any fact, matter or circumstance indicating that any of the relevant Conditions are not satisfied or capable of being satisfied.

•	SEC Filings. The Bidcos shall use its reasonable endeavors (in consultation with NDS, News Corporation and NDS Holdco) to resolve all SEC comments with respect to the SEC Filings.

•	Correct Misleading Information. The Bidcos shall correct any information provided by it for use or incorporated by reference in the SEC Filings which shall have become false or misleading.

•

Equity Commitment. If the subscribers breach their respective obligations under the equity commitment letter each of the Bidcos shall enforce its rights under such equity commitment letter to procure such subscriptions.

•	Other Agreements. On the Effective Date, take all steps as a shareholder of NDS to procure that NDS executes the stockholders agreement.

Undertakings of News Corporation

News Corporation has undertaken certain additional obligations and responsibilities under the implementation agreement including, but not limited to, the covenants described below:

•

SEC Filings. News Corporation shall procure that certain of the directors and/or officers of News Corporation accept responsibility for all of the information in the Circular relating to News Corporation and its Affiliates (as defined in the implementation agreement).

•

Cash Pooling Arrangements. Terminate with effect from the Effective Date the cash pooling arrangements which are in place between the News Corporation Group and the NDS Group and release any guarantees which have been given in respect of such arrangements.

•	Conditions. News Corporation shall:

•

undertake that it will, prior to the Second Court Hearing, provide such confirmations if, at that time, they are not aware of any fact, matter or circumstance indicating that any of the relevant Conditions are not satisfied or capable of being satisfied;

•	not take any step which, to its knowledge, is reasonably likely to prevent or materially delay the satisfaction of any of the Conditions; and

•	use its reasonable best endeavors to cause the CFC Condition to be fulfilled.

•

Costs. News Corporation shall pay on demand to the Bidcos certain agreed costs in the event they arise under U.K. pensions legislation and to NDS certain agreed costs in connection with liability in relation to the News International Pension and Life Assurance Plan for Senior Executives.

•

Master Intercompany Agreement. News Corporation shall use its best endeavors to replace the current Master Intercompany Agreement by and among News Corporation and NDS dated November 22, 1999 with a new Master Intercompany Agreement between News Corporation and NDS Finance.

•

Default by funds advised by Permira Advisers LLP. Enforce its rights under the confirmation letter against the funds advised by Permira Advisers LLP in the event that (1) the funds advised by Permira Advisers LLP default under their respective obligations under the equity commitment letter or (2) News Corporation receives a written request from NDS requesting it to take such action.

•

No acquisition or transfer. Not acquire any interest in NDS which it does not already hold as at the date of the implementation agreement or, prior to the Effective Date, transfer any such interest other than within the News Corporation Group.

•	Other Agreements. On the Effective Date, take all steps as a shareholder of NDS to procure that NDS executes the stockholders agreement.

Undertakings of NDS Holdco

NDS Holdco has undertaken certain additional obligations and responsibilities under the implementation agreement including, amongst other things, the covenants described below:

•

Voting at the Extraordinary General Meeting and Agreeing to Certain Undertakings. NDS Holdco shall vote in favor of the resolutions required to implement the Scheme at the Extraordinary General Meeting and shall give undertakings to be bound by the Scheme as the English High Court may require. An affirmative vote by NDS Holdco will assure that the additional resolutions are approved at the Extraordinary General Meeting.

•

Cash Pooling Arrangements. Terminate with effect from the Effective Date the cash pooling arrangements which are in place between the News Corporation Group and the NDS Group and release any guarantees which have been given in respect of such arrangements.

•

No acquisition or transfer. Not acquire any interest in NDS which it does not already hold as at the date of the implementation agreement or, prior to the Effective Date, transfer any such interest other than within the News Corporation Group.

•	Other Agreements. On the Effective Date, take all steps to procure that NDS executes the stockholders agreement.

•

Costs. NDS Holdco shall pay on demand to the Bidcos certain agreed costs in the event they arise under U.K. pensions legislation and to NDS certain agreed costs in connection with liability in relation to the News International Pension and Life Assurance Plan for Senior Executives.

Undertakings of NDS Finance

NDS Finance has undertaken certain additional obligations and responsibilities under the implementation agreement including, amongst other things, the covenants described below:

•

Debt Facilities. Enter into the documents relating to the Debt Facilities immediately after execution of the implementation agreement and following the re-registration of NDS as a private company (and in any event no earlier than October 1, 2008) use reasonable endeavors to satisfy the conditions precedent to the availability of the funds under the Debt Facilities.

•	NDS Finance Capital Reduction. Make all necessary applications to the English High Court in connection with the implementation of the NDS Finance Capital Reduction.

•	Documentation. Not finalize any documentation relating to the NDS Finance Capital Reduction without obtaining the prior written approval of the Bidcos, News Corporation and NDS Holdco.

•	NDS Finance Written Resolution. Submit the written resolution in favor of the NDS Finance Capital Reduction (the “NDS Finance Written Resolution”) to NDS for approval.

•	Advertisements. Procure the publication of advertisements in relation to the NDS Finance Capital Reduction and publish such documents and information as the English High Court may approve.

•

Capital Reduction. Provide the Bidcos, News Corporation and NDS Holdco with a copy of the NDS Finance Written Resolution once passed and the relevant court order once obtained (the “NDS Finance Capital Reduction Court Order”).

•

Master Intercompany Agreement. NDS Finance shall use its best endeavors to replace the current Master Intercompany Agreement by and among News Corporation and NDS dated November 22, 1999 with a new Master Intercompany Agreement between News Corporation and NDS Finance.

•	Registrar. Cause an office copy of each of the NDS Finance Capital Reduction Court Order to be filed with the Registrar of Companies in England and Wales.

•

Dividends. Procure that any companies within the NDS Group which have declared dividends in favor of NDS and not yet paid such dividends, do not cancel/withdraw them prior to such dividends being paid.

•

Draw Downs. Following the re-registration of NDS as a private company, and in any event no earlier than October 1, 2008, and subject to the First Court Order having become effective, make the necessary draw downs under the Debt Facilities and declare and pay to NDS the NDS Finance Dividend.

Undertakings of all parties

In addition to the covenants of NDS, the Bidcos, News Corporation, NDS Holdco and NDS Finance described above, the parties have also undertaken certain additional obligations and responsibilities under the implementation agreement including, but not limited to, the covenants described below:

•

Meetings. With the express written consent of the Bidcos and News Corporation, NDS is entitled to adjourn the Court Meeting and/or the Extraordinary General Meeting if it reasonably considers an adjournment would assist in obtaining the requisite approval in respect of the Scheme and/or the resolutions required to implement the Scheme (as applicable).

•

Clearances. Use all reasonable endeavors to cooperate with and assist each of the other parties with a view to the Regulatory Conditions being satisfied and all other regulatory consents, clearances, permissions and waivers as may be necessary, and all filings and waiting periods as may be necessary, from or under the laws, regulations or practices applied by any relevant authority in connection with the implementation of the Proposed Transactions having been obtained or having expired (as applicable).

•

Transaction Steps. Use all reasonable endeavors to ensure that the steps referred to in the implementation agreement and otherwise required to implement the Proposed Transactions in the manner contemplated by the implementation agreement are undertaken in accordance with a process agreed with each of the other parties.

•

Filings with Relevant Authority. Cooperate with and assist each of the other parties by providing such other party or parties and any relevant authority any necessary information and documents for the purpose of making any submissions, filings and notifications to such relevant authority in relation to the Proposed Transactions.

•

Information. Keep each of the other parties informed of developments which are, or could reasonably be expected to be, material or potentially material to the fulfillment of the conditions to the effectiveness of the Scheme.

•	Share Option Schemes. Take the steps and other actions provided for in the implementation agreement in relation to the share schemes of NDS.

•

Documentation. The parties shall provide reasonable assistance and information and consult with each other in the preparation and publication of the scheme document attached as Appendix A hereto and any other document or filing which is required, or considered by the parties to be reasonably necessary or appropriate for the purposes of implementing the Proposed Transactions.

Furthermore, NDS, the Bidcos, News Corporation and NDS Holdco each agree to enter into the Shareholders Agreement on the Effective Date.

Exclusivity

Each of News Corporation and NDS has agreed that neither it nor any of its affiliates, nor any of its or its affiliates, respective advisers or Representatives, will, during the Exclusivity Period, directly or indirectly through any other person:

•	solicit, initiate, authorize, recommend, facilitate or encourage, participate in, continue or enter into discussions or negotiations or any agreement or arrangement (“Competing Proposal”) regarding:

•	any proposal or offer by any third party for 30 percent or more of the A ordinary shares and/or 30 percent or more of the B ordinary shares;

•	any proposal or offer by any third party for disposal or purchase of 50 percent or more of the assets, businesses, revenues or undertaking of NDS or the NDS Group; or

•	any other similar transaction that is inconsistent with the implementation of the Proposed Transactions;

•	provide information to any person (other than the Bidcos, News Corporation and their respective advisers and Representatives) in relation to any Competing Proposal; or

•	cooperate, assist, participate in, facilitate or encourage any effort or attempt by any other person to do any of the foregoing.

Each of News Corporation and NDS Holdco has agreed that, during the Exclusivity Period:

•	it will vote against any Competing Proposal proposed at shareholder meetings of NDS Holdco or NDS respectively and will not accept or support any competing proposal; and

•

they will not, and shall procure that none of their affiliates shall, exercise any of the change of control rights which are exercisable under any agreements or arrangements between News Corporation and/or any of its affiliates, on the one hand, and NDS and/or the NDS Group as a result of the Proposed Transactions.

The implementation agreement provides that notwithstanding NDS’s exclusivity obligations described above, NDS may engage in discussions or negotiations with, and furnish information concerning the NDS Group and its businesses, properties or assets, to a third party which has indicated that it may make an unsolicited

Competing Proposal, or recommend a Competing Proposal, if, and only to the extent that, the members of the Independent Committee conclude, in good faith, after consultation with, and taking into account the advice of the Independent Committee’s legal and financial advisers at a meeting of the Independent Committee, that the failure to take such action would be in breach of their fiduciary duties or would violate their obligations under the implementation agreement, the City Code (as implemented by the implementation agreement), the U.K. Companies Act or the 1985 Act.

The implementation agreement further provides that, if requested by the Bidcos or News Corporation, subject to the members of the Independent Committee concluding, in good faith, and after consultation with, and taking into account the advice of the Independent Committee’s legal and financial advisers that to take such action would not be in breach of their fiduciary duties, NDS shall disclose to the Bidcos and News Corporation the price, form of consideration and identity of the offeror under any Competing Proposal, the fact that the Board (or any committee thereof, including the Independent Committee) is considering such Competing Proposal and any changes in the price, form of consideration and identity of the offeror.

Announcement

None of the parties will make any announcement about the implementation of the Proposed Transactions without the prior consent of the relevant other parties specified in the implementation agreement.

Termination

The implementation agreement may be terminated:

•	by the mutual written consent (in writing) of the Bidcos, News Corporation, NDS Holdco and NDS at any time prior to the granting of the Second Court Order;

•

by either of the Bidcos or by News Corporation acting in their absolute discretion if there is a failure or breach of certain of the Fundamental Conditions and by News Corporation acting in its absolute discretion if there is a failure or breach of certain of the other Fundamental Conditions; or

•	by the Bidcos, News Corporation, NDS Holdco or NDS upon written notice to the other parties if the Effective Date shall not have occurred on or before the Long Stop Date.

Fees and Costs

The implementation agreement provides that if the Scheme:

•	becomes fully effective, the associated costs shall be borne in the manner separately agreed between the Bidcos, News Corporation and NDS Holdco; and

•

fails to become fully effective, each party will bear its own legal, accountancy and other costs and expenses incurred in connection with the negotiation, preparation and implementation of the implementation agreement and any other agreement incidental to or referred to therein and the implementation of the Proposed Transactions, except that News Corporation and the Bidcos will equally bear the cost of counsel to the lenders for preparation of the documents for the Debt Facilities.

Waiver/Amendment

The implementation agreement may be amended with the prior written consent of all parties thereto and any party may waive compliance by the other party of any agreements or conditions contained therein provided such waiver is in writing and signed by the waiving party.

Directors’ and Officers’ Insurance

The implementation agreement provides that for an agreed period following the Effective Date, neither the Bidcos nor News Corporation shall vote in favor or approve any proposal to amend, modify or repeal the provisions for indemnification of directors or officer contained in the articles of association of NDS or any member (as of the date of the implementation agreement) of the NDS Group.

Governing Law

The implementation agreement is governed by, construed and takes effect in accordance with, English law.

The Stockholders Agreement

This section of the proxy statement summarizes the material provisions of certain stockholders agreement. The complete text of the stockholders agreement is attached as Exhibit (d)(9) to the Schedule 13E-3 filed with the SEC in connection with this proxy statement and incorporated into this proxy statement by reference. We encourage you to read the stockholders agreement carefully and in its entirety.

Capital Structure

On the Effective Date, the Company’s share capital will consist of 3 classes:

•

B Ordinary Shares – B ordinary shares will be held by NDS Holdco and the Bidcos in the proportions of 49 percent and 51 percent respectively (prior to any dilution resulting from the acquisition of B ordinary shares by the Management Investors) as described in the section entitled “Special Factors— Certain Effects of the Proposed Transactions—Effect on Ownership Structure of the Company” beginning on page 29. The investment by the Management Investors will reduce each of NDS Holdco’s and the Bidcos’ holdings of B ordinary shares pro rata. The B ordinary shares will carry voting rights, except that any B ordinary shares held by any member of management or any employee of the Company will not be entitled to any voting rights. Pursuant to the terms of the stockholders agreement and the New Articles of Association of the Company that will be adopted upon the effectiveness of the Scheme, the Bidcos’ combined voting power of the B ordinary shares shall be equal to the voting power of NDS Holdco, and consequently, NDS Holdco and the Bidcos will exercise 50 percent of the aggregate voting power of the B ordinary shares.

•

Hurdle Shares – The Management Investors will subscribe for Hurdle Shares on the same day that payments are to be made by the Bidcos to the holders of A ordinary shares in accordance with the Scheme. The Hurdle Shares shall be initially owned 100 percent by the Management Investors and the employee benefit trust that will be established by the Company prior to the effectiveness of the Scheme. The Hurdle Shares will be non-voting shares.

•	Employee Shares – The Employee Shares will be issued only on exercise of the Stock Options. The Employee Shares will be non-voting shares.

The Board of Directors

The stockholders agreement will provide that the business and affairs of NDS will be managed by a board of directors. The board of directors shall initially be composed of seven (7) directors: three (3) Class A Directors; three (3) Class B Directors, and one (1) Class C Director. The Class A Directors and the Class B Directors may be removed, at any time with or without cause, only by the party that designated such director. The Class C Director may be removed at any time, with or without cause, by the mutual consent of News Corporation and

Investor. If the Chief Executive Officer is removed in his capacity as a director, then he shall automatically be removed in his capacity as Chief Executive Officer of NDS.

Actions by the Board of Directors

Generally, the board of directors will act by majority resolution. However, the stockholders agreement will provide that, subject to certain exceptions, the following actions may be only be taken following approval of a resolution by a majority of the board of directors and by one Class A Director and one Class B Director:

•	amend the stockholders agreement, the Management Investment Agreement or any organizational documents of NDS;

•

issue, deliver, grant, sell or exchange or agree to issue, deliver, grant, sell or exchange, any shares, equity interests, warrants, rights, options or other securities of NDS or any of its subsidiaries (the “Securities”), except for issuances pursuant to the Management Investment Agreement or in accordance with the Stock Option Plan or to effect any reorganization or debt capitalization within the NDS Group (provided that such reorganization or recapitalization only includes the issuing of shares or interests to other members of the Group);

•

repurchase, redeem or otherwise acquire for any consideration any Securities or declare, set-aside or pay any dividends, distributions or other payments (whether in cash, stock or other non-stock property) of earnings or capital in respect of any Securities;

•	acquire or exchange with any third party any stock, assets, properties or business of any third party for a gross consideration in excess of $20 million in the aggregate in any given year;

•

sell, assign, transfer, lease, license or otherwise dispose of, in any single transaction or related series of transactions, any of its assets, properties or businesses whose market value is in excess of $20 million in the aggregate in any given year;

•

incur or guarantee any indebtedness in excess of $10 million (in the aggregate in any given year) over the amounts available under the agreements relating to the Debt Facilities or refinance any indebtedness incurred pursuant such agreements or mortgage, pledge or otherwise voluntarily encumber any of its assets, other than in connection with any incurrence of indebtedness operating in the ordinary and normal course of trading;

•	approve the NDS Group annual operating plan or annual budget or any material modification thereto;

•	cause any material change in the nature NDS’s business;

•

enter into or amend any material transaction with (1) any person who is or was an executive officer or director of NDS, (2) any person or group of persons that beneficially owns more than 5 percent of the B ordinary shares or any Affiliate of any such person (excluding limited partners or investors in the funds advised by Permira Advisers LLP, (3) any family member of any of the foregoing, or (4) any firm, corporation or other entity in which any of the foregoing is employed or which is owned or controlled in substantial part by any of the foregoing (each a “Related Party”);

•

commence, compromise, settle or dismiss a judicial action, suit or claim or legal, administrative or arbitration proceeding, investigation or review, including any settlement or compromise thereof or judgment or award therein, except for any such action, suit, claim, proceeding, investigation or review brought in the ordinary course where the amount of potential damages would not reasonably be expected to exceed $5 million in the aggregate in any given year or in respect of any material intellectual property of the NDS Group;

•	modify the terms of employment of the Chief Executive Officer of NDS;

•	adopt or modify any equity-based or cash incentive plan for management of the NDS Group or adopt (or modify the terms of) any share option plan;

•	enter into or modify any licensing arrangement with respect to the material intellectual property of NDS and its subsidiaries or dispose of any such material intellectual property;

•

authorize, commit or make any capital expenditures, capital additions or capital improvements in the aggregate in excess of $5 million more than the amount authorized in the annual operating plan of the NDS Group or the annual budget of the NDS Group;

•	modify any of NDS’s accounting principles and practices or replace NDS’s auditors or independent public accountants; and

•

pass any resolution for its winding up or present any petition for its administration or vary, create, increase, reorganize, consolidate, subdivide, convert, reduce, redeem, repurchase, redesignate or otherwise alter its authorized or issued share capital or vary, modify, abrogate or grant any rights attaching to any such share capital.

The stockholders agreement will provide that, if, from time to time, any proposed annual operating plan or budget of the NDS Group is not approved in accordance with the seventh bullet point in the immediately preceding paragraph, then the Company will continue to be managed in accordance with the last duly approved annual operating plan or budget, as adjusted only to reflect (1) the impact of consumer price index in each country where the NDS Group operates on the operating costs of the NDS Group, (2) increases in costs pursuant to contractual obligations and (3) an increase in research and development expense consistent with achieving an increase of an additional 1 percent in the EBITDA margin over the EBITDA margin of the previous year. The foregoing adjustments to the annual operating plan or budget will be applied to the maximum extent possible (unless otherwise agreed by the board of directors of the Company with the approval of one Class A Director and one Class B Director) without causing the relevant operating plan or annual budget to result in the budgeted EBITDA during the relevant financial year being such that if the actual EBITDA for that financial year were to be at or below 90 percent of the budgeted EBITDA, any of the financial covenants set out in the Debt Facilities and related documents then in effect would be or might reasonably be expected to be breached when tested during the next six quarterly testing periods in accordance with the terms of the Debt Facilities and related documents.

Call Option

The stockholders agreement will provide that the Company may at any time on or after the Effective Date require Dr. Peled to sell up to a maximum aggregate number of 103,765 Hurdle Shares and 4,952 B ordinary shares to existing and future managers and employees as determined by the Compensation Committee at a price to be agreed between Dr. Peled and the Compensation Committee or, in the absence of such an agreement, as determined by the board of directors or, if no agreement is reached, then an independent expert in accordance with the terms of the stockholders agreement.

Rights to Compel a Qualifying IPO

The stockholders agreement will provide that at any time after the third anniversary of the Effective Date, the Bidcos (and their permitted transferees under the stockholders agreement) may cause the Company to effect a Qualifying IPO, provided that if, in the opinion of the managing underwriter(s) or coordinator(s) appointed by the Company in respect of the Qualifying IPO, the number of B ordinary shares which the Company intends to offer for subscription is greater than the largest number of securities which can be offered for subscription or sold without materially affecting the price at which such securities can be offered or sold, the News Corporation Group and the Bidco Group shall be entitled to sell securities in such proportions as will be determined by including, in such Qualifying IPO:

•	first, all B ordinary shares the Company proposes to sell in such Qualifying IPO;

•

second, to the extent that the number or dollar amount of the B ordinary shares to be offered for sale by the Company is less than the number of B ordinary shares which the Company has been advised can be offered for subscription or sold in such offering without having the adverse effect referred to above, the number of B ordinary shares requested to be sold by the Bidcos and their permitted transferees under the stockholders agreement up to the number of B ordinary shares which the Company has been advised can be offered for subscription or sold in such offering without having the effect referred to above;

•

third, to the extent that the number of B ordinary shares offered to be sold by the Company and the Bidcos pursuant to the two preceding bullet points is less than the number of B ordinary shares which the Company has been advised can be offered for subscription or sold in such offering without having the effect referred to above, the equity securities requested to be offered for subscription for the account of the News Corporation Group up to the numbers of B ordinary shares which the Company has been advised can be offered for subscription or sold in such offering without having the effect referred to above; and

•

fourth, to the extent that the number of B ordinary shares offered to be sold by the Company, the Bidcos and their permitted transferees under the stockholders agreement and the members of the News Corporation Group pursuant to the three preceding bullet points is less than the number of B ordinary shares which the Company has been advised can be offered for subscription or sold in such offering without having the effect referred to above, the equity securities requested to be offered for subscription for the account of the Management Investors, provided that the Management Investors may only sell (1) with respect to B ordinary shares that the Management Investors are required to purchase as described on page 74 under the heading “Interests of Certain Persons in the Proposed Transactions—Interests of NDS Executive Officers—Management Equity Holdings Following the Proposed Transactions,” a number of B ordinary shares equal to the proportion that the aggregate number of B ordinary shares which the Bidcos and their permitted transferees under the stockholders agreement with to sell in such Qualifying IPO bears to the number of all B ordinary shares held by the Bidcos and such permitted transferees at such time and (2) with respect to the additional B ordinary shares, a number of B ordinary shares equal to 10 percent in number of the B ordinary shares which the Bidcos and their permitted transferees under the stockholders agreement wish to sell in the Qualifying IPO; provided that no Management Investor may sell in any Qualifying IPO more than 25 percent of the number of his or her entire aggregate holding of B ordinary shares immediately prior to such Qualifying IPO.

Post-IPO Sales of NDS Shares

The stockholders agreement will provide that at any time following a Qualifying IPO, when both the News Corporation Group and the Bidco Group hold at least 10 percent of the issued equity share capital of the Company, if any member of the News Corporation Group or the Bidco Group wishes to dispose of any interest in NDS shares (the “Disposing Party”), such Disposing Party must provide notice of its intention to dispose to the members of the non-disposing group and may be required by the non-disposing group to ensure that:

•	the number of NDS shares which the Bidco Group member had notified a desire to sell in the Qualifying IPO but was unable to sell due to the limitation on the number of NDS shares sold or subscribed at the time of the Qualifying IPO, shall be sold in priority to the sale of NDS shares by members of the News Corporation Group after the Qualifying IPO; and

•

the News Corporation Group or Bidco Group shall be entitled to participate in any disposals of NDS shares by a Disposing Party by selling up to 50 percent of the NDS shares to be included in the disposal.

Compulsory Transfer

For a period of one year following the date upon which a Management Investor ceases to be employed, or engaged as a consultant, by the NDS Group, the Compensation Committee may require such Management Investor to transfer a pre-agreed number of B ordinary shares and Hurdle Shares (the “Compulsory Transfer Shares”) to any of the following persons:

•	any person replacing the Management Investor;

•	another director, officer or employee of the NDS Group;

•	the employee benefit trust to be established by the Company prior to the effectiveness of the Scheme; or

•	a custodian or nominee pending the nomination of a transferee listed above.

The Management Investors and the Compensation Committee shall attempt to agree the price for the Compulsory Transfer Shares, but failing an agreement being reached, the price shall be:

•

their Fair Market Value (as defined in the stockholders agreement), if the Management Investor ceases to be employed or engaged by a member of the NDS Group, among other things, by reason of death, redundancy, retirement, permanent ill health or disability, his employing company or business ceasing to be a part of the NDS Group or being otherwise designated as a “Good Leaver” by the Compensation Committee (in each case a “Good Leaver”); and

•

the lesser of (1) the price paid by the Management Investor in respect of any such Compulsory Transfer Share less the amount of any dividends paid to such Management Investor in respect of any such Compulsory Transfer Share and (2) their Fair Market Value, if the Management Investor is not a Good Leaver.

Termination

The stockholders agreement may be terminated, subject to certain limitations, on the occurrence of any of the following events:

•	a Qualifying IPO;

•	sale of all of the assets or equity interests of NDS to a third party;

•	with respect to any shareholder in the Company, at the time such person ceases to hold any shares in the Company; and

•	the mutual written consent of News Corporation and the Bidcos.

Agreements of the Management Investors

In the stockholders agreement, the Management Investors will undertake, among other things and subject to certain limitations, not to (1) engage in any business which competes with the business of the NDS Group, (2) solicit an employee or former employee of the NDS Group, or (3) use or disclose confidential information of the NDS Group to any person.

Fees and Expenses

The stockholders agreement will provide that the Company shall pay:

•	on the Effective Date, fees of $15,455,550 to the Bidcos and $14,849,450 to News Corporation in connection with the consummation of Proposed Transactions;

•

an annual monitoring fee of $1,000,000 to each of Permira IV Managers L.P. (which is an affiliate of the Bidcos) and News Corporation (or, in each case, their respective designee), payable half-yearly in arrears and paid pro rata in respect of the period from the Effective Date to the date of the first scheduled payment; and

•

if at the time of a Qualifying IPO or a Change of Control Event, the board of directors so determines, an exit fee in an amount to be determined by the board of directors, to be paid equally to each of the Bidcos and News Corporation.; provided that the amounts payable shall not exceed in the aggregate two percent of the Deemed Exit Proceeds (before deduction of the costs of such Qualifying IPO or Change of Control Event).

Transactions In Ordinary Shares

NDS Holdco, the funds advised by Permira Advisers LLP, the Bidcos and the Management Investors

None of NDS Holdco, the funds advised by Permira Advisers LLP, the Bidcos or the Management Investors has engaged in any transactions in ordinary shares in the 60 day period prior to the date of this proxy statement.

NDS

During the two year period prior to the date of this proxy statement, NDS has made no purchases of its common stock.

NDS Directors and Executive Officers

No NDS director or officer has engaged in any transaction in ordinary shares in the 60 day period prior to the date of this proxy statement.

Selected Historical Financial and Operating Data

The following selected historical consolidated financial data of NDS for each of the years in the five-year period ended June 30, 2008 have been derived from NDS’s historical audited consolidated financial statements incorporated by reference into this proxy statement. Those financial statements have been audited by Ernst & Young, LLP, an independent registered public accounting firm. The following selected historical consolidated financial data of NDS as of and for the three months ended September 30, 2008 and 2007 have been derived from NDS’s unaudited interim consolidated financial statements. In the opinion of NDS’s management, the unaudited interim consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations as of these dates and for these periods. Results for the interim periods are not necessarily indicative of the results to be expected for the full fiscal year. This information is only a summary, and should be read together with NDS’s audited consolidated financial statements and related notes which are incorporated by reference into this proxy statement.

Statement of operations data(1)

	For the three months ended September 30,		For the fiscal years ended June 30,
(in thousands, except per share amounts)	2008	2007	2008(2)	2007(2)	2006(2)	2005	2004(3,4,5)
Revenue	182,164	204,876	$850,148	$709,492	$600,123	$556,330	$356,663
Cost of goods and services sold	(75,461)	(68,456)	(318540)	(268,484)	(242,622)	(218,938)	(84,387)
Gross margin	106,703	136,420	531,608	441,008	357,501	337,392	272,276
Operating expenses	(80,794)	(78,134)	(336,224)	(280,652)	(226,772)	(245,201)	(223,851)
Operating income	25,909	58,286	195,384	160,356	130,729	92,191	48,425
Other income	5,200	7,372	27,103	25,296	15,446	9,160	6,848
Other expenses	(14,107)	—	(2,498)	—	—	—	—
Income tax expense	(3,618)	(19,364)	(59,894)	(49,925)	(45,225)	(27,353)	(19,061)
Minority interests in subsidiaries, net of tax	—	—	—	—	—	—	843
Net income	13,384	46,294	$160,095	$135,727	$100,950	$73,998	$37,055
Basic net income per share	0.23	0.80	$2.76	$2.37	$1.80	$1.35	$0.69
Diluted net income per share	0.23	0.79	$2.72	$2.33	$1.74	$1.29	$0.67

Balance sheet data(1)

	As of September 30,		As of June 30,
(in thousands, except per share amounts)	2008	2007	2008(2)	2007(2)	2006(2)	2005	2004(3)
Cash, cash equivalents and short-term investments	711,162	622,167	$734,992	$592,750	$505,037	$339,791	$228,620
Other current assets	291,165	266,254	281,845	252,703	196,198	159,877	164,791
Non-current assets	355,188	318,183	359,312	299,400	195,886	172,230	183,748
Total assets	1,357,515	1,205,604	$1,376,149	$1,144,853	$897,121	$671,898	$577,159
Current loans	$—	$—	$—	$—	$—	$—	$—
Other current liabilities	257,640	220,048	294,230	202,526	161,151	129,245	176,138
Non-current loans	—	—	—	—	—	—	—
Other non-current liabilities	153,914	192,602	151,514	204,054	168,276	115,900	67,677
Minority interests	—	—	—	—	—	—	—
Shareholders’ equity	945,961	792,936	930,405	738,273	567,694	426,753	333,344
Total liabilities and shareholders’ equity	1,357,515	1,205,604	$1,376,149	$1,144,853	$897,121	$671,898	$577,159
Book value per share	16.19	13.71	$15.97	$12.79	$9.98	$7.71	$6.15

(1)	All income, expenses, assets and liabilities are derived from continuing operations.

(2)	See Note 4 to NDS’s consolidated financial statements for information with respect to acquisitions during the fiscal years ended June 30, 2008, 2007 and 2006.

(3)	The results of the MediaHighway business have been consolidated from the date of acquisition on December 16, 2003.

(4)

Effective November 12, 2004, News Corporation changed its corporate domicile from Australia to the United States and as a result, NDS ceased to qualify as a foreign private issuer under U.S. securities laws. Accordingly, these selected historical financial and operating data are stated in U.S. dollars, and have been prepared in accordance with GAAP. Prior to November 12, 2004, NDS published its financial information in accordance with U.K. generally accepted accounting practice (“UK GAAP”) in pounds sterling. Financial information for periods ending on, and as of, dates prior to the beginning of the fiscal year ended June 30, 2005, has been derived from previously audited UK GAAP financial information by adjusting for differences between UK GAAP and GAAP and then translating that information into U.S. dollars. The foreign exchange rates used for translation were as follows:

•	Statement of operations data for fiscal year ended June 30, 2004: £1=$1.7449

•	Balance sheet data as of June 30, 2004: £1 = $1.8277

(5)	Operating expenses for the fiscal year ended June 30, 2004 include a goodwill impairment charge of $11.4 million.

Ratio of Earnings to Fixed Charges

	For the three months ended September 30,		For the fiscal years ended June 30,
(in thousands, except ratio)	2008	2007	2008	2007	2006	2005	2004
Consolidated pre-tax income from continuing operations	17,002	65,658	$219,989	$185,652	$146,175	$101,351	$55,273
Interest portion of rental expense	2,012	1,776	7,552	6,167	5,373	5,089	4,375
Minority interest	—	—	—	—	—	—	843
Earnings	19,014	67,434	$227,541	$191,819	$151,548	$106,440	$60,491
Fixed charges, being interest portion of rental expense	2,012	1,776	$7,552	$6,167	$5,373	$5,089	$4,375
Ratio of earnings to fixed charges	9.5	38.0	30.1	31.1	28.2	20.9	13.8

Common Stock, Market Price and Dividend Information

ADSs, each representing one Series A ordinary share are traded on the NASDAQ Stock Market. The ADSs are evidenced by American Depositary Receipts (“ADRs”) issued by The Bank of New York Mellon as Depositary, under a Deposit Agreement, dated November 26, 1999, by and among us, The Bank of New York and the owners and beneficial owners of the ADRs.

On October 31, 2006, we voluntarily de-listed our ADSs from the First Market—Continuous of the Euronext Brussels exchange in Belgium (“Euronext”). The volume of ADSs traded on Euronext had been negligible.

The high and low closing prices for our ADSs for each quarterly period within the two most recent fiscal years are as follows:

	High	Low
Year Ended June 30, 2009
Second Quarter until December 4, 2008	$55.27	$40.50
First Quarter	$60.80	$44.77
Year Ended June 30, 2008
First Quarter	$50.00	$41.71
Second Quarter	$62.04	$51.78
Third Quarter	$57.44	$44.01
Fourth Quarter	$59.20	$46.51
Year Ended June 30, 2007
First Quarter	$48.15	$41.64
Second Quarter	$49.77	$42.33
Third Quarter	$51.29	$44.86
Fourth Quarter	$53.70	$46.95

The above table shows only historical comparisons. Because the market prices of ADSs likely will fluctuate prior to the consummation of the Scheme, these comparisons may not provide meaningful information to NDS shareholders in determining whether to approve and adopt the Scheme. NDS shareholders are encouraged to obtain current market quotations for ADSs, before making a decision with respect to the Scheme and to review carefully the other information contained in this proxy statement or incorporated by reference into this proxy statement in considering their respective proposals. See the section entitled “Where Shareholders Can Find More Information” beginning on page 132.

It has been NDS’s policy to retain profits for the future development of the business and, accordingly, no dividends have been paid since our initial public offering in November 1999. Other than in connection with the Scheme, there are no plans to pay any dividends to shareholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets out the beneficial ownership of both Series A ordinary shares and Series B ordinary shares as of October 29, 2008 for the following: (1) each person who is known by the Company to own beneficially more than 5 percent of the outstanding ordinary shares; (2) each member of the Board; (3) each executive officer; (4) all directors and executive officers of the Company as a group; and (5) each of the Bidcos and each person controlling such Bidco, together with each associate and majority-owned subsidiary thereof. None of the shares reported in this table for directors and executive officers has been pledged as security for any obligation.

Beneficial owner	Number of Shares Beneficially Owned(1)		Percent of Class(1)		Option Shares(2)
	Series A	Series B	Series A	Series B
Nuclobel Lux 1 S.àr.l. and Nuclobel Lux 2 S.àr.l. and each of their controlling persons, together with each associate and majority-owned subsidiary thereof	—	—	—	—	—
News Corporation(3)	—	42,001,000	—	100%	—
Janus Capital Management LLC(4)	1,775,180	—	10.8%	—	—
AKO Capital LLP(5)	1,560,671	—	9.5%	—	—
Egerton Capital Limited Partnership(6)	1,456,708	—	8.9%	—	—
Renaissance Technologies Corp.(7)	1,280,949	—	7.8%	—	—
Morgan Stanley(8)	1,024,115	—	6.2%	—	—
David F. DeVoe	—	—	—	—	—
Roger W. Einiger	10,875	—	*	—	6,250
Nathan Gantcher	1,875	—	*	—	6,250
Alexander Gersh	6,383	—	*	—	80,425
Lawrence A. Jacobs	—	—	—	—	—
Raffi Kesten	8,767	—	*	—	17,000
Abraham Peled	12,496	—	1.2%	—	183,500
Peter J. Powers	1,875	—	*	—	6,000
Arthur M. Siskind	—	—	—	—	—
All current directors and executive officers as a group (9 members)	42,271	—	2.0%	—	299,425

*	Represents beneficial ownership of less than one percent of the issued and outstanding Series A ordinary shares on October 29, 2008.

(1)	Applicable percentage of ownership is based on 16,428,228 Series A ordinary shares and 42,001,000 Series B Ordinary Shares outstanding as of October 29, 2008. Beneficial ownership is determined in accordance with SEC rules. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to stock options held by that person that are currently exercisable or that become exercisable within 60 days following October 29, 2008 are deemed outstanding for that particular person. However, such ordinary shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the shareholder(s) named in this table has sole voting and dispositive power with respect to the ordinary shares shown as beneficially owned by such shareholder. The address for all Directors and executive officers of the Company is c/o NDS Group plc, One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ, England.

(2)	The number of option shares reported reflects the number of Series A ordinary shares subject to stock options currently exercisable or that become exercisable within 60 days following October 29, 2008.

(3)	According to a Schedule 13G/A filed with the SEC on August 22, 2008, 42,001,000 Series B ordinary shares are owned of record by NDS Holdco. Accordingly, News Corporation may be deemed to be the indirect beneficial owner of such Series B Ordinary Shares. The principal executive office of NDS Holdco is c/o News Corporation, 1211 Avenue of Americas, New York, NY 10036.

(4)	According to a Schedule 13G/A filed with the SEC on February 14, 2008, 1,775,180 Series A ordinary shares are owned by Janus Capital Management LLC, 965,304 shares of which are beneficially owned by Janus Overseas Fund. The principal executive office of each of the reporting persons is 151 Detroit Street, Denver, Colorado 80206.

(5)	According to a Schedule 13D filed with the SEC on July 9, 2008, 1,560,571 Series A ordinary shares are owned by AKO Capital LLP, AKO Master Fund Limited and Nicolai Tangen, each of whom may be deemed to be the beneficial owner of 1,560,571 Series A ordinary shares. The principal executive office of AKO Capital LLP and Nicolai Tangen is 61 Conduit Street, London, W1S 2GB, United Kingdom. The principal executive office of AKO Master Fund Limited is P.O. Box 309, George Town, Cayman Islands.

(6)	According to a Schedule 13D filed with the SEC on July 16, 2008, 1,456,708 Series A ordinary shares are owned by Egerton Capital Limited Partnership, Egerton Capital Limited and John Armitage, each of whom may be deemed to be the beneficial owner of the 1,456,708 Series A ordinary shares. The principal executive office of the reporting persons is 2 George Yard, Lombard Street, London, EC3V 9DH, United Kingdom.

(7)	According to a Schedule 13G/A filed with the SEC on February 13, 2008, 1,280,949 Series A ordinary shares are owned by Renaissance Technologies Corp. and James H. Simons, each of whom may be deemed to be the beneficial owner of the 1,280,949 Series A ordinary shares. The principal executive office of the reporting persons is 800 Third Avenue, New York, New York 10022.

(8)	According to a Schedule 13G filed with the SEC on February 14, 2008, 1,024,115 Series A ordinary shares are owned by Morgan Stanley, 1,021,315 of which are beneficially owned by Morgan Stanley & Co. Incorporated The principal executive office of the reporting persons is 1585 Broadway, New York, New York 10036.

Future Shareholder Proposals

If the Scheme is completed, there will be no public participation in any future meetings of shareholders of NDS. If the Scheme is not completed, however, NDS shareholders will continue to be entitled to attend and participate in NDS shareholders’ meetings. If the Scheme is not completed, NDS will inform its shareholders, by press release or other means determined reasonable by NDS, of the date by which shareholder proposals must be received by NDS for inclusion in the proxy materials relating to the annual meeting, which proposals must comply with the rules and regulations of the Commission then in effect.

Information Concerning NDS, News Corporation, NDS Holdco and the Bidcos

Information Regarding NDS Group plc

NDS is currently a majority owned subsidiary of NDS Holdco, a wholly-owned subsidiary of News Corporation. NDS to its knowledge has not, during the past five years, been convicted in a criminal proceeding, nor has it been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting the activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Set forth below for each director and executive officer of NDS is his respective present principal occupation or employment, the name and principal business of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and executive officer. During the last five years, none of NDS or any of the persons listed below has been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise noted, each person identified below is a United States citizen. The business address of each of the directors and officers listed below is c/o NDS Group plc, One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ, England, United Kingdom; +44 20 8476-8000.

In addition to NDS, the executive officers and directors of NDS may also be deemed to be participants in the solicitation of proxies from the NDS shareholders in connection with the Meetings. Set forth below are the names of each executive officer and director of NDS.

David F. DeVoe has been a Director of the Company since 1996. Mr. DeVoe has been a Director of News Corporation and its Chief Financial Officer since 1990, and has served as a Senior Executive Vice President of News Corporation since 1996. Mr. DeVoe has been a Director of NDS Holdco and its Chief Financial Officer since 2002. Mr. DeVoe has been a Director of British Sky Broadcasting Group plc since 1994.

Alexander Gersh joined the Company in 2005 as Chief Financial Officer. Mr. Gersh was Chief Financial Officer at FLAG telecom, a global network service provider, from 2003 to 2005 and was Executive Vice President and Chief Financial Officer at NextiraOne North America from 2002 to 2003. Mr. Gersh has also held senior international finance roles at British Telecommunications and Motorola in the United Kingdom and Russia. Mr. Gersh has been the Chairman of the Audit Commission of Vimpel Com Inc. since 2003.

Roger W. Einiger has been a Director of the Company since 2004 and is a member of the Audit Committee. Mr. Einiger has been a private investor since 2001. Mr. Einiger has been a Director of Avatar Holdings Inc. since 2006 and a Director of BPW Acquisition Corp. since 2008.

Nathan Gantcher has been a Director of the Company since 2004 and is a member of the Audit Committee. Mr. Gantcher has been a managing member of EXOP Capital LLC, a private investment firm, since 2005. He has been a Director of Mack-Cali Realty Corporation since 1999 a Trustee of Centerline Capital Group since 2007, Director of Liberty Acquisition Holdings Corp. since 2007 and a Director of Liquidect Holdings since 2007, Mr. Gantcher was the Chief Executive Officer and Co-Chairman of Alpha Investment Management LLC from 2002 to 2004.

Lawrence A. Jacobs has been a Director of the Company since 2005. Mr. Jacobs has been Senior Executive Vice President and Group General Counsel of News Corporation since 2005. Mr. Jacobs served as News Corporation Deputy General Counsel from 1996 to 2004, as Executive Vice President from 2001 to 2004 and as Senior Vice President from 1996 to 2001. Mr. Jacobs has been a Director of NDS Holdco and its Senior Executive Vice President since 2005. Mr. Jacobs has been a member of the Bar of the State of New York since 1982.

Raffi Kesten has been the Chief Operating Officer of the Company since 2006. Mr. Kesten joined the Company in 1996 as Vice President and General Manager of NDS Technologies Israel Limited, an indirect subsidiary of the Company and subsequently assumed responsibilities for the Company’s smart card procurement and production. Prior to joining the Company, Mr. Kesten held senior operating positions at various companies in Israel, including Indigo, Intel and Tadiran. Mr. Kesten is a citizen of Israel.

Abraham Peled is the Company’s Chairman and Chief Executive Officer. Dr. Peled has been a Director of the Company and its Chief Executive Officer since 1995. In 2006, Dr. Peled was appointed as Chairman of the Board. In addition, Dr. Peled advises News Corporation with respect to various technology matters. Dr. Peled is a citizen of the United States and Israel.

Peter J. Powers has been a Director of the Company since 2000 and is chairman of its Audit Committee. Mr. Powers founded Powers Global Strategies, LLC in 1998 and currently serves as its Chairman and Chief Executive Officer. Mr. Powers was the First Deputy Mayor of the City of New York from 1994 to 1996. Mr. Powers has been a Director of Mutual of America Life Insurance Company since 2006.

Arthur M. Siskind has been a Director of the Company since 1996. Mr. Siskind has served as a Director of News Corporation since 1991 and as Senior Advisor to the Chairman of News Corporation since 2005. At News Corporation, Mr. Siskind also served as Group General Counsel from 1991 to 2005 and as Senior Executive Vice President from 1996 to 2005. Mr. Siskind has served as a Director of British Sky Broadcasting Group since 1992. Mr. Siskind has been an Adjunct Professor of Law at the Cornell Law School since August 2007 and was an Adjunct Professor of Law at Georgetown University Law Center from 2005 to 2007. Mr. Siskind has been a Member of the Bar of the State of New York since 1962.

Information Regarding News Corporation

News Corporation, to its knowledge, has not, during the past five years, been convicted in a criminal proceeding, nor has it been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting the activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Set forth below for each director and executive officer of News Corporation is his or her respective present principal occupation or employment, the name and principal business of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and executive officer. During the last five years, none of the persons listed below has been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise noted, each person identified below, to News Corporation’s knowledge, is a United States citizen. The business address of each of the directors and officers listed below is c/o News Corporation, 1211 Avenue of the Americas, New York, New York 10036; (212) 852-7000.

José María Aznar has been a Director of News Corporation since 2006. Mr. Aznar has been the President of the Foundation for Social Studies and Analysis since 1989. Mr. Aznar has been a Distinguished Scholar at the Edmund A. Walsh School of Georgetown University since 2004. Mr. Aznar is the Honorific President of the Partido Popular of Spain and served as its Executive President from 1990 to 2004. Mr. Aznar was a member of The State Council of Spain from 2005 to 2006. Mr. Aznar served as the President of Spain from the 1996 to 2004. To News Corporation’s knowledge, Mr. Aznar is a citizen of Spain.

Natalie Bancroft has been a Director of News Corporation since December 2007. Ms. Bancroft is a professionally trained opera singer and is a graduate of the L’Institut de Ribaupierre in Lausanne, Switzerland.

Peter L. Barnes has been a Director of News Corporation since 2004. Mr. Barnes has been a Director of Ansell Limited since 2001 and its Chairman since 2005. Mr. Barnes has been a Director of Metcash Limited since 1999 and its Deputy Chairman since 2007. Mr. Barnes has been a Director of Samuel Smith & Sons Pty Ltd. since 1999 and has served as its Chairman since 2002. Mr. Barnes is a member of the Audit Committee of the Board of Directors of News Corporation. To News Corporation’s knowledge, Mr. Barnes is a citizen of Australia.

Peter Chernin has been a Director and the President and Chief Operating Officer of News Corporation since 1996. Mr. Chernin has been a Director of NDS Holdco since 2002. Mr. Chernin has served as a Director of American Express Company since 2006.

Kenneth E. Cowley AO has been a Director of News Corporation since 1979. Mr. Cowley has been the Chairman of RM Williams Holdings Limited since 1994. Mr. Cowley is a member of the Nominating and Corporate Governance Committee of the Board of Directors of News Corporation. To News Corporation’s knowledge, Mr. Cowley is a citizen of Australia.

David F. DeVoe. See information for Mr. DeVoe above.

Viet Dinh has been a Director of News Corporation since 2004. Mr. Dinh has been a Professor of Law at Georgetown University Law Center since 1996. Mr. Dinh has served as Principal of Bancroft Associates PLLC since 2003 and as Principal of Bancroft Capital Management since 2006. Mr. Dinh served as an Assistant Attorney General for Legal Policy in the U.S. Department of Justice from 2001 to 2003. Mr. Dinh has served as a Director of M&F Worldwide Corp. since 2007 and a Director of The Orchard, Inc. since 2007. Mr. Dinh is the Chairman of the Nominating and Corporate Governance Committee of the Board of Directors of News Corporation and has been a member of the Compensation Committee of the Board of Directors of News Corporation since August 2007.

Sir Roderick I. Eddington has been a Director of News Corporation since 1999. Sir Roderick Eddington has served as Chairman, Australia and New Zealand of JPMorgan Chase Bank N.A. since 2006. Sir Roderick Eddington served as a Director and the Chief Executive of British Airways Plc from 2000 to 2005. Sir Roderick Eddington has been a Director of John Swire & Sons Pty Ltd since 1997, a Director of Rio Tinto plc since 2005, a Director of CLP Holdings Limited since 2006 and a Director of Allco Finance Group since 2006. Sir Roderick

Eddington is the Chairman of the Audit Committee of the Board of Directors of News Corporation and a member of the Compensation Committee of the Board of Directors of News Corporation. To News Corporation’s knowledge, Sir Roderick Eddington is a citizen of Australia.

Mark Hurd has been a Director of News Corporation since February 2008. Mr. Hurd has served as Chairman of Hewlett-Packard Company (“HP”) since 2006 and as Chief Executive Officer, President and a member of HP’s Board of Directors since 2005. Prior to joining HP, Mr. Hurd spent 25 years at NCR Corporation, where he held a variety of management, operations and sales and marketing roles, including as Chief Executive Officer from 2003 to 2005 and as President from 2001 to 2005. Mr. Hurd is a member of the Nominating and Corporate Governance Committee of the Board of Directors of News Corporation.

Andrew S. B. Knight has been a Director of News Corporation since 1991. Mr. Knight has been appointed the Chairman of J. Rothschild Capital Management Limited, effective September 2008. Mr. Knight was a Director of Rothschild Investment Trust Capital Partners plc from 1997 to July 2008. Mr. Knight was the Chief Executive Officer of Daily Telegraph plc from 1986 to 1989 and Editor of The Economist from 1974 to 1986. Mr. Knight is Chairman of the Compensation Committee of the Board of Directors of News Corporation and a member of the Audit Committee of the Board of Directors of News Corporation. To News Corporation’s knowledge, Mr. Knight is a citizen of the United Kingdom.

James R. Murdoch has been a Director of News Corporation and the Chairman and Chief Executive Officer, Europe and Asia of News Corporation since December 2007. Mr. J.R. Murdoch was the Chief Executive Officer of British Sky Broadcasting Group plc from 2003 to December 2007. Mr. J.R. Murdoch has served as a Director of British Sky Broadcasting Group plc since 2003 and as its Non-Executive Chairman since December 2007. Prior to joining British Sky Broadcasting Group plc, Mr. J.R. Murdoch was the Chairman and Chief Executive Officer of STAR Group Limited, a wholly-owned subsidiary of the Company, from 2000 to 2003. Mr. J.R. Murdoch previously served as an Executive Vice President of News Corporation and served as a member of the Board of Directors of News Corporation from 2000 to 2003.

K. Rupert Murdoch AC has been Chief Executive Officer of News Corporation since 1979 and its Chairman since 1991. Mr. K.R. Murdoch has served as a Director of The Associated Press since April 2008.

Lachlan K. Murdoch has been a Director of News Corporation since 1996. Mr. L.K. Murdoch has served as the Chief Executive of Illyria Pty Ltd, a private investment company, since 2005. Mr. L.K. Murdoch served as an advisor to News Corporation from 2005 to August 2007, and served as its Deputy Chief Operating Officer from 2000 to 2005.

Thomas J. Perkins has been a Director of News Corporation since 1996. Mr. Perkins has been partner of Kleiner Perkins Caufield & Byers, a venture capital company, since 1972. Mr. Perkins is a member of the Audit and Compensation Committees of the Board of Directors of News Corporation and has been a member of the Nominating and Corporate Governance Committee of the Board of Directors of News Corporation since August 2007.

Arthur M. Siskind. See information for Mr. Siskind above.

John L. Thornton has been a Director of News Corporation since 2004. Mr. Thornton has been a Professor and Director of Global Leadership at Tsinghua University in Beijing since 2003. Mr. Thornton served as President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc. from 1999 until 2003 and as a Senior Advisor to The Goldman Sachs Group, Inc. from 2003 to 2004. Mr. Thornton has been a Director of the Ford Motor Company since 1996, a Director of Intel Corporation since 2003, a Director of China Netcom Group Corporation (Hong Kong) Limited since 2004 and a Director of The Industrial and Commercial Bank of China Ltd. since 2005. Mr. Thornton is a member of the Compensation and Nominating and Corporate Governance Committees of the Board of Directors of News Corporation.

Information Regarding NDS Holdco

NDS Holdco, to its knowledge, has not, during the past five years, been convicted in a criminal proceeding, nor has it been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting the activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Set forth below for each director and executive officer of NDS Holdco is his or her respective present principal occupation or employment, the name and principal business of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and executive officer. During the last five years, none of the persons listed below has been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise noted, each person identified below, to the knowledge of NDS Holdco, is a United States citizen. The business address of each of the directors and officers listed below is c/o News Corporation, 1211 Avenue of the Americas, New York, New York 10036; (212) 852-7000.

Peter Chernin. See information for Mr. Chernin above.

David F. DeVoe. See information for Mr. DeVoe above.

Lawrence A. Jacobs. See information for Mr. Jacobs above.

Information Regarding Bidco 1 and Topco 1

Nuclobel Lux 1 S.àr.l. (“Bidco 1”), a limited liability company (société à responsabilité limitée) incorporated in Luxembourg is a direct, wholly owned subsidiary of Nuclobel Topco 1 S.àr.l. (“Topco 1”), a limited liability company (société à responsabilité limitée) incorporated in Luxembourg. Both Bidco 1 and Topco 1 were formed solely for the purpose of facilitating the Proposed Transactions. Neither Bidco 1 nor Topco 1 has carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the implementation agreement. Upon the Scheme becoming fully effective, NDS will be owned approximately 9.9 percent by Bidco 1. The principal office of each of Bidco 1 and Topco 1 is Permira Luxembourg S.àr.l. is a private equity firm located at 282, route de Longwy L-1940 Luxembourg. The telephone number of this principal office is +352 (26) 86811.

Set forth below for each director and executive officer of each of Bidco 1 and Topco 1 is his or her respective principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and executive officer and the address of any organization where the employment was carried on. Each person identified below is a citizen of France unless otherwise stated. The principal business address of each director and executive officer listed below is 282, route de Longwy L-1940 Luxembourg unless otherwise stated.

Séverine Michel – Manager. Ms. Michel serves as a Manager of Permira Luxembourg S.àr.l. and has held that position since January 2004. Permira Luxembourg S.àr.l. is a private equity firm located at 282, route de Longwy L-1940 Luxembourg. From January 2001 to January 2004 she was a legal officer at Halsey Group S.àr.l., a trust company located at 174, route de Longwy, L-1940 Luxembourg.

Cédric Pedoni – Manager. Mr. Pedoni has been employed by Permira Luxembourg S.àr.l. since July 2007. Permira Luxembourg S.àr.l. is a private equity firm located at 282, route de Longwy L-1940 Luxembourg. From December 2003 to June 2007 he was a legal officer at Halsey Group S.àr.l., a trust company located at 174, route de Longwy, L-1940 Luxembourg. Prior to December 2003 he worked as an attorney for the law firm Wildgen & Partners, located at 69, boulevard de la Pétrusse, L-2320 Luxembourg.

Paul Guilbert – Manager. Mr. Guilbert serves as a Director of Northern Trust International Fund Administration Services (Guernsey) Limited (“NTIFASGL”), (formerly Guernsey International Fund Managers Limited until it was acquired by Northern Trust on March 31, 2005), and has held this position since 1997. NTIFASGL is a provider of investment management, asset and fund administration, fiduciary and banking services. Mr Guilbert is a citizen of the United Kingdom. His principal business address and the address of NTIFASGL is Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, the Channel Islands.

During the last five years, no person or entity described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Information Regarding P4 Sub L.P.1

Topco 1 is wholly owned subsidiary of P4 Sub L.P.1, a Guernsey limited partnership, which is an international private equity fund whose investors comprise principally pension funds and other institutions. The manager of P4 Sub L.P.1 is Permira IV Managers, L.P., a Guernsey limited partnership, the principal business of which is acting as the manager of P4 Sub L.P.1., Permira IV L.P.1 and Permira IV L.P.2. The general partner of Permira IV Managers L.P. is Permira IV Managers Limited, a Guernsey limited liability company, the principal business of which is acting as the general partner of Permira IV Managers, L.P. The principal office of each of P4 Sub L.P.1, Permira IV Managers L.P. and Permira IV Managers Limited is Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, the Channel Islands.

Set forth below for each director of Permira IV Managers Limited is his or her respective principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and the address of any organization where the employment was carried on. Each person identified below is a citizen of the United Kingdom unless otherwise stated. The principal business address of each director and executive officer listed below is Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, the Channel Islands unless otherwise stated.

Victor Holmes – Director. Mr. Holmes serves as managing director of Northern Trust International Fund Administration Services (Guernsey) Limited (“NTIFASGL”), and Head of Northern Trust (Guernsey) Limited. Each of Northern Trust (Guernsey) Limited and NTIFASGL is a provider of investment management, asset and fund administration, fiduciary and banking services. From April 2005 to May 2007 Mr. Holmes was managing director of Northern Trust International Fund Administration Services (Ireland) Limited (“NTIFASIL”) and Country Head of Northern Trust in Ireland, each a provider of investment management, asset and fund administration, fiduciary and banking services and located at Georges Court, 54-62 Townsend Street, Dublin Republic of Ireland. From July 2003 to March 31, 2005 Mr. Holmes was head of Fund Administration for the Financial Services Group of Barings (Guernsey) Limited (which was subsequently renamed Northern Trust (Guernsey) Limited which was acquired by Northern Trust on March 31, 2005. From June 1990 to June 2003 Mr. Holmes served as managing director of International Fund Managers Ireland limited (which was subsequently renamed NTIFASIL). From June 1986 to June 1990 Mr. Holmes was based in Guernsey as a director of Guernsey International Fund Managers Limited (now NTIFASGL). His principal business address and the address of NTIFASIL and Northern Trust (Guernsey) Limited is Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, the Channel Islands.

Paul Guilbert – Director. See information for Mr. Guilbert above.

Nigel Carey – Director. Mr. Carey serves as a consultant to Carey Olsen, a law firm, having previously been a partner from 1977 to June 2008. His principal business address and the address of Carey Olsen is 7 New Street, St Peter Port, Guernsey GY1 4BZ, the Channel Islands.

Veronica Eng – Director. Ms. Eng is a Member of Permira Advisers LLP, a private equity firm, and has held that position since 2001 when it was established. Ms. Eng is a citizen of Singapore. Her principal business address and the address of Permira Advisers LLP is 20 Southampton Street, London WC2E 7QH, United Kingdom.

During the last five years, no person or entity described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Information Regarding Bidco 2 and Topco 2

Nuclobel Lux 2 S.àr.l. (“Bidco 2”), a limited liability company (société à responsabilité limitée) incorporated in Luxembourg is a direct, wholly owned subsidiary of Nuclobel Topco 2 S.àr.l. (“Topco 2”), a limited liability company (société à responsabilité limitée) incorporated in Luxembourg. Both Bidco 2 and Topco 2 were formed solely for the purpose of facilitating the Proposed Transactions. Neither Bidco 2 nor Topco 2 has carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the implementation agreement. Upon the Scheme becoming fully effective, NDS will be owned approximately 41.1 percent by Bidco 2. The principal office of each of Bidco 2 and Topco 2 is 282, route de Longwy L-1940 Luxembourg. The telephone number of this principal office is +352 (26) 86811.

Set forth below for each director and executive officer of each of Bidco 2 and Topco 2 is his or her respective principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and executive officer and the address of any organization where the employment was carried on.

Séverine Michel – Manager. See information for Ms. Michel above.

Cédric Pedoni – Manager. See information for Mr. Pedoni above.

Paul Guilbert – Manager. See information for Mr. Guilbert above.

During the last five years, no person or entity described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Information Regarding Permira IV L.P.2, Permira Investments Limited and P4 Co-Investment L.P.

Topco 2 is wholly owned by Permira IV L.P.2, a Guernsey limited partnership, Permira Investments Limited, a Guernsey limited liability company and P4 Co-Investment L.P., a Guernsey limited partnership. Permira IV L.P.2 is a partnership which forms part of Permira IV, a private equity fund whose investors comprise principally pension funds and other institutions. Permira Investments Limited and P4 Co-Investment L.P are co-investment schemes that invest alongside the private equity fund Permira IV. The manager of Permira IV L.P.2 is Permira IV Managers, L.P., a Guernsey limited partnership, the principal business of which is acting as the manager of P4 Sub L.P.1., Permira IV L.P.1 and Permira IV L.P.2. The general partner of Permira IV Managers, L.P. is Permira IV Managers Limited, a Guernsey limited liability company, the principal business of which is acting as the general partner of Permira IV Managers, L.P. Permira Investments Limited acts through its nominee, Permira Nominees Limited, a Guernsey limited liability company, the principal business of which is acting as the nominee of Permira Investments Limited. Permira Nominees Limited is wholly owned by Permira Investments Limited. The general partner of P4 Co-Investment L.P. is Permira IV G.P. L.P., a Guernsey limited partnership, the principal business of which is acting as the general partner of P4 Co-Investment L.P., Permira IV L.P.1 and Permira IV L.P.2. The general partner of Permira IV G.P. L.P. is Permira IV GP Limited, a Guernsey limited liability company, the principal business of which is acting as the general partner of Permira IV G.P. L.P. The principal office of each of Permira IV L.P.2, P4 Co-Investment L.P., Permira IV Managers, L.P., Permira IV Managers Limited, Permira Nominees Limited, Permira IV G.P. L.P. and Permira IV GP Limited is Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, the Channel Islands.

Set forth below for each director of each of Permira Investments Limited and Permira Nominees Limited is his or her respective principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and the address of any organization where the employment was carried on. These details are set forth above for each director of Permira IV Managers Limited. The directors of Permira IV GP Limited are the same as the directors of Permira IV Managers Limited. These details are set forth above for each director of Permira IV GP Limited by reference to the details set forth above for the directors of Permira IV Managers Limited.

Victor Holmes – Director. See information for Mr. Holmes above.

Paul Guilbert – Director. See information for Mr. Guilbert above.

Nigel Carey – Director. See information for Mr. Carey above.

Jonathan Lowe – Director. Mr. Lowe is Finance Director of Permira Advisers LLP, a private equity firm, and has held that position since 2001. His principal business address and the address of Permira Advisers LLP is 20 Southampton Street, London WC2E 7QH, United Kingdom. Mr. Lowe is a citizen of the United Kingdom.

During the last five years, no person or entity described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Information Regarding Permira Holdings Limited

Each of Permira IV Managers Limited, Permira Investments Limited and Permira IV GP Limited are wholly owned subsidiaries of Permira Holdings Limited, a Guernsey limited liability company, the principal business of which is being the holding company of these entities. The principal office of Permira Holdings Limited is Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 6DJ, the Channel Islands.

Set forth below for each director of Permira Holdings Limited is his or her respective principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such director and the address of any organization where the employment was carried on. Each person identified below is a citizen of the United Kingdom unless otherwise stated.

Thomas Krenz – Director. Mr. Krenz serves as a Director of Permira Beteiligungsberatung GmbH, a private equity firm, and has held that position since 1988. He was Head of the Frankfurt office from 1997 to 2008 and became Chairman of the Frankfurt office in 2008. Mr. Krenz is a citizen of Germany. His principal business address and the address of Permira Beteiligungsberatung GmbH is Clemensstraße 9 / Falkstraße 5, 60487 Frankfurt am Main, Germany.

Damon Buffini – Director. Mr. Buffini is a Member of Permira Advisers LLP, a private equity firm, and has held that position since 2001 when it was established. He was Managing Partner of Permira from 2000 to 2007 and became Chairman in 2008. His principal business address and the address of Permira Advisers LLP is 20 Southampton Street, London WC2E 7QH, United Kingdom.

Guido Paolo Gamucci – Director. Mr. Gamucci serves as a Director of Permira Advisers Limited, a private equity firm, and has held that position since 2008. From 1997 to 2008 Mr. Gamucci was managing director of Permira Associati S.p.A. which is located at Via San Paolo 10, 20121 Milan, Italy. Mr. Gamucci is a citizen of Italy. Mr. Gamucci is head of the Permira office in Hong Kong and his principal business address and the address of Permira Advisers Limited is Unit 2806-2807, 28F One Exchange Square, Central Hong Kong, Hong Kong.

Charles Sherwood – Director. Mr. Sherwood is a Member of Permira Advisers LLP, a private equity firm, and has held that position since 2001 when it was established. His principal business address and the address of Permira Advisers LLP is 20 Southampton Street, London WC2E 7QH, United Kingdom.

Victor Holmes – Director. See information for Mr. Holmes above.

Veronica Eng – Director. See information for Ms. Eng above.

Kurt Björklund – Director. Mr. Björklund is a Member of Permira Advisers LLP, a private equity firm; he was based at Permira Advisers AB, a private equity firm, located at Birger Jarlsgatan 12, 114 34 Stockholm, Sweden from 2003 and moved to the London office in 2008. Mr. Björklund is also the Co-Managing Partner of Permira. Mr. Björklund is a citizen of Finland. His principal business address and the address of Permira Advisers LLP is 20 Southampton Street, London WC2E 7QH, United Kingdom.

Tom Lister – Director. Mr. Lister serves as a Director of Permira Advisers LLC, a private equity firm, and has held that position since 2005. Mr. Lister is also the Co-Managing Partner of Permira. Prior to 2005, Mr. Lister was a partner for 13 years at Forstmann Little & Co, a private equity firm, located at 767 5th Avenue, New York, New York 10019, United States. Mr. Lister is a citizen of the United States. His principal business address and the address of Permira Advisers LLC is 320 Park Avenue, 33rd Floor, New York, New York 10022, United States.

Paul Guilbert – Director. See information for Mr. Guilbert above.

Nigel Carey – Director. See information for Mr. Carey above.

During the last five years, no person or entity described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Information Regarding Permira Holdings LLP

Permira Holdings LLP is an English limited liability partnership, which holds all of the issued voting shares in Permira Holdings Limited. The principal business of Permira Holdings LLP is being the ultimate holding entity controlling Permira Holdings Limited. The principal office of Permira Holdings LLP is 20 Southampton Street, London WC2E 7QH, United Kingdom.

Set forth below for each member of the Partner Committee of Permira Holdings LLP is his or her respective principal occupation or employment, the name of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of each such member and the address of any organization where the employment was carried on.

Thomas Krenz – Member. See information for Mr. Krenz above.

Damon Buffini – Member. See information for Mr. Buffini above.

Guido Paolo Gamucci – Member. See information for Mr. Gamucci above.

Charles Sherwood – Member. See information for Mr. Sherwood above.

Veronica Eng – Member. See information for Ms. Eng above.

Kurt Björklund – Member. See information for Mr. Björklund above.

Tom Lister – Member. See information for Mr. Lister above.

During the last five years, no person or entity described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Where Shareholders Can Find More Information

NDS files annual, quarterly and special reports, proxy statements and other information with the SEC. In addition, because the Scheme is a “going private” transaction, NDS, News Corporation and the Bidcos have filed a Transaction Statement on Schedule 13E-3 related to the Proposed Transaction which we refer to as the Schedule 13E-3. The Schedule 13E-3, the exhibits to the Schedule 13E-3 and these reports, proxy statements and other information contain additional information about NDS and will be made available for inspection and copying at NDS’s executive offices during regular business hours by any NDS shareholder or a representative of a shareholder as so designated in writing.

We make available on our website (www.nds.com) under “Investor Relations—Financial Information—SEC Filings,” free of charge, our annual reports on Form 10-K, quarterly reports on 10-Q, current reports on 8-K and amendments to those reports as soon as reasonably practicable after we file such material with the SEC.

NDS shareholders may also read and copy the Schedule 13E-3 and any reports, statements or other information filed by NDS at the SEC public reference room at 100 Fifth Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. NDS’s filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: “http://www.sec.gov”.

The SEC allows NDS to “incorporate by reference” information into this proxy statement. This means that NDS can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that NDS files later with the SEC may update and supersede the information incorporated by reference. Similarly, the information that NDS later files with the SEC may update and supersede the information in this proxy statement. NDS incorporates by reference each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the Extraordinary General Meeting and will amend the Schedule 13E-3 upon the filing of such documents to the extent necessary to comply with NDS’s disclosure obligations under applicable law. NDS also incorporates by reference into this proxy statement the following documents filed by it with the SEC under the Exchange Act:

•	NDS’s Annual Report on Form 10-K for the year ended June 30, 2008;

•	NDS’s Definitive Proxy Statement for NDS’s 2008 Annual Meeting, filed with the SEC on November 19, 2008;

•	NDS’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008; and

•	NDS’s Current Reports on Form 8-K filed with the SEC on August 14, 2008 and August 20, 2008 and NDS’s Current Report on Form 8-K/A filed with the SEC on November 4, 2008.

NDS undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. Requests for copies should be directed to NDS Group plc, One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ, England U.K., Attention: Investor Relations (telephone number: +44 20 8476-8000). Document requests from NDS should be made by [insert date], 2008 in order to receive them before the Extraordinary General Meeting.

The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of NDS since the date of this proxy statement or that the information herein is correct as of any later date.

Shareholders should not rely on information other than that contained or incorporated by reference in this proxy statement. NDS has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated [insert date], 2008. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, we will, where relevant and if required by applicable law, (1) update such information through a supplement to this proxy statement and (2) amend the Schedule 13E-3 filed in connection with the Proposed Transactions, in each case, to the extent necessary.

APPENDIX A

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

PART II OF THIS DOCUMENT CONTAINS AN EXPLANATORY STATEMENT IN COMPLIANCE WITH PART 26 OF THE COMPANIES ACT 2006. If you are in any doubt as to what action you should take in connection with this document, the proposals contained in it or the documents that accompany it, you are recommended to seek your own personal financial advice immediately from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser authorised under the Financial Services and Markets Act 2000 if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

If you have sold or otherwise transferred all of your A Shares, please send this document together with the accompanying documents (including the Forms of Proxy) at once to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. These documents must not, however, be forwarded, distributed or transmitted in, into or from any jurisdiction where to do so would violate the laws in that jurisdiction. If you have sold or otherwise transferred only part of your holding of A Shares, please consult the bank, stockbroker or other agent through whom the sale or transfer was effected.

RECOMMENDED PROPOSALS

consisting of

recommended cash acquisition of shares in NDS Group plc

by

Nuclobel Lux 1 S.àr.l. and Nuclobel Lux 2 S.àr.l.

companies formed by funds advised by Permira Advisers LLP

and

Capital Reduction of NDS Group plc

to be implemented by a Scheme of Arrangement

under Part 26 of the Companies Act 2006

This document should be read as a whole and in conjunction with the Transaction Statement and with the Forms of Proxy attached. Your attention is, however, drawn to the letter from the Independent Committee of NDS in Part I of this document, which contains a unanimous recommendation of the Independent Committee to vote in favour of the resolutions to be proposed at the Court Meeting and at the Extraordinary General Meeting and to Part II of this document, which contains a letter from Citi explaining the Proposals.

ACTION TO BE TAKEN

Notices convening the Court Meeting and the Extraordinary General Meeting, both of which will be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG on [9] January 2009, are set out in Parts IX and X respectively of this document. The Court Meeting will commence at 10.00 a.m. London time and the Extraordinary General Meeting at 11.00 a.m. London time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

A Shareholders will find enclosed with this document a pink Form of Proxy for use in connection with the Court Meeting and a blue Form of Proxy for use in connection with the Extraordinary General Meeting. Whether or not you intend to attend the Meetings in person, please complete and sign both of the enclosed Forms of Proxy in accordance with the instructions printed on them and return them to NDS at its registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ, England, for the attention of the Company Secretary, as soon as possible and, in any event, so as to be received not less than 48 hours before the time appointed for the relevant Meeting. If the pink Form of Proxy for the Court Meeting is not returned by the above time, it may be handed to the Chairman of the Court Meeting before the start of that Meeting. In the case of the Extraordinary General Meeting, however, unless the blue Form of Proxy is returned by the time mentioned in the instructions printed on it, it will be invalid.

The completion and return of a Form of Proxy will not prevent you from attending and voting in person at either the Court Meeting or the Extraordinary General Meeting, or any adjournment thereof, if you so wish and are so entitled.

Neither the SEC nor any US state securities commission has reviewed, approved or disapproved this document, the Scheme or any of the proposals described herein. Any representation to the contrary is a criminal offence.

Advisers

Citi, which is authorised and regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for the Independent Committee and no-one else in connection with the Scheme and will not be responsible to anyone other than the Independent Committee for providing the protections afforded to its clients nor for providing advice in relation to the Scheme or any matter or arrangement referred to herein.

Goldman Sachs International, which is authorised and regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for the Bidcos and Permira Advisers LLP and no-one else in connection with the Scheme and will not be responsible to anyone other than the Bidcos and Permira Advisers LLP for providing the protections afforded to its clients nor for providing advice in relation to the Scheme or any matter or arrangement referred to herein.

JP Morgan Plc, which is authorised and regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for News Corporation and no-one else in connection with the Scheme and will not be responsible to anyone other than News Corporation for providing the protections afforded to its clients nor for providing advice in relation to the Scheme or any matter or arrangement referred to herein.

Morgan Stanley & Co. Limited, which is authorised and regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for NDS and no-one else in connection with the Scheme and will not be responsible to anyone other than NDS for providing the protections afforded to its clients nor for providing advice in relation to the Scheme or any matter or arrangement referred to herein.

A-ii

IMPORTANT NOTICE

The distribution of this document in jurisdictions other than the United Kingdom may be restricted by law and therefore persons into whose possession this document comes should inform themselves about and observe any applicable legal and regulatory requirements. Any failure to comply with the applicable requirements may constitute a violation of the securities laws of any such jurisdiction. Further information relevant to Overseas Shareholders is contained in paragraph 20 of Part II of this document. This document does not constitute an offer to sell or issue, nor a solicitation of an offer to buy or subscribe for, shares or other securities or a solicitation of any vote or approval in any jurisdiction in which such offer or solicitation is unlawful. This document and the accompanying documents have been prepared for the purposes of complying with English law and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside of England.

The statements contained herein are made as at the date of this document, unless some other time is specified in relation to them, and service of this document shall not give rise to any implication that there has been no change in the facts set forth herein since such date. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of NDS except where otherwise expressly stated.

Forward-Looking Statements

This document contains statements that constitute forward-looking statements with respect to NDS and the NDS Group and certain expectations, beliefs, plans and objectives of the boards of directors of NDS, the Bidcos, Permira Advisers LLP and News Corporation. The words “expect,” “estimate,” “anticipate,” “predict,” “believe” and similar expressions and variations thereof are intended to identify forward-looking statements. These statements appear in a number of places in this document and include statements regarding the intent, belief or current expectations of the parties and their respective directors or executive officers with respect to, among other things, trends affecting NDS’s financial condition or results of operations. Readers of this document are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. In addition to other factors discussed elsewhere in this document, important factors that could cause actual results to differ materially from NDS’s expectations include, (1) Scheme Shareholders may not approve the Scheme at the Court Meeting or the Court may not sanction the Scheme, (2) NDS, News Corporation, NDS Holdco, NDS Finance and the Bidcos may be unable to obtain governmental and regulatory approvals required for the Scheme, or required governmental and regulatory approvals may delay the Scheme or result in the imposition of conditions that could cause the parties to abandon the Scheme, (3) NDS, News Corporation, NDS Holdco, NDS Finance and the Bidcos may be unable to complete the Scheme because, among other reasons, conditions to the implementation of the Scheme may not be satisfied or waived and (4) the outcome of any legal proceedings to the extent initiated against NDS and others following the announcement of the Scheme cannot be predicted. NDS does not ordinarily make projections of its future operating results and undertakes no obligation (and expressly disclaims any obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should carefully review all documents filed by NDS with the SEC. This section should be read in conjunction with the audited consolidated financial statements of the NDS Group and related notes set forth elsewhere herein.

All subsequent written or oral forward-looking statements attributable to NDS or persons acting on NDS’s behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included herein are made only as of the date of this document, and, except as may be required by applicable laws, NDS does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

A-iii

SEC and Panel jurisdiction and City Code

As a result of the registration of the A Shares under the Exchange Act, the solicitation of proxies in relation to the Scheme in the United States is subject to regulation by the SEC.

The Panel has confirmed that the City Code does not apply to NDS as a result of NDS’s place of central management and control being outside the UK, Isle of Man and the Channel Islands. Notwithstanding this confirmation, pursuant to the Implementation Agreement, the parties to that agreement have agreed to comply with certain specified provisions of the City Code only in implementing the Scheme, subject to such interpretation thereof as the parties to the Implementation Agreement may agree from time to time, with such agreement to be absolute, final and binding upon the parties to the Implementation Agreement and for all purposes in connection with the Scheme.

A-iv

ACTION TO BE TAKEN

Detailed instructions on the action to be taken are set out in paragraph 10 of Part I of this document and are summarised below:

Voting at the Court Meeting and the Extraordinary General Meeting

The Scheme will require approval of Scheme Shareholders at the Court Meeting to be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG at 10.00 a.m. London time on [9] January 2009. The Proposals will also require approval of NDS Shareholders at the Extraordinary General Meeting to be held immediately thereafter.

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of opinion of the Scheme Shareholders. Whether or not you intend to attend the Meetings in person, you are therefore strongly urged to sign and return your Forms of Proxy as soon as possible and, in any event, so as to be received by NDS at its registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ, England, by:

Pink forms of Proxy for the Court Meeting	10.00 a.m. on [7] January 2009

Blue forms of Proxy for the Extraordinary General Meeting	11.00 a.m. on [7] January 2009

The completion and return of Forms of Proxy will not prevent you from attending and voting in person at the Court Meeting or the Extraordinary General Meeting, should you wish to do so and are so entitled. If the pink Form of Proxy relating to the Court Meeting is not returned by the relevant time, it may be handed to the Chairman of the Court Meeting before the start of that Meeting. If the blue Form of Proxy relating to the Extraordinary General Meeting is not returned by the relevant time, it will be invalid.

To vote on the Proposals if you are an ADS Holder

ADS Holders will not be entitled to attend the Court Meeting or Extraordinary General Meeting. However, ADS Holders may instruct the Depositary how to vote at the Court Meeting and/or the Extraordinary General Meeting in respect of the A Shares underlying their ADSs. Further instructions on how ADS Holders may instruct the Depositary are set out in paragraph 9.3 of Part II of this document.

If you have any queries in relation to the action to be taken please contact the proxy solicitation firm engaged by News Corporation, Georgeson Inc on the shareholder helpline (toll free) using the following contact details (Monday to Friday from 9.00 a.m. to 11.00 p.m., and Saturday from 10.00 a.m. to 4.00 p.m. (New York time)):

•	if telephoning from inside the US, on 866-741-9017; or

•	if telephoning from the UK or otherwise outside of the US, on either 0-800-89-0011 then 866-741-9017, or 0-500-89-0011 then 866-741-9017.

Please note that the helpline cannot provide financial or tax advice or any advice on the merits of the Proposals.

A-v

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

All times shown in this document are London times unless otherwise stated.

Event	Time / date

ADS Record Date	[3] December 2008

Date of dispatch of this document	[•]

Latest time for receipt by the Depositary of completed ADS Voting Instruction Cards	[•]

Latest time for lodging Forms of Proxy for:

• Court Meeting (pink form)	10.00 a.m. on [7] January 2009

• Extraordinary General Meeting (blue form)	11.00 a.m. on [7] January 2009

Court Meeting	10.00 a.m. on [9] January 2009

Extraordinary General Meeting	11.00 a.m. on [9] January 2009

First Court Hearing Date	[•]

Last day of dealings in, and for registration of, ADSs	[•]

Scheme Record Time	[•]

Second Court Hearing Date	[•]

Fully Effective Date	[•]

Cancellation of listing of ADSs	[•]

Last date for despatch of cheques to NDS Shareholders	No later than 5 Business Days after the Fully Effective Date

Notes:

1.	These times and dates are indicative only and will depend, among other things, on the dates upon which the Court sanctions the Scheme and confirms the Capital Reductions.

2.	The Court Meeting and the Extraordinary General Meeting will both be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG at 10.00 a.m. London time on [9] January 2009. The Extraordinary General Meeting will commence at 11.00 a.m. (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

3.	ADS Holders will receive the consideration payable to them under the Scheme and in accordance with the Deposit Agreement upon return of completed Letters of Transmittal.

A-vi

A-vii

PART I

LETTER FROM THE INDEPENDENT COMMITTEE

NDS GROUP PLC

(registered in England and Wales with no. 01950497)

Independent Committee:	Registered office:

Roger W Einiger—Director	One Heathrow Boulevard
Nathan Gantcher—Director	286 Bath Rd, West Drayton
Peter J Powers—Director	Middlesex UB7 0DQ, United Kingdom

[•] 2008

To A Shareholders and, for information only, to participants in the NDS Share Schemes

Dear A Shareholder,

Recommended Proposals consisting of the cash Acquisition and Capital Reductions of NDS

1.	Introduction

On 14 August 2008 the boards of NDS, the Bidcos and News Corporation announced that they had reached agreement on the terms of the Proposals, which are to be implemented by way of a Court-approved scheme of arrangement under Part 26 of the Act. It had previously been announced on 27 June 2008 that the Bidcos and News Corporation had presented the Proposals to the Independent Committee, and on 5 August 2008 that News Corporation, the Bidcos and the Independent Committee had reached an agreement in principle on a price at which the Proposals would be implemented.

The Proposals are to be implemented by way of a Court-approved scheme of arrangement under Part 26 of the Act. The Scheme consists of the following elements:

(a)	the Acquisition, under which, all of the Scheme Shares in issue will be cancelled and New NDS Shares will be issued to Bidco 1 and Bidco 2. Under the terms of the Scheme, Scheme Shareholders who are registered as such at the Scheme Record Time will receive the aggregate Scheme Share Consideration of $63.00 per Scheme Share; and

(b)	the B Share Reduction, in connection with which approximately 67 per cent. of the B Shares currently held by NDS Holdco (a wholly owned subsidiary of News Corporation), will be reduced and cancelled in exchange for consideration of $63.00 per B Share as follows:

(i)	News Corporation (as designee of NDS Holdco) will receive approximately $1,524.5 million in cash; and

(ii)	the News Loan Notes in an initial aggregate principal amount of $242 million will be issued in favour of NDS Holdco by NDS.

As a result of the Proposals, the Bidcos (together) will hold an approximate 51 per cent economic interest in NDS and News Corporation will hold an approximate 49 per cent economic interest in NDS, in each case subject to dilution by shares to be subscribed for by Management and any shares to be issued as part of the option scheme to be established by NDS, as set out in the explanatory statement in Part II of this document.

This letter summarises the terms of the Proposals and explains the background to and the reasons why the Independent Committee is unanimously recommending that A Shareholders should vote in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting, which are required to implement the Proposals, as each of the members of the Independent Committee has irrevocably undertaken to do by directing the Depositary as such in respect of their own beneficial holdings of, in the aggregate, 14,625 ADSs, representing approximately 0.09 per cent. of the ADSs and the underlying A Shares in issue on [—] 2008 (being the last practicable date prior to the date of this document). For further details of the irrevocable undertakings, please see Paragraph 3 of Part II of this document.

2.	Summary of the Acquisition

The Acquisition is being implemented by way of the Scheme, further details of which are set out in the explanatory statement in Part II of this document.

If the Scheme becomes Fully Effective, all the Scheme Shares will be cancelled and, in exchange, Scheme Shareholders will receive:

(a) the Acquisition Consideration of	$47.70 per Scheme Share

and,

(b) the Scheme Share Distribution of	$15.30 per Scheme Share

resulting	in:

aggregateScheme Share Consideration of	$63.00 per Scheme Share

ADS Holders will receive their consideration in respect of the A Shares underlying their ADSs from the Depositary in accordance with the terms of the Deposit Agreement and upon the surrender of their ADSs. Further details regarding these arrangements are set out in paragraph 18 of Part II of this document.

The aggregate Scheme Share Consideration of $63.00 per Scheme Share represents:

(a)	a premium of 26.8 per cent. and a premium of 34.9 per cent. on a cash adjusted basis over the closing price of $49.70 per ADS on 27 June 2008 prior to the release of the Initial Announcement later that day; and

(b)	a premium of approximately 24 per cent. and 23.1 per cent. and a premium of 31.1 per cent. and 29 per cent. on a cash adjusted basis over the average closing price per ADS over the three months and six months respectively immediately preceding 27 June 2008, being the day on which the Initial Announcement was released.

Pursuant to the terms of the Scheme, in the event that the Aggregate Acquisition Consideration is less than approximately US$915.4 million, the Bidcos shall be required to subscribe in cash for such number of New NDS Shares as is determined by dividing the difference between that amount and the amount of the Aggregate Acquisition Consideration by US$63.00.

3.	Summary of the B Share Reduction

Under the B Share Reduction, the capital of NDS will be reduced by the cancellation of 28,040,128 B Shares currently held by NDS Holdco. In connection with the B Share Reduction, News Corporation will receive the cash element of the News Distribution (as designee of NDS Holdco), and the News Loan Notes will be issued by NDS to NDS Holdco.

The News Loan Notes will be issued in an initial aggregate principal amount of $242 million, with a scheduled maturity date of 9.5 years after the initial issue date of the News Loan Notes. Interest will accrue in arrears and shall be payable semi-annually by way of the issuance of payment in kind notes (which shall be in the same form and have the same rights as the News Loan Notes). At the election of NDS, and subject to the terms of the Intercreditor Agreement (as defined in the Credit Facility Documents), accrued interest may be paid on each interest payment date in cash. The News Loan Notes will be subordinated to the Credit Facilities and guaranteed and secured both by NDS and certain UK subsidiaries of NDS. Dividends and distributions by NDS or its subsidiaries to shareholders of NDS will be restricted during the term of the News Loan Notes.

Upon the Scheme becoming Fully Effective, the Bidcos shall hold the New NDS Shares to be issued to, or subscribed by, them under the Scheme, representing in aggregate approximately 51 per cent. of NDS’s issued share capital and NDS Holdco shall hold those B Shares which it currently holds and which are not to be cancelled pursuant to the B Share Reduction, representing approximately 49 per cent. of NDS’s issued share capital, in each case subject to dilution by shares to be subscribed for by Management and any shares to be issued as part of the option scheme to be established by NDS, as set out in the explanatory statement at Part II of this document. Also, upon the Scheme becoming Fully Effective, the Bidcos, News Corporation, NDS Holdco and the Senior Management will enter into the Stockholders Agreement to regulate the future conduct of the parties to that agreement with respect to the management of NDS.

Under the Scheme the Deferred Shares (all of which are currently held by NDS Holdco) will be cancelled for nil consideration.

4.	Scheme becoming Fully Effective

The Proposals are subject to the satisfaction or waiver of the Conditions.

If the Scheme becomes Fully Effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attend or vote at the Court Meeting or the Extraordinary General Meeting. Further details of the Scheme are set out in the explanatory statement in Part II of this document.

If the Scheme becomes Fully Effective, an application to cancel the quotation of the ADSs on NASDAQ and a filing with the SEC to de-register the A Shares will be made shortly after the time at which the Scheme becomes Fully Effective.

If the Scheme becomes Fully Effective, cheques in respect of the cash consideration payable under the Scheme will be despatched to Scheme Shareholders one Business Day after the Fully Effective Date (or in such alternative manner as may be agreed between the Bidcos, NDS and any Scheme Shareholder). If a paying agent is used the Bidcos and NDS shall procure that such paying agent makes payment of the Scheme Share Consideration to the Scheme Shareholders as soon as reasonably practicable after the Fully Effective Date, and in any event within five Business Days of the Fully Effective Date. ADS Holders will receive the consideration to which they are entitled in accordance with the Deposit Agreement, as further explained in paragraph 18 of Part II of this document.

5.	Background to and reasons for recommending the Proposals

The Independent Committee was formed to, among other things, consider the value and fairness of the Proposals and to (i) consider whether to cause NDS to enter into the Implementation Agreement and the other agreements in connection with the Proposals and (ii) make a recommendation to A Shareholders with respect to the Scheme and the resolutions required to implement the Scheme to be proposed at the Extraordinary General Meeting. The Independent Committee has determined that the Proposals are fair and reasonable to the A Shareholders. The Independent Committee recommends unanimously to the A Shareholders that they vote in favour of the Scheme at the Court Meeting and the resolutions required to effect the Scheme to be proposed at the Extraordinary General Meeting.

The NDS Board delegated to the Independent Committee the sole authority to negotiate the terms of the Proposals and to recommend the Proposals to the A Shareholders. By way of such delegation, NDS has adopted the determination of the Independent Committee, including with respect to the fairness of the Proposals and the factors considered by the Independent Committee in making its determination.

In the course of reaching its determination, the Independent Committee considered the following potential benefits of, and potentially positive factors concerning, the Proposals:

(a)	The Proposals would provide the A Shareholders with cash consideration of $63.00 per share which represents a 26.8 per cent. non-cash adjusted premium over the closing price on 27 June 2008, being the day on which the Initial Announcement was released after close of trading, and approximately 22.2 per cent. over the average closing stock price for the thirty day period ending 27 June 2008. The Independent Committee took note of fact that (i) News Corporation’s majority ownership in NDS results in a limited free float and a thinly traded stock, which could potentially lessen the effectiveness of considering the market premium in assessing the offer price and (ii) the cash adjusted one-day, three month and six month premia are 34.9 per cent, 31.1 per cent. and 29 per cent., respectively.

(b)	The opinion received by the Independent Committee from its financial advisor, Citi, at the Independent Committee meeting held on 12 August 2008, to the effect that as of the date thereof, the $63.00 consideration is fair, from a financial point of view, to the A Shareholders including those in the form of ADSs. (None of NDS Holdco, the Bidcos or any of their respective affiliates holds A Shares, including those in the form of ADSs.)

(c)	The material financial analyses performed by Citi, in connection with the foregoing opinion.

(d)	The Independent Committee’s view that the $63.00 per share consideration is fair in light of NDS’s business, operations, financial conditions, strategy and prospects, as well as NDS’s historical and projected financial performance. Such a view was based on, among other things, information provided by NDS management, certain publicly available information about NDS and the industries in which it operates, and the analyses performed by Citi based on such information. Such factors include, among other things:

•	amended contract terms with certain customers due to customers delaying or reducing plans to complete card changeovers, resulting in lower expected conditional access revenues in future years;

•	increased recycling by certain customers of set-top boxes and smart cards in lieu of new purchases of such items, resulting in expected decreased set-top box royalties and demand for new cards;

•	the impact of foreign exchange rates on NDS’s results of operations;

•	an increased number of employees working on development, integration and support services, resulting in an increased cost of goods sold; and

•

the potential adverse effects of general economic conditions on certain of NDS’s customers together with NDS’s continued dependence on a limited number of customers for a significant portion of its revenue.

(e)	The fact that the $63.00 per share consideration will be paid in cash, thus providing NDS Shareholders certainty of value for their shares.

(f)	The fact that because of News Corporation’s majority holding in NDS, News Corporation would be subject to adverse tax consequences if NDS were to undertake certain transactions, such as expanding through acquisitions in the United States or distributing cash to its shareholders and that in light of such potential tax consequences to NDS’s controlling shareholder, NDS’s flexibility with respect to acquisitions in the United States and cash distributions to its shareholders would be limited.

(g)	The efforts made by the Independent Committee and its advisers to negotiate and execute an Implementation Agreement favourable to NDS and its A Shareholders.

(h)	Under the Implementation Agreement, no termination fee is payable by NDS to News Corporation or the Bidcos under any circumstances.

(i)	The A Shareholders would have in effect a separate class vote on the Proposals; because the effectiveness of the Scheme requires the approval at the Court Meeting of a majority in number of Scheme Shareholders voting, whether in person or by proxy, representing 75 per cent. or more in value of the Scheme Shares voting, whether in person or by proxy.

(j)	While the Implementation Agreement prohibits NDS from soliciting third-party acquisition proposals, it permits NDS to respond to certain unsolicited third party acquisition proposals if the Independent Committee determines that the failure to do so would be in breach of its fiduciary duties, the Implementation Agreement or applicable law. In the event that NDS were to receive a superior proposal from a third party, the Implementation Agreement permits the Independent Committee to change its recommendation to the A Shareholders if the Independent Committee determines that the failure to do so would be in breach of its fiduciary duties, the Implementation Agreement or applicable law. NDS shall notify such shareholders of the superior proposal and the Independent Committee’s change of recommendation, thus allowing the A Shareholders, who have a separate class vote on the Proposals, the opportunity to consider such superior proposal and recommendation in determining whether to approve the Proposals.

(k)	In addition to the required voting approval by the A Shareholders, the Scheme requires the sanction of the Court at the First Court Hearing. The Court has a duty to consider the fairness and reasonableness of the Scheme before it can be sanctioned. In making this determination, the Court will consider whether: (1) the procedural requirements of the Companies Act and any other applicable legislation has been complied with; (2) each class of shareholders has been fairly represented by those who attended the shareholder meeting and that the statutory majority are acting bona fide and not coercing the minority in order to promote interests adverse to those of the class that they purport to represent; and (3) the arrangement is such as an intelligent and honest person, a member of the class concerned and acting in respect of such interest, might reasonably approve.

(l)	The familiarity of the Independent Committee with the business, operations, properties and assets, financial condition, business strategy and prospects of NDS (as well as the risks involved in achieving those prospects), the nature of the industries in which NDS competes, industry trends, and economic and market conditions, both on a historical and on a prospective basis.

In the course of reaching its determination, the Independent Committee also considered a variety of substantive risks and other potentially negative factors concerning the Proposals and the Implementation Agreement, including the factors set out below:

(a)	A Shareholders will have no ongoing equity participation in NDS following the Fully Effective Date and that such holders will cease to participate in NDS’s future earnings or growth, if any, or benefit from increases, if any, in the value of NDS’s equity. In addition, A Shareholders will not participate in value-creating transactions in which News Corporation and the Bidcos could, at a later date, engage, including an initial public offering of NDS, a restructuring or the sale of some or all of NDS or its assets to one or more purchasers at a valuation higher than that available in the Scheme.

(b)	Due to the position of News Corporation that it would not consider any other transaction involving a sale of NDS, no attempt was made to contact third parties that might otherwise consider an acquisition of NDS, and the Implementation Agreement contains restrictions on the ability of NDS to do so post-signing of the Implementation Agreement. The Independent Committee recognised that it was possible that a sale process open to all possible bidders might result in a higher sale price than the cash consideration payable under the Proposals.

(c)	The possible conflicts of interest of certain of the current directors and executive officers (other than the Independent Committee) of NDS who will be or will have the opportunity to be equity owners in NDS following the Fully Effective Date.

(d)	The risk that the Scheme might not be consummated in a timely manner or at all.

(e)	The risks and costs to NDS if the Scheme does not become Fully Effective, including the diversion of management and employee attention, potential employee attrition, the potential effect on business and customer relationships, advisers’ fees and other transaction costs, and the potential that the trading price for ADSs could decline to the pre-Initial Announcement price or below.

(f)	News Corporation’s and the Bidcos’ obligation to consummate the Scheme is subject to the Conditions, some of which are outside of NDS’s control.

(g)	The possibility that NDS’s growth may exceed NDS management’s expectations, including with respect to the level of smart card recycling rates and the growth of new technologies businesses.

In the course of reaching its determination, the Independent Committee also considered the following additional substantive factors concerning the Proposals:

(a)	The Independent Committee’s belief that no other alternative reasonably available to NDS and its shareholders would provide greater value to shareholders within a timeframe comparable to that in which the Proposals would be completed, particularly in light of the Independent Committee’s belief that it was unlikely that any other transaction with a third party could be consummated at this time in light of the position of News Corporation that it would not agree to any other transaction involving a sale of its stake in NDS.

(b)	NDS’s existing relationship with News Corporation, including News Corporation’s majority ownership in NDS and the fact that News Corporation currently has the right to elect a majority of the NDS Board and could control the outcome of most matters submitted to a vote of NDS’s shareholders and the negative impact that being a controlled company potentially has had and will continue to have on the market price for the ADSs. In considering this factor, the Independent Committee took into account the fact that the Proposals would give the A Shareholders a control premium when they are in fact minority shareholders without control and the fact that the consideration to be received per share by the A Shareholders would be the same as that to be received by News Corporation for its shares notwithstanding that News Corporation controls NDS.

(c)	No third party solicitations or inquiries with respect to an alternative transaction were received subsequent to the Initial Announcement on 27 June 2008. The Independent Committee recognised that News Corporation’s control of approximately 96% of the Company’s voting power might have dissuaded third parties from submitting competing proposals.

(d)	The Independent Committee’s belief that it was fully informed about the extent to which the interests of certain current directors and members of management in the Proposals differed from those of NDS’s other shareholders.

(e)	The offer price of $63.00 per share exceeds the 52-week high share price by 1.5% and the aggregate consideration exceeds the 52-week high implied fair value by 1.9%. The Independent Committee was of the view that given the input of NDS management and Citi regarding NDS’s growth prospects, as well as the fact that News Corporation’s controlling interest in NDS results in a thinly traded stock that is subject to significant price volatility, the premia to the 52-week high were less representative of Company’s value than the one-day, three-month and six-month premia described above.

The foregoing discussion of the information and factors considered by the Independent Committee is not intended to be exhaustive, but includes the material factors considered by the Independent Committee. In view of the variety of factors considered in connection with its evaluation of the Proposals, the Independent Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors.

The Independent Committee did not consider liquidation value in determining the fairness of the Proposals to the A Shareholders because of its belief, after consultation with Citi, that liquidation value does not present a meaningful valuation for NDS and its business as NDS’s value is derived from the cash flows generated from its continuing operations rather than from the value of assets that might be realised in a liquidation. Accordingly, the valuation analyses presented by Citi to the Independent Committee were based on the operation of NDS as a continuing business, and, to that extent, such analyses could be collectively characterised as forms of going concern valuations.

The Independent Committee also did not consider net book value in determining the fairness of the Proposals to the A Shareholders because of its belief, after consultation with its financial advisers, that net book value does not present a meaningful valuation metric for NDS and its business as NDS’s value is derived from the cash flows generated from its continuing operations.

The Independent Committee determined that, in its view, sufficient procedural safeguards were and are present to ensure the fairness of the Proposals and to permit the Independent Committee to represent effectively the interests of the A Shareholders, which the Independent Committee believes support its decision and provided assurance of the fairness of the Proposals to the A Shareholders. The Independent Committee believes that the process it followed in making its determination and recommendation with respect to the Implementation Agreement was fair because:

(a)	the Independent Committee consists solely of directors who are not officers or controlling shareholders of NDS, or affiliated with members of News Corporation or the Bidcos, and who do not otherwise have a conflict of interest or lack independence with respect to the Proposals;

(b)	the members of the Independent Committee will be adequately compensated for their services and their compensation is in no way contingent on their approving the Implementation Agreement or taking any other actions in furtherance of the Proposals. Equity based awards previously issued to the members of the Independent Committee will, consistent with the treatment of all holders of such awards, be accelerated in connection with the Scheme. Other than the above, the members of the Independent Committee will not personally benefit from the completion of the Scheme in any way different from the A Shareholders;

(c)	the Independent Committee retained and was advised by Weil, Gotshal & Manges, its legal counsel;

(d)	the Independent Committee retained and was advised by Citi, its financial adviser, which assisted the Independent Committee in its review and negotiation of the Proposals and the Independent Committee’s evaluation of the fairness of the $63.00 per share consideration to the A Shareholders;

(e)	the A Shareholders would have in effect a separate class vote on the Proposals; because the effectiveness of the Scheme requires the approval at the Court Meeting of a majority in number of Scheme Shareholders voting, whether in person or by proxy, representing 75 per cent. or more in value of the Scheme Shares voting, whether in person or by proxy;

(f)	in addition to the A Shareholder voting requirements, the Scheme and the confirmation of the Capital Reductions require the sanction of the Court;

(g)	the Independent Committee was involved in extensive deliberations since the time of the Initial Announcement until the execution of the Implementation Agreement and was provided with unrestricted access to NDS’s management and its advisers in connection with the due diligence conducted by its advisers;

(h)	the Independent Committee, with the assistance of its legal and financial advisers, extensively negotiated with News Corporation, the Bidcos and their respective representatives; and

(i)	the Independent Committee was aware that it was under no obligation to recommend any transaction, including the Proposals.

6.	Management and employees

Each of the Bidcos and News Corporation attaches great importance to the skills and experience of the existing management and employees of the NDS Group and believe that they are key to the ongoing success of the NDS Group following the implementation of the Proposals. The Bidcos and News Corporation have given assurances to the Independent Committee that following the Fully Effective Date, NDS will continue to observe the existing statutory and contractual employment rights, including pension rights, of all employees of the NDS Group as required by applicable law. The Bidcos and News Corporation have confirmed that their plans for NDS following the Fully Effective Date do not involve any immediate change in the conditions of employment of NDS’s employees or location of NDS’s places of business.

7.	NDS Share Schemes

In due course NDS will write to participants in the NDS Share Schemes to inform them of the effect of the Scheme on their rights under the NDS Share Schemes, the actions they may take to enable them to participate in the Scheme when it becomes Effective, and their entitlements under the NDS Share Schemes.

8.	Implementation Agreement

Each of the Bidcos, NDS, News Corporation, NDS Holdco and NDS Finance entered into the Implementation Agreement in order to regulate the implementation of the Scheme and the NDS Finance Capital Reduction. Further details relating to the Implementation Agreement are set out in Paragraph 8 of Part II of this document.

9.	Taxation

Your attention is drawn to paragraph 15 headed “United Kingdom Taxation” and paragraph 16 headed “Certain material United States federal income tax consequences to US Holders” in Part II of this document. If you are in any doubt as to your own tax position, if you are neither resident nor ordinarily resident in the UK or the US for tax purposes or if you are subject to taxation in any jurisdiction outside the UK or the US, you should consult an appropriate independent professional adviser immediately.

10.	Meetings and action to be taken

10.1	A Shareholders

The Proposals are subject to the satisfaction or waiver of the Conditions. In order to become Effective, the Scheme must be approved by a majority in number, representing 75 per cent. or more in value, of the Scheme Shareholders, present and voting either in person or by proxy, at the Court Meeting. In addition, the Special Resolution implementing the Scheme must be passed by NDS Shareholders at the Extraordinary General Meeting.

NDS Holdco, which is the sole holder of the B Shares, has undertaken in the Implementation Agreement to vote in favour of the resolutions approving the B Share Reduction.

Under the Companies Act, the Scheme is also subject to the approval of the Court, which will be sought across two Court hearings expected to be held at the Royal Courts of Justice, Strand, London WC2A 2LL on [•] 2009 and [•] 2009 respectively. If the Scheme becomes Fully Effective, it will be binding on all Scheme

Shareholders, including those who did not vote to approve the Scheme at the Court Meeting or in favour of the Special Resolution at the Extraordinary General Meeting.

You will find enclosed with this document:

•	a pink Form of Proxy for use at the Court Meeting; and

•	a blue Form of Proxy for use at the Extraordinary General Meeting.

Whether or not you intend to attend the Court Meeting and/or the Extraordinary General Meeting, you are requested to complete and sign the enclosed Forms of Proxy and return them in accordance with the instructions printed on them. Completed Forms of Proxy should be returned, in the pre-paid envelope provided (for use in the UK only), to the Company at its registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ as soon as possible and, in any event, so as to be received not less than 48 hours before the time appointed for the relevant Meeting.

If the pink Form of Proxy for use at the Court Meeting is not lodged by such time, it may be handed to the Chairman of the Court Meeting before the start of the Court Meeting and will still be valid. However, the blue Form of Proxy for use at the Extraordinary General Meeting, will be invalid unless it is lodged with NDS at its registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ so as to be received no later than 11.00 a.m. on [7] January 2009. The completion and return of the Forms of Proxy will not prevent you from attending and voting in person at either the Court Meeting or the Extraordinary General Meeting, or at any adjournment thereof, if you so wish and are so entitled.

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of opinion of the NDS Shareholders. Whether or not you intend to attend the Court Meeting and/or the Extraordinary General Meeting, you are therefore strongly urged to sign and return your Forms of Proxy for both the Court Meeting and the Extraordinary General Meeting as soon as possible.

If you have any queries in relation to the action to be taken please contact the proxy solicitation firm engaged by News Corporation, Georgeson Inc on the shareholder helpline (toll free) using the following contact details (Monday to Friday from 9.00 a.m. to 11.00 p.m., and Saturday from 10.00 a.m. to 4.00 p.m. (New York time)):

•	if telephoning from inside the US, on 866-741-9017; or

•	if telephoning from the UK or otherwise outside of the US, on either 0-800-89-0011 then 866-741-9017, or 0-500-89-0011 then 866-741-9017.

Please note that the helpline cannot provide financial or tax advice or any advice on the merits of the Proposals.

Notices convening the Court Meeting and the Extraordinary General Meeting are set out in Parts IX and X of this document respectively.

10.2	ADS Holders and Overseas Shareholders

ADS Holders will not be entitled to attend the Court Meeting or the Extraordinary General Meeting. However, ADS Holders may instruct the Depositary how to vote at the Court Meeting and/or Extraordinary General Meeting in respect of the A Shares underlying their ADSs. ADS Holders should refer to sub-paragraph 9.3 of Part II of this document for details on how they are to instruct the Depositary.

Overseas Shareholders should refer to paragraph 20 of Part II of this document. Details relating to settlement are included in paragraphs 17 and 18 of Part II of this document.

11.	Further information

Your attention is drawn to the letter from Citi set out in Part II of this document (being an explanatory statement pursuant to Section 897 of the Act); the terms of the Scheme which are set out in full in Part VII of this document; the Conditions which are set out in Part III of this document; and the further information contained in this document.

12.	Recommendation

The Independent Committee, which has been so advised by its financial adviser, Citi, considers the terms of the Proposals to be fair and reasonable. In giving its advice to the Independent Committee, Citi has taken into account the commercial assessments of NDS.

The Independent Committee unanimously recommends that the A Shareholders vote in favour of the resolutions to be proposed at the Court Meeting and that NDS Shareholders vote in favour of the Special Resolution to be proposed at the Extraordinary General Meeting. Accordingly, each member of the Independent Committee who has any entitlement to A Shares has irrevocably undertaken to vote in favour of the Scheme at the Court Meeting and in favour of the Special Resolution at the Extraordinary General Meeting in respect of his own beneficial holdings which on [—] 2008 (being the last practicable date prior to the date of this document), in the aggregate total 14,625 ADSs, representing approximately 0.09 per cent. of the ADSs and the underlying A Shares in issue on that date. For further details of these irrevocable undertakings please see paragraph 3 of Part II this document.

Yours faithfully

Roger W. Einiger

Nathan Gantcher

Peter J. Powers

PART II

EXPLANATORY STATEMENT

(in compliance with Section 897 of the Companies Act 2006)

[On the letterhead of Citi]

[•] 2008

To A Shareholders and, for information only, to participants in the NDS Share Schemes

Dear A Shareholder,

Recommended Proposals consisting of the cash Acquisition and Capital Reductions of NDS

1.	Introduction

On 14 August 2008, the boards of NDS, News Corporation and the Bidcos announced that they had reached agreement on the terms of the Proposals, which consist of the following elements:

(a)	the Acquisition, under which, all of the Scheme Shares in issue will be cancelled and New NDS Shares will be issued to Bidco 1 and Bidco 2. Under the terms of the Scheme, Scheme Shareholders who are registered as such at the Scheme Record Time will receive the aggregate Scheme Share Consideration of $63.00 per Scheme Share; and

(b)	the B Share Reduction, in connection with which approximately 67 per cent. of the B Shares currently held by NDS Holdco will be reduced and cancelled in exchange for consideration of $63.00 per B Share as follows:

(i)	News Corporation (as designee of NDS Holdco) will receive approximately $1,524.5 million in cash; and

(ii)	the News Loan Notes in an initial aggregate principal amount of $242 million will be issued in favour of NDS Holdco by NDS.

Your attention is drawn to the letter from the Independent Committee, set out in Part I of this document. That letter contains, amongst other things, the unanimous recommendation by the Independent Committee to A Shareholders to vote in favour of the resolutions to approve and implement the Scheme to be proposed at the Court Meeting, and to vote in favour of the Special Resolution to be proposed at the Extraordinary General Meeting. That letter also states that the Independent Committee, having been so advised by Citi, considers the terms of the Proposals to be fair and reasonable. In providing advice to the Independent Committee, Citi has taken into account the commercial assessments of NDS.

Citi has been authorised by the Independent Committee to write to you to explain the terms of the Proposals and to provide you with certain other relevant information.

The Scheme is set out in full in Part VII of this document. Your attention is also drawn to the information set out in the other parts of this document, which all form part of this explanatory statement.

2.	Summary of the terms of the Proposals and the Scheme

NDS currently has three classes of shares in issue; the A Shares, the B Shares and the Deferred Shares. The majority of the A Shares trade in the form of ADSs on NASDAQ. Each ADS represents one A Share. The ADSs are evidenced by ADRs issued by the Depositary under the Deposit Agreement. News Corporation, through NDS Holdco, owns all of the issued B Shares and all of the issued Deferred Shares.

2.1	The Acquisition

The Acquisition is to be effected by means of a scheme of arrangement under Part 26 of the Act. The acquisition of certain shares in NDS will be made by the Bidcos, which are both limited liability companies incorporated in Luxembourg for the purposes of the Proposals, and which are and will be at the Fully Effective Date, wholly-owned by funds advised by Permira Advisers LLP.

If the Scheme becomes Fully Effective, all of the Scheme Shares will be cancelled and, in exchange, Scheme Shareholders will receive:

(a) the Acquisition Consideration of	$47.70 per Scheme Share

and,

(b) the Scheme Share Distribution of	$15.30 per Scheme Share

resulting in:

aggregate Scheme Share Consideration of	$63.00 per Scheme Share

ADS Holders will receive their consideration in respect of the A Shares underlying their ADSs from the Depositary in accordance with the terms of the Deposit Agreement and upon the surrender of their ADSs. Further details regarding these arrangements are set out in paragraph 18 below.

The aggregate Scheme Share Consideration of $63.00 per Scheme Share represents:

(a)	a premium of 26.8 per cent. and a premium of 34.9 per cent. on a cash adjusted basis over the closing price of $49.70 per ADS on 27 June 2008 prior to the release of the Initial Announcement later that day; and

(b)	a premium of approximately 24 per cent. and 23.1 per cent. and a premium of 31.1 per cent. and 29 per cent. on a cash adjusted basis over the average closing price per ADS over the three months and six months respectively immediately preceding 27 June 2008, being the day on which the Initial Announcement was released.

Pursuant to the terms of the Scheme, in the event that the Aggregate Acquisition Consideration is less than approximately US$915.4 million, the Bidcos shall be required to subscribe in cash for such number of New NDS Shares as is determined by dividing the difference between that amount and the amount of the Aggregate Acquisition Consideration by US$63.00.

2.2	The B Share Reduction

Under the B Share Reduction, the capital of NDS will be reduced by the cancellation of 28,040,128 B Shares currently held by NDS Holdco. In connection with the B Share Reduction, News Corporation will receive the cash element of the News Distribution (as designee of NDS Holdco) and the News Loan Notes will be issued by NDS to NDS Holdco.

The News Loan Notes will be issued in an initial aggregate principal amount of $242 million, with a scheduled maturity date of 9.5 years after the initial issue date of the News Loan Notes. Interest will accrue in arrears and shall be payable semi-annually by way of the issuance of payment in kind notes (which shall be in the same form and have the same rights as the News Loan Notes). At the election of NDS, and subject to the terms of the Intercreditor Agreement (as defined in the Credit Facility Documents), accrued interest may be paid on each interest payment date in cash. The News Loan Notes will be subordinated to the Credit Facilities and guaranteed and secured both by NDS and certain UK subsidiaries of NDS. Dividends and distributions by NDS or its subsidiaries to shareholders of NDS will be restricted during the term of the News Loan Notes.

Upon the Scheme becoming Fully Effective, the Bidcos shall hold the New NDS Shares to be issued to, or subscribed by, them under the Scheme, representing approximately 51 per cent. of NDS’s issued share capital, and NDS Holdco shall hold those B Shares which it currently holds and which are not to be cancelled pursuant to the B Share Reduction, representing approximately 49 per cent. of NDS’s issued share capital, provided that such holdings shall, following the Scheme becoming Fully Effective be diluted due to the equity investments of Management as further described in section 14 of this Part II. In each case, the economic interests of NDS Holdco and the Bidcos shall be subject to further dilution by shares to be issued as part of the option scheme to be established by NDS. Also, upon the Scheme becoming Fully Effective, the Bidcos, News Corporation, NDS Holdco and Senior Management will enter into the Stockholders Agreement to regulate the future conduct of the parties to that agreement with respect to the management of NDS.

Under the Scheme the Deferred Shares (all of which are currently held by NDS Holdco) will be cancelled for nil consideration.

3.	Irrevocable undertakings

Each of the members of the Independent Committee who has any entitlement to ADSs has irrevocably undertaken, by agreeing to direct the Depositary as such, to vote in favour of the Scheme and the Special Resolution in respect of his own beneficial holdings which on [•] 2008 (being the last practicable date prior to the date of this document), in aggregate, total 14,625 ADSs representing, in aggregate approximately 0.09 per cent. of the ADSs which, in turn, also represent approximately 0.09 per cent. of the underlying A Shares in issue on that day and entitled to vote at the Court Meeting. These irrevocable undertakings lapse if the Scheme lapses or if the Independent Committee withdraws its recommendation or if the Scheme is withdrawn in accordance with its terms.

The following table shows the number of ADSs and A Shares in which each of the members of the Independent Committee had a beneficial interest on the date of the irrevocable undertaking given by him, and in respect of which an irrevocable undertaking was given:

Name	No. of ADSs	No. of underlying A Shares	Per cent. of Issued A Shares (approx.)
Roger Einiger	10,875	10,875	0.068%
Nathan Gantcher	1,875	1,875	0.011%
Peter Powers	1,875	1,875	0.011%
Total	14,625	14,625	0.089%

Further details of the irrevocable undertakings are set out in paragraph 3 of Part VI of this document.

4.	Information relating to the NDS Group and current trading of NDS

NDS is the holding company for the NDS Group, a group of companies whose business is the supply of technology and services to digital pay-television platform operators and content providers. The NDS Group produces security and enabling technologies as well as interactive software, allowing operators to deliver programming and information to televisions, set-top boxes, digital video recorders, PCs, mobile phones, portable media players, removable media, and other devices. The NDS Group’s customers include many of the world’s leading pay-TV and mobile operators, and content providers. These include DIRECTV, BskyB, Sky Italia, Viasat, Foxtel, CCTV, Tata Sky, Premiere, Astro, Canal+.

As of 30 June 2008 NDS’s conditional access technology was active in more than 90.3 million devices in across 35 countries with over 50 major pay-tv platforms. NDS employs more than 3,981 people around the world.

Revenues for the twelve-month period ending 30 June 2008 were $850 million up 20 per cent. from the twelve months period ending 30 June 2007. Operating profit for the same period was $195 million up 22 per cent.

See www.nds.com for more information about NDS.

Financial information on the NDS Group is contained in Part IV of this document.

5.	Background to and reasons for the Proposals

For News Corporation and NDS Holdco, the Proposals allow them to (i) immediately realise a cash premium for a portion of NDS Holdco’s holdings in NDS while maintaining a significant ongoing equity interest in NDS, (ii) eliminate certain tax and legal constraints that result from News Corporation’s indirect majority shareholding in NDS with respect to NDS’s capital structure and NDS’s ability to undertake certain actions, and (iii) participate in any future earnings or growth of, and the strategic direction of, NDS following the Scheme becoming Fully Effective, including as a result of elimination of the constraints referred to above, through their ongoing equity interest in NDS. For the Bidcos, the Proposals allow them to acquire an equity interest in NDS and to participate in any future earnings or growth of, and the strategic direction of, NDS following the Scheme becoming Fully Effective.

In addition, NDS Holdco and News Corporation believe that public company status imposes a number of limitations on NDS and its management in conducting NDS’s operations, including restraints associated with meeting the expectations of market analysts. Accordingly, they believe the Proposals will afford greater operating flexibility to NDS because, as a privately held entity, NDS will have the flexibility to allow management to concentrate on long-term growth and to reduce management’s focus on the quarter-to-quarter performance often emphasized by the public markets.

News Corporation perceives NDS to be of strategic importance since NDS provides key technologies to a number of News Corporation’s operating companies. The Proposals allow News Corporation to exert on an ongoing basis significant influence on NDS’s business through its retained investment in NDS and representation on NDS’s Board.

NDS Holdco, News Corporation and the Bidcos believe that structuring the Proposals by means of the Scheme is preferable to other transaction structures because it will enable:

(i)	all of the outstanding A Shares to be cancelled at the same time;

(ii)	the A Shareholders to receive a premium valuation for all of their shares upon the Scheme becoming Fully Effective;

(iii)	a portion of the B Shares held by NDS Holdco to be cancelled; and

(iv)	NDS Holdco to maintain a significant ongoing equity interest in NDS.

6.	Information relating to the Bidcos and Permira Advisers LLP

6.1	The Bidcos

Each of the Bidcos is a limited liability company incorporated in Luxembourg, and has been formed by funds advised by Permira Advisers LLP for the purposes of implementing the Acquisition and the Scheme. Neither of the Bidcos has traded prior to the date of this document (except for entering into agreements relating to the Acquisition and the Scheme), nor has either of the Bidcos entered into any obligations other than in connection with the Proposals.

The directors of each of Bidco 1 and Bidco 2 are Séverine Michel, Cédric Pedoni and Paul Guilbert. The registered office of both Bidco 1 and Bidco 2 is 282, route de Longwy L-1940, Luxembourg. The registered number of Bidco 1 is B139764 and the registered number of Bidco 2 is B139747.

6.2	Permira Advisers LLP

Permira Advisers LLP is an international private equity firm. The funds advised by Permira Advisers LLP, raised from pension funds and other institutions, make long-term investments in companies with the ambition of transforming their performance and driving sustainable growth.

The firm’s teams are based in Frankfurt, Guernsey, Hong Kong, London, Luxembourg, Madrid, Milan, New York, Paris, San Francisco, Stockholm and Tokyo, advising funds with a total committed capital of approximately EUR22 billion (US$30 billion).

For more information visit: www.permira.com

7.	Financing

Prior to the consummation of the NDS Finance Insertion, certain members of the NDS Group declared interim dividends in an aggregate amount of approximately $407 million in favour of NDS. These dividends, to the extent this has not already occurred as at the date of this document, will be paid to NDS and subsequently paid by NDS into a dedicated blocked account (the “Group Blocked Account”) prior to the Fully Effective Date to be applied to satisfy amounts payable by NDS under the terms of the Scheme. In addition, through the re-payment of outstanding intra-company loans from various operating companies, NDS will obtain prior to the Fully Effective Date approximately $87 million in cash that it will deposit (also, prior to the Fully Effective Date) in the Group Blocked Account.

The Credit Facilities have (subject to the satisfaction of certain conditions precedent) been made available to NDS Finance and include senior secured credit facilities and a mezzanine secured credit facility under which it is expected that approximately $1.275 billion (or such lesser amount as agreed from time to time) will be utilised for the purposes of financing the Scheme.

In addition to the Credit Facility Documents, NDS Finance will enter into certain intra-group loan agreements with certain of its subsidiaries. Under the terms of these intra-group loan agreements, the relevant subsidiaries will make loans to NDS Finance amounting to approximately $196.7 million in aggregate prior to the Second Court Hearing Date so that NDS Finance is able to pay in cash the NDS Finance Dividend after the draw down of the Credit Facilities.

Under the terms of the Implementation Agreement, NDS Finance has agreed to satisfy all conditions precedent (within its or its controlled affiliates’ control) to draw down funds pursuant to the Credit Facility Documents and to borrow such amounts under the Credit Facilities as will, taking into account the amounts to be received by NDS Finance pursuant to the intra-group loans referred to above, permit NDS Finance to pay the NDS Finance Dividend to NDS prior to the Second Court Hearing.

The proceeds of drawdown under the Credit Facility Documents will be paid into a dedicated blocked account (the “Lender Blocked Account”) and the proceeds of the intra-group loans referred to above will be paid into the Group Blocked Account.

Pursuant to the terms of the Implementation Agreement and the Credit Facility Documents, NDS will hold the cash amount received by it pursuant to the NDS Finance Dividend in the Group Blocked Account and the Lender Blocked Account pending the granting of the Second Court Order. These accounts will be charged in favour of the finance parties under the Credit Facility Documents and a debenture to be granted by NDS in favour of the security agent under the Credit Facility Documents. Subject to certain conditions, monies may only be released from these accounts once NDS delivers a certificate to the security agent confirming that the Second Court Order has been granted and that it has been delivered to the Registrar. NDS will use these sums to fund the Scheme Share Distribution and the cash portion of the News Distribution.

Together with NDS’s existing distributable reserves, the receipt by NDS of the NDS Finance Dividend and the other dividends from other members of the NDS Group referred to above will provide it with sufficient distributable reserves to allow the making of the Scheme Share Distribution and the News Distribution, including the issue of the News Loan Notes.

The Acquisition Consideration to be received by holders of Scheme Shares under the terms of the Scheme will be financed out of cash resources being made available to the Bidcos pursuant to undertakings to invest by funds advised by Permira Advisers LLP. Pursuant to the terms of the Scheme, in the event that the Aggregate Acquisition Consideration is less than approximately US$915.4 million, the Bidcos shall be required to subscribe in cash for such number of New NDS Shares as is determined by dividing the difference between that amount and the amount of the Aggregate Acquisition Consideration by US$63.00.

8.	The Implementation Agreement

Each of the Bidcos, NDS, News Corporation, NDS Holdco and NDS Finance has entered into the Implementation Agreement in order to regulate the implementation of the Scheme and the NDS Finance Capital Reduction.

In particular, the Implementation Agreement contains the following provisions:

8.1	Undertakings to implement the Scheme

The parties have undertaken to take certain steps to implement the Scheme, including in relation to the despatch of this document, convening the Court Meeting and the Extraordinary General Meeting, and taking steps to seek the First Court Order and the Second Court Order at the First Court Hearing and the Second Court Hearing, respectively.

8.2	Costs

If the Scheme becomes Fully Effective, the costs associated therewith shall be borne in the manner separately agreed between the Bidcos, News Corporation and NDS Holdco.

If the Scheme fails to become Fully Effective, each party will bear its own legal, accountancy and other costs and expenses incurred in connection with the negotiation, preparation and implementation of the Implementation Agreement and any other agreement incidental to or referred to in the Implementation Agreement and the implementation of the Proposals, except that News Corporation and the Bidcos will equally bear the cost of counsel to the lenders for preparation of the Credit Facility Documents.

8.3	Non-solicitation arrangements

Each of NDS and News Corporation has undertaken not to:

(i)	solicit, initiate, authorise, recommend, facilitate or encourage, participate in, continue or enter into discussions or negotiations or any agreement or arrangement regarding, any Competing Proposal;

(ii)	provide or cause to be provided information to any person (other than the Bidcos, News Corporation and their respective advisers and representatives) in relation to any Competing Proposal; or

(iii)	otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing.

NDS may however engage in discussions or negotiations with, and furnish information concerning the NDS Group and its businesses, properties or assets, to a third party which has indicated that it may make an unsolicited Competing Proposal, and recommend a Competing Proposal, if, and only to the extent that, the members of the Independent Committee conclude, in good faith, after consultation with, and based upon the advice of their legal and financial advisers, that the failure to take such action would be in breach of their fiduciary duties or would violate their obligations under the provisions of the City Code (as implemented by the Implementation Agreement), to the extent applicable under the Implementation Agreement, the Act or the 1985 Act.

Further, News Corporation and NDS Holdco have undertaken, as shareholders of NDS Holdco and NDS respectively, to vote against any Competing Proposal proposed at shareholder meetings or in proposed shareholder written resolutions of NDS Holdco or NDS respectively and not accept or support any Competing Proposal.

Finally, News Corporation and NDS Holdco have undertaken that they will not, and shall procure that none of their Affiliates shall, exercise any of the change of control rights which are exercisable under any agreements or arrangements between News Corporation and/or its Group and NDS and/or the NDS Group as a result of the Proposals.

8.4	Bidcos’ consideration undertaking

The Bidcos have undertaken, subject to the Scheme becoming Fully Effective to give irrevocable instructions to make payment of the Acquisition Consideration in accordance with the Scheme.

The Bidcos have further undertaken, should the parties listed as “subscribers” under the Equity Commitment Letter fail to subscribe for their relevant equity, equity related instruments or shareholder loan instruments (pursuant to the Equity Commitment Letter) on or in advance of the Effective Date, to jointly enforce their rights under the Equity Commitment Letter to procure such subscriptions, including, without limitation, the delivery of drawdown requests and the delivery of any document (including by way of deed) required to effect such drawdown.

8.5	Termination

The Implementation Agreement may be terminated in the following circumstances:

(i)	by the mutual consent (in writing) of the Bidcos, News Corporation, NDS Holdco and NDS at any time prior to the granting of the Second Court Order;

(ii)	by either of the Bidcos or News Corporation acting in their absolute discretion if there is a failure or breach of any of the Fundamental Conditions set out in paragraphs 1 to 7 or 12 of the Conditions, and by News Corporation acting in its absolute discretion if there is a failure or breach of either of the Fundamental Conditions set out in paragraphs 9 and 10 of the Conditions; or

(iii)	by any of the Bidcos, News Corporation, NDS Holdco or NDS by written notice to the other parties if the Fully Effective Date shall not have occurred on or before the Long Stop Date.

The Implementation Agreement also contains certain restrictions on the conduct of business by NDS prior to the earlier of the implementation of the Scheme or the termination of the Implementation Agreement.

9.	The Proposals

9.1	The Scheme

It is intended that the Acquisition and the B Share Reduction will be effected by means of the Scheme. This procedure involves an application by NDS to the Court to sanction the Scheme, including confirming the reductions of capital inherent in the Scheme (that is, the cancellation of the Deferred Shares, the A Share Reduction and the B Share Reduction), pursuant to which ADS Holders and A Shareholders will receive the Scheme Share Consideration and News Corporation (as designee of NDS Holdco) will receive the cash element of the News Distribution and the News Loan Notes will be issued to NDS Holdco.

To become Effective, the Scheme requires, in addition to the satisfaction (or, where applicable, waiver) of the other Conditions, the approval of a majority in number of the A Shareholders, representing 75 per cent. or more in value of the A Shares present and voting, whether in person or by proxy, at the Court Meeting together with the sanction of the Court and the passing of the Special Resolution at the Extraordinary General Meeting.

It is expected that the Scheme will require two Court hearings. At the First Court Hearing, the Court will be requested to sanction the Scheme, to order the re-registration of NDS as a private company in accordance with Section 139(3) of the 1985 Act, to confirm the cancellation of the Deferred Shares and make certain amendments to the Articles. The re-registration of NDS as a private company, the cancellation of the Deferred Shares and the amendments to the Articles will only become effective upon the delivery to the Registrar of a copy of the First Court Order and the registration of the First Court Order (and the minute of reduction of the Deferred Shares attached thereto) by the Registrar under Section 138 of the 1985 Act.

The Second Court Hearing will be held to confirm those elements of the Scheme not already confirmed by the Court pursuant to the First Court Hearing. At the Second Court Hearing, the Court will be requested to confirm both the A Share Reduction and the B Share Reduction.

Each of the A Share Reduction and the B Share Reduction will become effective upon the registration of the Second Court Order (and the minute of such reductions attached thereto) by the Registrar under Section 138 of the 1985 Act. The Scheme will become Fully Effective upon the Second Court Order being registered by the Registrar (assuming that the First Court Order has previously been granted and registered by the Registrar).

The Second Court Hearing will be held as soon as reasonably practicable after the First Court Hearing. The Second Court Hearing will not be held unless the Court grants the First Court Order and the First Court Order is delivered to the Registrar. In the event that the First Court Order is granted and is delivered to the Registrar, but the Second Court Order is not granted, the Proposals will not be implemented. The parties to the Implementation Agreement have agreed that in those circumstances they shall (insofar as they are able to do so) promptly take such steps as are necessary to procure that NDS is re-registered as a public company and that any amounts drawn under the Credit Facilities are repaid to the lenders thereof.

Upon the Scheme becoming Fully Effective, each Scheme Share will be cancelled and the New NDS Shares will be issued fully paid to Bidco 1 and Bidco 2. In consideration for the cancellation of the Scheme Shares, each Scheme Shareholder will receive the Scheme Share Consideration in respect of each Scheme Share held. Further 28,040,128 B Shares currently held by NDS Holdco will be cancelled, in connection with which News Corporation, as the designee of NDS Holdco, will receive the cash element of the News Distribution and the News Loan Notes will be issued to NDS Holdco. On the Fully Effective Date, share certificates in respect of all the A Shares and the B Shares to be cancelled pursuant to the A Share Reduction and B Share Reduction respectively, will cease to be valid.

Upon the Scheme becoming Fully Effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the Extraordinary General Meeting.

Although ADS Holders will not be entitled to attend the Court Meeting or the Extraordinary General Meeting, they will be given the opportunity to instruct the Depositary on how to vote the A Shares underlying their ADSs. ADS Holders are expected to receive their consideration through the facilities of the Depositary in accordance with the terms of the Deposit Agreement. ADS Holders should refer to paragraphs 9.3 and 18 of this Part II regarding voting instructions and settlement of consideration.

The Scheme contains a provision for NDS, News Corporation and the Bidcos to jointly consent, on behalf of all persons concerned, to any modification of or addition to the Scheme or to any condition that the Court may approve or impose. NDS has been advised that it is unlikely that the Court would impose or approve any condition to the Scheme or any modification or addition to the Scheme that might be material to the interests of NDS Shareholders unless NDS Shareholders were informed thereof in advance of the Court Meeting.

9.2	The Meetings

Before the Court’s sanction can be sought for the Scheme, the Scheme will require approval by the A Shareholders at the Court Meeting and the passing of the Special Resolution by NDS Shareholders at the Extraordinary General Meeting. Notices of the Court Meeting and the Extraordinary General Meeting are set out in Parts IX and X of this document respectively. Save as set out below, all holders of Scheme Shares (other than the Senior Management) whose names appear on the register of members of NDS at the time of the Meetings, will be entitled to attend and vote at the Court Meeting and the Extraordinary General Meeting in respect of the number of Scheme Shares registered in their name at the relevant time.

(a)	The Court Meeting

The Court Meeting, which has been convened for 10.00 a.m. London time on [9] January 2009, is being held at the direction of the Court to seek the approval of Scheme Shareholders for the Scheme. At the Court Meeting, voting will be by way of poll and each Scheme Shareholder present in person or by proxy will be entitled to one vote for each Scheme Share held. The approval required at the Court Meeting is a majority in number of those Scheme Shareholders present and voting, either in person or by proxy, representing 75 per cent. or more in value of all Scheme Shares held by such Scheme Shareholders. It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of opinion of the Scheme Shareholders. Whether or not you intend to attend the Meetings in person, you are therefore strongly urged to sign and return your Forms of Proxy as soon as possible.

(b)	The Extraordinary General Meeting

In addition, the Extraordinary General Meeting has been convened for 11.00 a.m. on [9] January 2009, or as soon thereafter as the Court Meeting has been concluded or adjourned, to consider and, if thought fit, pass the Special Resolution (which requires votes in favour representing at least 75 per cent. of the votes cast) to approve:

(i)	the NDS Directors taking all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;

(ii)	the cancellation and extinguishing of the Deferred Shares in accordance with the Scheme;

(iii)	the cancellation and extinguishing of the Scheme Shares in accordance with the Scheme and the cancellation and extinguishing of 28,040,128 B Shares in accordance with the Scheme;

(iv)	a reduction of NDS’s share capital equal to the nominal value of the Scheme Shares, the B Shares to be reduced and cancelled pursuant to the Scheme and the cancellation of the Deferred Shares and the subsequent issue of New NDS Shares to the Bidcos in accordance with the Scheme;

(v)	the giving of authority to the NDS Directors pursuant to Section 80 of the 1985 Act to allot securities in NDS;

(vi)	that upon the First Court Order being registered with the Registrar of Companies, the name of the Company be changed to “NDS Group Limited”; and

(vii)	certain amendments to NDS’s Articles, as set out in Part X of this document, and which are proposed to ensure that:

(1)	any A Shares which are issued after the Extraordinary General Meeting but before the Scheme Record Time, will be subject to and bound by the Scheme; and

(2)	any A Shares issued to any person on or after the Fully Effective Date will automatically be acquired or cancelled by NDS (if it is able to do so, and the NDS Directors determine as such) and such person shall receive the cash consideration as would have been payable under the Scheme had such A Shares been Scheme Shares. If the NDS Directors determine that NDS is not able to acquire or cancel such A Shares, NDS will require News Corporation and the Bidcos to acquire those A Shares for the same cash consideration, and such shares shall be redesignated as Deferred Shares, and be liable to be acquired by NDS for $1.00

The proposed amendments to the Articles are set out in full in the Notice of the Extraordinary General Meeting set out in Part X of this document.

Each NDS Shareholder, including NDS Holdco, will be entitled to attend and vote at the Extraordinary General Meeting.

Forms of Proxy for the Court Meeting and the Extraordinary General Meeting should be returned, in the pre-paid envelope provided (for use in the UK only), to NDS at its registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ as soon as possible and, in any event, so as to be received not less than 48 hours before the time appointed for the relevant Meeting. If the pink Form of Proxy for use at the Court Meeting is not returned by the above time, it may be handed to the Chairman of the Court Meeting before the start of that Meeting. In the case of the Extraordinary General Meeting however, unless the blue Form of Proxy is returned by the time mentioned in the instructions printed on it, it will be invalid. The completion and return of a Form of Proxy will not prevent you from attending and voting in person at either the Court Meeting or the Extraordinary General Meeting, or at any adjournment thereof, if you so wish and are so entitled.

9.3	Directions for ADS Holders

ADS Holders will not be entitled to vote at the Court Meeting or the Extraordinary General Meeting. However, ADS Holders may instruct The Bank of New York Mellon, as the Depositary, how to vote at the Court Meeting and the Extraordinary General Meeting in respect of the A Shares underlying their ADSs. The Depositary will endeavour in so far as is practicable to vote, or cause to be voted, at the Court Meeting and the Extraordinary General Meeting, the number of A Shares represented by such ADSs in accordance with the instructions of the registered holders of such ADSs.

ADS Holders should sign and complete an ADS Voting Instruction Card in accordance with the instructions printed thereon, which should be returned by mail to The Bank of New York Mellon, Attention: BNY Shareholder Services, PO BOX 3549, S Hackensack, NJ 07606-9249, as soon as possible and, in any event, so as to be received no later than 5.00 p.m. (New York time) on [—] 200[8]. Beneficial owners of ADSs who hold ADSs indirectly must rely on the procedures of their bank, broker, financial institution or share plan administrator through which they hold their ADSs if they wish their voting instructions to be reflected on an ADS Voting Instruction Card and received by the Depositary by this deadline.

Due to the fact that the Scheme needs to be approved by a majority in number of the Scheme Shareholders present and voting either in person or by proxy at the Court Meeting (representing at least 75% in value of the Scheme Shareholders present and voting either in person or proxy) in order to become Effective, the Company expects to implement certain procedures to enable as many registered and beneficial holders of ADSs as possible to be included among the Scheme Shareholders present or represented at the Court Meeting (by being entered in NDS’s register of members as the registered holder of one A Share each prior to the Court Meeting), thereby ensuring that the views of registered and beneficial holders of ADSs are fairly represented in determining whether the approval of a majority in number of the Scheme Shareholders has been obtained.

Accordingly, on the ADS Voting Instruction Card to be sent by the Depositary (or if the ADSs are held by a bank, broker, financial institution or share plan that uses the services of Broadridge for proxy voting, by Broadridge on the ADS Holder’s behalf) in connection with the Meetings, beneficial holders of ADSs will be asked to, by completing and returning the ADS Voting Instruction Card to the Depositary (or, as appropriate, Broadridge or other intermediary), agree and consent to, among other things:

•

authorise disclosure to NDS and the Depositary of his or her name, address, account number, other reasonably required identifying information (including the number of ADSs beneficially held by such holder) and the instructions contained on the ADS Voting Instruction Card;

•

authorise and direct the Depositary to transfer one A Share, currently registered in the name of the Depositary, to the beneficial holder to be held in an account in such beneficial holder’s name pending the conclusion of the Meetings or any adjournments or postponements thereof;

•	being registered on NDS’s register of members as the holder of such A Share pending the conclusion of the Meetings or any adjournments or postponements thereof;

•

authorise and direct, if they are a beneficial holder of ADSs who is not registered on the books of the Depositary, one (1) ADS beneficially held by such beneficial holder to be deposited in a blocked account with the Depositary Trust Company, (the “Blocked ADS Account”), from the date of such authorisation;

•

authorise and direct, if they are an ADS Holder on the books of the Depositary, the Depositary to block registration of transfer of the ADR representing those ADSs registered in their name on the books of the Depositary from the date of such authorization;

•

appoint the Company Secretary of NDS (or such other person as may be nominated by the Board) as such holder’s attorney-in-fact to vote or appoint another proxy to vote the A Share at the Meetings in accordance with the holder’s instructions with respect to such holder’s ADSs and sign any necessary documentation to, following the conclusion of the Meetings, transfer the A Share back to the Depositary whereupon the ADS will be removed from the Blocked ADS Account or the Depositary will unblock registration of the transfer of the ADR evidencing ADSs accordingly;

•

that until such time as the A Share is transferred back to the Depositary following the conclusion of the Meetings, or any adjournments or postponements thereof, not to dispose of any interest in that A Share or the ADS representing that A Share; and

•

that if the A Share registered in the name of the beneficial holder, for any reason is not or cannot be transferred back to the Depositary upon the conclusion of the Meetings, the ADS in the Blocked ADS Account or the ADSs for which the registration of transfer has been blocked will be deemed to have been irrevocably surrendered for the purpose of withdrawal of that A Share.

Beneficial holders who, unless they otherwise indicate on the ADS Voting Instruction Card, provide the authorizations, appointments and consents described above by completing, signing and returning the

ADS Voting Instruction Card (and do not expressly withhold those authorizations, appointments and consents) will be entered into the register of members of the Company in respect of the A Shares to be transferred to them as described above and the votes cast by their proxy in accordance with voting instructions set forth on their ADS Voting Instruction Cards will be counted in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders voting at the Court Meeting. Beneficial holders that do not expressly withhold such authorizations, appointments and consents (1) that vote their ADSs in favor of approval of the Scheme will be counted as having voted in favor of the Scheme or (2) that vote their ADSs against approval of the Scheme or abstain from voting will be treated as having voting against approval of the Scheme, in each case, in determining whether the Scheme has been approved by a majority in number of the Scheme Shareholders. Beneficial holders who elect to expressly withhold such authorizations, appointments and consents will not be entered into the register of members of the Company, and accordingly, the voting instructions set forth on their ADS Voting Instruction Cards will have no effect in determining whether such “majority in number” approval has been received. However, such beneficial holders of ADSs may still direct the Depositary as to how to vote the Scheme Shares underlying their ADSs by completing and returning an ADS Voting Instruction Card reflecting such voting directions and such voting directions will be taken into account in determining whether the Scheme has been approved by at least 75% in value of the Scheme Shareholders present and voting either in person or by proxy at the Court Meeting and in determining whether the Special Resolution has been approved by the requisite majority at the Extraordinary General Meeting.

BENEFICIAL HOLDERS OF ADSs WHO CONSENT TO HAVE ONE ADS TRANSFERRED TO A BLOCKED ACCOUNT OR PROVIDE THE AUTHORITY TO BLOCK REGISTRATION OF TRANSFER OF THE RECEIPT REGISTERED IN THEIR NAME PURSUANT TO THE PROCEDURES DESCRIBED ABOVE WILL NOT BE ABLE TO TRANSFER THAT ADS FROM THE TIME OF SUCH TRANSFER OR AUTHORIZATION UNTIL THE CONCLUSION OF THE MEETINGS.

BENEFICIAL HOLDERS OF ADSs ARE STRONGLY ENCOURAGED NOT TO WITHHOLD THE CONSENTS ON THE ADS VOTING INSTRUCTION CARD AND THEREBY TO BE ENTERED ON THE COMPANY’S REGISTER OF MEMBERS AS THE HOLDER OF ONE A SHARE, SO THAT THEIR VOTES CAN BE TAKEN INTO ACCOUNT FOR THE PURPOSES OF THE “MAJORITY IN NUMBER” APPROVAL REQUIREMENTS OF THE SCHEME, AND SO THAT THE VOTING INTENTIONS OF THE BENEFICIAL HOLDERS OF ADSs CAN BE FAIRLY REPRESENTED AT THE COURT MEETING.

If the Depositary fails to receive an ADS Voting Instruction Card from an ADSs Holder prior to [—] p.m. on [—] 200[8], the Depositary will not vote the A Shares underlying the ADSs of such holder, and, accordingly, such shares will not be represented and will not be voted at the Court Meeting or the Extraordinary General Meeting. In order for the authorizations, appointments and consents set out above to be valid, the bank, broker, financial institution or share plan which holds the ADSs on behalf of each beneficial holder must also agree to participate in the process. The holders of those ADSs who are not registered holders on the books of the Depositary (e.g. DTC participants) must identify the beneficial owner or beneficial owners of those ADSs and deliver one ADS on behalf of each of those beneficial holders to a blocked account with the Depositary Trust Company by [Month xx, 200X] for the account of the Depositary and notify the Depositary that those ADSs are being held in a blocked account until the conclusion of the Meetings. Such notice is to be completed and returned to The Bank of New York Mellon by [Month xx, 200X (same day)] at 3.00 p.m. (EST).

9.4	NDS Finance and the NDS Finance Capital Reduction

NDS Finance is a private limited company incorporated in England. NDS Finance is a direct, wholly owned subsidiary of NDS.

Pursuant to the NDS Finance Insertion, in consideration for the issue of new NDS Finance Shares to NDS, NDS Finance directly or indirectly acquired the entire issued share capital of each of the members of the NDS Group (other than NDS) from NDS.

Under the terms of the Implementation Agreement, it was agreed that the NDS Finance Capital Reduction would be implemented immediately following the Announcement. Pursuant to the NDS Finance Capital Reduction, certain of the NDS Finance Shares issued pursuant to the NDS Finance Insertion have been reduced and cancelled, thereby creating sufficient distributable reserves to permit NDS Finance to pay the NDS Finance Dividend to NDS, as described below.

On 15 October 2008 the NDS Finance Capital Reduction Order was granted and was subsequently registered with the Registrar on 16 October 2008; accordingly, the NDS Finance Capital Reduction has become effective.

9.5	Conditions

The Conditions to the Proposals are set out in full in Part III of this document. In summary, the implementation of the Scheme is conditional upon:

(a)	the approval of the Scheme by a majority in number of the Scheme Shareholders entitled to vote and present and voting, either in person or by proxy, at the Court Meeting where the votes cast in favour of the Scheme represent three-fourths or more of the total votes cast at such a meeting;

(b)	all resolutions necessary to approve and implement the Scheme as set out in the notice of the Extraordinary General Meeting in the Circular being duly passed by the requisite majority at the Extraordinary General Meeting;

(c)	the sanction of the Scheme and the confirmation of the capital reductions involved therein by the Court;

(d)	the delivery of an office copy of the First Court Order relating to the Scheme and the attached minute of the capital reduction involved therein to the Registrar; and

(e)	the delivery of an office copy of the Second Court Order and the attached minute of the capital reductions involved therein to the Registrar.

In addition, the Bidcos, News Corporation and NDS have also agreed that the Scheme is conditional on the following Conditions, and, accordingly, the necessary actions to make the Scheme Fully Effective, including the delivery of an office copy of the Second Court Order to the Registrar, will not be taken unless such conditions (as amended if appropriate) have been satisfied (and continue to be satisfied pending the commencement of the Second Court Hearing) or waived:

(f)	the European Commission declaring (or having been deemed to declare) the Acquisition or any matter arising from or relating to the Acquisition or the Bidco Group’s involvement in the Acquisition compatible with the EC Common Market;

(g)	an unconditional approval of the Acquisition or an approval with conditions or obligations as are deemed satisfactory to the Bidcos and News Corporation being given by the relevant controller pursuant to the Israeli Restrictive Business Practices Law 5748-1988;

(h)	since 30 June 2008 and except as publicly announced or otherwise disclosed by NDS prior to the date of the Announcement there having been no adverse change or deterioration in the business, assets, financial or trading position or profits or operational performance of any member of the NDS Group to an extent which is material in the context of the Wider NDS Group (as defined in Part III of this document);

(i)	the Internal Revenue Service having issued a letter ruling to News Corporation substantially to the effect that the receipt of cash by News Corporation pursuant to the Scheme is not essentially equivalent to a dividend under Section 302(b)(1) of the Internal Revenue Code of 1986, as amended;

(j)	in the reasonable good faith judgment of News Corporation, there is not a reasonable likelihood that NDS would be a “controlled foreign corporation” within the meaning of Section 957 of the United States Internal Revenue Code of 1986, as amended, immediately following the Scheme becoming Effective and News Corporation having received immediately prior to the Second Court Hearing, the CFC Certificates (as defined in Part III of this document) from each of the Bidcos pursuant to the Bidcos’ obligations in accordance with the Implementation Agreement confirming that none of Bidco 1, Bidco 2, any shareholder of either of the Bidcos, or any person who, to the best knowledge of Bidco 1 and Bidco 2, would be considered as indirectly or constructively owning under Section 958 of the United States Internal Revenue Code, any equity interests in NDS owned by a Bidco will be a “US shareholder” of NDS as defined in Section 951(b) of such Code, immediately following the Scheme becoming effective;

(k)	no Third Party (as defined in Part III of this document) having intervened in any way or announced, instituted, implemented or threatened any litigation or other action which might make the Scheme or its implementation void, unenforceable and/or illegal in any jurisdiction (or otherwise restrain or delay or impose additional conditions or obligations or require amendment to the terms of, the Scheme);

(l) (i)	NDS having received the NDS Finance Dividend and dividends paid to NDS by other members of the NDS Group pursuant to the Implementation Agreement (and documents referred to therein), and NDS thereby having available to it by no later than the commencement of the Second Court Hearing sufficient distributable profits to enable it to lawfully declare and pay, in accordance with the requirements of the Scheme:

(1)	the Scheme Share Distribution; and

(2)	the News Distribution, including the issue of the News Loan Notes; and

(ii)	at all times from the granting by the Court of the First Court Order to the commencement of the Second Court Hearing, the members of the NDS Group having not less than $724.9 million in cash in aggregate; and

(m)	the Implementation Agreement not having been terminated by the parties in accordance with its terms.

9.6	Sanction of the Scheme by the Court

Under the Act, the Scheme also requires the sanction of the Court. The hearings by the Court to sanction the Scheme and to confirm the Capital Reductions comprised in the Scheme are expected to be held on [•] 2009 and on [•] 2009. Subject to the prior satisfaction or waiver of the other Conditions set out in Part III of this document, each of the Bidcos and News Corporation have confirmed that they will be represented by counsel at such hearings so as to consent to the Scheme and to undertake to the Court to be bound thereby.

All A Shareholders are entitled to attend the First Court Hearing in person or through counsel to support or oppose the sanctioning of the Scheme.

The Scheme will become Effective in accordance with its terms upon the delivery of an office copy of the First Court Order to the Registrar and its registration by the Registrar. The Scheme will become Fully Effective upon the registration of an office copy of the Second Court Order by the Registrar

If the Scheme becomes Fully Effective, it will be binding on all Scheme Shareholders irrespective of whether or not they attended or voted in favour of the Scheme at the Court Meeting or in favour of the Special Resolution at the Extraordinary General Meeting. If the Scheme does not become Fully Effective by 25 February 2009 (or such later date (if any) as the Bidcos, News Corporation and NDS may agree and (if required) the Court may allow), the Scheme will not become Fully Effective and the Proposals will not be implemented.

10.	Delisting of ADSs

The ADSs will be suspended from trading on NASDAQ on the Second Court Hearing Date. The last day of dealings in, and for registration of transfers of, ADSs will be the last Business Day prior to the Second Court Hearing Date and is currently expected to be on [•] 2009.

If the Scheme becomes Fully Effective, an application to cancel the quotation of the ADSs on NASDAQ and a filing with the SEC to de-register the A Shares will be made shortly after the time at which the Scheme becomes Fully Effective.

In the event that the Second Court Hearing does not occur or the Second Court Order is not granted, the ADSs will be released from the suspension on trading on NASDAQ and will be freely transferable thereon.

11.	Management and employees

NDS Holdco and News Corporation believe that public company status imposes a number of limitations on NDS and its management in conducting NDS’s operations, including restraints associated with meeting the expectations of market analysts. Accordingly, they believe the Proposals will afford greater operating flexibility to NDS because, as a privately held entity, NDS will have the flexibility to allow management to concentrate on long-term growth and to reduce management’s focus on the quarter-to-quarter performance often emphasized by the public markets.

Each of the Bidcos and News Corporation attaches great importance to the skills and experience of the existing management of the NDS Group and believes that they will be key to the ongoing success of the NDS Group following the implementation of the Scheme. The Bidcos and News Corporation have given assurances to the Independent Committee that, following the Fully Effective Date, NDS will continue to observe the existing statutory and contractual employment rights, including pension rights, of all the employees of the NDS Group as required by applicable law. The Bidcos and News Corporation have confirmed that their plans for NDS following the Fully Effective Date do not involve any immediate change in the conditions of employment of NDS’s employees or location of NDS’s places of business.

Each of the members of the Independent Committee has agreed to step down from the NDS Board immediately upon the Scheme becoming Fully Effective. The Bidcos and News Corporation will, in accordance with the Stockholders Agreement, appoint replacement directors (if necessary) to the NDS Board.

12.	NDS Share Schemes

In connection with the Scheme, all awards and options outstanding under the NDS Share Schemes will vest and/or become exercisable (to the extent they have not already vested and/or become exercisable) on the issue of the First Court Order in order to allow the holders of such awards and options to participate in the Scheme, including in the Scheme Share Distribution in respect of the A Shares and/or ADSs acquired by them under the NDS Share Schemes. Any options not exercised will lapse before the Fully Effective Date.

To optimize the tax position of certain participants (including those who are tax resident in the UK) in the NDS Share Schemes, certain participants will be given, as an alternative to participating in the Scheme, the opportunity, but will not be obliged, to sell the A Shares and/or ADRs they acquire on the exercise of options or vesting of awards to a special purpose vehicle before the Scheme Record Time. NDS will (either directly or indirectly) bear the stamp duty cost on the sale of any A Shares by a participant to the special purpose vehicle.

Participants in the NDS Share Schemes holding options who agree to sell any A Shares acquired on the exercise of their options to the special purpose vehicle may exercise their options with the benefit of a cashless exercise facility under which the exercise price (and any tax and/or social security contributions due) will be deducted from the consideration due to them on disposal of the A Shares and will be paid to NDS on their behalf.

NDS will prepare, in a form to be agreed between it, News Corporation and the Bidcos, letters to each of the participants in the NDS Share Schemes explaining the effect of the Scheme on their outstanding options and awards and outlining the choices available to them. It is intended that the letters will be sent to participants in the NDS Share Schemes as soon as practicable after the date of this document and will be accompanied by the documentation required to enable participants in the NDS Share Schemes to exercise their outstanding options conditionally upon the First Court Order and sell their A Shares and/or any ADRs acquired on the vesting of awards to the special purpose vehicle (if applicable).

13.	The NDS Directors and the effect of the Scheme on their interests

Details of the interests of the NDS Directors in the share capital of NDS are set out in paragraph 4 of Part VI of this document.

A Shares underlying any ADSs held by any of the NDS Directors will be subject to the Scheme.

Particulars of the service contracts (including termination provisions) and letters of appointment of the NDS Directors are set out in paragraph 9 of Part VI of this document.

Options and awards held by NDS Directors, in common with the other participants in the NDS Share Schemes, will vest when the First Court Order is granted and will be exercised when the First Court Order is delivered to the Registrar, as described in paragraph 12 above. The NDS Directors will be written to (on the same terms as other participants) regarding the impact of the Proposals upon the NDS Share Schemes.

Each of the members of the Independent Committee who has any entitlement to ADSs has irrevocably undertaken to vote in favour of the resolutions required to implement the Proposals to be proposed at the Court Meeting and the Extraordinary General Meeting in respect of their own beneficial holdings which, in aggregate total 14,625 ADSs on [•] 2008 (being the latest practicable date prior to the date of this document), representing, in aggregate, approximately 0.09 per cent. of the ADSs in issue, and approximately 0.09 per cent. of the A Shares entitled to vote at the Court Meeting and the Extraordinary General Meeting as at such date.

Save as set out in this document, the effect of the Scheme on the interests of the NDS Directors does not differ from its effect on the interests of any other A Shareholder.

14.	Management equity participation

In connection with the execution of the Implementation Agreement, the Bidcos, News Corporation, NDS Holdco and two members of the Senior Management, Dr. Peled and Mr. Koussios, entered into a Management Investment Agreement governing the terms by which the Senior Management would be able to subscribe for equity interests in NDS following consummation of the Scheme.

Pursuant to the Management Investment Agreement, the Senior Management have committed, conditional on the Scheme becoming Effective, to subscribe for an aggregate of 2,182,556 Hurdle Shares and further, to invest in an aggregate of 212,140 Manager B Shares. It is expected that an Employee Benefit Trust shall, upon the Scheme becoming Fully Effective, subscribe for an aggregate of 311,793 Hurdle Shares. The consideration for the Hurdle Shares to be subscribed for by the Senior Management and the Employee Benefit Trust is $6 million and the aggregate consideration for the Manager B Shares to be invested in by the Senior Management is $13,364,820.

The Manager B Shares shall be allotted and issued by the Company on the first Business Day following the Fully Effective Date. NDS Finance Limited will extend a short-term loan to the Managers so that they can subscribe for all of their Hurdle Shares and make an investment of $5,864,859 in Manager B Shares on the first Business Day following the Fully Effective Date, such short-term loans to be repaid on the fifth Business Day following the Fully Effective Date using proceeds from the sale of the A Shares and ADRs. NDS Finance Limited will also extend long-term loans to Managers in respect of their remaining $7,499,961 investment in Manager B Shares.

Following the Scheme becoming Fully Effective, NDS shall establish an option scheme under which members of the Expanded Management Team may be granted options over Employee Shares.

In accordance with amendments to the Articles to be made pursuant to the Stockholders Agreement following the Scheme becoming Fully Effective, no voting rights will attach to any B Shares or Hurdle Shares held by Management or to any Employee Shares.

In accordance with the Articles which are proposed to be in effect following the Scheme becoming Fully Effective, the NDS Shares held by Senior Management, the Extended Management Team, the Bidcos and News Corporation shall have the economic entitlements set out below.

14.1	Economic Entitlement of NDS Shares on an Exit Event

After the Scheme becomes Fully Effective, upon an Exit Event, and assuming no subsequent issue of any shares after the Effective Date and no dividends or distributions of income or capital prior to the Exit Event, the economic entitlement of the NDS Shares will be in accordance with the following order of priority:

•

first, the holders of B Shares will receive an amount of $63.00 per share, being the initial investment cost in respect of each B Share in issue as at the Effective Date (the “Investor Investment Cost”);

•	second, assuming all options over Employee Shares are exercised, the holders of the Employee Shares will receive an aggregate amount equal to three per cent. of the Exit Proceeds;

•

third, the holders of the B Shares will receive an aggregate amount equal to a 13 per cent. per annum compounded return on the Investor Investment Cost from the Effective Date to the date of the Exit Event (the “Investor Return Amount”); and

•	fourth, ranking equally:

•

the holders of the B Shares will receive an aggregate amount equal to 92 per cent. of any further surplus exit proceeds (such percentage, the “B Share Percentage,” and the total of such further exit proceeds being the “Equity Surplus Proceeds”), subject to upward adjustment to the extent that Hurdle Shares are redesignated pursuant to the terms of the Stockholders Agreement and the Articles in effect following the Scheme becoming Fully Effective; and

•

the holders of the Hurdle Shares will receive an aggregate amount equal to eight per cent. of any Equity Surplus Proceeds, subject to a downward adjustment to the extent that any Hurdle Shares have been redesignated (the “Hurdle Share Percentage”).

The economic entitlements described above are subject to dilution in the event of any subsequent issue of shares in the capital of NDS (and subject to any applicable pre-emptive rights with respect to such issuances).

14.2	Economic Entitlement of NDS Shares – Payment of a dividend or payment in respect of recapitalization prior to an Exit Event

The payment of a dividend or a return on capital shall be taken into account in determining the economic entitlements of the shares of NDS on an Exit Event. Any dividend paid and any amount paid upon a recapitalization prior to an Exit Event will be paid and treated in priority to the rights of the Hurdle Shares as a payment towards the Investor Investment Cost and the Investor Return Amount and shall be treated as follows:

•	firstly, paid to the holders of the B Shares and deemed to be a payment towards the Investor Return Amount until such time as the full amount of the accrued but unpaid Investor Return Amount up to the date of payment has been made. Any dividend or payment made on a recapitalization event in excess of this amount shall then be paid to the holders of the B Shares and deemed to be a return towards the Investor Investment Cost; and

•

secondly, at any stage when a payment of dividend or on a recapitalization is made, to the extent the holders of B Shares have received an aggregate amount equal to the accrued but unpaid Investor Return Amount up to the date of the relevant payment and the Investor Investment Cost, any surplus actual proceeds will be distributed, ranking equally, as follows:

•	the holders of the Hurdle Shares will receive the Hurdle Share Percentage of such surplus; and

•	the holders of the B Shares will receive the B Share Percentage of such surplus.

The holders of the Employee Shares shall have no rights to receive payments of dividends or on any recapitalization.

The deemed proceeds available for distribution to the NDS shareholders (the “Deemed Exit Proceeds”) on an Exit Event will be adjusted to account for the payment of amounts in respect of dividends and recapitalizations. In such circumstances, the amount available for distribution to the holders of Company shares upon an Exit Event will be equal to the aggregate of:

•	the actual Exit Proceeds; and

•	the aggregate amount (the “Pre-Exit Dividend/Recapitalization Amount”) of any dividends or recapitalizations paid prior to the Exit Event.

The actual proceeds available for distribution will be allocated as follows:

•	first, the holders of the B Shares will receive an aggregate amount equal to:

•	the Investor Investment Cost; minus

•	any Pre-Exit Dividend/Recapitalization Amount deemed to have been paid in respect of the Investor Investment Cost;

•	second, the holders of the Employee Shares will receive an aggregate amount equal to three per cent. of the Deemed Exit Proceeds;

•	third, the holders of the B Shares will receive an aggregate amount equal to:

•

the Investor Return Amount (provided that for the purpose of calculating the compounded return, the cash received by the holders of the B Shares of the Pre-Exit Dividend/Recapitalization Amount shall be taken into account from the date of its receipt); minus

•	any Pre-Exit Dividend/Recapitalization Amount deemed to have been paid in respect of the Investor Return Amount; and

•	fourth, ranking equally, any surplus actual proceeds will be distributed as follows:

•	the holders of the Hurdle Shares will receive the Hurdle Share Percentage of such surplus; and

•	the holders of the B Shares will receive the B Share Percentage of such surplus.

In all other respects, Management (save in the case of Dr. Peled) will continue to operate under their existing service contracts as may be amended from time to time.

15.	United Kingdom Taxation

The comments below are of a general nature and are based on current UK tax law and published HM Revenue and Customs practice, as of the date of this document each of which is subject to change, possibly with retrospective effect. They summarise certain limited aspects of the UK taxation treatment of Scheme Shareholders once the Scheme becomes Effective and they only relate to the UK tax position of absolute beneficial owners of Scheme Shares (including Scheme Shares represented by ADSs) (1) who are either (a) individuals resident, ordinarily resident and domiciled in the UK for UK tax purposes, (b) individuals who, although not resident, ordinarily resident and domiciled in the UK for UK tax purposes carry on a trade profession or vocation in the UK through a branch or agency in the UK for the purpose of which such Scheme Shares are held, (c) corporate bodies resident in the UK for UK tax purposes or (d) corporate bodies who, although not so resident, carry on a trade, profession or vocation through a permanent establishment in the UK for the purposes of which such Scheme Shares are held; and (2) who are not treated as resident in any jurisdiction other than the UK for any tax purposes; and (3) who do not have a branch, agency, permanent establishment or other fixed base in any jurisdiction other than the UK with which the holding of such Scheme Shares is connected; and (4) whose investments in such Scheme Shares (including any operations associated with such investments) are bona fide commercial transactions the purpose or one of the purposes of which is not the avoidance of a liability to taxation (“UK Holders”).

In addition, the comments below (1) only address the tax consequences for UK Holders who hold the Scheme Shares as capital assets, and does not address the tax consequences which may be relevant to certain other categories of UK Holders, for example, brokers or dealers; (2) do not address the tax consequences for UK Holders which are banks, financial institutions, insurance companies, collective investment schemes, persons connected with NDS or with depositary arrangements or clearance services, intermediaries, persons who benefit from special exemptions from UK taxation or persons regarded as having obtained their Scheme Shares by reason of employment or who hold their Scheme Shares under a personal equity plan or an Individual Savings Account (ISA); (3) assume that the UK Holder does not either alone or together with one or more associated or connected persons, directly or indirectly, control 10.0 per cent. or more of the ordinary share capital of NDS or any class thereof; and (4) assume that HM Revenue and Customs will not invoke any UK tax anti-avoidance rules that may affect the comments below.

The following is intended only as a general guide and is not intended to be, nor should it be considered to be, legal or tax advice to any particular UK Holder. These comments do not purport to cover all UK tax matters that may be important to any particular UK Holder. Potential investors should therefore satisfy themselves as to the overall tax consequences in their own particular circumstances, by consulting their own tax advisers.

15.1	Characterization of the Scheme Share Consideration for UK tax purposes

For UK tax purposes the Scheme Share Consideration of $63.00 per Scheme Share comprises two elements, each of which is subject to a different UK tax treatment: the Scheme Share Distribution, being a cash distribution of $15.30 per Scheme Share to be paid to Scheme Shareholders and the Acquisition Consideration, being $47.70 paid to Scheme Shareholders by the Bidcos in consideration of the disposal of the Scheme Shares on their cancellation and the issue of New NDS Shares to Bidco 1 and Bidco 2.

15.2	UK taxation of distributions

The Scheme Share Distribution (the “dividend”) is not subject to any UK withholding at source. An individual Scheme Shareholder who is resident in the UK for UK tax purposes and who receives the dividend from NDS will be entitled to a tax credit equal to one-ninth of the dividend. The individual will be taxable on the total of the dividend and the related tax credit (the “gross dividend”), which will be regarded as the top slice of the individual’s income. The tax credit will, however, be treated as discharging the individual’s liability to income tax in respect of the gross dividend, unless and except to the extent that the gross dividend falls above the threshold for the higher rate of income tax, in which case the individual will, to that extent, pay tax on the gross dividend calculated as 32.5 per cent. of the aggregate of the gross dividend less the related tax credit. So, for example, a dividend of £80 will carry a tax credit of £8.89 (one-ninth of £80) and the income tax payable on the dividend by an individual liable to income tax at the higher rate will be 32.5 per cent. of £88.89 (i.e. dividend of £80 plus tax credit of £8.89), namely £28.89, less the tax credit of £8.89, leaving a net charge of £20 (or 25.0 per cent. of the cash dividend).

Subject to certain exceptions, a Scheme Shareholder which:

(i)	is a company resident for tax purposes in the UK; and

(ii)	receives a dividend paid by NDS,

will not be subject to corporation tax on the receipt of the dividend.

Whether a Scheme Shareholder who is resident for tax purposes in a country other than the UK is entitled to a tax credit in respect of dividends received from NDS and to claim payment of any part of that tax credit will depend, in general, on the existence and terms of any double taxation convention or agreement which may exist between that Scheme Shareholder’s country of residence and the UK.

Persons who are not resident in the UK should consult their own tax advisers concerning their tax liabilities on distributions received, whether they are entitled to claim any part of the tax credit and, if so, the procedure for doing so.

15.3	UK taxation on chargeable gains

The cancellation of Scheme Shares and the payment of the Acquisition Consideration of $47.70 made to Scheme Shareholders will constitute a disposal of his or her Scheme Shares for the purposes of UK capital gains tax (where the Scheme Shareholder is an individual) (“CGT”) or UK corporation tax (where the Scheme Shareholder is within the charge to UK corporation tax). This may give rise to a chargeable gain or an allowable loss, depending on the Scheme Shareholder’s circumstances, including the Scheme Shareholder’s base cost in the Scheme Shares or the availability of any exemption or other relief. Tax on such chargeable gains is charged at a flat rate of 18.0 per cent. for Scheme Shareholders who are individuals.

For individual Scheme Shareholders, the principal factors that will determine the extent to which any such gain will be subject to CGT are: (a) the extent to which they realise any other chargeable gains in the tax year in which the disposal takes place; (b) the extent to which they have incurred and not previously utilised allowable losses in that or any earlier tax year; and (c) the quantum and availability of the annual allowance of tax-free gains in the tax year in which the disposal takes place (the “Annual Exempt Amount”).

The Annual Exempt Amount for individual Scheme Shareholders is £9,600 for the 2008-2009 tax year.

A Scheme Shareholder which is a company is entitled to an indexation allowance which applies to reduce the amount of a chargeable gain to the extent that (broadly speaking) it would otherwise have been increased due to inflation. Indexation allowance may reduce a chargeable gain but may not create any allowable loss.

Individual holders who dispose of Scheme Shares while they are temporarily non-UK resident may, subject to certain conditions, be required to bring any gains or losses in respect of such disposal or receipt into account for CGT purposes in a subsequent tax year in which they again become resident or ordinarily resident in the UK.

15.4	Stamp duty and stamp duty reserve tax (“SDRT”)

No stamp duty or stamp duty reserve tax will be payable by Scheme Shareholders as a result of the reduction of capital and the receipt of the Scheme Share Consideration.

Any SDRT or stamp duty payable as a result of transferring Scheme Shares from, or to, the Depositary as described in paragraph 9.3 will not be a cost borne by Scheme Shareholders nor are Scheme Shareholders required to take any action to pay it.

16.	Certain material United States federal income tax consequences to US Holders

The following is a discussion of certain material US federal income tax consequences of the Scheme to US Holders (as defined herein) of Scheme Shares. This discussion is based upon the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, and judicial and administrative rulings and decisions in effect on the date hereof. These authorities may change at any time, possibly retroactively, and any such change could affect the continuing validity of this discussion. No ruling from the Internal Revenue Service (the “IRS”) has been requested with respect to the US federal income tax consequences described herein and accordingly, there can be no assurance that the IRS will agree with the discussion herein. This discussion does not address any tax consequences arising under the laws of any state, locality or foreign jurisdiction, and accordingly, is not a comprehensive description of all of the tax consequences that may be relevant to any particular holder of Scheme Shares.

As used herein, the term “US Holder” means a beneficial owner of Scheme Shares (including Scheme Shares represented by ADSs) that for US federal income tax purposes is (1) an individual who is a citizen or resident of the United States, (2) a corporation, or an entity treated as a corporation for US federal income tax purposes, created or organized in or under the laws of the United States or any state of the United States, including the District of Columbia, or (3) an estate the income of which is subject to US federal income taxation regardless of its source. A trust is a US Holder if it is (1) subject to the primary supervision of a United States court and the control of one of more US persons or (2) has a valid election in effect under applicable US Treasury Regulations to be treated as a US person. The term “US Holder” also includes certain former citizens and residents of the United States.

If a partnership (including for this purpose any entity, domestic or foreign, treated as a partnership for US federal income tax purposes) is a beneficial owner of Scheme Shares, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership.

This discussion assumes that US Holders hold their Scheme Shares as capital assets and does not address the tax consequences that may be relevant to a particular stockholder subject to special treatment under US federal income tax law, including but not limited to:

•	financial institutions;

•	tax-exempt organizations;

•	insurance companies;

•	traders in securities that elect mark-to-market;

•	dealers in securities or foreign currencies;

•	persons who received their stock of NDS through the exercise of employee stock options or otherwise as compensation; and

•	persons who hold shares of stock of NDS as part of a hedge, straddle or conversion transaction.

ALTHOUGH THE FOLLOWING ARE CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES GENERALLY APPLICABLE TO THE SCHEME, THE DISCUSSION DOES NOT ADDRESS EVERY US FEDERAL INCOME TAX ISSUE WHICH MAY BE APPLICABLE TO A

PARTICULAR US HOLDER. EACH US HOLDER IS ENCOURAGED TO CONSULT ITS OWN TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES TO SUCH US HOLDER, IN LIGHT OF HIS PARTICULAR CIRCUMSTANCES, OF THE SCHEME.

16.1	Characterization of the Scheme for US federal income tax purposes

For US Holders, the receipt of cash pursuant to the Scheme generally should be treated, for US federal income tax purposes, as a taxable disposition by such US Holders of their Scheme Shares. Accordingly, a US Holder generally should recognize capital gain or loss equal to the difference between the amount of cash received in the Scheme and such US Holder’s adjusted basis in its Scheme Shares. Such gain or loss will be long-term capital gain or loss if at the time of the Scheme the US Holder had a holding period in its Scheme Shares of more than one year. Gain or loss must be determined separately for each block of stock (i.e., stock acquired at the same cost in a single transaction).

16.2	Information reporting and backup withholding

Certain non-corporate US Holders may be subject to information reporting and backup withholding, at applicable rates (currently 28.0 per cent), on cash payments received pursuant to the Scheme. Backup withholding will not apply, however, to a US Holder who furnishes a correct taxpayer identification number and certifies that the US Holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form or is otherwise exempt from backup withholding. If a US Holder does not provide its correct taxpayer identification number or fails to provide the certification described above, the IRS may impose a penalty on the US Holder, and amounts received by the US Holder pursuant to the Scheme may be subject to backup withholding. Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the US Holder’s US federal income tax liability, provided that the US Holder furnishes the required information to the IRS.

17.	Settlement

Subject to the Scheme becoming Fully Effective, settlement of the Scheme Share Consideration will be effected within one Business Day of the Fully Effective Date in the manner set out below.

Settlement of the Scheme Share Consideration to which any Scheme Shareholder is entitled under the Scheme will be implemented in full in accordance with the terms of the Scheme free of any lien, right of set-off, counterclaim or other analogous right to which either of the Bidcos may otherwise be, or claim to be, entitled against such shareholder.

All documents and remittances sent through the post will be sent at the risk of the person(s) entitled thereto.

On the Fully Effective Date, Scheme Shares held in certificated form will be cancelled and share certificates for such shares will cease to have effect as documents of title and should be destroyed.

Settlement of the Scheme Share Consideration shall be dispatched by cheque by first class post (or in such alternative manner as may be agreed between the Bidcos, NDS and any Scheme Shareholder).

All such cash payments shall be made in US Dollars. Payments made by cheque shall be payable to the Scheme Shareholder concerned, including, in the case of joint holders, to all joint holders (although, in the case of joint holders, the cheque will be posted to the address of the holder whose name stands first in the register of members of NDS in respect of the joint holding concerned, unless otherwise instructed). Cheques shall be despatched one Business Day after the Fully Effective Date, provided that, if a paying agent is used the Bidcos and NDS shall procure that such paying agent makes payment of the Scheme Share Consideration to the Scheme Shareholders as soon as reasonably practicable after the Fully Effective Date, and in any event within five Business Days of the Fully Effective Date.

18.	Settlement in respect of ADSs

Each ADS currently represents one A Share. The Bank of New York Mellon, as Depositary, is the record holder of the A Shares underlying the ADSs. The Depositary, as an A Shareholder, under the Scheme will be entitled to:

(a) the Acquisition Consideration of	$47.70 per Scheme Share

and,

(b) the Scheme Share Distribution of	$15.30 per Scheme Share

resulting in:

aggregate Scheme Share Consideration of	$63.00 per Scheme Share

for each Scheme Share held by it at the Scheme Record Time.

As soon as practicable after the Fully Effective Date, the Depositary will, after the satisfaction of the pre-conditions set forth below, distribute directly to ADS Holders their proportionate entitlement to the aggregate Scheme Share Consideration being $63.00 for each ADS held by ADS Holders at the Scheme Record Time net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement and otherwise on the terms and conditions set out in this document and the Deposit Agreement.

As soon as reasonably practicable, and in any event within seven business days after the Fully Effective Date, the Depositary will mail to each registered ADS Holder a Letter of Transmittal which the ADS Holder must properly complete and deliver to the Depositary along with the ADS Holder’s ADSs and instructions for effecting surrender of the ADSs.

If you hold your ADSs indirectly, you must rely on the procedures of the bank, broker or financial institution through which you hold your ADSs for completion of the exchange.

Until properly surrendered, each ADS will, after the Fully Effective Date, represent the right to receive upon proper surrender, the aggregate Scheme Share Consideration of $63.00 for each ADS, net of any taxes, governmental charges and fees (including cancellation fees of up to US$0.05 per ADS) due to the Depositary in accordance with the terms of the Deposit Agreement. Upon receipt of such ADSs, the Depositary will dispatch the consideration payable by first class post, by cheque made out to the former ADS Holder for each ADS cancelled. After the Fully Effective Date, the ADS program for the ADSs will be terminated.

All documents shall be sent to ADS Holders at their own risk and will be sent by post either to the ADS Holder’s address as set out on the register of ADS Holders at the Scheme Record Time or to such other address of the ADS Holder as is notified as a change of address in writing by an ADS Holder to the Depositary prior to the Fully Effective Date and, in the case of joint holders, to the ADS Holder whose name stands first in such register in respect of the joint holdings concerned.

In accordance with the terms of the Deposit Agreement, a fee will be charged for the cancellation of the ADSs and will be deducted from the Scheme Share Consideration to be received by the ADS Holders. This fee may be up to US$0.05 per ADS cancelled.

19.	SEC and Panel jurisdiction and City Code

As a result of the registration of the A Shares under the Exchange Act, the Scheme is subject to regulation by the SEC.

The Panel has confirmed that the City Code does not apply to NDS as a result of NDS’s place of central management and control being outside the UK, Isle of Man and the Channel Islands. Notwithstanding this confirmation, pursuant to the Implementation Agreement, the parties to that agreement have agreed to comply with certain specified provisions of the City Code only in implementing the Scheme, subject to such interpretation thereof as the parties to the Implementation Agreement may agree from time to time, with such agreement to be absolute, final and binding upon the parties to the Implementation Agreement and for all purposes in connection with the Scheme.

20.	Overseas Shareholders

The implications of the Proposals for Overseas Shareholders may be affected by the laws of the relevant jurisdictions. Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of each Overseas Shareholder to satisfy himself/ herself as to the full observance of the laws of the relevant jurisdiction in connection with the Proposals, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This document has been prepared for the purposes of complying with English law and the information disclosed herein may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws of any other jurisdiction.

All NDS Shareholders should read this document in conjunction with the Transaction Statement. The Transaction Statement has been prepared to comply with US law (only).

21.	Action to be taken

Your attention is drawn to paragraph 10 of the letter from the Independent Committee set out in Part I of this document which explains the actions you should take in relation to the Scheme.

22.	Further information

The terms of the Scheme are set out in full in Part VII of this document. Your attention is also drawn to the further information contained in this document, which forms part of this explanatory statement and, in particular, to the Conditions in Part III, the financial information on NDS in Part IV, the information on each Bidco in paragraph 6.1 of this Part II and the additional information set out in Part VI of this document.

Yours faithfully

[•]

for and on behalf of Citi, [•] 2008

PART III

CONDITIONS TO THE IMPLEMENTATION OF THE SCHEME

The Scheme is conditional upon the following having occurred prior to the Long Stop Date:

1.	the approval of the Scheme by a majority in number of the Scheme Shareholders entitled to vote and present and voting, either in person or by proxy, at the Court Meeting or at any adjournment of such meeting and the votes cast at such meeting in favour of the Scheme representing three-fourths or more of the total votes cast at such meeting;

2.	all resolutions necessary to approve and implement the Scheme as set out in the notice of the Extraordinary General Meeting in the Circular being duly passed by the requisite majority at the Extraordinary General Meeting or at any adjournment of that meeting and not subsequently being revoked;

3.	the sanction (without modification or with modification as agreed by the Bidcos, News Corporation and NDS) of the Scheme and the confirmation of the capital reductions involved therein by the Court;

4.	the delivery of an office copy of the First Court Order relating to the Scheme and the attached minute of the capital reduction involved therein to the Registrar; and

5.	the delivery of an office copy of the Second Court Order and the attached minute of the capital reductions involved therein to the Registrar.

In addition, the Bidcos, News Corporation and NDS have agreed that the Scheme is also conditional upon the following Conditions, and, accordingly, the necessary actions to make the Scheme effective including the delivery of an office copy of the Second Court Order to the Registrar, will not be taken unless such Conditions (as amended if appropriate) have been satisfied (and continue to be satisfied pending the commencement of the Second Court Hearing) or waived:

6.	the European Commission having issued a decision under Article 6(1)(b) or 8(1) or 8(2) of Council Merger Regulation (EC) 139/2004 (or having been deemed to have done so under Article 10(6) of Council Regulation (EC) 139/2004) declaring the Acquisition or any matter arising from or relating to the Acquisition or the Bidco group’s involvement in the Acquisition compatible with the EC Common Market;

7.	an unconditional approval of the Acquisition, or an approval with conditions or obligations as are deemed satisfactory to the Bidcos and News Corporation pursuant to the Implementation Agreement, has been given by the relevant controller pursuant to the Israeli Restrictive Business Practices Law 5748—1988, and such approval is in full force and effect;

8.	since 30 June 2008 and except as publicly announced by NDS prior to the date of the Announcement or as otherwise disclosed prior to the date of the Announcement to the Bidcos and News Corporation or their advisers by or on behalf of NDS there having been no adverse change or deterioration in the business, assets, financial or trading position or profits or operational performance of any member of the NDS Group to an extent which is material in the context of the Wider NDS Group taken as a whole;

9.	the Internal Revenue Service’s having issued a letter ruling to News Corporation substantially to the effect that the receipt of cash by News Corporation pursuant to the Scheme is not essentially equivalent to a dividend under Section 302(b)(1) of the Internal Revenue Code of 1986, as amended;

10.	in the reasonable good faith judgment of News Corporation, there is not a reasonable likelihood that NDS would be a “controlled foreign corporation” within the meaning of Section 957 of the United States Internal Revenue Code of 1986, as amended, immediately following the Scheme becoming Effective, and News Corporation having received, immediately prior to the Second Court Hearing, a certificate dated as of such date of delivery (collectively the “CFC Certificates”) from each of the Bidcos pursuant to the Bidcos’ obligations in accordance with the Implementation Agreement confirming that none of Bidco 1, Bidco 2, any shareholder of either of the Bidcos, or any person who, to the best knowledge of Bidco 1 and Bidco 2, would be considered as indirectly or constructively owning under section 958 of the United States Internal Revenue Code of 1986, as amended, any equity interests in NDS owned by a Bidco will be a “US shareholder” of NDS as defined in Section 951(b) of the United States Internal Revenue Code of 1986, as amended, immediately following the Scheme becoming Effective;

11.	no Third Party having intervened in any way or announced, instituted, implemented or threatened any action, proceeding, investigation, enquiry, or enacted, made or proposed any statute, regulation, decision or order which might reasonably be expected to (in any case to an extent which is material in the context of the Wider NDS Group taken as a whole) make the Scheme or its implementation void, unenforceable and/or illegal in any jurisdiction or otherwise directly or indirectly restrain, restrict, prohibit, prevent, delay or otherwise interfere therewith or with the implementation thereof, or impose additional conditions or obligations with respect thereto, or require amendment to the terms of the Scheme or the proposed acquisition of any shares or securities in NDS, or the acquisition of control of NDS by the Bidcos; and all applicable waiting and other time periods during which any such Third Party could institute, implement or threaten any action, proceeding, investigation, enquiry, suit or reference or any other step under the laws of any relevant jurisdiction in respect of the Acquisition or the acquisition or proposed acquisition of any shares or other securities in, or control of, NDS or any other member of the Wider NDS Group by the Bidcos having expired, lapsed or terminated;

12.	(a)

NDS having received the NDS Finance Dividend and dividends paid to NDS by other members of the NDS Group pursuant to the Implementation Agreement (and documents referred to therein), and NDS thereby having available to it by no later than the commencement of the Second Court Hearing, including, without limitation, as a result of the receipt by NDS of the NDS Finance Dividend and of such dividends paid to NDS by other members of the NDS Group sufficient distributable profits (as defined in Section 181 of the Companies Act 1985) to enable it to lawfully declare and pay, in accordance with the requirements of the Scheme:

(i)	the Scheme Share Distribution; and

(ii)	the News Distribution, including the issue of the News Loan Notes; and

(b)	at all times from the granting by the Court of the First Court Order to the commencement of the Second Court Hearing, the members of the NDS Group having not less than $724.9 million in cash in aggregate (excluding any cash which is not freely remittable to NDS by way of loan or otherwise) and, for the avoidance of doubt, excluding any amounts drawn down or available under the Credit Facilities, any cash proceeds arising from the exercise of awards and options under the NDS Share Schemes and any cash received in relation to any subscription of shares in the capital of NDS pursuant to the Management Investment Agreement; and

13.	the Implementation Agreement not having been terminated by the parties in accordance with its terms.

For the purposes of these Conditions:

(a)	“publicly announced” means disclosed in (i) NDS’s annual report on 10-K filed with the SEC on 8 August 2008; or (ii) otherwise publicly announced on or before the date of the Announcement by NDS;

(b)	“Third Party” means any government, governmental or quasi governmental, supranational, statutory, regulatory, environmental, administrative, fiscal or investigative body, court, trade agency, association, institution, body corporate, or any other body, entity or person whatsoever in any jurisdiction; and

(c)	“the Wider NDS Group” means NDS and its subsidiary undertakings, associated undertakings and any other undertakings in which NDS and such undertakings (aggregating their interests) have a substantial interest, the “NDS Group” means NDS and its subsidiaries, subsidiary undertakings and holding companies and the subsidiaries and subsidiary undertakings of any such holding company. For these purposes, “subsidiary undertaking”, “associated undertaking” and “undertaking” have the meanings given by the Companies Act 1985 (but for this purpose ignoring paragraph 20(1)(b) of Schedule 4A to the Companies Act 1985) and “substantial interest” means a direct or indirect interest in 20.0 per cent. or more of the voting or equity capital or the equivalent of an undertaking.

The Bidcos and News Corporation, each in its absolute discretion, reserve the right to jointly waive all or any of Conditions 6, 7, 8, and 11 in whole or in part. The Bidcos and News Corporation, each in its absolute discretion, reserve the right to jointly waive Condition 12 in whole or in part, subject only to the consent of NDS, such consent not to be unreasonably withheld, rendered subject to conditions, or delayed. News Corporation reserves the right to waive Conditions 9 and 10, in whole or in part, in its absolute discretion, and Conditions 9 and 10 are for the benefit of News Corporation only and may only be waived by News Corporation. For the avoidance of doubt, Conditions 1 to 5 (inclusive) cannot be waived by any party.

The Acquisition will lapse and the Scheme will not proceed unless all the above Conditions are fulfilled or (if capable of waiver) waived or, where appropriate, determined by the Bidcos and News Corporation to have been satisfied or to remain satisfied prior to the commencement of the Second Court Hearing. Neither the Bidcos nor News Corporation shall be under any obligation to waive or treat as fulfilled any of Conditions 6 to 12 (inclusive, and as relevant) above by a date earlier than the Long Stop Date notwithstanding that the other Conditions may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such Conditions may not be capable of fulfilment.

However, neither of the Bidcos nor News Corporation (where relevant) shall invoke any of the Conditions (other than the Fundamental Conditions) so as to cause the Scheme not to proceed or to lapse or be withdrawn without the agreement of News Corporation, the Bidcos and NDS or where in analogous circumstances it would not be permitted to do so by the City Code as implemented by the Panel, insofar as it is applied pursuant to the Implementation Agreement, in particular, but without limitation, by reference to the Panel’s application of Rule 13.4 of the City Code and statements and rulings of the Panel in respect of that Rule.

The Scheme will not proceed if the European Commission initiates proceedings under Article 6(1)(c) of Council Regulation (EC) 139/2004 or the Acquisition is referred to the Competition Commission before the date of the Court Meeting.

The Acquisition and the Scheme are governed by English law and are subject to the jurisdiction of the English courts, to the Conditions and the further terms set out in this document and the Transaction Statement.

PART IV

FINANCIAL INFORMATION ON THE NDS GROUP

Please refer to information contained in Part 1 of NDS’s quarterly report on form 10-Q filed with the SEC on 30 October 2008, for the quarterly period ended 30 September 2008, and NDS’s annual report on form 10-K filed with the SEC on 8 August 2008 for the period ending 30 June 2008.

PART V

INFORMATION ON THE BIDCOS

Bidco 1 is a limited liability company (société à responsabilité limitée) incorporated in Luxembourg and is a direct, wholly owned subsidiary of Nuclobel Topco 1 S.àr.l. (Topco 1), a limited liability company (société à responsabilité limitée) incorporated in Luxembourg. Both Bidco 1 and Topco 1 were formed solely for the purpose of facilitating the Proposals. Neither Bidco 1 nor Topco 1 has carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the Implementation Agreement. Upon the Scheme becoming Fully Effective, NDS will be owned approximately 9.9 per cent. by Bidco 1. The principal office of each of Bidco 1 and Topco 1 is 282, route de Longwy L-1940 Luxembourg. The telephone number of this principal office is +352 (26) 86811.

Bidco 2 is a limited liability company (société à responsabilité limitée) incorporated in Luxembourg and is a direct, wholly owned subsidiary of Nuclobel Topco 2 S.àr.l. (Topco 2), a limited liability company (société à responsabilité limitée) incorporated in Luxembourg. Both Bidco 2 and Topco 2 were formed solely for the purpose of facilitating the Proposals. Neither Bidco 2 nor Topco 2 has carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the Implementation Agreement. Upon the Scheme becoming Fully Effective, NDS will be owned approximately 41.1 per cent. by Bidco 2. The principal office of each of Bidco 2 and Topco 2 is 282, route de Longwy L-1940 Luxembourg. The telephone number of this principal office is +352 (26) 86811.

The managers of each of Bidco 1 and Bidco 2 are:

Paul Guilbert

Séverine Michel

Cédric Pedoni

PART VI

ADDITIONAL INFORMATION

1.	Responsibility

1.1	The directors of the Bidcos accept responsibility for all information in this document relating to the Bidcos, their respective Affiliates and the directors of each of the Bidcos (and any person whose interest in NDS Shares such directors are taken to be interested in pursuant to Part 22 of the Act). To the best of the knowledge and belief of the directors of the Bidcos, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2	Each of Lawrence Jacobs, John Nallen and David DeVoe, accept responsibility for all information in this document relating to News Corporation, its Affiliates (other than NDS or any other member of the NDS Group) and the directors of News Corporation (and any person whose interest in NDS Shares such directors are taken to be interested in pursuant to Part 22 of the Act). To the best of the knowledge and belief of each of Lawrence Jacobs, John Nallen and David DeVoe, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.3	The members of the Independent Committee accept responsibility for the statements, information and opinions contained in this document which are expressed to be statements, information or opinions given by them as members of the Independent Committee. To the best of the knowledge and belief of the members of the Independent Committee, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.4	The NDS Directors accept responsibility for all information in this document except for information for which the directors of the Bidcos, each of Lon Jacobs, John Nallen and David DeVoe, or the members of the Independent Committee, accept responsibility as set forth in sub-paragraphs 1.1 to 1.3 above. To the best of the knowledge and belief of the NDS Directors, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	Directors

2.1	The NDS Directors and their respective positions are:

Abraham Peled	Chairman and CEO

David F. DeVoe	Director CFO, News Corporation

Lawrence A. Jacobs	Director SVP and Group General Counsel, News Corporation

Arthur M. Siskind	Director, News Corporation

Roger W. Einiger	Independent Director

Nathan Gantcher	Independent Director

Peter J. Powers	Independent Director

Of the NDS Directors listed above, Peter J. Powers, Nathan Gantcher and Roger W. Einiger constitute the Independent Committee.

NDS’s registered office is at One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ, United Kingdom.

2.2	The directors of Bidco 1 and their respective positions are:

Paul Guilbert	Manager

Séverine Michel	Manager

Cédric Pedoni	Manager

Bidco 1’s registered office is at 282, route de Longwy L-1940, Luxembourg.

2.3	The directors of Bidco 2 and their respective positions are:

Paul Guilbert	Manager

Séverine Michel	Manager

Cédric Pedoni	Manager

Bidco 2’s registered office is at 282, route de Longwy L-1940, Luxembourg.

3.	Irrevocable undertakings

Irrevocable undertakings, agreeing to direct the Depositary as such, to vote in favour of the Scheme, have been given by the persons referred to below in respect of their entire holdings of ADSs (being a total of 14,625 ADSs representing, in aggregate, 0.09 per cent. of the ADSs, which also represent approximately 0.09 per cent. of the underlying A Shares in issue on [•] 2008 being the last practicable date prior to the date of this document).

The irrevocable undertakings have been given in respect of all ADSs held by each of the members of the Independent Committee (the “Members” and each a “Member”) (including those held as a beneficial owner). The irrevocable undertakings have been given to each of the Bidcos, NDS and News Corporation. The undertakings lapse if the Scheme lapses, if the Independent Committee withdraws its recommendation or if the Scheme is withdrawn in accordance with its terms.

Each Member has irrevocably undertaken to vote in favour of the Scheme at the Court Meeting and to vote in favour of the resolutions to be proposed at the Extraordinary General Meeting (or in the case of the ADSs to direct the Depositary to exercise the corresponding voting rights accordingly). Each Member has also undertaken not to exercise any voting rights at either Meeting other than in accordance with the undertakings. The undertakings continue to be binding in the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the Court. The Members also undertake to accept or procure the acceptance of any proposals which the Bidcos and News Corporation may make in respect of the outstanding Options.

4.	Interests in relevant securities of NDS

4.1	As at [•] 2008 (the latest practicable date prior to the publication of this document), the interests of the NDS Directors and those persons whose interests in shares they are taken to be interested in pursuant to Part 22 of the Act and related regulations (including their immediate families, family trusts and related companies) in the share capital of NDS (including by holding ADSs) were as follows:

Name	Number of A shares in NDS
Roger W. Einiger	10,875
Nathan Gantcher	1,875
Abraham Peled	12,496
Peter J. Powers	1,875

Name	Scheme	Grant date	Vesting[1] expiration date	Number	Exercise price ($)
Roger W. Einiger	Share options 1999 Unapproved plan 1999 Unapproved plan LTIP	22 December 2004 1 February 2006 11 June 2007 3 December 2007	22 December 2014 1 February 2016	5,000 5,000 1,250 1,875	32.96 43.13 — —
Nathan Gantcher	Share options 1999 Unapproved plan 1999 Unapproved plan LTIP	22 December 2004 1 February 2006 11 June 2007 3 December 2007	22 December 2014 1 February 2016	5,000 5,000 1,250 1,875	32.96 43.13 — —
Abraham Peled	Share options Stock options Stock options Stock options Stock options LTIP	4 October 2001 5 November 2003 22 December 2004 1 February 2006 30 April 2007 3 December 2007	4 April 2011 5 November 2013 22 December 2014 1 February 2016	56,000 60,000 50,000 60.000 14,033 21,438	21.90 17.12 32.96 43.13 — —
Peter J. Powers	Share options 1999 Unapproved Plan 1999 Unapproved plan 1999 Unapproved plan LTIP	05 November 2003 22 December 2004 1 February 2006 11 June 2007 3 December 2007	05 November 2013 22 December 2014 1 February 2016	1,250 2,500 5,000 1,250 1,875	17.12 32.96 43.13 — —

No other NDS Directors held any interest in the share capital of NDS as at [•] 2008.

5.	Dealings in relevant securities of NDS

5.1	During the Disclosure Period, the NDS Directors and those persons whose interests in shares they are taken to be interested pursuant to Part 22 of the Act and related regulations (including their immediate family, family trusts and related companies) have dealt for value in A Shares (including by means of dealing in ADSs) as follows:

Name	Scheme	Nature of transaction	Number of shares acquired in NDS
Roger W. Einiger	LTIP	Vesting of conditional award	1,250
Nathan Gantcher	LTIP	Vesting of conditional award	1,250
Abraham Peled	LTIP	Vesting of conditional award	8,356
Peter J. Powers	LTIP	Vesting of conditional award	1,250

No other NDS Directors dealt for value in A shares during the Disclosure Period.

6.	Interests in relevant securities of News Corporation

6.1	As at [•] 2008 (the latest practicable date prior to the publication of this document), the interests of the NDS Directors and those persons whose interests in shares the NDS Directors are taken to be interested in pursuant to Part 22 of the Act and related regulations (including their immediate families, family trusts and related companies), in the share capital of News Corporation were as follows:

•	Nathan Gantcher is interested in 54,300 ordinary shares in News Corporation and 23,184 shares of the A stock via investment made by EXOP Investors LLC (in which he is a partner).

[1]	Both Options and LTIPs vest at a rate of 25% per year, however options begin to vest one year after the date of grant where as LTIPs begin to vest immediately after the date of grant.

7.	Dealings in the relevant securities of News Corporation

7.1	During the Disclosure Period, there were no dealings in the share capital of News Corporation by the NDS Directors, their immediate families, related trusts or (so far as the NDS Directors are aware having made due and careful enquiry) any other person whose interest in the capital of News Corporation an NDS Director is taken to be interested in pursuant to Part 22 of the Act.

8.	Interests and dealings – general

8.1	Save as disclosed in paragraphs 4 to 5 above, as at [•] 2008, being the latest practicable date prior to the publication of this document,

(a)	neither the Bidcos nor News Corporation, or any member of the News Corporation Group, nor any person in whose shares the directors of the Bidcos, NDS Holdco or News Corporation are taken to be interested in pursuant to Part 22 of the Act and related regulations (including their immediate family, family trusts and related companies), nor any person acting in concert with the Bidcos or News Corporation nor any person with whom the Bidcos or News Corporation or any person acting in concert with it, owned, controlled or was interested, directly or indirectly, in or had a right to subscribe for, any relevant securities of NDS or held any short positions in relevant securities of NDS (whether conditional or absolute and whether in the money or otherwise, including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery), nor has any such person dealt for value in relevant securities of NDS during the Disclosure Period; and

(b)	neither of the Bidcos, News Corporation, nor any person acting in concert with them, has borrowed or lent any relevant securities of NDS, save for any borrowed shares which have been either on-lent or sold.

8.2	Save as disclosed in paragraphs 6 and 7 above, as at [•] 2008, being the latest practicable date prior to the publication of this document:

(a)	no member of the NDS Group, nor any of the NDS Directors, nor any person in whose shares the NDS directors are taken to be interested in pursuant to Part 22 of the Act and related regulations (including their immediate family, family trusts and related companies), and no companies which are associates of any member of the NDS Group, owned, controlled or was interested, directly or indirectly, in or had a right to subscribe for, any relevant securities of either of the Bidcos or News Corporation or held any short positions in relevant securities of the Bidcos or News Corporation (whether conditional or absolute and whether in the money or otherwise, including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery), nor has any such person dealt for value in relevant securities of NDS during the Disclosure Period;

(b)	no pension funds of NDS or of any company which is an associate of NDS (excluding pension funds which are independently managed) owned, controlled or was interested, directly or indirectly, in or had a right to subscribe for, any relevant securities of NDS, the Bidcos or News Corporation or held any short positions in relevant securities of NDS, the Bidcos or News Corporation (whether conditional or absolute and whether in the money or otherwise, including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery), nor has any such person dealt for value in relevant securities of NDS during the Disclosure Period;

(c)

no employee benefit trusts of NDS or of any company which is an associate of NDS, owned, controlled or was interested, directly or indirectly, in or had a right to subscribe for, any relevant securities of NDS, the Bidcos or News Corporation or held any short positions in relevant securities of NDS, the

Bidcos or News Corporation (whether conditional or absolute and whether in the money or otherwise, including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery), nor has any such person dealt for value in relevant securities of NDS during the Disclosure Period; and

(d)	neither NDS, nor any person acting in concert with NDS, has borrowed or lent any relevant securities of NDS, save for any borrowed shares which have been either on-lent or sold.

8.3	Save as disclosed herein, as at [•] 2008, being the latest practicable date prior to the publication of this document, no persons have given any irrevocable undertaking or other commitment to vote in favour of the Scheme or the Special Resolution to be proposed at the Extraordinary General Meeting.

8.4	Save as disclosed herein, none of: (i) the Bidcos, News Corporation or any person acting in concert with the Bidcos or News Corporation; or (ii) NDS or any associate of NDS, has any arrangement of the kind referred to in Note 6(b) on Rule 8 of the City Code in relation to relevant securities of NDS or relevant securities of the Bidcos. For the purposes of this part of the document, “arrangement” includes an indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature which may be an inducement to deal or refrain from dealing.

8.5	Save as disclosed herein, as at [•] 2008, being the latest practicable date prior to the publication of this document, no agreement, arrangement or understanding (including any compensation arrangement) exists between NDS or any person acting in concert with it and any of the NDS Directors or the recent directors, shareholders or recent shareholders of NDS or any person interested or recently interested in A Shares having any connection with or dependence upon or which is conditional upon the Scheme.

8.6	There is no agreement, arrangement or understanding whereby the beneficial ownership of any A Shares to be acquired by the Bidcos pursuant to the Scheme will be transferred to any other person save that the Bidcos reserve the right to transfer any such shares to any of the Permira Entities after the Effective Date.

8.7	No relevant securities of NDS have been redeemed or purchased by NDS during the Disclosure Period.

References in this paragraph 8 to:

(a)	“acting in concert” with a party means such person acting or deemed to be acting in concert with that party for the purposes of the City Code (save in respect of any connected advisers (including any person controlling, controlled by or under the same control as any connected adviser));

(b)	an “associate” are to:

(i)	NDS’s parent, subsidiaries and fellow subsidiaries, and their associated companies, and companies of which such companies are associated companies (for this purpose ownership or control of 20 per cent. or more of the equity share capital of a company is regarded as the test of associated company status);

(ii)	connected advisers and persons controlling, controlled by or under the same control as such connected advisers;

(iii)	the directors of NDS and News Corporation and the directors of any company covered in (i) above (together, in each case, with their close relatives and related trusts);

(iv)	any pension funds of NDS or News Corporation or any company covered in (i) above;

(v)	any investment company, unit trust or other person whose investments an associate manages on a discretionary basis, in respect of the relevant investment accounts;

(vi)	an employee benefit trust of NDS or News Corporation or any company covered in (i) above; and

(vii)	a company having a material trading arrangement with NDS or News Corporation;

(c)	“connected adviser” has the meaning given to it in the City Code;

(d)	ownership or control of 20 per cent. or more of the equity share capital of a company is regarded as the test of associated company status and “control” means a holding or aggregate holdings of shares carrying 30 per cent. or more of the voting rights attributable to the share capital of the company which are currently exercisable at a general meeting, irrespective of whether the holding gives de facto control;

(e)	“interest” or “interests” in securities shall have the meaning given to it in the City Code; and

(f)	“relevant securities” include references to:

(i)	securities of NDS which are being offered for or which carry voting rights;

(ii)	equity share capital of NDS;

(iii)	securities of NDS carrying conversion or subscription rights into any of the foregoing; and

(iv)	options in respect of, and derivatives referenced to, any of the foregoing.

9.	Directors’ Service Contracts

(a)	Executive Directors

NDS has one executive director, Dr. Peled. Dr. Peled has agreed to enter into a new service agreement (“Service Agreement”) with NDS in connection with the Scheme. Under the Service Agreement, Dr. Peled will be appointed Chief Executive Officer of NDS on substantially the same terms as the current employment agreement between Dr. Peled and NDS. The term of the Service Agreement shall continue indefinitely unless either party provides the other party with twelve months’ prior written notice of such party’s decision to terminate the Service Agreement. If during the term of the Service Agreement NDS decides to appoint a Chairman then in addition to his appointment as Chief Executive Officer, Dr. Peled shall be appointed as Chairman, without any further compensation.

Pursuant to the terms of the Service Agreement, Dr. Peled will receive a base salary of £750,000 per annum and a minimum bonus of £375,000 for the financial year ending 30 June 2009. Any increase in the base salary, or any additional bonuses to be paid to Dr. Peled, shall be at the sole discretion of the Compensation Committee. Dr. Peled shall continue to participate in any group medical, dental, disability and other similar benefit plans in effect at the time the Service Agreement is entered into or subsequently adopted by NDS during the term of the Service Agreement, applicable to senior executives of NDS. Dr. Peled will also be entitled to the use of an appropriate automobile, an annual housing allowance of up to £100,000 to be paid monthly and NDS shall reimburse all travel and other expenses properly and reasonably incurred by Dr. Peled in the discharge of his duties. The Service Agreement contains customary confidentiality, non-competition, non-solicitation, and cooperation provisions.

Directors’ fees are not paid to Directors who are executives or employees of NDS because the responsibilities of board membership are considered in determining compensation paid as part of the executives’ normal employment conditions.

As appointees to the board by News Corporation, David F. DeVoe, Lawrence A. Jacobs and Arthur M. Siskind receive no compensation for their services as directors of NDS.

(b)	Non-Executive Directors

The following terms apply to the non-executive directors:

Non-Executive Director	Date of Appointment	Year Term Expires	Fees Earned or Paid in Cash[1]
Roger W. Einiger	2004	2008	$92,500.00
Nathan Gantcher	2004	2009	$92,500.00
Peter J. Powers	2000	2010	$103,500.00

The basic fees payable to the directors who are non-executive directors are determined by the board of NDS. In determining non-executive director compensation, the board reviewed data provided by NDS’s independent compensation consultant concerning compensation paid to directors by the Company’s peer group of companies, considered the appropriateness of the form and amount of non-executive director compensation and considered director compensation with a view toward attracting and retaining qualified non-executive directors. The policy of the board is that compensation for non-executive directors should be competitive and fairly pay such directors for work required for a company of NDS’s size and complexity. In addition, the board believes that non-executive director compensation should include equity-based compensation in addition to cash compensation in order to align those directors’ interests with the long-term interests of shareholders.

Directors are not compensated per meeting attended. The annual retainers for the non-executive directors’ service on the board and its committees during the fiscal year ended 30 June 2008 was as follows:

Description	Amount
Annual Cash Retainer	$77,500.00
Audit Committee Chair Annual Retainer	$11,000.00
Audit Committee Member Annual Retainer	$15,000.00

Pursuant to the Articles, the aggregate amount that NDS may expend for compensation of non-executive directors cannot exceed $1,000,000 per annum.

[1]	For fiscal year ended 30 June 2008.

10.	Market quotations

The following table shows the closing middle market prices for ADSs as derived from NASDAQ for: (i) the first dealing day of each of the six months immediately prior to the date of this document; (ii) the Business Day of the Initial Announcement, being 27 June 2008 (the Initial Announcement being released after the close of trading); and (iii) the latest practicable date prior to the posting of this document, being [•] 2008:

Date	Closing Middle Market Price (US$)
2 June 2008	52.13
27 June 2008	49.70
1 July 2008	58.34
1 August 2008	57.40
2 September 2008	60.60
1 October 2008	55.27
3 November 2008	47.40
[•] 2008	[	•]

The middle market price for ADSs, is calculated as the average of the closing prices on NASDAQ as at the date stated or, if not a trading day, the previous closing price prior to that date.

11.	Material contracts

The following contracts, not being contracts entered into in the ordinary course of business, have been entered into by members of the NDS Group during the period beginning on 27 June 2006 and ending on [•] 2008 (being the latest practicable date prior to the publication of this document), are or may be material:

(A)	Implementation Agreement

The Implementation Agreement is described in Paragraph 8 of Part II of this document.

(B)	Stockholders Agreement

Each of News Corporation, NDS Holdco and the Bidcos have undertaken to enter into the Stockholders Agreement upon the Scheme becoming Fully Effective, and have each further undertaken to procure that NDS enters into the Stockholders Agreement upon the Scheme becoming Fully Effective. The Senior Management shall enter into the Stockholders Agreement prior to acquiring any Hurdle Shares or Manager B Shares. The Stockholders Agreement provides for the following matters:

(a)	The Board of Directors

The business and affairs of NDS will be managed by a board of directors initially be composed of seven directors: three individuals designated by News Corporation (the “Class A Directors”); three individuals designated by the Bidcos (the “Class B Directors”), and one individual designated by mutual written consent of News Corporation and the Bidcos who shall serve as the Chief Executive Officer of NDS (the “Class C Director”). The Class A Directors and the Class B Directors may be removed, at any time with or without cause, only by the party that designated such director. The Class C Director may be removed at any time, with or without cause, by the mutual consent of News Corporation and the Bidcos.

(b)	Actions by the Board of Directors

Generally, the board of directors will act by majority resolution. However, the stockholders agreement will provide that, subject to certain exceptions, the following actions may only be taken following approval of a resolution by a majority of the board of directors and by one Class A Director and one Class B Director:

(i)	amend the Stockholders Agreement, the Management Investment Agreement or any organizational documents of NDS;

(ii)	issue, deliver, grant, sell or exchange or agree to issue, deliver, grant, sell or exchange, any shares, equity interests, warrants, rights, options or other securities of NDS or any of its subsidiaries, except for issuances pursuant to the Management Investment Agreement or in accordance with the stock option plan or to effect any reorganization or debt capitalization within the NDS Group (provided that such reorganization or recapitalization only includes the issuing of shares or interests to other members of the NDS Group);

(iii)	repurchase, redeem or otherwise acquire for any consideration any securities or declare, set-aside or pay any dividends, distributions or other payments (whether in cash, stock or other non-stock property) of earnings or capital in respect of any Securities;

(iv)	acquire or exchange with any third party any stock, assets, properties or business of any third party for a gross consideration in excess of $20 million in the aggregate in any given year;

(v)	sell, assign, transfer, lease, license or otherwise dispose of, in any single transaction or related series of transactions, any of its assets, properties or businesses whose market value is in excess of $20 million in the aggregate in any given year;

(vi)	incur or guarantee any indebtedness in excess of $10 million (in the aggregate in any given year) over the amounts available under the agreements relating to the Credit Facilities or refinance any indebtedness incurred pursuant such agreements or mortgage, pledge or otherwise voluntarily encumber any of its assets, other than in connection with any incurrence of indebtedness operating in the ordinary and normal course of trading;

(vii)	approve the NDS Group annual operating plan or annual budget or any material modification thereto;

(viii)	cause any material change in the nature NDS’s business;

(ix)	enter into or amend any material transaction with (1) any person who is or was an executive officer or director of NDS, (2) any person or group of persons that beneficially owns more than 5 per cent. of the B ordinary shares or any Affiliate of any such person (excluding limited partners or investors of funds advised by Permira Advisers LLP) (3) any family member of any of the foregoing, or (4) any firm, corporation or other entity in which any of the foregoing is employed or which is owned or controlled in substantial part by any of the foregoing;

(x)	commence, compromise, settle or dismiss a judicial action, suit or claim or legal, administrative or arbitration proceeding, investigation or review, including any settlement or compromise thereof or judgment or award therein, except for any such action, suit, claim, proceeding, investigation or review brought in the ordinary course where the amount of potential damages would not reasonably be expected to exceed $5 million in the aggregate in any given year or in respect of any material intellectual property of the NDS Group;

(xi)	modify the terms of employment of the chief executive officer of NDS;

(xii)	adopt or modify any equity-based or cash incentive plan for management of the NDS Group or adopt (or modify the terms of) any share option plan;

(xiii)	enter into or modify any licensing arrangement with respect to the material intellectual property of NDS and its subsidiaries or dispose of any such material intellectual property;

(xiv)	authorize, commit or make any capital expenditures, capital additions or capital improvements in the aggregate in excess of $5 million more than the amount authorized in the annual operating plan of the NDS Group or the annual budget of the NDS Group;

(xv)	modify any of NDS’s accounting principles and practices or replace NDS’s auditors or independent public accountants; and

(xvi)	pass any resolution for its winding up or present any petition for its administration or vary, create, increase, reorganize, consolidate, subdivide, convert, reduce, redeem, repurchase, redesignate or otherwise alter its authorized or issued share capital or vary, modify, abrogate or grant any rights attaching to any such share capital.

The Stockholders Agreement will provide that, if, from time to time, any proposed annual operating plan or budget of the NDS Group is not approved in accordance with sub-paragraph (vii) above, then NDS will continue to be managed in accordance with the last duly approved annual operating plan or budget, subject to certain agreed adjustments.

(c)	Call Option

The Stockholders Agreement will provide that NDS may at any time on or after the Fully Effective Date require Dr. Peled to sell up to a maximum aggregate number of 103,765 Hurdle Shares and 4,952 B Shares to existing and future managers and employees as determined by the compensation committee of NDS at a price to be agreed between Dr. Peled and that committee or, in the absence of such an agreement, as determined by the board of directors or if no agreement is reached, then an independent expert in accordance with the terms of the stockholders agreement.

(d)	Rights to Compel a Qualifying IPO

The Stockholders Agreement will provide that at any time after the third anniversary of the Fully Effective Date, the Bidcos (and their permitted transferees under the stockholders agreement) may cause NDS to effect a Qualifying IPO (as defined therein), provided that if, in the opinion of the managing underwriter(s) or coordinator(s) appointed by NDS in respect of the Qualifying IPO, the number of B Shares which NDS intends to offer for subscription is greater than the largest number of securities which can be offered for subscription or sold without materially affecting the price at which such securities can be offered or sold.

(e)	Post-IPO Sales of NDS Shares

The Stockholders Agreement will provide that at anytime following a Qualifying IPO, when both News Corporation and the Bidcos hold in aggregate at least 10.0 per cent. of the issued equity share capital of NDS, if News Corporation or the Bidcos wish to dispose of any interest in the B Shares such disposing party must provide reasonable notice of its intention to dispose to the members of the non-disposing group and may be required by the non-disposing group to comply with certain conditions.

(f)	Compulsory Transfer

For a period of one year following the date upon which a member of the Senior Management ceases to be employed, or engaged as a consultant, by the NDS Group, the compensation committee may require such person to transfer a pre-agreed number of B Shares and Hurdle Shares to any of the following persons:

(i)	any person replacing the Senior Manager;

(ii)	another director, officer or employee of the NDS Group;

(iii)	the employee benefit trust to be established by NDS prior to the effectiveness of the Scheme; or

(iv)	a custodian or nominee pending the nomination of a transferee listed above.

(g)	Termination

The stockholders agreement may be terminated, subject to certain limitations, on the occurrence of any of the following events:

(i)	a Qualifying IPO (as defined therein);

(ii)	sale of all of the assets or equity interests of NDS to a third party;

(iii)	with respect to any stockholder in NDS, at the time such person ceases to hold any shares in NDS; and

(iv)	the mutual written consent of News Corporation and the Bidcos.

(h)	Agreements of the Management Investors

In the Stockholders Agreement, the Senior Management will undertake, among other things and subject to certain limitations, not to (1) engage in any business which competes with the business of the NDS Group, (2) solicit an employee or former employee of the NDS Group, or (3) use or disclose confidential information of the NDS Group to any person.

(i)	Fees and Expenses

The stockholders agreement will provide that NDS shall pay:

(i)	on the Fully Effective Date, fees of $15,455,550 to the Bidcos and $14,849,450 to News Corporation in connection with the consummation of Proposals;

(ii)	an annual monitoring fee of $1,000,000 to each of Permira IV Managers L.P. (which is an affiliate of the Bidcos) and News Corporation (or, in each case, their respective designee), payable half-yearly in arrears and paid pro rata in respect of the period from the Fully Effective Date to the date of the first scheduled payment; and

(iii)	if at the time of a Qualifying IPO or a Change of Control Event (each as defined therein), the board of directors so determines, an exit fee in an amount to be determined by the board of directors, to be paid equally to each of the Bidcos and News Corporation provided that the amounts payable shall not exceed in the aggregate two per cent. of the Deemed Exit Proceeds (before deduction of the costs of such Qualifying IPO or Change of Control Event).

12.	No material change

Save as disclosed in this document, in the quarterly report of NDS on form 10-Q filed with the SEC on 30 October 2008 or in any subsequent publicly available filings made by NDS with the SEC, the NDS Directors are not aware of any material change in the financial or trading position of NDS since 30 June 2008, being the date to which the latest published audited accounts of NDS were drawn up.

13.	Sources and bases of information

The closing price of an ADS is the middle market price extracted from NASDAQ for the relevant day.

Unless otherwise stated the financial information relating to NDS and the NDS Group is extracted either from NDS’s quarterly report on form 10-Q filed with the SEC on 30 October 2008 or NDS’s annual report on form 10-K filed with the SEC on 8 August 2008.

14.	Consents

Each of Citi, Goldman Sachs International, Morgan Stanley & Co. Limited and JP Morgan Plc has given and not withdrawn its written consent to the issue of this document with the inclusion of references to its name in the form and context in which they are included.

15.	No set-off

Settlement of the consideration to which each Scheme Shareholder is entitled under the Scheme will be implemented in full in accordance with the terms of the Scheme without regard to any lien or right of set-off, counter-claim or other analogous right to which the Bidcos may otherwise be or claim to be, entitled against such Scheme Shareholder. For the avoidance of doubt, this paragraph does not apply to holders of options under the NDS Share Schemes who elect to exercise their options using a cashless exercise facility.

In accordance with the terms of the Deposit Agreement, ADS Holders will receive their consideration in respect of the A Shares underlying their ADSs from the Depositary upon the surrender of their ADSs, net of any taxes, governmental charges and fees (including cancellation fees) due to the Depositary in accordance with the terms of the Deposit Agreement.

16.	Documents available for inspection

Copies of the following documents will be available for inspection during normal business hours on Monday to Friday of each week (public holidays excepted) up to and including the Fully Effective Date at the registered office of NDS being 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ and at the office of Weil, Gotshal & Manges, One South Place, London, EC2M 2WG:

(a)	this document and the Forms of Proxy;

(b)	the memorandum and articles of association of NDS;

(c)	NDS’s annual report on form 10-K filed with the SEC on 8 August 2008;

(d)	NDS’s quarterly report on form 10-Q filed with the SEC on 30 October 2008;

(e)	the audited consolidated accounts of NDS for the years ended 30 June 2007 and 30 June 2008;

(f)	the material contracts referred to in paragraph 11;

(g)	the written consents referred to in paragraph 14 above;

(h)	the service contracts of each of the NDS Directors;

(i)	each of the irrevocable undertakings referred to in paragraph 3 above;

(j)	the Implementation Agreement, including any amendment thereto; and

(k)	the Transaction Statement.

PART VII

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	No. of 2008 CHANCERY DIVISION

COMPANIES COURT

IN THE MATTER OF NDS GROUP PLC

- and -

IN THE MATTER OF THE COMPANIES ACT 1985 AND THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

BETWEEN

NDS GROUP PLC

AND

THE HOLDERS OF ITS

CANCELLATION SHARES

AND

THE HOLDER OF ITS

RELEVANT B SHARES

AND

THE HOLDERS OF ITS

SENIOR MANAGEMENT

SHARES

(as hereinafter defined)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

1985 Act	the Companies Act 1985 (as amended)

A Shares	the existing unconditionally allotted or issued and fully paid Series A ordinary shares of $0.01 each in the capital of NDS

Act	the Companies Act 2006 (as amended)

Acquisition	the proposed acquisition by the Bidcos of the New NDS Shares in consideration for the payment of the Acquisition Consideration to the Scheme Shareholders, who are registered as such at the Scheme Record Time, pursuant to the terms of the Scheme

Acquisition Consideration	the cash sum of $47.70 per Scheme Share to be paid by the Bidcos to the Scheme Shareholders who are registered as such at the Scheme Record Time pursuant to the terms of the Scheme

ADS	an American Depositary Share representing one A Share

Aggregate Acquisition Consideration	the total amount in US Dollars of the Acquisition Consideration to be paid by the Bidcos to the Scheme Shareholders who are registered as such at the Scheme Record Time, pursuant to the terms of the Scheme

B Shares	the existing unconditionally allotted or issued and fully paid Series B ordinary shares of $0.01 each in the capital of NDS

Bidco 1	Nuclobel Lux 1 S.àr.l., a limited liability company incorporated in Luxembourg, registered with the Luxembourg Register of Trade and Companies with company number B139764 and whose registered office is at 282, route de Longwy L-1940 Luxembourg, and which was formed by funds advised by Permira Advisers LLP for the purposes of the Acquisition and the Scheme and which is ultimately owned and controlled by funds advised by Permira Advisers LLP

Bidco 2	Nuclobel Lux 2 S.àr.l., a limited liability company incorporated in Luxembourg, registered with the Luxembourg Register of Trade and Companies with company number B139747 and whose registered office is at 282, route de Longwy L-1940 Luxembourg, and which was formed by funds advised by Permira Advisers LLP for the purposes of the Acquisition and the Scheme and which is ultimately owned and controlled by funds advised by Permira Advisers LLP

Bidcos	Bidco 1 and Bidco 2, and “Bidco” means either one of them

Business Day	a day (other than Saturday, Sunday or a public holiday), on which banks in the City of London, New York City and Luxembourg are open for business generally

Cancellation Shares	the A Shares allotted or in issue at the date of the Circular, excluding the Senior Management Shares, together with any further A Shares (if any):

(i)	allotted or issued, other than to the Senior Management, after the date of the Circular and prior to the Court Meeting; and

(ii)	allotted or issued, other than to the Senior Management, after the Court Meeting and prior to the Scheme Record Time either on terms that the original or any subsequent holder thereof shall be bound by the Scheme or in respect of which the holder thereof shall have agreed in writing to be bound by the Scheme

Circular	the document dated [•] 2008 sent by NDS to the holders of its A Shares of which this Scheme forms part

Court	the High Court of Justice in England and Wales

Court Meeting	the meeting of the holders of Scheme Shares convened by order of the Court pursuant to Part 26 of the Act to consider and, if thought fit, approve this Scheme, including any adjournment thereof

Deferred Shares	the 42,000,002 deferred shares of £1.00 per share in the capital of NDS

Effective Date	the date on which this Scheme becomes effective in accordance with Clause 3 of this Scheme

Extraordinary General Meeting	the extraordinary general meeting of NDS, notice of which is set out in the Circular, including any adjournment thereof

First Court Hearing	the hearing of the Court to sanction the Scheme and to confirm under Section 137 of the 1985 Act the cancellation of the Deferred Shares and the re-registration of NDS as a private company in accordance with Section 139(3) of the 1985 Act

First Court Order	the order of the Court under Section 899 of the Act sanctioning the Scheme and confirming under Section 137 of the 1985 Act the cancellation of the Deferred Shares and ordering that NDS be re-registered as a private company in accordance with Section 139(3) of the 1985 Act

Fully Effective Date	the date on which this Scheme becomes fully effective in accordance with Clause 11 of this Scheme

Management Investment Agreement	the investment agreement entered into by Dr. Peled, Mr. Koussios, News Corporation and the Bidcos on 14 August 2008, and to which the Senior Management (other than Dr. Peled and Mr. Koussios) have subsequently adhered to, in respect of the Senior Management’s subscription for shares in the capital of the Company

members	members of NDS registered as such in the register of members of NDS at any relevant date

NDS or Company	NDS Group plc, incorporated in England and Wales with company number 01950497 and whose registered office is at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ

New NDS Shares	the new B Shares to be issued to, or subscribed by, the Bidcos in accordance with the terms of the Scheme

News Distribution	pursuant to the Scheme the aggregate cash payment of approximately $1,524.5 million to be paid by NDS to News Corporation (as designee of NDS Holdco), and the issue to NDS Holdco by NDS of the News Loan Notes

News Loan Notes	the 13 per cent. fixed rate guaranteed secured loan notes in an initial aggregate principal amount of $242 million to be issued by NDS to NDS Holdco as part of the News Distribution

Registrar	the Registrar of Companies in England and Wales

Relevant B Shares	28,040,128 B Shares

Scheme	this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by NDS, News Corporation and the Bidcos

Scheme Record Time	6.00 p.m. on the Business Day immediately preceding the Second Court Hearing Date

Scheme Share Consideration	the aggregate of the Acquisition Consideration and the Scheme Share Distribution, being $63.00 per Scheme Share

Scheme Share Distribution	the cash distribution of $15.30 per Scheme Share to be paid by NDS to the Scheme Shareholders who are registered as such at the Scheme Record Time, pursuant to the terms of the Scheme

Scheme Shares	the Cancellation Shares and the Senior Management Shares

Scheme Shareholders	holders of Scheme Shares

Second Court Hearing	the hearing by the Court to confirm under Section 137 of the 1985 Act each of the capital reductions set out in Clause 4 of this Scheme

Second Court Order	the order of the Court under Section 137 of the 1985 Act confirming each of the capital reductions set out in Clause 4 of Part VII of this Scheme document

Senior Management	the fifteen senior employees of NDS (or of a number of the NDS Group) who are party to the Management Investment Agreement

Senior Management Shares	the A Shares allotted or in issue at the date of the Circular which are held by Senior Management, together with any further A Shares (if any):

(i)	allotted or issued to the Senior Management after the date of the Circular and prior to the Court Meeting; and

(ii)	allotted or issued to the Senior Management on or after the Court Meeting and prior to the Scheme Record Time either on terms that the original or any subsequent holder thereof shall be bound by the Scheme or, in respect of which the holder thereof shall have agreed in writing to be bound by the Scheme.

United States or US	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia

US Dollars or $	US dollars, the lawful currency of the United States

and references to Clauses are to Clauses of this Scheme.

(B)	The authorised share capital of NDS at the date of this Scheme is £42,000,002 and $1,000,000 divided into 42,000,002 Deferred Shares of £1.00 each, 48,000,000 A Shares of $0.01 each and 52,000,000 B Shares of $0.01 each.

(C)	The issued share capital of NDS as at the date of this Scheme is 42,000,002 Deferred Shares, [16,428,228] A Shares and 42,001,000 B Shares, all credited as fully paid, and the remainder remain unissued.

(D)	At the date of this Scheme, the Bidcos do not hold and are not the beneficial owners of any A Shares or ADSs.

(E)	The Bidcos, NDS Holdco and Senior Management have agreed to appear by Counsel on the hearing of the petition to sanction this Scheme and to submit to be bound by and to undertake to the Court to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by each of them for the purpose of giving effect to this Scheme.

THE SCHEME

PART 1

1.	Cancellation of the Deferred Shares

1.1	The capital of NDS shall be reduced by cancelling and extinguishing the Deferred Shares, for no consideration.

1.2	With effect from and including the Effective Date all certificates representing the Deferred Shares shall cease to have effect as documents of title to the Deferred Shares comprised therein and every holder of Deferred Shares shall be bound at the request of NDS to deliver up the same to NDS or as it may direct.

2.	Re-registration as a private limited company and amendments to the articles

In accordance with, and under the powers of the Court set out in, Section 139(3) of the 1985 Act:

(i)	NDS shall be re-registered as a private limited company; and

(ii)	the name of the Company shall be changed to “NDS Group Limited”, and such change shall be made in the memorandum and articles of association of the Company.

3.	The date on which Part 1 becomes effective

3.1	The matters set out in this Part 1 of the Scheme shall become effective as soon as a copy of the First Court Order sanctioning this Scheme under Part 26 of the Act and confirming under Section 137 of the 1985 Act the reduction of capital provided for by this Part 1 of this Scheme shall have been delivered to the Registrar for registration and, in the case of the confirmation of the reduction of capital, registered by him.

PART 2

4.	Cancellation of the Scheme Shares

4.1	The capital of NDS shall be reduced by cancelling and extinguishing the Scheme Shares and the Relevant B Shares. Consideration will be paid as set out in Clauses 5 and 7 with regard to the Scheme Shares and the Relevant B Shares.

4.2	Subject to and forthwith upon the said reduction of capital in Clause 4.1 taking effect, the authorised share capital of NDS shall be increased to 52,000,000 B Shares by the creation of 28,040,128 B Shares, including the New NDS Shares, having the same rights as the existing B Shares.

4.3	Subject to and forthwith upon the said reduction of capital in Clause 4.1 taking effect, the Bidcos shall be obliged to subscribe in cash, at $63.00 per New NDS Share, for the number of New NDS Shares as determined by the following formula:

Where:

N =	the number of New NDS Shares to be subscribed for by the Bidcos

B =	$915,434,312

For the avoidance of doubt, in the event that N is zero or less, the Bidcos will not be obliged to subscribe for any New NDS Shares under this Clause 4.3.

4.4	Subject to and forthwith upon the said reduction of capital in Clause 4.1 taking effect, the reserve arising in the books of account of NDS as a result of the reduction and cancellation of the Scheme Shares in Clause 4.1 shall be capitalised and applied in paying up in full at par the number of New NDS Shares derived by subtracting the number of New NDS Shares to be subscribed for by the Bidcos in accordance with Clause 4.3 (that is, “N”), from 14,530,703.

4.5	In relation to Clauses 4.3 and 4.4 above, any New NDS Shares shall be subscribed by or issued to the Bidcos in the following proportions (or as nearly possible thereto as the circumstances may permit):

(i)	Bidco 1 shall subscribe for or be issued 19.437361 per cent. of any New NDS Shares; and

(ii)	Bidco 2 shall subscribe for or be issued 80.562639 per cent. of any New NDS Shares.

5.	Consideration for the cancellation of the Scheme Shares

5.1	In consideration for the cancellation of the Scheme Shares and the allotment and issue of the New NDS Shares as provided in Clause 4, the Bidcos shall pay to or for the account of the holders of Scheme Shares (as appearing in the register of members of NDS at the Scheme Record Time), the following amount:

the Acquisition Consideration of	$47.70 per Scheme Share

5.2	Bidco 1 shall be liable to pay 19.437361 per cent. and Bidco 2 shall be liable to pay 80.562639 per cent. of the Acquisition Consideration payable under Clause 5.1.

5.3	In addition, NDS shall pay to or for the account of the holders of Scheme Shares (as appearing in the register of member of NDS at the Scheme Record Time) the following amount:

the Scheme Share Distribution of	$15.30 per Scheme Share

having declared such distribution subsequent to the First Court Hearing, and prior to and conditional upon the Second Court Order being granted.

6.	Consideration for the subscription for New NDS Shares

6.1	In the event that the Bidcos are required to subscribe for New NDS Shares in accordance with Clause 4.3, the Bidcos shall immediately upon the Scheme becoming Fully Effective, pay to the Company the amount which equals the number of New NDS Shares to be subscribed for in accordance with Clause 4.3, multiplied by $63.00.

6.2	Bidco 1 shall be liable to 19.437361 per cent. and Bidco 2 shall be liable to pay 80.562639 per cent. or the total consideration to be paid in accordance with Clause 6.1.

7.	Consideration for the cancellation of the Relevant B Shares

7.1	In consideration for the cancellation of the Relevant B Shares, NDS shall pay to News Corporation the cash element of the News Distribution (as designee of NDS Holdco) and the News Loan Notes will be issued to NDS Holdco.

8.	Payments

8.1	Not more than one Business Day after the Fully Effective Date, the Bidcos and NDS shall despatch or procure the despatch to the persons entitled thereto, or, as they may direct, in accordance with the provisions of Clause 8.4, cheques for the sums payable to them respectively in accordance with Clauses 5.1, 5.3 and 6.1 (or otherwise make payment of such sums to such persons in such alternative manner as may be agreed after the date of this Scheme between the Bidcos, NDS and such persons), or, in the event that a paying agent is appointed after the date of this Scheme for the purposes of making payments to Scheme Shareholders pursuant to this Scheme, the Bidcos and NDS shall make payment to such paying agent of the sums payable to the Scheme Shareholders in accordance with Clauses 5.1 and 5.3 not more than one Business Day after the Fully Effective Date, and shall procure that such paying agent makes payment of such sums (by the despatch of cheques in accordance with the provisions of Clauses 8.3 and 8.4 for such sums) to the relevant Scheme Shareholders as soon thereafter as is reasonably practicable, and in any event, within five Business Days of the Fully Effective Date.

8.2	Not more than one Business Day after the Fully Effective Date, NDS shall:

(i)	pay to News Corporation the cash element of the News Distribution by electronic funds transfer for same day value; and

(ii)	issue and deliver the News Loan Notes to NDS Holdco.

8.3	All deliveries of cheques to be made pursuant to this Scheme shall be effected by sending the same by first class post in prepaid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the register of members of NDS or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in such register (except, in either case, as otherwise directed in writing) at the Scheme Record Time (or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in the said register in respect of such joint holding at such time) or in accordance with any special instructions regarding communications, and none of NDS or either of the Bidcos shall be responsible for any loss or delay in the transmission or delivery of any cheques sent in accordance with this sub-clause which shall be sent at the risk of the persons entitled thereto.

8.4	All cheques shall be in US Dollars and shall be made payable to the person to whom in accordance with the foregoing provisions of this Clause 8 the envelope containing the same is addressed and the encashment of any such cheque shall be a complete discharge to the Bidcos and NDS for the moneys represented thereby.

8.5	The provisions of this Clause 8 shall be subject to any condition or prohibition imposed by law.

9.	Certificates and cancellations

With effect from and including the Fully Effective Date all certificates representing Scheme Shares and the Relevant B Shares shall cease to have effect as documents of title to the Scheme Shares and the Relevant B Shares comprised therein and every holder of Scheme Shares or Relevant B Shares shall be bound at the request of NDS to deliver up the same to NDS or as it may direct.

10.	Dividend mandates

Each mandate relating to the payment of dividends on any A Shares and other instructions given to NDS by Scheme Shareholders in force at the Scheme Record Time shall, as from the Fully Effective Date, cease to be valid.

11.	The Fully Effective Date

11.1	This Scheme shall become fully effective, including all matters set out in this Part 2 (the matters in Part 1 having previously become effective in accordance with Clause 3) as soon as a copy of the Second Court Order confirming under Section 137 of the 1985 Act the reductions of capital provided for by this Part 2 of this Scheme shall have been delivered to the Registrar for registration and, in the case of the confirmation of the reductions of capital, registered by him.

11.2	Unless this Scheme shall have become fully effective on or before 25 February 2009, or such later date, if any, as NDS, News Corporation and the Bidcos may agree and the Court may allow, this Scheme shall never become fully effective.

12.	Modification

NDS, News Corporation and the Bidcos may consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.

13.	Governing Law

This Scheme is governed by English law and is subject to the jurisdiction of the courts of England.

Dated [•] 2008

PART VIII

DEFINITIONS

Unless otherwise indicated, all references to times in this document are to London times.

1985 Act	the Companies Act 1985 (as amended)

A Share Reduction	the proposed reduction and cancellation of the Scheme Shares in accordance with the Scheme and to be implemented in accordance with Sections 135 to 138 of the 1985 Act

A Shareholders	holders of A Shares from time to time

A Shares	the Series A ordinary shares of $0.01 each in the capital of NDS

Acquisition	the proposed acquisition by the Bidcos of the New NDS Shares in consideration for the payment of the Acquisition Consideration to the Scheme Shareholders who are registered as such at the Scheme Record Time pursuant to the terms of the Scheme

Acquisition Consideration	the cash sum of $47.70 per Scheme Share to be paid by the Bidcos to the Scheme Shareholders who are registered as such at the Scheme Record Time pursuant to the terms of the Scheme

Act or Companies Act	the Companies Act 2006 (as amended)

ADR	American Depositary Receipts issued by the Depositary evidencing the ADSs

ADS	an American Depositary Share representing one A Share

ADS Holders	registered holders of ADSs from time to time

ADS Record Date	[3] December 2008

ADS Voting Instruction Card	the voting instruction card to be sent by the Depositary to ADS Holders (or, in the case of ADSs held by a bank, broker, financial institution or share plan administrator on behalf of a beneficial holders of ADSs, by Broadridge on their behalf) with regard to the Court Meeting and Extraordinary General Meeting

Affiliates

(a)	in respect of the Bidcos:

(i)	each Permira Entity; and

(ii)	any person directly or indirectly controlled by or controlling one or more of the Bidcos,

(b)	in respect of News Corporation and NDS Holdco, any person directly or indirectly controlling, controlled by or under common control with News Corporation for as long as it is so controlled,

in each case where “control” means the possession of the power to control the directions of the management and policies of a person, whether through the ownership of voting securities, the right to appoint a majority of a person’s board of directors, by contract or otherwise

Aggregate Acquisition Consideration	the total amount in US Dollars of the Acquisition Consideration to be paid by the Bidcos to the Scheme Shareholders who are registered as such at the Scheme Record Time pursuant to the terms of the Scheme

Announcement	the announcement on 14 August 2008 that the Proposals had been agreed by News Corporation, the Bidcos and the Independent Committee

Articles	the articles of association of NDS

B Share Reduction	the proposed reduction and cancellation of 28,040,128 B Shares in accordance with the Scheme and to be implemented in accordance with Sections 135 to 138 of the 1985 Act

B Shares

Series B ordinary shares of $0.01 in the capital of NDS

Bidco 1	Nuclobel Lux 1 S.àr.l., a limited liability company incorporated in Luxembourg, registered with the Luxembourg Register of Trade and Companies with company number B139764 and whose registered office is at 282, route de Longwy L-1940, Luxembourg, and which was formed by funds advised by Permira Advisers LLP for the purposes of the Acquisition and the Scheme and which is ultimately owned and controlled by funds advised by Permira Advisers LLP

Bidco 2	Nuclobel Lux 2 S.àr.l., a limited liability company incorporated in Luxembourg, registered with the Luxembourg Register of Trade and Companies with company number B139747 and whose registered office is at 282, route de Longwy L-1940, Luxembourg, and which was formed by funds advised by Permira Advisers LLP for the purposes of the Acquisition and the Scheme and which is ultimately owned and controlled by funds advised by Permira Advisers LLP

Bidcos	Bidco 1 and Bidco 2, and “Bidcos” means either one of them

Broadridge	Broadridge Financial Solutions, Inc.

Business Day	a day (other than Saturday, Sunday or a public holiday), on which banks in the City of London, New York City and Luxembourg are open for business generally

Cancellation Shares	the A Shares allotted or in issue at the date of this document, excluding the Senior Management Shares, together with any further A Shares (if any):

(i)	allotted or issued, other than to the Senior Management, after the date of this document and prior to the Court Meeting; and

(ii)	allotted or issued, other than to the Senior Management, on or after the Court Meeting and prior to the Scheme Record Time either on terms that the original or any subsequent holder thereof shall be bound by the Scheme or in respect of which the holder thereof shall have agreed in writing to be bound by the Scheme

Capital Reductions	the A Share Reduction and the B Share Reduction

Circular	this document

Citi	Citigroup Global Markets Limited

City Code	the City Code on Takeovers and Mergers

Competing Proposal	any proposal or offer by any third party (other than a proposal or offer by or on behalf of the Bidcos or any Affiliate thereof) for 30 per cent. or more of the A Shares and/or for 30 per cent. or more of the B Shares whether by offer, merger, scheme of arrangement or other means and any partnership, joint venture or other business combination involving a change of control of NDS, or contribution, disposal or purchase of 50 per cent. or more of the assets, businesses, revenues or undertaking of NDS or of the NDS Group or other similar transaction that is inconsistent with the implementation of the Scheme

Conditions	the conditions to implementation of the Scheme set out in Part III of this document

Court	the High Court of Justice for England and Wales

Court Hearing	the First Court Hearing and Second Court Hearing

Court Meeting	the meeting of Scheme Shareholders convened by order of the Court under Section 896 of the Act for the purpose of considering and, if thought fit, approving the Scheme (with or without amendment) and any adjournment thereof, notice of which is set out in Part IX of this document

Credit Facilities	the senior facilities and the mezzanine facility made available to NDS Finance under the terms and subject to the conditions of the Credit Facility Documents

Credit Facility Documents	the Senior Facilities Agreement and the Mezzanine Facility Agreement

Deferred Shares	the 42,000,002 deferred shares of £1.00 per share in the capital of NDS, all of which are held by NDS Holdco as at the date of this document

Deposit Agreement	the deposit agreement dated 26 November 1999 between NDS and the Depositary

Depositary	The Bank of New York Mellon in its capacity as depositary under the Deposit Agreement

Disclosure Period	the period commencing on 27 June 2007 (the date 12 months prior to the date of the Initial Announcement) and ending on [•] 2008 (being the latest practicable date prior to publication of this document)

Effective	the matters set out in Part 1 of the Scheme becoming effective in accordance with its terms, upon the First Court Order being filed with and registered by the Registrar

Effective Date	the date on which the Scheme becomes Effective

Employee Shares	8,871,650 new series D ordinary shares of $0.01 each in the capital of NDS over which members of the Expanded Management Team may be granted options pursuant to the option scheme to be established by NDS following the Scheme becoming Fully Effective

Equity Commitment Letter	the letter from certain funds advised by Permira Advisers LLP to the Bidcos, dated 14 August 2008, as amended from time to time

Exchange Act	the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

Exit Event	each of:

(a)	any transaction or series of related transactions with the effect that one or more persons acting in concert together (other than News Corporation or the Bidcos or their respective permitted transferees under the stockholders agreement) will on consummation of such transaction or transactions hold more than 50 per cent. of the total voting power of the issued NDS Shares;

(b)	the consummation of a bona fide initial public offering of B Shares pursuant to which NDS (or its ordinary share capital or depositary receipts representing its ordinary share capital) becomes listed on:

•

a nationally recognized securities exchange in the United States or approved for quotation in the National Association of Securities Dealers, Inc. automated quotation system or listed on a Recognized Investment Exchange (as defined as of the Effective Date in the Financial Services and Markets Act 2000); or

•	a Recognized Investment Exchange (as defined as of the Effective Date in the Financial Services and Markets Act 2000) located in the European Union or Switzerland; or

(c)	a winding up of NDS

Exit Proceeds

(a)	in the event of any initial public offering, (A) the price per share at which NDS Shares are sold, offered or placed in connection with the initial public offering (in the case of an underwritten offer for sale, being the underwritten price or, in the case of an offer for sale by tender, the striking price under such offer or, in the case of a placing, the price at which ordinary shares are sold under the placing) multiplied by (B) the total number of shares which would be in issue upon the initial public offering becoming effective (on the assumption that all of the Hurdle Shares have been redesignated in accordance with the Articles in effect following the Scheme becoming Fully Effective and the Employee Shares shall have been issued upon exercise of options which are exercisable upon the initial public offering) less any shares issued for the purposes of raising additional capital or proceeds for NDS under the initial public offering or to finance redemption or repayment of any financial indebtedness of the NDS Group and any costs, prepayment amounts or break costs associated therewith (including the News Loan Note) or to fund payment of any costs associated with the initial public offering;

(b)	in the event of a sale of all the issued NDS Shares, the aggregate consideration payable by the proposed purchaser for such issued shares; and

(c)	in the event of a winding-up, the aggregate amount of all sums available for distribution to the holders of NDS Shares, in each case after deducting all costs and expenses to be borne by NDS in connection with the Exit Event (other than any fee payable to the Bidcos and News Corporation (or their respective affiliates) in connection with such Exit Event and excluding tax payable by any shareholder on such proceeds received in connection with such Exit Event) and which are agreed by the Bidcos and News Corporation as being borne by the NDS shareholders

Expanded Management Team	employees of NDS or members of the NDS Group who will be determined by a committee of the NDS Board following consideration of the recommendations of the chief executive officer of NDS

Extraordinary General Meeting	the extraordinary general meeting of NDS convened in connection with the Scheme and any adjournment thereof, notice of which is contained in Part X of this document

First Court Hearing	the hearing of the Court to sanction the Scheme, to confirm under Section 137 of the 1985 Act the cancellation of the Deferred Shares and to order that NDS be re-registered as a private company in accordance with Section 139(3) of the 1985 Act

First Court Hearing Date	the date of the First Court Hearing

First Court Order	the order of the Court under Section 899 of the Act sanctioning the Scheme and confirming under Section 137 of the 1985 Act the cancellation of the Deferred Shares and ordering that NDS be re-registered as a private company in accordance with Section 139(3) of the 1985 Act

Forms of Proxy	either or both of the pink form of proxy for use at the Court Meeting and the blue form of proxy for use at the Extraordinary General Meeting which accompany this document, as the context requires

FSMA	the Financial Services and Markets Act 2000 Act as amended

Fully Effective	the Scheme having become fully effective in accordance with its terms, being when the Second Court Order is filed with and registered by the Registrar (the First Court Order having previously been registered by the Registrar)

Fully Effective Date	the date on which the Scheme becomes Fully Effective

Fundamental Conditions	the Conditions set forth in paragraphs 1-7, 9, 10 and 12 of Part III of this document

Group	in relation to any person, its subsidiaries, subsidiary undertakings and holding companies and the subsidiaries and subsidiary undertaking of any such holding company

Group Blocked Account	has the meaning given to it in paragraph 7 of Part II of this document

Hurdle Shares	the new hurdle shares of $0.01 each in the capital of NDS to be issued credited as fully paid up to the Senior Management pursuant to the Management Investment Agreement

Implementation Agreement	the implementation agreement dated 14 August 2008 between the Bidcos, News Corporation, NDS Holdco, NDS Finance and NDS

Independent Committee	the committee of independent directors of NDS established for the purposes of considering the Proposals, comprising Nathan Gantcher, Peter Powers and Roger Einiger, as set out in paragraph 2 of Part VI of this document

Initial Announcement	the announcement made after the close of trading on NASDAQ on 27 June 2008 that News Corporation and the Bidcos had proposed the Proposals to the Independent Committee as amended from time to time

Intra-Group Loans	the loans between members of the NDS Group

Lender Blocked Account	has the meaning given to it in paragraph 7 of Part II of this document

Letters of Transmittal	the letters to be sent by the Depositary to ADSs Holders following the Scheme becoming Fully Effective informing them of the steps they need to take in accordance with the terms of the Deposit Agreement to receive the consideration payable to them in respect of the ADSs they hold

Long Stop Date	25 February 2009 (or such later date as News Corporation, NDS Holdco, NDS Finance, the Bidcos and NDS may agree and the Court may allow)

Management	the Senior Management and the Expanded Management Team

Management Investment

Agreement	the investment agreement entered into by Dr. Peled, Mr. Koussios, News Corporation and the Bidcos on 14 August 2008, and to which the Senior Management (other than Dr. Peled and Mr. Koussios) have subsequently adhered to, in respect of the Senior Management’s investment in shares in the capital of the Company

Manager B Shares	212,140 new B Shares to be issued or sold to the Senior Management pursuant to the Management Investment Agreement

Meetings	the Court Meeting and the Extraordinary General Meeting, each a “Meeting”

Mezzanine Facility Agreement	the mezzanine facility agreement dated on or about the date of the Implementation Agreement between, amongst others, NDS Finance as borrower and original guarantor, the mezzanine arrangers, the mezzanine facility agent, the security trustee and certain financial institutions as lenders, as amended from time to time

NASDAQ	the NASDAQ Stock Market

NDS or the Company	NDS Group plc, a company incorporated in England and Wales with registered number 01950497 and whose registered office is at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ

NDS Board	the board of directors of NDS

NDS Directors	the members of the NDS Board

NDS Finance	NDS Finance Limited, a private limited company incorporated in England and Wales, registered with company number 6617193 and whose registered office is at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ

NDS Finance Capital Reduction	the capital reduction in relation to NDS Finance Shares implemented in accordance with Sections 135 to 138 of the 1985 Act

NDS Finance Dividend	the interim dividend of approximately $1,236 million intended to be paid by NDS Finance to NDS following the grant of the First Court Order and to be funded by (a) borrowings by NDS Finance under the Credit Facilities (such amount to be paid into the Lender Blocked Account), and (b) loans from members of the NDS Group to NDS Finance (such amounts to be paid to the Group Blocked Account)

NDS Finance Insertion	means the direct or indirect acquisition by NDS Finance of the entire issued share capital of each member of the NDS Group other than NDS in consideration for the issue of fully paid NDS Finance Shares to NDS

NDS Finance Reduction Order	the order of the Court sanctioning the NDS Finance Capital Reduction under Section 137 of the 1985 Act

NDS Finance Shares	ordinary shares of $1 each in the capital of NDS Finance

NDS Group	the group comprising NDS and its subsidiary undertakings and references in this document to a member of the NDS Group shall be construed accordingly

NDS Holdco	NDS Holdco Inc, a Delaware corporation and wholly owned subsidiary of News Corporation

NDS Shares	shares in NDS, including, for the avoidance of doubt, the A Shares, B Shares, New NDS Shares, Hurdle Shares, Deferred Shares and Manager B Shares, including those shares to be issued in accordance with the Scheme and the Management Investment Agreement

NDS Share Schemes	the NDS 1997 Executive Share Option Scheme, the NDS 1999 Executive Share Option Scheme, the NDS UK Approved Share Option Scheme, and the NDS 2006 Long-Term Incentive Plan

NDS Shareholders	the holders of A Shares and B Shares

New NDS Shares	the new B Shares to be issued to, or subscribed by the Bidcos in accordance with the terms of the Scheme

News Corporation	means News Corporation, a company incorporated in Delaware

News Distribution	pursuant to the Scheme, the aggregate cash payment of approximately $1,524.5 million to be paid by NDS to News Corporation (as designee of NDS Holdco), and the issue to NDS Holdco by NDS of the News Loan Notes

News Loan Notes	the 13 per cent. fixed rate guaranteed secured loan notes in an initial aggregate principal amount of $242 million to be issued by NDS to NDS Holdco as part of the News Distribution

Non-executive Directors	means each of Roger Einiger, Nathan Gantcher and Peter Powers

Overseas Shareholders	A Shareholders who are resident in or nationals or citizens of jurisdictions outside the UK or who are nominees of, or custodians or trustees for, citizens or nationals of countries other than the UK

Panel	the Panel on Takeovers and Mergers

Permira Entities	each of:

(a)	Permira Holdings Limited (“PHL”);

(b)	any person directly or indirectly controlled by PHL; or

(c)	any fund of which PHL, or any person directly or indirectly controlled by PHL, is a general partner, manager, trustee,

nominee, custodian, adviser or limited partner (“Permira Fund”), but, for the avoidance of doubt, shall exclude any portfolio company of any Permira Fund other than a holding company established by any other Permira Entity for the purposes of holding an interest in any NDS Shares, and “Permira Entity” means any one of the above entities

pounds sterling or £	pounds sterling, the lawful currency of the UK

Proposals	the Acquisition, the A Share Reduction, the B Share Reduction and any subscription or issue of B shares in accordance with the Scheme, each of which is to be implemented by means of the Scheme

Registrar	the Registrar of Companies in England and Wales

Scheme or Scheme of

Arrangement	the scheme of arrangement proposed to be made under Part 26 of the Act between NDS and the holders of Scheme Shares, the provisions of which are set out in full in Part VII of this document with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by NDS, News Corporation and the Bidcos

Scheme Record Time	6.00 p.m. on the Business Day immediately prior to the Second Court Hearing Date

Scheme Share Consideration	the aggregate of the Acquisition Consideration and the Scheme Share Distribution, being $63.00 per Scheme Share

Scheme Share Distribution	the cash distribution of $15.30 per Scheme Share to be paid by NDS to the Scheme Shareholders who are registered as such at the Scheme Record Time, pursuant to the terms of the Scheme

Scheme Shareholders	registered holders of Scheme Shares

Scheme Shares	the Cancellation Shares and the Senior Management Shares

SEC	the United States Securities and Exchange Commission

Second Court Hearing	the hearing by the Court to confirm under Section 137 of the 1985 Act the A Share Reduction and the B Share Reduction

Second Court Hearing Date	the date of the Second Court Hearing

Second Court Order	the order of the Court under Section 137 of the 1985 Act confirming the A Share Reduction and the B Share Reduction

Securities Act	the United States Securities Act of 1933, as amended

Senior Facilities Agreement	the senior facilities agreement dated on or about the date of the Implementation Agreement between, amongst others, NDS Finance as original borrower and original guarantor, the senior arrangers, the senior facility agent, the security trustee and certain financial institutions as lenders, as amended from time to time

Senior Management	the fifteen senior employees of NDS (or of a member of the NDS Group) who are party to the Management Investment Agreement

Senior Management Shares	the A Shares allotted or in issue of the date at this document which are held by the Senior Management, together with any further A Shares (if any):

(i)	allotted or issued to the Senior Management after the date of this document and prior to the Court Meeting; and

(ii)	allotted or issued to the Senior Management on or after the Court Meeting and prior to the Scheme Record Time either on terms that the original or any subsequent holder thereof shall be bond by the Scheme or, in respect of which the holder thereof shall have agreed in writing to be bound by the Scheme.

Special Resolution	the special resolution to be proposed at the Extraordinary General Meeting in connection with the Scheme, as set out in the notice of extraordinary general meeting in Part X of this document

Stockholders’ Agreement	the stockholders’ agreement to be entered into by the Bidcos, News Corporation, NDS Holdco, NDS and the Senior Management upon the Scheme becoming Fully Effective

subsidiary undertaking, associated undertaking and undertaking	to be construed in accordance with the 1985 Act

Transaction Statement	the Schedule 13e-3 transaction statement filed with the SEC in respect of the Scheme

UK or United Kingdom	the United Kingdom of Great Britain and Northern Ireland

United States or US	the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia

US Dollars or $	US dollars, the lawful currency of the US

US Securities Act or Securities Act	the US Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder

PART IX

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE CHANCERY DIVISION	No. [•] of 2008

COMPANIES COURT

REGISTRAR [•]

IN THE MATTER OF NDS GROUP PLC

-and-

IN THE MATTER OF THE COMPANIES ACT 1985 AND THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that by an Order dated [•] 2008 made in the above matters the Court has directed a meeting to be convened of the holders of the Series A ordinary shares of $0.01 each in the capital of NDS Group plc (“NDS” or the “Company”), for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement to be made between the Company and the holders of the Scheme Shares (each as defined in the said scheme of arrangement) and that such meeting will be held at the offices of Weil, Gotshal and Manges, at One South Place, London EC2M 2WG on [9] January 2009, at 10.00 a.m., at which place and time all holders of the said Scheme Shares are requested to attend.

A copy of the said scheme of arrangement and a copy of the explanatory statement required to be furnished pursuant to Section 897 of the Companies Act 2006 are incorporated in the document of which this notice forms part.

Shareholders entitled to attend and vote at the meeting may vote in person at the said meeting or they may appoint one or more other persons, whether members of the Company or not, as their proxy to attend, speak and vote in their stead (provided that each proxy must exercise the rights attached to a different share). A pink form of proxy for use at the meeting is enclosed with this notice. Completion of the form of proxy will not prevent a holder of Scheme Shares from attending and voting at the meeting.

It is requested that forms appointing proxies be lodged with the Company’s registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ not less than 48 hours before the time appointed for the meeting, but if forms are not so lodged, they may be handed to the Chairman at the meeting.

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Entitlement to attend and vote at the said meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company.

In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

Holders of Scheme Shares are entitled to appoint more than one proxy. Holders of Scheme Shares who wish to appoint more than one proxy in respect of their shareholding should photocopy the PINK form of proxy as required, or contact the Company for further forms of proxy. Such holders of Scheme Shares should also read the notes in respect of the appointment of multiple proxies set out in the Notice of Extraordinary General Meeting set out in Part X of this document.

Voting at the meeting will be conducted on a poll rather then a show of hands.

By the said Order, the Court has appointed Dr. Peled or, failing him, Lawrence Jacobs or, failing him, David DeVoe to act as Chairman of the said meeting and has directed the Chairman to report the result thereof to the Court.

The said scheme of arrangement will be subject to the subsequent sanction of the Court.

Dated [•] 2008

Weil, Gotshal & Manges

Solicitors for the Company

PART X

NOTICE OF EXTRAORDINARY GENERAL MEETING

NDS GROUP PLC

(Registered in England and Wales No. 01950497)

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING of the Company will be held at the offices of Weil, Gotshal and Manges, at One South Place, London, EC2M 2WG on [9] January 2009 at 11.00 a.m. (or as soon thereafter as the Court Meeting (as defined in the document of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolution, as a special resolution:

SPECIAL RESOLUTION

THAT for the purpose of giving effect to the scheme of arrangement dated [•] 2008 between the Company and the holders of the Scheme Shares (as such terms are defined in the said scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chairman thereof, in its original form or subject to any modification, addition or condition agreed to by the Company, the Bidcos and News Corporation and approved or imposed by the High Court of Justice for England and Wales (the Scheme):

(a)	the directors of the Company be authorised to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;

(b)	the share capital of the Company be reduced by cancelling and extinguishing all the Deferred Shares (as defined in the Scheme);

(c)	the share capital of the Company be reduced by cancelling and extinguishing all the Scheme Shares and the Relevant B Shares (as defined in the Scheme);

(d)	subject to and forthwith upon the said reduction of capital taking effect and notwithstanding any other provision in the articles of association of the Company:

(i)	the authorised share capital of NDS shall be increased to 52,000,000 Series B ordinary shares of $0.01 each (B Shares) by the creation of 28,040,128 B Shares, having the same rights as the existing B Shares;

(ii)	subject to the Bidcos (as defined in paragraph (d)(iv) below) so subscribing in accordance with the Scheme, the Bidcos shall be issued the number of B Shares as determined by the following formula:

Where:

N =	the number of B Shares to be subscribed for by the Bidcos

B =	US$915,434,312

Aggregate Acquisition Consideration has the meaning given to it in the Scheme

For the avoidance of doubt, in the event that N is zero or less, the Bidcos will not be issued any B Shares under this resolution;

(iii)	the reserve arising in the books of account of the Company as a result of the reduction and cancellation of the Scheme Shares in paragraph (c) above shall be capitalised and applied in paying up in full at par the number of B Shares derived by subtracting the number of B Shares to be subscribed for by the Bidcos in accordance with paragraph (d)(ii) above (that is, “N”), from 14,530,703;

(iv)	such B Shares to be allotted and issued in accordance with paragraphs d(ii) and (iii) shall be credited as fully paid to the Bidcos, each a limited company incorporated in Luxembourg with company numbers B139764 (Bidco 1) and B139747 (Bidco 2), respectively (together the Bidcos), and in the following proportions (or as nearly possible thereto as the circumstances may permit):

(1)	Bidco 1 shall subscribe for or be issued 19.437361 per cent. of any B Shares; and

(2)	Bidco 2 shall subscribe for or be issued 80.562639 per cent. of any B Shares; and

(v)	the Directors of the Company be generally and unconditionally authorised for the purposes of Section 80 of the Companies Act 1985 to allot the new B Shares referred to in paragraphs (d)(i), (ii) and (iii) above, provided that (1) the maximum aggregate nominal amount of the shares which may be allotted under this authority is the aggregate nominal value of the new B Shares created pursuant to sub-paragraphs (d)(ii) and (iii) above, (2) this authority shall expire (unless previously revoked, waived or renewed) on the fifth anniversary of this resolution and (3) this authority shall be in addition and without prejudice to any other authority under the said Section 80 previously granted and in force on the date on which this resolution is passed;

(e)	on the First Court Order (as defined in the Scheme) sanctioning the Scheme and ordering that the Company be re-registered as a private company being registered with the Registrar of Companies, the name of the company shall be changed to “NDS Group Limited”; and

(f)	with effect from the passing of this resolution, the articles of association of the Company be amended by the inclusion of following new article 3(9), article 3(10) and article 3(11):

(9) Scheme of Arrangement

(A)	In this article 3(9) the “Scheme” means the scheme of arrangement between the Company and the holders of its Scheme Shares (as defined in the Scheme) under Part 26 of the Companies Act 2006 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed by the Company, News Corporation, Nuclobel Lux 1 S.àr.l. (“Bidco 1”) and Nuclobel Lux 2 S.àr.l. (“Bidco 2” and together with Bidco 1, the “Bidcos”) and (save as defined in this article) expressions defined in the Scheme shall have the same meanings in this article.

(B)	Notwithstanding, any other provisions of these articles, if the Company issues any shares in the Company (other than to the Bidcos or their respective nominees) after the adoption of this article and before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme and holders of such shares shall be bound by the Scheme accordingly.

(C)	Notwithstanding any other provision of these articles, if the Company issues or transfers or is obliged to issue or transfer any Series A ordinary shares in the Company to any person (the “New Member”) after the Scheme Record Time in connection with the exercise of an option granted prior to the Scheme Record Time under the NDS 1997 Executive Share Option Scheme, the NDS 1999 Executive Share Option Scheme, the NDS UK Approved Share Option Scheme or awards made prior to the Scheme Record Time under the NDS 2006 Long Term Incentive Plan, the Series A ordinary shares in the Company so issued or transferred (the “Disposal Shares”) shall be subject to the provisions of this article 3(9) and to the provisions of article 3(10).

(D)	Upon issue or transfer of the Disposal Shares, the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, subject to article 3(10) below, be obliged to transfer all the Disposal Shares to the Company in consideration for the payment to the New Member of US$63.00 in cash for each Disposal Share, such payment to be made by the Company out of its distributable profits, the proceeds of a fresh issue of shares, or in any other lawful manner.

(E)	As an alternative to such purchase, the board may resolve that the Disposal Shares should be cancelled, in which case all holders of shares in the capital of the Company shall be obliged to take such steps and to exercise such rights as they have as such holders in accordance with the directions of the board (and at the Company’s expense) to procure the cancellation of the Disposal Shares by the Company. The price payable by the Company in respect of the cancellation of the Disposal Shares shall be US$63.00 in cash for each Disposal Share so cancelled.

(F)	To the extent that the board determines that such purchase or cancellation of any of the Disposal Shares by the Company is not lawful and/or reasonably practicable, the board may, by notice in writing to the New Member, News Corporation and each of the Bidcos, require the New Member to transfer the Disposal Shares which are not purchased or cancelled by the Company to News Corporation and the Bidcos. In such event, News Corporation and/or its nominee(s) shall purchase 49% of such Disposal Shares which are not purchased or cancelled by the Company and the Bidcos and/or their nominee(s) shall purchase 51% of such Disposal Shares not purchased or cancelled by the Company (any purchaser of such Disposal Shares, including, where applicable, the Company, a “Purchaser”). The consideration payable by any Purchaser shall be US$63.00 in cash for each Disposal Share transferred to it.

(G)	Immediately upon completion of such an acquisition by any Purchaser other than the Company, (i) the Disposal Shares so acquired shall, without the requirement for any further action on the part of the Company or any of its shareholders, be redesignated as Deferred Shares at the rate of one Deferred Share for each Disposal Share and (ii) the Company shall, to the extent such acquisition is lawful and reasonably practicable, purchase such Deferred Shares in accordance with article 11, provided that the purchase price for the Deferred Shares redesignated and purchased in accordance with the provisions of this article 3(9) shall be $1.00.

(H)	On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation or a rights issue), the value of the cash payment per share to be paid upon purchase or cancellation of a Disposal Share under this article 3(9) shall be adjusted by the board in such manner as the auditors of the Company may determine to be appropriate to reflect such reorganisation or alteration. References in this article to Series A Ordinary Shares shall, following such adjustment, be construed accordingly.

(I)

To give effect to any transfer or cancellation required by this article 3(9) or by article 3(10), the board may appoint any person as attorney or agent for the New Member or spouse or civil partner to transfer any of the Disposal Shares to the Company, News Corporation or the Bidcos and/or their respective nominee(s) and/or do all such other things and execute and deliver all such documents as may in the opinion of the attorney or agent be necessary or desirable to vest the Disposal Shares in the Company, News Corporation or the Bidcos and/or their respective nominee(s) or in connection with the cancellation of the Disposal Shares and pending such vesting or cancellation to exercise all such rights attaching to the Disposal Shares as the board, News Corporation or the relevant Bidcos may direct. If an attorney or agent is so appointed, the New Member or spouse or civil partner shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of the board or the relevant Purchaser) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by the board or the relevant Purchaser. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder) in favour of the relevant Purchaser and the Company may give a good receipt for the purchase price of the Disposal Shares and may register the relevant Purchaser as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or spouse or civil partner for the Disposal Shares.

(10)	Any New Member may, prior to the issue or transfer of any Disposal Shares to him or her under one of the Company’s employee share schemes specified in article 3(9) above, give not less than two Business Day’s written notice to the Company of his or her intention to transfer some or all of such Disposal Shares to his or her spouse or civil partner and may, if such notice has been validly given, on such Disposal Shares being issued or transferred to him or her immediately transfer to his or her spouse or civil partner any such Disposal Shares, provided that such Disposal Shares will then be immediately transferred from that spouse or civil partner to the relevant Purchaser, or be liable for cancellation, pursuant to article 3(9) above as if the spouse or civil partner were the relevant New Member.

(11)	If the Scheme shall not have become effective by the date referred to in Clause 11 of the Scheme, this article 3(11), and articles 3(9) and 3(10) shall be of no effect.

By order of the Board Dated [•] 2008

[•]

Company Secretary Registered office [•]

Notes:

(1)	A member of the Company entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her place. A proxy need not be a member of the Company. If you wish to appoint more than one proxy each proxy must exercise rights attached to different shares. More than one proxy cannot exercise rights attached to the same share(s).

(2)	If you wish to appoint a proxy other than the Chairman, you should delete the words “the Chairman of the Meeting” and insert your own choice and initial the amendment.

(3)	You may indicate to your proxy how to vote on any resolution. If you do not do so your proxy will vote or abstain from voting at their discretion.

(4)	In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

(5)	Lodging the form of proxy will not prevent you from attending and voting in person. If you have appointed a proxy and attend the meeting in person your proxy appointment will automatically be terminated.

(6)	To be valid, the form of proxy, together with any power of attorney or other authority (if any) under which it is signed, or a duly certified copy thereof, must be received at the Company’s registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ not less than 48 hours before the time of the meeting or, as the case may be, the adjourned meeting.

(7)	If you wish to appoint multiple proxies, you may: (a) photocopy the form of proxy, fill in each copy in respect of different shares and send the multiple forms together to the Company; or

alternatively (b) contact the Company which will then issue you with multiple forms of proxy. In each case, please ensure that all of the multiple forms of proxy in respect of one registered holding are sent in the same envelope if possible.

(8)	Subject to the following principles where more than one proxy is appointed, where a form of proxy does not state the number of shares to which it applies (a “blank proxy”) then that proxy is taken to have been appointed in relation to the total number of shares registered in the holder’s name. In the event of a conflict between a blank proxy and a form of proxy which states the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was delivered or received (on the basis that as far as possible the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one).

(9)	Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than your entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares.

(10)	When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last sent, last received). Forms of proxy in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies.

(11)	If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) your entire holding, none of them shall be treated as valid.

(12)	Where the aggregate number of shares in respect of which proxies are appointed exceeds your entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata (on the basis that as far as possible, conflicting forms of proxy should be judged to be in respect of different shares).

(13)	Where the application of paragraph (12) above gives rise to fractions of shares, such fractions will be rounded down.

(14)	Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at the time of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(15)

In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as a corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

(16)	Voting on all the resolutions at this meeting will be conducted on a poll rather than a show of hands. Copies of the Company’s existing articles of association as proposed to be amended by the special resolution set out in the notice of the meeting are available for inspection at the offices of Weil, Gotshal & Manges, One South Place, London, EC2M 2WG during normal business hours on any weekday (excluding Saturdays, Sundays and bank holidays), until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes prior to and during the meeting.

(17)	A corporation must execute the form of proxy under either its common seal or the hand of a duly authorised officer or attorney.

APPENDIX B

August 12, 2008

The Committee of Independent Directors

NDS Group plc

One Heathrow Boulevard

286 Bath Road

West Drayton

Middlesex, UB7 0DQ

United Kingdom

Members of the Committee of Independent Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the Series A ordinary shares of NDS Group plc (“NDS”), including Series A ordinary shares in the form of American Depositary Shares, of the Consideration (defined below) to be received by such holders pursuant to the terms and subject to the conditions set forth in the Draft Agreement dated August 11, 2008 of the Implementation Agreement, among others, the Company, Nuclobel Lux 1 S.ár.l and Nuclobel Lux 2, S.ár.l (companies formed by funds advised by Permira Advisers LLP (“Permira”) and collectively referred to as the “Bidcos”) and News Corporation (the “Draft Agreement”). As more fully described in the Draft Agreement, as part of a series of steps pursuant to which the Bidcos will acquire an approximately 51% stake in NDS and News Corporation will retain an approximately 49% stake (collectively, the “Transaction”). The NDS Series A ordinary shares, including those in the form of American Depositary Shares, will be acquired from holders thereof (the “Purchase”) by NDS at a purchase price of $63.00 per NDS Series A ordinary share (the “Consideration”) and subsequently cancelled.

In arriving at our opinion, we reviewed the Draft Agreement and held discussions with certain senior officers, directors and other representatives and advisors of NDS concerning the business, operations and prospects of NDS. We examined certain publicly available business and financial information relating to NDS as well as certain financial forecasts and other information and data relating to NDS which were provided to or discussed with us by the management of NDS. We reviewed the financial terms of the Transaction as a whole as well as of the Purchase as set forth in the Announcement (as defined in Draft Agreement) in relation to, among other things: current and historical market prices and trading volumes of NDS Series A ordinary shares, including in the form of American Depositary Shares; the historical and projected earnings and other operating data of NDS; and the capitalization and financial condition of NDS. We conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. In addition to the foregoing, we considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Purchase and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of NDS. The issuance of our opinion has been authorized by our fairness opinion committee.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of NDS that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to financial forecasts and other information and data relating to NDS provided to or otherwise reviewed by or discussed with us, we have been advised by the management of NDS that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of NDS as to the future financial performance of NDS.

We have assumed, with your consent, that the Transaction described in the Draft Agreement, including the Purchase will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on NDS or the Transaction. Representatives of NDS have advised us, and we further have assumed, that the final terms of the Implementation Agreement will not vary materially from the draft reviewed by us. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of NDS nor have we made any physical inspection of the properties or assets of NDS. We were not requested to, and we did not, solicit third party indications of interest in the possible acquisition of all or a part of NDS, nor were we requested to consider, and our opinion does not address, the underlying business decision of NDS to effect the Transaction, the relative merits of the Transaction as compared to any alternative business strategies that might exist for NDS or the effect of any other transaction in which NDS might engage. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Transaction or any class of such persons, relative to the Consideration. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof.

Citigroup Global Markets Limited has acted as financial advisor to the Committee of Independent Directors of NDS in connection with the proposed Transaction and will receive a fee for such services. We and our affiliates in the past have provided services to News Corporation and Permira and various entities owned by certain funds advised by Permira unrelated to the proposed Transaction, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, acting as a lender under News Corporation’s U.S.$2.25 billion Revolving Credit Facility and advising on and extending finance to various private-equity transactions involving entities owned by certain funds owned by Permira. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of NDS and News Corporation for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with NDS, News Corporation, Permira, the Bidcos and other entities owned by funds advised by Permira, and their respective affiliates.

Our advisory services and the opinion expressed herein are provided for the information of the Committee of Independent Directors of NDS in its evaluation of the proposed Transaction, and our opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matters relating to the proposed Transaction.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to the holders of NDS Series A ordinary shares, including those in the form of American Depositary Shares.

Very truly yours,

/S/    DANIEL BAILEY

CITIGROUP GLOBAL MARKETS LIMITED

B-2

APPENDIX C

Dated 14 August 2008

NUCLOBEL LUX 1 S.ÀR.L

-and-

NUCLOBEL LUX 2 S.ÀR.L

-and-

NDS GROUP PLC

-and-

NDS FINANCE LIMITED

-and-

NEWS CORPORATION

-and-

NDS HOLDCO INC.

IMPLEMENTATION AGREEMENT

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

40 Bank Street

Canary Wharf

London E14 5DS

THIS AGREEMENT is made the 14th day of August 2008

BETWEEN:

(1)	Nuclobel Lux 1 S.àr.l. a company incorporated in Luxembourg and whose registered office is at 282, route de Longwy L-1940 Luxembourg registered with the Luxembourg Register of Trade and Companies with company number B139764 (“Bidco 1”);

(2)	Nuclobel Lux 2 S.àr.l. a company incorporated in Luxembourg and whose registered office is at 282, route de Longwy L-1940 Luxembourg registered with the Luxembourg Register of Trade and Companies with company number B139747 (“Bidco 2” and together with Bidco 1, the “Bidcos”);

(3)	NDS Group Plc, a public limited company registered in England and Wales with company number 01950497 and whose registered office is at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ (“Target”);

(4)	NDS Finance Limited, a private limited company registered in England and Wales with company number 6617193 and whose registered office is at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex UB7 0DQ (“NDS Finance”);

(5)	News Corporation, a Delaware corporation (“News Corporation”); and

(6)	NDS Holdco Inc., a Delaware corporation (“NDS Holdco”).

WHEREAS:

(A)	As at the date of this Agreement, the entire issued share capital of each of the Bidcos is held directly or indirectly by the Permira Entities.

(B)	As at the date of this Agreement, News Corporation indirectly owns the entire issued share capital of NDS Holdco, and NDS Holdco holds all of the B Shares and the Deferred Shares. As at the date of this Agreement, the majority of the A Shares are represented by the ADSs and the ADSs are listed on Nasdaq.

(C)	Prior to the entry into of this Agreement, the NDS Finance Insertion has been substantially completed, Target legally and beneficially owns the entire issued share capital of NDS Finance and, upon the NDS Finance Insertion being completed, NDS Finance will legally and beneficially own the entire issued share capital of each of the Target Operating Companies. Immediately after the entry into of this Agreement, NDS Finance will enter into the Debt Facilities.

(D)	The parties intend to implement the Transactions, subject, in the case of the Scheme Proposal, to satisfaction or waiver (if applicable) of the Conditions, in accordance with the provisions of this Agreement, the Steps Paper and the Announcement so that upon the Transactions having been consummated on the Effective Date:

(1)	pursuant to the NDS Finance Capital Reduction, 2.3 billion NDS Finance Shares shall have been cancelled and NDS Finance shall have declared and paid the NDS Finance Dividend to Target;

(2)	pursuant to the Scheme, all of the Deferred Shares shall have been cancelled for nil consideration and Target shall have been re-registered as a private company. The A Shares shall have been cancelled pursuant to the Scheme in consideration of the payment of the Cash Consideration (in respect of which the Bidco Cash Consideration shall be payable by the Bidcos and the A Share Distribution shall be payable by Target) to the Scheme Shareholders, and New Target Shares shall have been issued to the Bidcos;

(3)	further pursuant to the Scheme, the Target Capital Reduction shall have taken place pursuant to which approximately 67 percent of the B Shares shall have been cancelled in consideration of the News Distribution;

(4)	pursuant to the Management Investment Agreement, the New Hurdle Shares and the Manager B Shares shall have been subscribed for by, and issued to or bought by, the Manager Investors;

(5)	the remaining B Shares (including the New Target Shares) shall be held by the Bidcos and NDS Holdco, with the Bidcos holding in aggregate series B ordinary shares of $0.01 each in the capital of the Target representing approximately 51 per cent. of Target’s issued share capital and NDS Holdco holding series B ordinary shares of $0.01 each in the capital of the Target representing approximately 49 per cent. of Target’s issued series share capital (such percentages to be diluted by the issue to or acquisition by managers and employees of members of the Target Group of shares in the capital of Target, either through options or direct equity participation (including the issue of the New Hurdle Shares and Manager B Shares to the Manager Investors pursuant to the Management Investment Agreement)); and

(6)	the Stockholders Agreement shall be entered into by the Bidcos, News Corporation, NDS Holdco and the Manager Investors and shall be considered, and if thought appropriate, approved by the board of Target immediately after the Scheme becomes fully effective, and immediately thereafter entered into by Target.

(E)	The Panel has ruled that it does not consider that it has jurisdiction with respect to the Scheme Proposal. Notwithstanding this ruling, the parties have agreed to comply with certain specified provisions of the City Code in implementing the Scheme Proposal. The parties have also been cognisant of the fact that the Court has a duty to ensure the terms of the Scheme are fair and equitable, of the scope of the applicable SEC disclosure obligations and of the particular circumstances.

(F)	The parties intend that upon the First Court Order being registered with the Registrar, the elements of the Scheme providing for the re-registration of Target as a private company in accordance with section 139(3) of the 1985 Act, certain amendments to Target’s articles of association and the cancellation of the Deferred Shares shall become effective. The parties further intend that upon the Second Court Order being registered with the Registrar, the Scheme, including those elements providing for the Target Capital Reduction, shall become fully effective. In the event that the Second Court Order is not granted or registered with the Registrar and the Scheme does not become fully effective, the parties shall take the actions provided for in sub-clause 5.2.

IT IS AGREED:

1.	Interpretation

1.1	In this Agreement, its Recitals and Schedules, unless the context requires otherwise, each of the following expressions shall have the meaning set opposite it:

“1985 Act”	the Companies Act 1985, as amended;

“1997 Scheme”	the NDS 1997 Executive Share Option Scheme;

“1999 Scheme”	the NDS 1999 Executive Share Option Scheme;

“Act”	the Companies Act 2006;

“Acts”	the Act and the 1985 Act;

“ADS”	an American Depositary Share representing one A Share;

“Advisers”	in relation to the Bidcos means Goldman Sachs International, Fried, Frank, Harris, Shriver & Jacobson LLP, Fried, Frank, Harris, Shriver & Jacobson (London) LLP, Clifford Chance LLP, PricewaterhouseCoopers LLP, Spectrum I Value Partners and Farncombe Technology, in relation to Target (but not the Independent Committee) means Morgan Stanley & Co. Limited, Allen & Overy LLP and Weil, Gotshal & Manges LLP, in relation to News Corporation and NDS Holdco means JP Morgan, Skadden, Arps, Slate, Meagher & Flom LLP and Skadden, Arps, Slate, Meagher & Flom (UK) LLP, and in relation to the Independent Committee, means the Independent Committee Advisers, including (unless the context requires otherwise) partners in and directors and employees of such advisers;

“Affiliate”	in respect of each Bidco, each Permira Entity and any person controlled by or controlling one or more of the Bidcos, and in relation to News Corporation, NDS Holdco, NDS Finance or Target, any person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the party, and for these purposes a party shall be deemed to control a person only if such party possesses, directly or indirectly, the power to control the direction of the management and policies of the person, whether through the ownership of over 50% of the voting securities or the right to appoint over 50% of the relevant board of directors by contract or otherwise, but, in relation to News Corporation and NDS Holdco, specifically excluding Target, NDS Finance and each other member of the Target Group;

“Agreed Form”	such documents in the terms agreed between the parties as at the date of this Agreement (or as expressly set out herein), subject to any further changes as the parties may agree and initialled for the purposes of identification by any of the Advisers to each of the relevant parties;

“Agreed Form Documents”	each of: the Discount Notes, NDS Finance Written Resolution, News Loan Note, Steps Paper, Stockholders Agreement and Upstream Loan Agreement;

“Announcement”	the joint press announcement relating to the Transactions in the form agreed between the parties as set out in Schedule I;

“Approved Scheme”	the NDS UK Approved Share Option Scheme;

“A Shares”	the series A ordinary shares of $0.01 each in the capital of Target;

“A Shareholders”	holders of A Shares;

“A Share Distribution”	the distribution to be declared and paid by Target to the Scheme Shareholders pursuant to the Scheme, being the sum of approximately $301.5 million in aggregate, assuming that all A Shares to be issued pursuant to the Target Share Schemes have been issued, being an amount of $15.58 per Scheme Share;

“Bidco Cash Consideration”	the portion of the Cash Consideration, being the sum of approximately $917.8 million in aggregate, assuming that all A Shares to be issued pursuant to the Target Share Schemes have been issued, to be paid by the Bidcos (with approximately 19.44 per cent. paid by Bidco 1 and approximately 80.56 per cent. paid by Bidco 2), being an amount of $47.42 per Scheme Share;

“Board”	the board of directors of Target;

“B Shares”	the 42,001,000 issued series B ordinary shares of $0.01 each in the capital of Target, all of which are held by NDS Holdco as at the date of this Agreement;

“Business Day”	a day (other than Saturday, Sunday or a public holiday), on which banks in the City of London, New York City and Luxembourg are open for business generally;

“Capital Reductions”	the Target Capital Reduction and the NDS Finance Capital Reduction;

“Cash Confirmation Undertaking”	the letter from (i) Permira IV Managers Limited as general partner of Permira IV Managers L.P. as manager of P4 Sub L.P. 1; (ii) Permira IV Managers Limited as general partner of Permira IV Managers L.P. as manager of Permira IV L.P. 2; (iii) Permira Nominees Limited as nominee for Permira Investments Limited; (iv) Permira IV G.P. Limited as general partner of Permira IV G.P. L.P. as general partner of P4 Co-Investment L.P.; (v) Permira IV G.P. Limited as general partner of Permira IV G.P. L.P.; and (vi) Permira IV Managers Limited as general partner of Permira IV Managers L.P. to News Corporation, delivered on the date of this Agreement;

“Cash Consideration”	the sum of $63.00 for each Scheme Share held by Scheme Shareholders in cash (comprising the Bidco Cash Consideration and the A Share Distribution);

“CFC Certificates”	has the meaning ascribed to it in Schedule V;

“Circular”	the circular to be issued by Target to its shareholders containing an explanatory statement of the Scheme including, inter alia, the cancellation of the Deferred Shares, cancellation of the Scheme Shares, the Target Capital Reduction, the allotment of the New Target Shares to the Bidcos, the payment of the Cash Consideration, the declaration and payment of the News Distribution and the allotment of the New Hurdle Shares and Manager B Shares to the Manager Investors;

“City Code”	the City Code on Takeovers and Mergers;

“Commitments”	the commitments offered by News Corporation to the European Commission in relation to its acquisition of a controlling stake in Premiere AG, as accepted by the European Commission on 25 June 2008;

“Competing Proposal”	any proposal or offer by any third party (other than a proposal or offer by or on behalf of the Bidcos or any Affiliate thereof) for 30 per cent. or more of the A Shares and/or for 30 per cent. or more of the B Shares whether by offer, merger, scheme of arrangement or other means and any partnership, joint venture or other business combination involving a change of control of Target, or contribution, disposal or purchase of 50 per cent. or more of the assets, businesses, revenues or undertaking of Target or of the Target Group or other similar transaction that is inconsistent with the implementation of the Scheme Proposal;

“Conditions”	the conditions to the Scheme set out in Schedule V;

“Confirmations”	has the meaning set out in sub-clause 3.7(e);

“Court”	the High Court of Justice in England and Wales;

“Court Meeting”	the meeting or meetings of Scheme Shareholders as may be convened pursuant to an order of the Court under Part 26 of the Act for the purposes of considering and, if thought fit, approving the Scheme (with any amendment approved or imposed by the Court and agreed by Target, News Corporation, NDS Holdco and the Bidcos) including any adjournment or postponement of any such meeting, notice of which shall be contained in the Circular;

“Court Orders”	the First Court Order and the Second Court Order;

“Debt Facilities”	the senior facilities made available under the Senior Facilities Agreement and the mezzanine facility made available under the Mezzanine Facility Agreement;

“Deferred Shares”	the 42,000,002 deferred shares of £1.00 per share in the capital of Target, all of which are held by NDS Holdco as at the date of this Agreement;

“Discount Notes”	the discount notes in the Agreed Form to be issued by NDS Technologies Israel Limited and Jungo Limited to NDS Finance, following the First Court Order;

“Effective Date”	the date upon which the Scheme (including the Target Capital Reduction) becomes fully effective in accordance with its terms;

“EGM Resolutions”	the resolutions to be proposed at the Extraordinary General Meeting in connection with the Scheme and the Target Capital Reduction, including, without limitation, to amend Target’s articles of association and such other matters as may be agreed between Target, News Corporation, NDS Holdco and the Bidcos as necessary or desirable for the purposes of implementing the Scheme, and as may be agreed between Target, News Corporation and NDS Holdco for the purposes of implementing the Target Capital Reduction;

“Encumbrance”	any charge, mortgage, lien, hypothecation, judgment, encumbrance, easement, security, title retention, preferential right, trust arrangement, or any other security interest or any other agreement or arrangement having a commercial effect analogous to the conferring of security or similar right in favour of any person;

“Employer Debt Regulations”	means The Occupational Pension Schemes (Employer Debt) Regulations 2005;

“Equity Commitment Letter”	the letter from certain Permira Entities to the Bidcos, delivered on the date of this Agreement;

“Exchange Act”	the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“Exclusivity Period”	the period between the date hereof and the earliest to occur of: (i) the Effective Date and (ii) the date of termination of this Agreement in accordance with clause 13;

“Extraordinary General Meeting”	the extraordinary general meeting of Target, notice of which will be contained in the Circular, or any adjournment or postponement thereof;

“First Court Hearing”	the hearing by the Court to sanction the Scheme and confirm the cancellation of the Deferred Shares, pursuant to which Target will be re-registered as a private company in accordance with section 139(3) of the 1985 Act, and certain amendments to Target’s articles of association will take effect;

“First Court Hearing Date”	the date of commencement of the First Court Hearing;

“First Court Order”	the order of the Court under Section 899 of the Act sanctioning the Scheme and confirming the cancellation of the Deferred Shares, pursuant to which Target will be re-registered as a private company in accordance with section 139(3) of the 1985 Act, and certain amendments to Target’s articles of association will take effect;

“FSA”	the Financial Services Authority;

“Fundamental Conditions”	the Conditions listed in paragraphs Conditions 1-8, 10, 11 and 13 in Schedule V;

“Government Authority”	any nation or government or any agency, public or regulatory authority, instrumentality, department, commission, court, arbitrator, ministry, tribunal or board of any nation or government or political subdivision thereof, in each case, whether foreign or domestic and whether national, supranational, federal, provincial, state, regional, local or municipal;

“Group”	in relation to any person, its subsidiaries, subsidiary undertakings and holding companies and the subsidiaries and subsidiary undertakings of any such holding company;

“Independent Committee”	the committee of independent directors of Target established for the purposes of considering the Transactions comprising Nathan Gantcher, Peter Powers and Roger Einiger;

“Independent Committee Advisers”	Weil Gotshal & Manges LLP and Citigroup Global Markets Limited;

“Law”	applicable, statutes, common laws, rules, ordinances, regulations, codes, orders, judgments, injunctions, writs, decrees, governmental guidelines or interpretations having the force of law or bylaws, in each case, of a Government Authority;

“Long Stop Date”	25 February 2009 (or such later date as News Corporation, NDS Holdco, the Bidcos, Target and the Court may agree);

“LTIP”	the NDS 2006 Long-Term Incentive Plan;

“Management Election or Adherence”	the additional amount (if any) to be invested by Manager Investors in being up to $27 million in Manager B Shares as notified by the Managers to the Bidcos and Target pursuant to the Management Investment Agreement or pursuant to their adherence to the Management Investment Agreement by no later than 25 days after the date of this Agreement;

“Management Investment Agreement”	the investment agreement to be entered into on or before the date of this Agreement by, inter alia, the Manager Investors, the Bidcos, News Corporation and NDS Holdco and, subject to the approval by the board of Target upon the Scheme becoming fully effective, Target, in respect of the acquisition by the Manager Investors of New Hurdle Shares and Manager B Shares;

“Manager B Shares”	between 119,000 and 436,000 new series B ordinary shares of $0.01 each in the capital of Target to be issued or sold to the Manager Investors pursuant to the Management Investment Agreement;

“Manager Investors”	the persons who are investing in Target pursuant to the Management Investment Agreement;

“Meetings”	the Court Meeting and the Extraordinary General Meeting;

“Mezzanine Facility Agreement”	the mezzanine facility agreement dated on or about the date of this Agreement between, amongst others, NDS Finance as borrower and original guarantor, Target and certain of its subsidiaries as guarantors, the mezzanine arrangers, the mezzanine facility agent, the security trustee and certain financial institutions as lenders;

“Moral Hazard Costs”	has the meaning given to it in clause 7.12;

“Nasdaq”	the Nasdaq Stock Market;

“NDS Finance Capital Reduction”	the capital reduction in relation to NDS Finance Shares to be implemented in accordance with Section 136 of the 1985 Act, the principal terms of which are set out in the Announcement;

“NDS Finance Capital Reduction Court Hearing”	the hearing by the Court of the claim to sanction the NDS Finance Capital Reduction;

“NDS Finance Capital Reduction Court Order”	the order of the Court sanctioning the NDS Finance Capital Reduction under Section 137 of the 1985 Act;

“NDS Finance Dividend”	the dividend in the amount of up to approximately $1,347 million in aggregate to be paid by NDS Finance to Target out of distributable reserves created in NDS Finance as a result of the NDS Finance Capital Reduction;

“NDS Finance Insertion”	the transfer by Target of the entire issued share capital of each of the Target Operating Companies to NDS Finance in exchange for the issue by NDS Finance of approximately 2.47 billion NDS Finance Shares to Target fully paid up, with the effect that the Target Operating Companies became, or are to become, wholly-owned subsidiaries of NDS Finance;

“NDS Finance Shares”	ordinary shares of $1.00 each in the capital of NDS Finance including, where the context requires, those ordinary shares issued pursuant to the NDS Finance Insertion;

“NDS Finance Written Resolution”	the written resolution in the Agreed Form to be approved by Target as sole shareholder of NDS Finance in favour of the NDS Finance Capital Reduction;

“New Hurdle Shares”	the new hurdle shares of $0.01 each in the capital of Target to be issued credited as fully paid up to the Manager Investors pursuant to the Management Investment Agreement;

“New Target Shares”	the new series B ordinary shares of $0.01 each in the capital of Target to be issued credited as fully paid up to the Bidcos pursuant to the Scheme;

“News Distribution”	the distribution to be declared and paid by Target pursuant to the Scheme, comprising, by way of a cash distribution and a return of capital, an aggregate cash payment of the sum of approximately $1,522.2 million (subject to adjustment arising as a result of investment in shares in the capital of Target pursuant to the Management Investment Agreement) to News Corporation (as designee of NDS Holdco) and the issue to NDS Holdco by Target of the News Loan Note;

“News Executive Plan”	the News International Pension and Life Assurance Plan for Senior Executives;

“News Group”	News Corporation and each member of its Group;

“News Loan Note”	the loan note in the principal amount of $242 million in the Agreed Form to be issued by Target to NDS Holdco as part of the News Distribution;

“Other Filings”	has the meaning set out in sub-clause 7.4;

“Outstanding Condition”	has the meaning set out in sub-clause 3.7(e);

“Panel”	the Panel on Takeovers and Mergers;

“Pension Costs”	has the meaning given to it in clause 7.13;

“Permira Entity”	has the meaning set out in the Stockholders Agreement;

“Personnel”	in relation to any person, its board of directors, members of their immediate families, related trusts and persons connected with them, as such expressions are construed in accordance with the City Code;

“Proceedings”	has the meaning set out in sub-clause 21.2;

“Proxy Statement”	has the meaning set out in sub-clause 7.4;

“Registrar”	the registrar of companies for England and Wales;

“Regulatory Conditions”	the Conditions listed in paragraphs 7 and 8 of Schedule V;

“Regulatory Clearances”	all consents, clearances, permissions and waivers as may be necessary, and all filings and waiting periods as may be necessary, from or under the laws, regulations or practices applied by the Relevant Authorities, including without limitation, the European Commission and the Israel Antitrust Authority, in each case in connection with the implementation of the Transactions and references to Regulatory Clearances having been satisfied shall be construed as meaning that the foregoing have been obtained or, where appropriate, made or expired;

“Relevant Authority”	any government or governmental, quasi-governmental, supranational, statutory, regulatory, environmental or investigative body, court, trade or regulatory agency, association or institution or any competition, antitrust or supervisory body, in each case in any jurisdiction;

“Relevant Proportion”	49% in relation to News Corporation and 51% in relation to the Bidcos;

“Replacement Executive”	has the meaning set out in clause 3.3(b);

“Representatives”	in relation to each party, the directors, employees, agents, consultants of, and any individuals seconded to work for, such party (including persons who, at the relevant time, occupied such position);

“Rules”	the rules of the City Code;

“Sarbanes-Oxley Act”	has the meaning set out in sub-clause 7.6(a)(i);

“Schedule 13E-3”	the Rule 13e-3 Transaction Statement on Schedule 13E-3, pursuant to the requirements of Rule 13e-3 promulgated under the Exchange Act, relating to the Transactions to be filed with the SEC in connection with the Transactions;

“Scheme”	the scheme of arrangement under Part 26 of the Act to be described in the Circular, the principal terms of which are set out in the Announcement;

“Scheme Documentation”	the Circular, the Scheme Resolution, the EGM Resolutions, the SEC Filings, the proxy forms for use at the Meetings and any other document required in connection with the Scheme;

“Scheme Proposal”	the proposed cancellation of the Scheme Shares, the cancellation of the Deferred Shares, and the Target Capital Reduction, to be effected by means of the Scheme and subject to the terms and conditions of this Agreement;

“Scheme Record Time”	6.00 p.m. (London time) on the Business Day immediately preceding the day upon which the Second Court Order becomes effective in accordance with its terms;

“Scheme Resolution”	the resolution of Target to be proposed at the Court Meeting in connection with the Scheme;

“Scheme Shareholders”	holders of Scheme Shares;

“Scheme Shares”	the A Shares in issue on the date of the Circular together with any further A Shares (if any):

(a)	issued after the date of the Circular and prior to the Voting Record Time; and

(b)	issued on or after the Voting Record Time and prior to the Scheme Record Time either on terms that the original or any subsequent holder thereof shall be bound by the Scheme or, in respect of which the holder thereof shall have agreed in writing to be bound by the Scheme;

“SEC”	the United States Securities and Exchange Commission;

“SEC Filings”	means collectively and together with any amendments or supplements thereto, the proxy statement (which will include the Circular) relating to the Transactions to be filed with the SEC in connection with seeking the approval of Target’s shareholders, and the Schedule 13E-3, as well as any other documents required to be filed with the SEC in connection with the Transactions;

“Second Court Hearing”	the hearing by the Court to confirm those elements of the Scheme not already confirmed by the Court pursuant to the First Court Order, namely confirming the Target Capital Reduction under Section 137 of the 1985 Act;

“Second Court Hearing Date”	the date of commencement of the Second Court Hearing;

“Second Court Order”	the order of the Court under Section 899 of the Act confirming those elements of the Scheme not already confirmed by the Court pursuant to the First Court Order, namely confirming the Target Capital Reduction under Section 137 of the 1985 Act;

“Securities Act”	the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

“Senior Facilities Agreement”	the senior facilities agreement dated on or about the date of this Agreement between, amongst others, NDS Finance as original borrower and original guarantor, Target and certain of its subsidiaries as guarantors, the senior arrangers, the senior facility agent, the security trustee and certain financial institutions as lenders;

“Steps Paper”	the timing and responsibilities table in the Agreed Form setting out the various steps which are to be taken by or on behalf of each of the parties to this Agreement in order to implement the Transactions;

“Stockholders Agreement”	the Stockholders Agreement in the Agreed Form (which, for the purposes of this definition, means in the terms agreed between News Corporation, NDS Holdco and the Bidcos) to be entered into on the Effective Date by the Bidcos, News Corporation, NDS Holdco, the Manager Investors and, subject to approval by the board of Target upon the Scheme becoming fully effective, Target;

“Supplemental Document”	has the meaning set out in sub-clause 3.9;

“Target Capital Reduction”	the capital reduction described in the Announcement, in relation to all of the A Shares, approximately 28 million B Shares and such additional number of B Shares as equals News Corporation’s Relevant Proportion of the Management Election or Adherence divided by $63.00, to be implemented as part of the Scheme and in accordance with Section 136 of the 1985 Act;

“Target Directors”	the directors of Target from time to time;

“Target Group”	Target and its subsidiaries and subsidiary undertakings;

“Target Operating Companies”	Target’s subsidiaries listed in Schedule III;

“Target SEC Documents”	has the meaning set out in sub-clause 7.3;

“Target Share Schemes”	the 1997 Scheme, the 1999 Scheme, the Approved Scheme and the LTIP;

“Transaction Documents”	this Agreement, the Stockholders Agreement, the Management Investment Agreement and documents relating thereto, the documents relating to the Debt Facilities, the new articles of association of Target and the Agreed Form Documents;

“Transactions”	the Scheme (including the Target Capital Reduction) and the NDS Finance Capital Reduction;

“Upstream Loan Agreement”	the loan agreement in the Agreed Form to be entered into on or about the date of this Agreement between NDS Limited and NDS Finance;

“Upstream Loans”	the loans in the sum of approximately $173 million, approximately $71 million and approximately $13 million to be made by NDS Limited, NDS Technologies Israel Limited and Jungo Limited, respectively, to NDS Finance following the First Court Order becoming effective pursuant to the Upstream Loan Agreement and the Discount Notes;

“US GAAP”	United States generally accepted accounting principles;

“Voting Record Time”	6.00 p.m. (London time) on the day prior to the day immediately preceding the Meetings or any adjournment thereof; and

“$”	United States dollars.

1.2	In this Agreement:

(a)	the Recitals and Schedules form an integral part of this Agreement;

(b)	the headings are for convenience only and shall not affect its interpretation;

(c)	expressions used in this Agreement shall have the same meanings as in the Act (excluding its Schedules), unless the context requires otherwise or they are otherwise defined in this Agreement;

(d)	a reference to the provisions of law includes a reference to any provisions which from time to time amends, extends, consolidates or replaces that provision (other than any such provision with retrospective effect, to the extent that it is retrospective) and any subordinate legislation made under any such provisions;

(e)	words denoting the singular number shall include the plural, the masculine gender shall include the feminine gender and neuter, and vice versa;

(f)	references to sub-clauses, Clauses and Schedules are, unless otherwise stated, to sub-clauses, Clauses of and Schedules to this Agreement;

(g)	references to persons shall include individuals, corporations (wherever incorporated), unincorporated associations (including joint ventures and partnerships), trusts, any form of governmental body, agency or authority, and any other organisation of any nature (in each case, whether or not having separate legal personality); and

(h)	a reference to any English legal term for any action, remedy, method or form of judicial proceeding, legal document, court or any other legal concept or matter will be deemed to include a reference to the corresponding or most similar legal term in any jurisdiction other than England, to the extent that such jurisdiction is relevant to the transactions contemplated by this Agreement or the terms of this Agreement.

1.3	In construing this Agreement, the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced or followed by the word “other” or “including” or “in particular” shall not be given a restrictive meaning because they are followed or preceded (as the case may be) by particular examples intended to fall within the meaning of the general words.

2.	Conditions

2.1	Each party agrees that the Scheme Proposal is conditional upon the Conditions being satisfied and continuing to be satisfied (or, in each case, waived in accordance with this Agreement).

2.2	The parties agree that, (i) the Bidcos and News Corporation, each in their absolute discretion, reserve the right to jointly waive all or any of the Conditions set out in paragraphs 7, 8, 9 and 12 of Schedule V in whole or in part, (ii) the Bidcos and News Corporation, each in its absolute discretion, reserve the right to jointly waive Condition 13 of Schedule V in whole or in part, subject only to the consent of Target, such consent not to be unreasonably withheld, rendered subject to conditions, or delayed, and (iii) that News Corporation shall have the right to waive the Conditions set out in paragraphs 10 and 11 of Schedule V, in whole or in part, in its absolute discretion, and the Conditions set out in paragraphs 10 and 11 of Schedule V are for the benefit of News Corporation only and may only be waived by News Corporation. For the avoidance of doubt, the Conditions set out in paragraphs 1 to 6 (inclusive) of Schedule V cannot be waived by any party.

2.3	The Bidcos shall subject to the other parties’ compliance with sub-clause 2.5, use all reasonable endeavours to fulfil or procure the fulfilment of the Regulatory Conditions as soon as reasonably practicable and in any event on or before the First Court Hearing Date including by means of:

(a)	as soon as reasonably practicable and, in any other event, no later than twenty-one Business Days after the date of this Agreement, ensuring the submission of all filings and notifications necessary for satisfying the Regulatory Conditions and obtaining any other approval from each Relevant Authority required in connection with the Scheme (other than those pertaining to the administration of the Scheme), requesting that all correspondence is copied to Target, News Corporation and NDS Holdco;

(b)	promptly providing sufficient information to each Relevant Authority to reach its conclusions on the Scheme and as far as reasonably practicable without needing to request further information from the Bidcos or, as the case may be, Target and/or News Corporation and/or NDS Holdco;

(c)	provided that the Relevant Authority does not object to this course of action, giving Target, News Corporation and NDS Holdco reasonable notice of all material meetings and telephone calls with each Relevant Authority, giving Target, News Corporation and NDS Holdco and their respective Representatives and advisers reasonable opportunity to participate thereat (save to the extent that a Relevant Authority requests that Target, News Corporation or NDS Holdco should not be present at the meeting or telephone call or part or parts of the meeting or telephone call or to the extent that such meeting or telephone call is administrative or procedural in nature);

(d)	providing, as soon as reasonably practicable, Target, News Corporation and NDS Holdco (and advisers nominated by them) with draft copies of all notifications and communications (other than non-material communications) (subject to redaction of confidential business information) to the Relevant Authorities in relation to obtaining any Regulatory Clearance, where reasonably possible at such time as will allow Target, News Corporation and NDS Holdco a reasonable opportunity to provide comments on such notifications and communications before they are submitted or sent to such Relevant Authorities and taking into account any such comments as are reasonable and providing Target, News Corporation and NDS Holdco (or their nominated advisers) with copies of all such notifications and communications in the form submitted or sent;

(e)	notifying Target, News Corporation and NDS Holdco, and providing copies in a timely fashion of any material communications (subject to redaction of confidential business information) from any Relevant Authority in relation to obtaining any Regulatory Clearance;

(f)	accepting any conditions or fulfilling or undertaking to fulfil any obligations subject to which any Regulatory Clearances are granted, including if required by any Relevant Authority accepting, cooperating with and entering into undertakings to comply with the conditions and obligations to which News Corporation is subject under the Commitments and any amendments to the Commitments required by any Relevant Authority insofar as such conditions and obligations relate to Target, provided that:

(1)	to the extent that such conditions or obligations relate to the disposal (or procuring the disposal) of any assets of, or any subsidiary or subsidiary undertaking in, the Target Group, News Corporation consents to and cooperates with such conditions or obligations and enters into any undertakings required by the Relevant Authority in order to allow the Bidcos to comply with such conditions or obligations; and

(2)	the parties agree that the Bidcos are not required to accept any conditions or fulfil or undertake to fulfil any obligations with respect to the behaviour of any portfolio company of any Permira Entity or to the disposal of any assets of, or any subsidiary undertaking of, or any interest in, any portfolio company of any Permira Entity; and

(g)	fulfilling or procuring the fulfilment of any conditions or obligations attached to any Regulatory Clearances, provided that such conditions or obligations are consistent with sub clause 2.3(f).

2.4	Without prejudice to the foregoing provisions of this Clause 2, in the event that either of the Bidcos becomes aware that the European Commission is proposing to initiate proceedings under Article 6(1)(c) of Council Regulation (EC) 139/2004 in relation to the Scheme Proposal, they shall as soon as practicable provide written notice thereof to News Corporation. In such circumstances, the Bidcos shall use their best endeavours to avoid or prevent the initiation of such proceedings and to procure satisfaction of the Regulatory Conditions, including by way of the making of proposals to the Relevant Authority in relation to the making of any undertaking(s) to accept any conditions or fulfil or undertake to fulfil any obligations consistent with sub clause 2.3(f).

2.5	Each party shall use all reasonable endeavours to cooperate with and assist each of the other parties and shall procure that each of its relevant Affiliates and its directors and professional advisers use reasonable endeavours to assist each of the other parties in each case to ensure the satisfaction by the Bidcos of the Regulatory Conditions in accordance with sub-clauses 2.3 and 2.4, including by providing such other party or parties and each Relevant Authority promptly, properly and accurately upon request and in good faith any information, documents and comments necessary or desirable for the purpose of making (or responding to any requests for further information consequent upon) any submissions, filings and notifications (including draft versions) to such Relevant Authority in relation to the Transactions in accordance with sub-clause 2.3(a), including making any joint filings with any other party where required by any such Relevant Authority, and, in the case of each of the Bidcos, News Corporation and NDS Holdco, by consenting to and cooperating with and entering into undertakings to comply with, and procuring that Target consents to and cooperates with or enters into undertakings to comply with, any conditions or obligations required by a Relevant Authority in relation to the future conduct of Target, but solely insofar as such conditions and obligations require Target and/or any of its subsidiaries and subsidiary undertakings to remain independent of all portfolio companies of any Permira Entity and to conduct business with any such portfolio company only on arm’s length terms and not to discriminate against any competitor of any such portfolio company.

2.6	Each Bidco shall use its reasonable best endeavours to cause the representations contained in Section 10.2(a) of the Stockholders Agreement to be true, correct and complete in all respects immediately following the Effective Date and each Bidco and News Corporation shall use its reasonable best endeavours to cause the Condition set out in paragraph 11 of Schedule V to be fulfilled.

3.	Implementation of the Transactions

3.1	Each party will use all reasonable endeavours:

(a)	to procure the release of the Announcement by no later than 9.00 a.m. (New York time) on Thursday 14 August 2008 (or by such other time or such other date as may be agreed between the Bidcos, News Corporation, NDS Holdco and Target);

(b)	to finalise (i) the Circular by the time that the Proxy Statement is filed with the SEC, and (ii) all other Scheme Documentation by the time the Proxy Statement is circulated to the Scheme Shareholders, and provide promptly such cooperation and information (including such information as is necessary for the Scheme Documentation to comply with all applicable legal and regulatory provisions) in respect of itself and its Affiliates as the other parties may reasonably request at least three Business Days before such time; and

(c)	to ensure that the Second Court Hearing occurs as soon as practicably possible after the First Court Hearing, having regard to the relevant steps set out in the Steps Paper.

3.2	Target agrees to co ordinate the preparation of the Scheme Documentation with the Bidcos, News Corporation and NDS Holdco and agrees to despatch the Circular, Proxy Statement and Schedule 13E 3, together with appropriate forms of proxy for use at the Meetings, only with the prior written consent of the Bidcos, News Corporation and NDS Holdco (which in each case shall not be unreasonably withheld, rendered subject to conditions or delayed) and in accordance with sub-clause 3.14. Each of the Bidcos, News Corporation and NDS Holdco severally undertakes to provide to Target for the purposes of inclusion in the Circular all such information as may reasonably be required by Target for inclusion in the Circular and to provide promptly all such other assistance as Target may reasonably require in connection with the preparation of the Circular.

3.3	In relation to the information in the Circular, and subject at all times to the relevant directors acting in accordance with their fiduciary duties,:

(a)	the Bidcos will procure that the directors of the Bidcos accept responsibility for all of the information in the Circular relating to the Bidcos, their respective Affiliates and the directors of the Bidcos, by the inclusion of a statement in the Circular in substantially the following form;

“The directors of the Bidcos accept responsibility for all information in this document relating to the Bidcos, their respective Affiliates and the directors of Bidco (and any person whose interest in NDS Shares such directors are taken to be interested in pursuant to Part 22 of the Act). To the best of the knowledge and belief of the directors of the Bidcos, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.”

(b)	News Corporation will procure that each of Lon Jacobs, John Nallen and David DeVoe (unless any such person is unable to act as required due to incapacity, professional conflict or cessation of employment with News Corporation at the time of the Circular, in which case News Corporation will procure that a replacement person accepts responsibility, that person being in an equivalent or more senior position within News Corporation (a “Replacement Executive”)), accept responsibility for all of the information in the Circular relating to News Corporation, its Affiliates and the directors of News Corporation, by the inclusion of a statement in the Circular in substantially the following form;

“Each of Lon Jacobs, John Nallen and David DeVoe (or any Replacement Executive), accept responsibility for all information in this document relating to News Corporation, its respective Affiliates and the directors of News Corporation (and any person whose interest in NDS Shares such directors are taken to be interested in pursuant to Part 22 of the Act). To the best of the knowledge and belief of each of Lon Jacobs, John Nallen and David DeVoe (or any Replacement Executive), the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.”

(c)	Target will procure that the members of the Independent Committee accept responsibility for their views set out in the Circular, by the inclusion of a statement in the Circular in substantially the following form:

“The members of the Independent Committee accept responsibility for the statements, information and opinions contained in this document which are expressed to be statements, information or opinions given by them as the Independent Committee. To the best of the knowledge and belief of the members of the Independent Committee, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.”; and

(d)	Target will procure that the Target Directors accept responsibility for all of the information in the Circular, other than information for which the directors of the Bidcos, the directors of News Corporation or the members of the Independent Committee accept responsibility, by the inclusion of a statement in the Circular in substantially the following form:

“The Target Directors accept responsibility for all information in this document except for information for which the directors of the Bidcos, each of Lon Jacobs, John Nallen and David DeVoe (or any Replacement Executive), or the members of the Independent Committee, accept responsibility. To the best of the knowledge and belief of the Target Directors, the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.”

3.4	Each of the parties undertakes to use all reasonable endeavours to:

(a)	do and execute, or procure the doing and executing of, each necessary act, document and thing reasonably within its powers to implement the Transactions in accordance with, and subject to the terms and conditions of, the Announcement and to give effect to the matters specified in, and to act in accordance with, the Announcement and the Scheme Documentation;

(b)	ensure that the steps referred to in this Agreement, the Steps Paper, and otherwise required to implement the Transactions in the manner contemplated by this Agreement to be taken by it, its shareholders or Representatives between the date of this Agreement and the Effective Date are undertaken in accordance with a process agreed with each of the other parties and always in accordance with sub-clause 3.4(c);

(c)	procure that each of its Affiliates and its and their respective directors assist it to prepare all such documents and take all such steps as are necessary or desirable in order to complete the Transactions, and in particular, with respect to those actions, steps and/or events set out in the Steps Paper in relation to each of the Transactions, each party shall, and shall procure that its relevant Affiliates and its and their Representatives and its and their respective relevant professional advisers assist it to, prepare all such documents and take all such steps and/or actions as are necessary or desirable in order to take, perform or implement the steps, actions or events in respect of which responsibility is ascribed to such party as indicated in the columns of the Steps Paper headed “Primary Responsibility” and “Parties”, strictly in accordance with the timing provided for in the Steps Paper, subject to such variations thereto as the parties may agree or as the Court may require. The parties will have due regard to, and take due account of, all reasonable requests from time to time of the other parties in relation to the Transactions and their implementation; and

(d)	(other than Target and NDS Finance) immediately upon the Effective Date, take all steps in their capacities as shareholders in Target to procure that Target executes the Stockholders Agreement and the Management Investment Agreement (subject in each case, to approval by the Board of Target).

3.5	Without limitation to the generality of the foregoing, NDS Finance shall:

(a)	enter into the documents relating to the Debt Facilities immediately after execution of this Agreement, and, following the re-registration of Target as a private company, and in any event no earlier that 1 October 2008, use all reasonable endeavours to: (i) satisfy all conditions precedent to the draw down pursuant to the Debt Facilities within its or its controlled Affiliates’ control; and (ii) ensure that all other requirements for draw down within its or its controlled Affiliates’ control are met (including, without limitation, representations being true, covenants being complied with, no event of default being caused which could prevent NDS Finance drawing under the Debt Facilities and satisfying all conditions subsequent);

(b)	make all necessary applications to the Court in connection with the implementation of the NDS Finance Capital Reduction;

(c)	not finalise the documentation relating to the NDS Finance Capital Reduction without obtaining the prior written approval of the Bidcos, News Corporation and NDS Holdco, as to the form and content of such documentation (such approval not to be unreasonably withheld, rendered subject to conditions or delayed);

(d)	submit the NDS Finance Written Resolution to Target for approval;

(e)	procure the publication of the requisite advertisements in relation to the NDS Finance Capital Reduction, and thereafter publish and/or post such other documents and information as the Court may approve or direct from time to time;

(f)	promptly provide the Bidcos, News Corporation and NDS Holdco with a copy (certified as a true copy by any of NDS Finance’s directors or its secretary) of the NDS Finance Written Resolution once passed and the NDS Finance Capital Reduction Court Order once obtained;

(g)	as soon as practicable following the NDS Finance Capital Reduction Hearing (and in any event by no later than the Business Day after that hearing or at such later time as the Bidcos, News Corporation and NDS Finance may agree), cause an office copy of the NDS Finance Capital Reduction Court Order to be filed with the Registrar;

(h)	procure that any Target Operating Companies which have declared dividends in favour of Target and not yet paid such dividends, do not cancel/withdraw them prior to such dividends being paid; and

(i)	following the re-registration of Target as a private company, and in any event no earlier than 1 October 2008, and subject to the First Court Order having become effective, make the necessary draw downs under the Debt Facilities and upon receipt of funds drawn under the Debt Facilities and received pursuant to the Upstream Loans to declare and pay the NDS Finance Dividend to Target for same day value.

3.6	Without limitation to the generality of the foregoing, Target shall: (i) convene and hold the Extraordinary General Meeting in accordance with its memorandum and articles of association and the Acts; (ii) seek leave of the Court to convene and hold the Court Meeting in accordance with the Act and the directions of the Court; and (iii) in particular, but without limitation, save with the consent of the Bidcos, News Corporation and NDS Holdco (such consent not to be unreasonably withheld, rendered subject to conditions or delayed):

(a)	submit the EGM Resolutions and Scheme Resolution for consideration and, if thought fit, approval of its shareholders at the Extraordinary General Meeting and the Court Meeting respectively in each case regardless of the recommendations or any change in the recommendations of the Independent Committee with respect thereto (provided that where any submissions are not recommended by the Independent Committee at the time of submission, all such submissions shall make it clear on the face of the documents that they have been considered but not recommended by the Independent Committee);

(b)	not finalise the Scheme Documentation or seek to amend the Scheme Documentation after the despatch of the Circular;

(c)	use reasonable endeavours to ensure that the quorum requirements of the Act and its articles of association are satisfied with respect to the Extraordinary General Meeting and the Court Meeting; and

(d)	if necessary to implement the Scheme reconvene the Court Meeting, the Extraordinary General Meeting and any other necessary meeting of its shareholders or of any class of its shareholders.

3.7	Target further undertakes:

(a)	to execute the NDS Finance Written Resolution;

(b)	to make all necessary applications to the Court in connection with the implementation of the Scheme;

(c)	to procure the publication of the requisite advertisements in relation to the Scheme, and thereafter publish and/or post such other documents and information as the Court may approve or direct from time to time;

(d)	to keep the Bidcos and News Corporation informed, on a regular basis or as soon as practicable following a request from the Bidcos or News Corporation respectively, of the number of proxy votes received in respect of each of the Scheme Resolution and the EGM Resolutions and the identity of the relevant shareholders;

(e)	following each of the Court Meeting and the Extraordinary General Meeting, subject to the Scheme Resolution and EGM Resolutions having been approved by the requisite majorities at the Court Meeting and the Extraordinary General Meeting respectively, to seek the sanction of the Court to the Scheme by petitioning the Court to grant the First Court Order and the Second Court Order in accordance with the Steps Paper, provided that the obligation on Target to petition the Court to grant the Second Court Order shall be subject to the Bidcos and News Corporation having first each confirmed in writing (the “Confirmations”) (so that such Confirmations are available at the Second Court Hearing) that each has waived (to the extent permitted) or treated as satisfied each of the Conditions other than the Conditions set forth in paragraphs 3 and 6 of Schedule V (an “Outstanding Condition”) (and each of the Bidcos and News Corporation undertake that they will, prior to the Second Court Hearing, provide such Confirmations if, at that time, they are not aware of any fact, matter or circumstance indicating that any of the relevant Conditions are not satisfied or capable of being satisfied);

(f)	promptly to provide the Bidcos and News Corporation with a copy (certified as a true copy by any of Target’s directors or secretary) of each of the Scheme Resolution and the EGM Resolutions once passed and the First Court Order and the Second Court Order once obtained;

(g)	as soon as practicable following each of the First Court Hearing and the Second Court Hearing (and in any event by no later than the Business Day after the relevant hearing or at such later time as Target, News Corporation and the Bidcos may agree), to cause an office copy of each of the First Court Order and the Second Court Order, respectively, to be filed with the Registrar;

(h)	following its re-registration as a private company, and in any event no earlier than 1 October 2008, to distribute and pay the A Share Distribution and the cash portion of the News Distribution (and to issue the News Loan Note to News Corporation pursuant to the News Distribution);

(i)	following its re-registration as a private company, and in any event no earlier than 1 October 2008, to vote in favour of all necessary resolutions to allow NDS Finance and the Target Operating Companies to carry out their obligations under the Debt Facilities including granting guarantees and security as required under the Debt Facilities;

(j)	following its re-registration as a private company, and in any event no earlier than 1 October 2008, to grant security and guarantees as required under the Debt Facilities;

(k)	following its re-registration as a private company, and in any event no earlier than 1 October 2008, to cooperate and provide such assistance as NDS Finance may reasonably require to support the syndication by the lenders of part of the Debt Facilities after the date of this Agreement to other banks, financial institutions or other third parties which hold participations in syndicated loans (such support including the preparation of an information memorandum, providing and using reasonable efforts to cause NDS Finance to provide financial and other information and subject to advice from outside legal counsel, projections to the book runner of the syndication relating to NDS Finance and the Target Group and reasonably deemed necessary by the book runner to enhance the prospects of a successful syndication (subject to any confidentiality restrictions in relation to the provision of such information), making the relevant employees of the Target Group available to participate in presentations to and meetings and telephone calls with potential lenders and arranging, attending and participating in agreed site visits for potential lenders);

(l)	not knowingly do any act, matter or thing or knowingly omit to do any act, matter or thing, which would or is reasonably likely to cause any of the Conditions to not be satisfied; and

(m)	deliver on the Effective Date resignations from the directors constituting the Independent Committee conditional on the Scheme becoming effective in accordance with its terms.

3.8	Without limitation to the generality of the foregoing, NDS Holdco shall (and News Corporation shall exercise its rights as a shareholder of NDS Holdco to procure that NDS Holdco shall):

(a)	vote in favour of the EGM Resolutions at the Extraordinary General Meeting; and

(b)	give such undertakings to be bound by the Scheme as the Court may require.

3.9	Should any supplemental circular or announcement be required to be published or submitted to the Court in connection with any variation or amendment to the Scheme (in each case, a “Supplemental Document”) the parties will provide promptly such co-operation and information (including such information as is necessary for the Supplemental Document to comply with all applicable legal and regulatory provisions) as any other party may reasonably request and is reasonably necessary to finalise and publish promptly such Supplemental Document. Where applicable, the parties will procure that the party which took responsibility for the original document to which the Supplemental Document relates shall also take responsibility for such Supplemental Document.

3.10	The parties agree that Target will be entitled, with the express prior written consent of the Bidcos and News Corporation, to adjourn the Court Meeting and/or the Extraordinary General Meeting if it reasonably considers that such an adjournment would assist the obtaining of the requisite majorities in respect of the Scheme Resolution and/or the EGM Resolutions, as applicable, in which case Target will promptly notify News Corporation, NDS Holdco and the Bidcos of any such proposal and will meet with the Bidcos, News Corporation and NDS Holdco to discuss in good faith an appropriate alternative date.

3.11	Target agrees that the Circular and Proxy Statement shall incorporate a unanimous and unqualified recommendation of the Independent Committee to Scheme Shareholders to vote in favour of the Scheme and the EGM Resolutions, except if, and only to the extent that, the Independent Committee concludes, in good faith, after consultation with, and taking into account the advice of, the Independent Committee Advisers at a meeting of the Independent Committee, that such recommendation should not be given or should be withdrawn, modified or qualified in order to comply with the fiduciary duties of the members of the Independent Committee and on the basis that an extract from the minutes of the relevant meeting of the Independent Committee (certified as a true extract by the Company Secretary of Target) evidencing the conclusion of the Independent Committee and referring to the substance of the legal and financial advice provided to the Independent Committee shall be promptly delivered to the Bidcos, News Corporation and NDS Holdco by Target.

3.12	Target agrees that the Circular and any other documents to be approved and/or executed by Target in connection with the Transaction shall be considered and approved by Target Directors and each Target Director (including those Target Directors who are not members of the Independent Committee) shall be eligible to vote and approve these documents on behalf of Target (subject to any declaration of interest, as applicable, under article 90(7) of the articles of association of Target).

3.13	Without prejudice to its obligations under sub-clause 7.8 if Target wishes to request of the Court, or agree to, any variation of, or amendment to, the Scheme or if NDS Finance wishes to do so in respect of the NDS Finance Capital Reduction, they will only do so after receiving the express prior written consent of the Bidcos and News Corporation (such consent not to be unreasonably withheld, rendered subject to conditions or delayed).

3.14	SEC Filings

(a)	As promptly as reasonably practicable after the SEC indicates that it has no further comments on the Proxy Statement and Schedule 13E-3, Target, acting through the Board will give notice of, convene and hold the Extraordinary General Meeting in accordance with sub-clause 3.6 and the Exchange Act.

(b)

As promptly as reasonably practicable following the date of this Agreement Target shall (i) prepare and file (after the Bidcos, News Corporation and NDS Holdco have had a reasonable opportunity to review and comment on) with the SEC the Proxy Statement and all Other Filings, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings, (iii) as promptly as reasonably practicable prepare and file (after Bidcos, News Corporation and NDS Holdco have had a reasonable opportunity to review and comment on) any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) use its reasonable endeavours to have cleared by the SEC and will thereafter mail to its stockholders as promptly as reasonably practicable, the Proxy Statement and all other customary proxy or other materials for meetings such as the Extraordinary General Meeting, (v) to the extent required by applicable Law, as promptly as reasonably practicable prepare, file and distribute to the shareholders of Target any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Extraordinary General Meeting, and (vi) otherwise use commercially reasonable efforts to comply with all requirements of Law applicable to the Extraordinary General Meeting and the Scheme. In connection with the filing of the Proxy Statement, Target, Bidcos, News Corporation and NDS Holdco will, (a) cooperate in connection with preparation and filing of the Proxy Statement including any appendices thereto, and (b) to (i) concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13E-3 relating to the Transactions and furnish to each other all information concerning such party as may be reasonably requested in connection with the preparation of the Schedule 13E-3, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings and will consult with each other prior to providing such response, (iii) as promptly as reasonably practicable after consulting with each other, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) have cleared by the SEC the Schedule 13E-3 and (v) to the extent required by applicable Law, as promptly as reasonably practicable prepare, file and distribute to the shareholders of Target any supplement or amendment to the Schedule 13E-3 if any event shall occur which requires such action at any time prior to the Extraordinary General Meeting.

(c)	If, at any time prior to the Effective Time, any information relating to Target, the Bidcos, News Corporation or NDS Holdco should be discovered by Target, the Bidcos, News Corporation or NDS Holdco, respectively, which should be set forth in an amendment or supplement to the Proxy Statement, Schedule 13E-3 or the Other Filings, as applicable, so that the Proxy Statement, Schedule 13E-3 and the Other Filings, as applicable, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties and, to the extent required by applicable Law, Target shall file with the SEC (and, if and to the extent required by applicable Law or the SEC, shall disseminate to the shareholders of Target) an appropriate amendment thereof or supplement thereto describing such information to Target’s shareholders.

(d)	Each of Target, the Bidcos, News Corporation and NDS Holdco shall as soon as reasonably practicable notify the other parties of the receipt of any comments from or other correspondence with the SEC staff with respect to the Proxy Statement, Schedule 13E-3 or the Other Filings and any request by the SEC for any amendment or supplement to the Proxy Statement, Schedule 13E-3 or the Other Filings or for additional information (and promptly deliver a copy of such comments, correspondence or request to the other party).

(e)	Without limiting the generality of the foregoing, each of the Bidcos, News Corporation and NDS Holdco will furnish to Target upon request, any and all information as may be reasonably required to be set forth in the Proxy Statement under the Exchange Act.

3.15	Target shall not allot or issue any shares in its capital between the Scheme Record Time and the time at which the Scheme becomes fully effective.

3.16	Each party shall keep each of the other parties informed reasonably promptly of developments which are, or could reasonably be expected to be, material or potentially material to the fulfillment of the Conditions.

3.17	Each of the parties acknowledges that the Panel has ruled that it does not have jurisdiction in respect of the Scheme Proposal. Notwithstanding this ruling, each of the parties undertakes to each of the other parties to comply with those provisions of the City Code that are set out in Schedule IV as if they applied, subject to such interpretation thereof as the parties may agree from time to time, with such agreement to be absolute, final and binding upon the parties and for all purposes in connection with the Scheme Proposal. Schedule IV sets out an exhaustive list of certain of the provisions of the City Code which the parties have agreed are to apply in the manner described in that Schedule in the conduct and execution of the Scheme Proposal. References in this Agreement to the City Code are to be construed accordingly.

3.18	In particular, but without limitation, each party agrees that it will not seek to rely on any of the Conditions (other than the Fundamental Conditions) or exercise their rights under Clause 13 to terminate this Agreement (other than if there is a failure or breach of any of the Fundamental Conditions), where in analogous circumstances they would not be permitted to do so by the City Code as implemented by the Panel, in particular, but without limitation, by reference to the Panel’s application of Rule 13.4 and statements and rulings of the Panel in respect of that Rule. To the extent necessary to give effect to this sub-clause 3.18, News Corporation and the Bidcos will waive or agree to waive any relevant Condition excluding the Fundamental Conditions.

3.19	News Corporation and NDS Holdco severally undertake to:

(a)	terminate with effect from the Effective Date the cash pooling arrangements which are in place between the News Group and the Target Group and release the guarantees which have been given by certain members of the Target Group to the News Group in respect of such cash pooling arrangements; and

(b)	not acquire any interest in Target which it does not already hold as at the date of this Agreement, or, prior to the Effective Date, transfer any such interest save within the News Group subject to (i) any transferee of the interest assuming the obligations of NDS Holdco in this Agreement as if it were a party to this Agreement in place of or as well as NDS Holdco; and (ii) News Corporation ensuring that NDS Holdco and the transferee remain part of the News Group up to and including the Effective Date.

3.20	Each of the Bidcos severally undertake to:

(a)	provide all deliverables required to be delivered by it or its Affiliates for the purposes of satisfying any conditions precedent to drawdown of the Debt Facilities;

(b)	to the extent that each of them is able to do so, deliver its respective CFC Certificates to News Corporation immediately prior to the Second Court Hearing;

(c)	at any time after satisfaction of the conditions set out in paragraph 2 of the Equity Commitment Letter and upon receipt of written notice from Target, enforce its rights under the Equity Commitment Letter by taking such steps as it deems to be appropriate and are reasonably within its control;

(d)	not materially to vary or amend the terms of the Equity Commitment Letter without the prior written consent of the Target (not to be unreasonably withheld); and

(e)	not acquire any A Shares or ADSs prior to the Effective Date.

3.21	The parties shall respectively take the steps and other actions provided for in Schedule II in relation to the Target Share Schemes. Target undertakes, prior to the distribution of the Circular to the shareholders of Target, to establish an employee benefit trust with a wholly owned special purpose vehicle, for the purposes of acquiring A Shares in accordance with paragraph 3 of Schedule II and to procure that the special purpose vehicle acquires the A Shares as outlined in paragraph 3 of Schedule II. Such special purpose vehicle and Target will become parties to the Management Investment Agreement immediately following the Effective Date by executing deeds of adherence thereto.

3.22	News Corporation undertakes to Target that, in the event that: (i) there is a default by any of the Equity Investors, the Pythagoras HoldCos (as defined in the Equity Commitment Letter) or the Bidcos under their respective obligations under the Equity Commitment Letter; and (ii) News Corporation receives a written request from Target requesting it to take such action, News Corporation shall, enforce its rights against the Equity Investors (as defined in the Cash Confirmation Undertaking) by taking such steps as it deems to be appropriate and are reasonably within its control, under the terms of the Cash Confirmation Undertaking, including, without limitation, under paragraph 2.4 of the Cash Confirmation Undertaking.

4.	Cash Consideration and News Distribution

4.1

The Bidcos shall, subject only to the Scheme becoming fully effective and to the Bidcos being notified in advance of the account details of the relevant paying agent, give irrevocable instructions to make payment of the Bidco Cash Consideration to an appropriate paying agent for same day value (for onward payment to the Scheme Shareholders entitled thereto), by no later than one Business Day following the Effective Date.

Target and the Bidcos shall, in each case subject only to the Scheme becoming fully effective and Target having received the dividends from the Target Operating Companies as referred to in sub-clause 3.5(h) and the NDS Finance Dividend, procure that the relevant paying agent makes payment of the Bidco Cash Consideration and the A Share Distribution (Target having already paid an amount equal to the A Share Distribution to the relevant paying agent) to the Scheme Shareholders entitled thereto in accordance with the Scheme as soon as reasonably practicable after the Effective Date, and in any event by no later than five Business Days following the Effective Date. Target shall pay the News Distribution (including, without limitation, by issuing the News Loan Note to NDS Holdco) in accordance with the Scheme by no later than one Business Day following the Effective Date. The Parties agree that in respect of the portion of the Cash Consideration to be paid to each Manager Investor, amounts may be deducted therefrom in accordance with the provisions of the Management Investment Agreement. The obligations of the Bidcos to pay the Bidco Cash Consideration shall be several.

4.2	If the Equity Investors, as defined in, the Equity Commitment Letter, fail to subscribe for their relevant equity, equity-related instruments or shareholder loan instruments pursuant to the Equity Commitment Letter on or in advance of the Effective Date, the Bidcos undertake to News Corporation and NDS Holdco and Target to jointly enforce their rights under the Equity Commitment Letter to procure such subscriptions, including, without limitation, the delivery of any drawdown requests, and the delivery of any documents (including by way of deed) required to effect such drawdown.

5.	Court Orders

5.1	Notwithstanding any other provision of this Agreement, Target shall not, and shall be under no obligation to, petition the Court to sanction the Scheme and to grant the First Court Order prior to 1 October 2008.

5.2	In the event that the First Court Order is granted but the Second Court Order is not granted or is not registered by the Registrar and the Scheme does not become fully effective, the parties (insofar as they are able to do so) shall promptly take such steps as are necessary to procure that:

(a)	Target is re-registered as a public company in accordance with the applicable requirements of the Acts; and

(b)	any amounts drawn under the Debt Facilities are repaid to the lenders thereof.

6.	Documentation and Stockholders Agreement

6.1	Each of the parties shall promptly provide such reasonable assistance and information and shall co-operate and consult with each other in the preparation and publication of the Circular and any other document or filing which is required or which Target, News Corporation, NDS Holdco or the Bidcos reasonably considers to be necessary or appropriate in accordance with the requirements of the Acts, the Securities Act and the Exchange Act for the purposes of implementing the Transactions in accordance with the provisions of this Agreement and the Announcement.

6.2	News Corporation, NDS Holdco and the Bidcos each agree to enter into the Stockholders Agreement on the Effective Date.

7.	Warranties, Undertakings and Indemnities

7.1	Each of the parties severally warrants to each of the other parties on the date hereof that:

(a)	it has the requisite power and authority to enter into and perform this Agreement;

(b)	this Agreement constitutes the binding obligations of that party in accordance with its terms;

(c)	the execution and delivery of, and performance of that party’s obligations under, this Agreement will not:

(i)	result in a breach of any provision of that party’s constitutional documents;

(ii)	result in a breach of, or constitute a default under, any instrument to which that party is a party or by which it is bound, to an extent that is material in the context of the Transactions; or

(iii)	result in a breach of any order, judgment or decree of any court or governmental agency or any applicable Law or regulation to which that party is a party or by which it is bound.

7.2	News Corporation warrants to the Bidcos on the date hereof that:

(a)	NDS Holdco is the legal and beneficial owner of all of the B Shares and that the entire issued share capital of Target is comprised of 16,187,253 A Shares, the B Shares and the Deferred Shares; and

(b)	the material agreements set out in Schedule VI to this Agreement, each of which are or were once (should that agreement have since elapsed or been terminated) in place between News Corporation (and/or members of its Group) and Target (and/or another member of the Target Group), have been disclosed to the Bidcos.

7.3	Target confirms and undertakes that it has timely filed all reports, proxy statements, registrations statements, forms, schedules and other documents (including all exhibits, schedules and annexes thereto) required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, with the SEC from 1 January 2005 to the date hereof (as amended to date, the “Target SEC Documents”). Target warrants to each of the other parties that, on the date hereof:

(a)	as of their respective dates, or, if amended, as of the date of the last such amendment, the Target SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be. None of the Target SEC Documents at the time they were filed or, if amended, as of the date of such amendment contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, so far as Target is aware, there are no outstanding or unresolved comments from the SEC staff with respect to any of the Target SEC Documents;

(b)	each of the consolidated financial statements (including all related notes) of Target included (or incorporated by reference) in the Target SEC Documents fairly presents in all material respects the consolidated financial position of Target and its consolidated subsidiaries as at the respective dates thereof and their consolidated results of operations and consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to the absence of information or notes not required by US GAAP to be included in interim financial statements, to normal year-end audit adjustments and to any other adjustments described therein including the notes thereto, which are not expected to be material to Target and its subsidiaries taken as a whole) in conformity with US GAAP (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC or indicated in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto); and

(c)

except (i) as reflected or reserved against on the consolidated balance sheet of Target (including the notes thereto) included in Target’s Annual Report on Form 10-K for the 12 months ended 30 June 2008, (ii) for liabilities or obligations incurred in the ordinary course of business since 1 July 2008, (iii) liabilities and obligations arising under this Agreement and in relation to the Transaction, (iv) liabilities or obligations which have been discharged or paid in full in the ordinary course of business or which have arisen as a result of the steps set out in the Steps Paper, and (v) liabilities and obligations that would not cause an adverse change or deterioration in the business, assets, financial or trading position or profits or operational performance of the any member of Target Group to an extent which is material in the context of the Wider Target Group (as that term is defined in the Conditions) taken as a whole, neither Target nor any of the Target Group have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by US GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of Target and the Target Group.

7.4	The proxy statement (to which the Circular will be attached as an appendix) (the “Proxy Statement”) relating to the Transactions to be filed by Target with the SEC in connection with seeking the approval of Target’s shareholders to the Transactions and the Schedule 13E-3, as well as any other documents required to be filed by Target with the SEC in connection with the Transactions (collectively, the “Other Filings”), will not, at the time each is filed with the SEC, or, in the case of the Proxy Statement and Schedule 13E-3, at the time it is first mailed to Target’s shareholders or at the time of the Extraordinary General Meeting or at the time of the Court Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Target will cause the Proxy Statement, Schedule 13E-3 and all Other Filings to comply as to form in all material respects with the requirements of the Exchange Act applicable thereto as of the date of such filing. No representation is made by Target with respect to statements made in the Proxy Statement, Schedule 13E-3 or any Other Filings based on information supplied, or required to be supplied, by the Bidcos, News Corporation or NDS Holdco or any of their respective directors, officers, employees, Affiliates, agents or other representatives specifically for inclusion or incorporation by reference therein.

7.5	Except as disclosed in the documents filed with or furnished to the SEC by Target prior to the date of this Agreement, Target warrants to each of the other parties that on the date hereof, except for this Agreement and the Transactions, there are no transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, between Target or any member of the Target Group, on the one hand, and Target’s Affiliates (other than members of the Target Group), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

7.6	Reporting Requirements.

(a)	Target warrants to each of the other parties that:

(i)	since 1 January 2005, subject to any applicable grace periods, Target has been and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”);

(ii)	Target has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to comply with Rule 13a–15 of the Exchange Act; and

(iii)	Target has disclosed, based on its most recent evaluation prior to the date hereof, to Target’s auditors and the audit committee of the Board (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect in any material respect Target’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Target’s internal controls over financial reporting.

(b)	No member of the Target Group other than Target is, or has at any time since 1 January 2005 been, subject to the reporting requirements of Sections 13(a) or 15(d) under the Exchange Act.

7.7	Each of the Bidcos, News Corporation, and NDS Holdco severally but not jointly, warrants to Target that none of the information supplied by it or any of its directors, officers, employees, Affiliates, agents or other representatives expressly for inclusion in (a) the Proxy Statement or Schedule 13E-3 will, on the date the Proxy Statement or Schedule 13E-3 is first sent to Target’s shareholders, at the time of the Extraordinary General Meeting or at the time of the Court Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (b) any of the Other Filings will, on the date any such Other Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

7.8	Target shall conduct its business in the ordinary and usual course consistent with past practice during the Exclusivity Period. Without limitation to the generality of the foregoing and except as contemplated or as reasonably required in connection with the implementation of the Transactions or the performance of this Agreement, or as required or provided by applicable Law, during the Exclusivity Period, Target shall not and shall procure that no other member of the Target Group shall, carry out any of the following actions without having obtained the prior written consent of each of the Bidcos, News Corporation and NDS Holdco (not to be unreasonably withheld, rendered subject to conditions or delayed):

(a)	the alteration of the nature or scope of its business in any way that is material in the context of either the business of the Target Group taken as a whole or the implementation of any of the Transactions;

(b)	save where required by the Target Share Schemes, the variation, creation, increase, reorganisation, consolidation, subdivision, conversion, reduction, redemption, repurchase, redesignation or other alteration of the authorised or issued share or loan capital of Target or any other member of the Target Group or the variation, modification, abrogation or grant of any rights attaching to any such share or loan capital;

(c)	the convening of any general meeting of Target or any other member of the Target Group other than the Meetings or a meeting convened in accordance with sub-clause 3.6;

(d)	save where required by the Target Share Schemes and the NDS Finance Insertion, the entry into or creation by Target or any other member of the Target Group of any agreement, arrangement or obligation requiring the creation, allotment, issue, transfer, redemption or repayment of, or the grant to a person of the right (conditional or not) to require the creation, allotment, issue, transfer, redemption or repayment of, any shares in the capital of Target or any other member of the Target Group (including, without limitation, an option or right of pre-emption or conversion);

(e)	save where required by the Target Share Schemes and the NDS Finance Insertion, the reduction, capitalisation, repayment or distribution of any amount standing to the credit of the share capital, share premium account, capital redemption reserve or any other reserve of Target or any other member of the Target Group, or the reduction of any uncalled liability in respect of partly paid shares of Target or any other member of the Target Group;

(f)	save where required by the Target Share Schemes, the NDS Finance Insertion or in connection with the Debt Facilities, the alteration, in any material respect, of the memorandum or articles of association or other applicable constitutional document of Target or any other member of the Target Group;

(g)	the alteration of the accounting reference date of Target or any other member of the Target Group or the alteration, in any material respect, of the accounting policies or practices of Target or any other member of the Target Group except as required by Law, to bring in line with the rest of the Target Group or to comply with a new applicable accounting standard;

(h)	except in the ordinary course of business consistent with past practice (including, without limitation, the proposed acquisition of Electracade Limited which has been approved by the board of Target), the entering into, amendment, variation or supplement in any manner materially adverse to Target or any other member of the Target Group or termination of any agreement or arrangement (including, without limitation, any contract or arrangement with any member of the News Group), in any such case which is material in the context of the business of the Target Group as a whole or the implementation of any of the Transactions, including, without limitation, any agreement or arrangement which (i) confers exclusive rights or obligations of any nature whatsoever on any party (ii) involves expenditure on the part of Target or any other member of the Target Group of $10,000,000 or more or has a term of twelve months or more, or (iii) is not terminable by Target or any other relevant member of the Target Group on 90 days’ notice or less without the payment of any penalty;

(i)	the amendment or variation to or termination of any of the Transaction Documents;

(j)	the commencement or settlement of any litigation or arbitration proceedings, in any such case which is material in the context of the business of the Target Group as a whole or the implementation of any of the Transactions, other than any claims by current or former shareholders of Target;

(k)	the creation of any Encumbrance over any uncalled capital of, or any other asset of, Target or any material member of the Target Group or the giving of any guarantee, indemnity or security, or the entry into of any agreement or arrangement having a similar effect by Target or any other material member of the Target Group or the assumption, otherwise than (a) by operation of Law, or (b) in the ordinary course of business as currently conducted by Target or any other material member of the Target Group of any liability, whether actual or contingent, in respect of any obligation of any person, in any such case to an extent which is material in the context of the business of the Target Group as a whole or the implementation of any of the Transactions;

(l)	except in the ordinary course of business, discontinue, amend, dispose of or grant an exclusive licence of any intellectual property rights or fail to maintain any registrations or fail to continue any pending applications for material intellectual property rights, in any such case to an extent which is material in the context of the business of the Target Group as a whole or the implementation of any of the Transactions;

(m)	the entry into of any agreement or facility to obtain any borrowing, advance, credit or finance or any other indebtedness or liability in the nature of borrowing in excess of $10,000,000;

(n)	the taking of any action that would require the approval of the holders of A Shares under Rule 21 of the City Code;

(o)	the entry into of any transaction, agreement, arrangement or understanding between (i) Target or any other member of the Target Group, on the one hand, and (ii) any member of the News Group, on the other hand, of the type that would be required to be disclosed under Item 404 of Regulation S-K;

(p)	the taking by Target or any other member of the Target Group of any step which, to the knowledge of Target, is reasonably likely to have the effect of preventing or materially delaying the satisfying of any of the Conditions;

(q)	the entry into of any Agreement or binding commitment to do any of the actions described in this sub-clause 7.8; and

(r)	the making by or on behalf of Target or any other member of the Target Group of an announcement in relation to any of the actions described in this sub-clause 7.8 or in relation to a proposal to take any such action.

Nothing set forth in this sub-clause 7.8 shall give the Bidcos, directly or indirectly, the right to control or direct the business or operations of Target or any other member of the Target Group prior to the Effective Date. Prior to the Effective Date, Target shall exercise, consistent and subject to with the terms and conditions of this Agreement, complete control and supervision over the business and operations of Target and each of the other members of the Target Group.

7.9	During the Exclusivity Period, Target shall and shall procure that the other members of the Target Group shall:

(a)	furnish the Bidcos, News Corporation and NDS Holdco and their respective Representatives with such financial and operating data and other information with respect to each member of the Target Group as the Bidcos, News Corporation and NDS Holdco may from time to time reasonably request and consistent with the nature and scope of the financial and operating data and other information provided by Target to News Corporation in the ordinary course as at the date of this Agreement; and

(b)	give the Bidcos, News Corporation and NDS Holdco and their respective Representatives reasonable access to such of the books, records and personnel of each member of the Target Group as shall be necessary or desirable to enable the Bidcos, News Corporation and NDS Holdco to prepare for the implementation of the Transactions, in each case without giving rise to any obligation of Target to any third party or which would cause Target to be in breach of any obligation to any third party (other than any immaterial obligation).

7.10	Each of the Bidcos warrants to Target and News Corporation that, as of the date hereof, none of its officers are actually aware of any fact, matter or circumstance which could reasonably be expected to occur, which if it did occur, would prevent it from delivering its CFC Certificate in satisfaction of the Condition set out in paragraph 11 of Schedule V.

7.11	Each of the Bidcos and News Corporation shall not take any step which, to the knowledge of the Bidcos or News Corporation respectively, is reasonably likely to have the effect of preventing or materially delaying the satisfaction of any of the Conditions.

7.12	News Corporation and NDS Holdco undertake to the Bidcos to pay on demand to the Bidcos or as the Bidcos shall otherwise direct a sum equal to each and any Moral Hazard Costs as and when they arise. “Moral Hazard Costs” for this purpose mean each loss, liability, contribution, cost and expense (including, without limitation, each loss, liability, contribution, cost and expense incurred as a result of defending or settling a claim alleging such liability) of any person connected with or an associate of (as defined in section 249 or 435 of the Insolvency Act 1986) Target, other than a member of the News Group or the Target Group, arising in relation to the News Executive Plan pursuant to the issue by the Pensions Regulator of a contribution notice and/or a financial support direction under sections 38 to 51 of the Pensions Act 2004. The Pensions Regulator for these purposes means the Pensions Regulator established under the Pensions Act 2004.

7.13	News Corporation and NDS Holdco undertake to Target to pay on demand to Target a sum equal to each and any Pension Costs as and when they arise. “Pension Costs” for this purpose means each loss, liability, contribution, cost and expense (including, without limitation, each loss, liability, contribution, cost and expense incurred as a result of defending or settling a claim alleging such liability) of Target or the Target Group arising or which may arise, out of or in connection with any liability to make any payment on or after the Effective Date to the News Executive Plan:

(a)	pursuant to the operation of section 75 and/or section 75A of the Pensions Act 1995, but only if and to the extent that (A) is greater than (B) where:

(i)	“(A)” is Target’s “liability share” (as defined in the Employer Debt Regulations);

(ii)	“(B)” is C/D multiplied by the total difference between the value of the assets of the News Executive Plan and the amount of the liabilities of the News Executive Plan (calculated in accordance with Regulation 5(11) of the Employer Debt Regulations) where C is the News Executive Plan liabilities (calculated in accordance with Regulation 5(11) of the Employer Debt Regulations) attributable to Mr Peled and Ms Joan Hendry (also known as Ms Joan Johnson, but herein referred to as Ms Joan Hendry) and D are the News Executive Plan liabilities (calculated in accordance with Regulation 5(11) of the Employer Debt Regulations) attributable to Target and News International Limited; and

(iii)	for the avoidance of doubt, in determining the “liability share” for the purpose of (A) and in determining “D” for the purpose of (B), the liabilities attributed to employers shall include any liabilities attributed under Regulation 6 of the Employer Debt Regulations.

(b)	pursuant to the issue by the Pensions Regulator of a contribution notice and/or a financial support direction under sections 38 to 51 of the Pensions Act 2004; and

(c)	under the trust deed and rules of the News Executive Plan or under any other documentation relevant to the operation of the News Executive Plan but only if and to the extent such liability exceeds ongoing contributions payable by Target in respect of future accrual of benefits in relation to Mr Peled and Ms Joan Hendry pursuant to the current schedule of contributions or any revised rate provided that the revised rate, expressed as a percentage of Mr Peled’s or Ms Joan Hendry’s respective pensionable salary, is no more than the rate applicable to the pensionable salaries of other active members in the News Executive Plan.

7.14	Each of News Corporation and NDS Finance undertake to use their reasonable endeavours to replace the current Master Intercompany Agreement dated 22 November 1999 and entered into between News Corporation and NDS, with a new Master Intercompany Agreement (that is, between News Corporation and NDS Finance) on terms to be agreed between News Corporation and NDS Finance.

8.	Exclusivity

8.1	Subject to sub-clause 8.4, in consideration of the commitment of time, cost, expense and personnel by the Bidcos, News Corporation and their respective Affiliates and of the Bidcos, News Corporation and their respective Affiliates incurring the expense of instructing advisers, in each case for the purpose of investigating, finalising and documenting the Transactions and the financing thereof:

8.1.1	Target warrants and undertakes that, during the Exclusivity Period, neither it nor any other member of the Target Group, or any of their respective Advisers or Representatives, will, directly or indirectly through any other person:

(a)	solicit, initiate, authorise, recommend, facilitate or encourage, participate in, continue or enter into discussions or negotiations or any agreement or arrangement regarding, any Competing Proposal;

(b)	provide or cause to be provided information to any person (other than the Bidcos, News Corporation and their respective Advisers and Representatives) in relation to any Competing Proposal; or

(c)	otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing.

8.1.2	News Corporation warrants and undertakes that, during the Exclusivity Period, neither it nor any of its Affiliates, or any of their respective Advisers or Representatives, will, directly or indirectly through any other person:

(a)	solicit, initiate, authorise, facilitate or encourage, participate in, continue or enter into discussions or negotiations or any agreement or arrangement regarding, any Competing Proposal;

(b)	provide or cause to be provided information to any person (other than the Bidcos and their Advisers and Representatives) in relation to any Competing Proposal; or

(c)	otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing.

8.2	During the Exclusivity Period, News Corporation and NDS Holdco as shareholders in NDS Holdco and Target respectively, will vote against any Competing Proposal proposed at shareholder meetings or in proposed shareholder written resolutions of NDS Holdco or Target respectively and not accept or support any Competing Proposal.

8.3	News Corporation and NDS Holdco undertake that they will not, and shall procure that none of their Affiliates shall, exercise any of the change of control rights which are exercisable under any agreements or arrangements between News Corporation and/or any of its Affiliates and Target and/or the Target Group as a result of the Transactions.

8.4	Notwithstanding sub-clause 8.1, Target may engage in discussions or negotiations with, and furnish information concerning the Target Group and its businesses, properties or assets, to a third party which has indicated that it may make an unsolicited Competing Proposal, or recommend a Competing Proposal, if, and only to the extent that, the members of the Independent Committee concludes, in good faith, after consultation with, and taking into account the advice of the Independent Committee Advisers their legal and financial advisers at a meeting of the Independent Committee, that the failure to take such action would be in breach of their fiduciary duties or would violate their obligations under this Agreement, the Act or the 1985 Act.

8.5	Target agrees, if requested by the Bidcos or News Corporation and to the extent requested, subject to the members of the Independent Committee concluding, in good faith, and after consultation with, and taking into account the advice of the Independent Committee Advisers that to take such action would not be in breach of their fiduciary duties, to disclose to the Bidcos and News Corporation as soon as practicable:

(a)	the price, form of consideration and identity of the offeror, in relation to any approach made relating to a Competing Proposal;

(b)	the fact that the Board (or any committee thereof including the Independent Committee) is considering such Competing Proposal with details of the price, form of consideration and identity of offeror; and

(c)	any changes in the price, form of consideration and identity of offeror in relation to any Competing Proposal details of which have already been notified to the Bidcos and News Corporation.

9.	Employees

The parties have agreed the arrangements set out in Schedule II with respect to certain employee related matters.

10.	Announcement

10.1	Without prejudice to the provisions of Clause 8, during the Exclusivity Period, the parties shall, subject to the requirements of applicable Law or any Relevant Authority, consult together as to the terms of, the timetable for and manner of publication of, any announcement, circular or publication to shareholders, employees, customers, suppliers, distributors and sub-contractors and to any Relevant Authority or to the media or otherwise which any party may desire or be obliged to make regarding the Transactions, except in connection with any dispute between the parties regarding this Agreement or the Transactions.

10.2	Except where required by any applicable Law, none of the parties will make any announcement about the implementation of the Transactions or any matters arising in relation to or in connection with the Transactions or about any discussions between the parties concerning any of the foregoing, without the prior consent of (in the case of an announcement by Target, News Corporation or NDS Holdco) the Bidcos and (in the case of an announcement by the Bidcos, News Corporation or NDS Holdco) Target and (in the case of an announcement by the Bidcos or Target) News Corporation and NDS Holdco acting jointly (such consent in each case not to be unreasonably withheld, rendered subject to conditions or delayed), except in connection with any dispute between the parties regarding this Agreement or the Transactions.

11.	Assignment

This Agreement is personal to the parties to it and may not be assigned (nor may a party purport to assign it) in whole or in part, nor may any party transfer or create any trust in respect of, or purport to transfer or create any trust in respect of, a right or obligation under this Agreement.

12.	Time of the Essence

Any time, date or period referred to in any provision of this Agreement may be extended by mutual agreement between Target, News Corporation and the Bidcos but as regards any time, date or period originally fixed or any time, date or period so extended, time shall be of the essence.

13.	Termination

13.1	Subject to sub-clause 13.3 and notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated as follows:

(a)	by the mutual consent (in writing) of the Bidcos, News Corporation, NDS Holdco and Target at any time prior to the granting of the Second Court Order;

(b)	by either of the Bidcos or News Corporation acting in their absolute discretion if there is a failure or breach of any of the Fundamental Conditions set out in paragraphs 1 to 8 or 13 of Schedule V, and by News Corporation acting in its absolute discretion if there is a failure or breach of either of the Fundamental Conditions set out in paragraphs 10 and 11 of Schedule V; or

(c)	by any of the Bidcos, News Corporation, NDS Holdco or Target upon written notice to the other parties if the Effective Date shall not have occurred on or before the Long Stop Date.

13.2	Except for the provisions of this Agreement which are expressly provided to survive termination and without prejudice to any liability of any party in respect of any antecedent wilful and material breach hereof or to any accrued rights of any party hereto, if this Agreement is terminated pursuant to this Clause 13 this Agreement shall terminate (save for Clauses 10, 14, 15, 17, 18, 19, 20 and 21 which will survive termination) and there shall be no other liability on the part of any of the parties hereto to any of the other parties. No representation or warranty contained in this Agreement shall survive the time, if any, at which the Scheme becomes fully effective.

13.3	Termination of this Agreement shall be without prejudice to any rights any party may have in respect of any prior breach hereof.

14.	Fees and Costs

14.1	If the Scheme becomes fully effective, the costs associated therewith shall be borne in the manner separately agreed between the Bidcos, News Corporation and NDS Holdco.

14.2	If the Scheme fails to become fully effective, each party will bear its own legal, accountancy and other costs and expenses incurred in connection with the negotiation, preparation and implementation of this Agreement and any other agreement incidental to or referred to in this Agreement and the implementation of the Transactions, except that News Corporation and the Bidcos will equally bear the cost of counsel to the lenders for preparation of the documents for the Debt Facilities.

15.	Waiver/Amendment

15.1	There shall be no waiver of any term, provision or condition of this Agreement unless such waiver is in writing and signed by the waiving party.

15.2	No relaxation, forbearance, indulgence or delay (together “indulgence”) of any party in exercising any right, power or privilege hereunder shall be construed as a waiver thereof and shall not effect the ability of that party subsequently to exercise that right, power or privilege or to pursue any remedy, nor shall any indulgence constitute a waiver of any other right, power or privilege, nor will any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

15.3	No amendment, change or addition to this Agreement shall be effective or binding on any party unless reduced to writing and executed by all of the parties to this Agreement.

16.	Directors’ and Officers’ Insurance

Until the sixth anniversary of the Effective Date, the Bidcos and News Corporation shall not vote in favour of or approve any proposal to amend, modify or repeal the provisions for indemnification of directors or officers contained in the articles of association of Target or any other member of the Target Group as of the date of this Agreement or otherwise in such a manner as would adversely affect the rights of any individual who shall have served as a director or officer of Target or any other member of the Target Group before the Effective Date to be indemnified by Target or such other member of the Target Group (as the case may be) in respect of their serving in such capacities before the Effective Date, save to the extent that such amendment is required by applicable Law.

17.	Invalidity

If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

18.	Notices

18.1	Any notice or other communication to be given under this Agreement shall be in writing, shall be deemed to have been duly served on, given to or made in relation to a party if it is left at the authorised address of that party, posted by first class mail (or airmail if abroad) addressed to that party at such address, or sent by electronic mail to the email address set out in sub-clause 18.3 (or such other number as may be notified to the parties) and shall if:

(a)	personally delivered, be deemed to have been received at the time of delivery;

(b)	posted to an inland address in the United Kingdom, be deemed to have been received on the second Business Day after the date of posting and if posted to an overseas address, be deemed to have been received on the fifth Business Day after the date of posting; or

(c)	sent by electronic mail, be deemed to have been received upon verbal confirmation of receipt by the recipient (to the sender) of the electronic mail,

provided that where, in the case of delivery by hand or electronic mail, delivery or transmission occurs after 6.00 pm on a Business Day or on a day which is not a Business Day, receipt shall be deemed to occur at 9.00 am on the next following Business Day.

18.2	For the purposes of this Clause 18 the authorised address of each party shall be the address set out at the head of this Agreement or such other address (and details) as that party may notify to the others in writing from time to time in accordance with the requirements of this Clause 18.

18.3	Any notice or other communication will, in the case of service by electronic mail, be sent to the recipient using the following electronic mail addresses (or such other electronic mail address as may from time to time be notified in writing to the recipient to the sender as being the recipient’s electronic mail address for service):

Bidco 1:	282, route de Longwy L-1940 Luxembourg severine.michel@permira.com Attention: Séverine Michel with a copy to: Permira Advisers LLP 20 Southampton Street London WC2E7QH ian.sellars@permira.com Attention: Ian Sellars

Bidco 2:	282, route de Longwy L-1940 Luxembourg severine.michel@permira.com Attention: Séverine Michel with a copy to: Permira Advisers LLP 20 Southampton Street London WC2E7QH ian.sellars@permira.com Attention: Ian Sellars

Target:	NDS Group plc One Heathrow Boulevard 286 Bath Road West Drayton Middlesex UB7 0DQ ilevin@nds.com Attention: Ismat Levin with a copy to: Weil, Gotshal & Manges One South Place London EC2M 2WG michael.francies@weil.com Attention: Michael Francies and to:

Weil, Gotshal & Manges 767 Fifth Avenue New York, NY 10153 danielle.do@weil.com frederick.green@weil.com Attention: Frederick Green, and Danielle Do

NDS Finance:	NDS Finance Limited One Heathrow Boulevard 286 Bath Road West Drayton Middlesex UB7 0DQ pkoussios@nds.com Attention: Pyrros Koussios with a copy to: Weil, Gotshal & Manges One South Place London EC2M 2WG michael.francies@weil.com Attention: Michael Francies and to:

Weil, Gotshal & Manges 767 Fifth Avenue New York, NY 10153 danielle.do@weil.com frederick.green@weil.com Attention: Frederick Green, and Danielle Do

News Corporation:	News Corporation 1211 Avenue of Americas New York, NY 10036 United States JNova@newscorp.com LJacobs@newscorp.com Attention: Group General Counsel with a copy to:
Skadden, Arps, Slate, Meagher and Flom LLP Four Times Square New York, NY 10036 United States Lou.Kling@skadden.com Howard.Ellin@skadden.com Attention: Lou R. Kling and Howard L. Ellin and to:

Skadden, Arps, Slate, Meagher and Flom (UK) LLP

40 Bank Street

Canary Wharf, London

E14 5DS, United Kingdom

United States

michael.hatchard@skadden.com

john.adebiyi@skadden.com

Attention: Michael Hatchard and John Adebiyi

NDS Holdco:	NDS Holdco Inc c/o News Corporation 1211 Avenue of Americas New York, NY 10036 United States JNova@newscorp.com LJacobs@newscorp.com Attention: Group General Counsel with a copy to:
Skadden, Arps, Slate, Meagher and Flom LLP Four Times Square New York, NY 10036 United States Lou.Kling@skadden.com Howard.Ellin@skadden.com Attention: Lou R. Kling and Howard L. Ellin and to:

Skadden, Arps, Slate, Meagher and Flom (UK) LLP

40 Bank Street

Canary Wharf, London

E14 5DS, United Kingdom

United States

michael.hatchard@skadden.com

john.adebiyi@skadden.com

Attention: Michael Hatchard and John Adebiyi

19.	General

19.1	Save where expressly provided, the obligations of each party are several in respect of itself only and not joint and several. Each of the parties shall, and shall use all reasonable efforts to procure that any other person shall, do and execute and perform all such further deeds, documents, assurances, acts and things as may reasonably be required to give effect to such party’s obligations under this Agreement.

19.2	No person who is not a party to this Agreement shall have any rights under the Contracts (Right of Third Parties) Act 1999 to enforce any term of this Agreement.

19.3	This Agreement may be executed in any number of counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart when executed and delivered shall be an original, but all of which when taken together shall constitute a single instrument.

19.4	No delay or omission by any party to this Agreement in exercising any right, power or remedy provided by Law or under this Agreement shall affect that right, power or remedy or operate as a waiver of it. The single or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

19.5	Nothing in this Agreement and no action taken by the parties under this Agreement shall constitute a partnership, association, joint venture or other co-operative entity between the parties.

19.6	A variation of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

19.7	The invalidity, illegality or unenforceability of a provision of this Agreement does not affect or impair the continuation in force of the remainder of this Agreement.

19.8	If any provision of this Agreement (or party of any provision) is found by any court or other authority of competent jurisdiction to be invalid, illegal or unenforceable, that provision or part-provision shall, to the extent required, be deemed not to form part of this Agreement, and the validity and enforceability of the other provisions of this Agreement shall not be affected.

19.9	Each party acknowledges that in entering into this Agreement it is not relying upon any pre-contractual statement that is not set out in this Agreement.

19.10	No party shall have any right of action against any other party to this Agreement arising out of or in connection with any pre-contractual statement except to the extent that it is repeated in this Agreement. Nothing in this Clause 19 shall limit the liability of any party in respect of fraud.

19.11	For the purposes of this Clause 19, “pre-contractual statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement made or given by any person at any time before the date of this Agreement and this Agreement shall be deemed to refer to this Agreement any other agreement or arrangement entered into in connection with this Agreement and the confidentiality agreement entered into between Permira Advisers LLP, News Corporation and Target.

19.12	For the avoidance of doubt, solely for US federal income tax purposes, the parties agree that (i) the transactions contemplated by sub-clause 4.1 shall be treated as a part-sale (to the extent of the Bidco Cash Consideration) and a part-cancellation (to the extent of the A Share Distribution) such that taken together the Scheme Shares are completely cancelled and (ii) the News Distribution shall be treated as a payment by Target in redemption of certain B Shares held by NDS Holdco.

20.	Service of process

20.1	Each of the Bidcos irrevocably appoints Clifford Chance Secretaries Limited of 10 Upper Bank Street, London, E14 5JJ United Kingdom, as its agent under this Agreement for service of process in any proceedings before the English courts in connection with the Transactions.

20.2	Each of News Corporation and NDS Holdco irrevocably appoints News International Limited of 1 Virginia Street, London, E98 1XY United Kingdom, as its agent under this Agreement for service of process in any proceedings before the English courts in connection with the Transactions.

20.3	If any person appointed as process agent under this clause 20 is unable for any reason to so act, the appointer of that process agent must, within 10 Business Days of such event taking place, appoint another agent on terms acceptable to the other parties to this Agreement (acting reasonably).

20.4	The parties agree that failure by a process agent to notify its principal of any process will not invalidate the relevant proceedings.

20.5	This clause 20 does not affect any other method of service allowed by law.

21.	Governing Law

21.1	This Agreement (together with all documents to be entered into pursuant to it which are not expressed to be governed by another law) shall be governed by, construed and take effect in accordance with English law.

21.2	The courts of England shall have exclusive jurisdiction to settle any claim, legal action proceedings, dispute or matter of difference which may arise out of or in connection with this Agreement (including without limitation claims for set-off or counterclaim) or the legal relationships established by this Agreement (“Proceedings”), and each of the parties irrevocably submits to such jurisdiction and waives any objection to any Proceedings in such courts or on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

AS WITNESS WHEREOF the hands of the parties or their duly authorised representatives the day and year first above written.

SIGNED by                                       )

Nuclobel Lux 1 S.àr.l                         )

SIGNED by                                       )

Nuclobel Lux 2 S.àr.l                         )

SIGNED by                                       )

NDS Group Plc                                  )

SIGNED by                                       )

NDS Finance Limited                        )

SIGNED by                                       )

News Corporation                              )

SIGNED by                                       )

NDS Holdco Inc.                               )

APPENDIX D

SUBJECT TO COMPLETION OCTOBER, 2008

/*\ FOLD AND DETACH HERE AND READ THE REVERSE SIDE /*\

PROXY

NDS GROUP PLC

ONE HEATHROW BOULEVARD, 286 BATH ROAD

WEST DRAYTON, MIDDLESEX UB7 ODQ, ENGLAND, U.K.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IN THE HIGH COURT OF JUSTICE	No. [—] of 2008
CHANCERY DIVISION
COMPANIES COURT
REGISTRAR [—]

IN THE MATTER OF NDS GROUP PLC

-and-

IN THE MATTER OF THE COMPANIES ACT 1985 AND THE COMPANIES ACT 2006

The undersigned hereby appoints the Chairman of the Meeting OR [                    ] (delete as appropriate) as proxy in respect of the number of Series A ordinary shares set forth below to attend, speak and/or vote for me/us on my/our behalf at the Court Meeting of NDS Group plc to be held on [insert date], 2009 and at any adjournments or postponements thereof for the purposes of considering and, if thought fit, approving (with or without modification as my/our proxy may approve) the proposed scheme of arrangement referred to in the notice convening the Court Meeting as indicated below.

Number of Series A ordinary shares proxy is appointed over:

(Continued and to be signed on the reverse side)

NDS GROUP PLC

FORM OF PROXY FOR COURT MEETING

TO VOTE:

Mark, sign and date the proxy card below. Detach the card and return it in the envelope provided.

DETACH PROXY CARD AND RETURN.

/*\ FOLD AND DETACH HERE AND READ THE REVERSE SIDE /*\

PROXY

Please mark your votes like this ☒

The proxy will vote in the manner directed herein by the undersigned member. If no direction is made, the proxy will vote “FOR” the proposal to approve the Scheme. Your proxy may also vote or withhold their vote as he or she sees fit on any changes to the Scheme or on any other business that may properly come before the Court Meeting.

The Board of Directors recommends a vote FOR the following Proposal:

	FOR	AGAINST	ABSTAIN
1. PROPOSAL TO approve the Scheme set out in the circular to members dated [insert date] 2008 (please mark “X” to indicate how you wish to vote).	☐	☐	☐	Please date and sign exactly as name appears
Date 200

Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Notes:

(1)	A member of the Company entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her place. A proxy need not be a member of the Company. If you wish to appoint more than one proxy each proxy must exercise rights attached to different shares. More than one proxy cannot exercise rights attached to the same share(s).

(2)	If you wish to appoint a proxy other than the Chairman, you should delete the words “the Chairman of the Meeting” and insert your own choice and initial the amendment.

(3)	You may indicate to your proxy how to vote on any resolution. If you do not do so your proxy will vote or abstain from voting at their discretion.

(4)	In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

(5)	Lodging this form of proxy will not prevent you from attending and voting in person. If you have appointed a proxy and attend the meeting in person your proxy appointment will automatically be terminated.

(6)	To be valid, this form of proxy, together with any power of attorney or other authority (if any) under which it is signed, or a duly certified copy thereof, must be received at the Company’s registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ not less than 48 hours before the time of the meeting or, as the case may be, the adjourned meeting. If this form is not so lodged, it may be handed to the Chairman of the Court Meeting before the taking of the poll.

(7)	If you wish to appoint multiple proxies, you may: (a) photocopy the form of proxy, fill in each copy in respect of different shares and send the multiple forms together to the Company; or alternatively (b) contact the Company which will then issue you with multiple forms of proxy. In each case, please ensure that all of the multiple forms of proxy in respect of one registered holding are sent in the same envelope if possible.

(8)	Subject to the following principles where more than one proxy is appointed, where a form of proxy does not state the number of shares to which it applies (a “blank proxy”) then that proxy is taken to have been appointed in relation to the total number of shares registered in the holder’s name. In the event of a conflict between a blank proxy and a form of proxy which states the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was delivered or received (on the basis that as far as possible the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one).

(9)	Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than your entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares.

(10)	When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last sent, last received). Forms of proxy in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies.

(11)	If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) your entire holding, none of them shall be treated as valid.

(12)	Where the aggregate number of shares in respect of which proxies are appointed exceeds your entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata (on the basis that as far as possible, conflicting forms of proxy should be judged to be in respect of different shares).

(13)	Where the application of paragraph (12) above gives rise to fractions of shares, such fractions will be rounded down.

(14)	Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at the time of the commencement of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(15)	In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as a corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

(16)	Voting on all the resolutions at this meeting will be conducted on a poll rather than a show of hands. Copies of the Company’s existing articles of association as proposed to be amended by the special resolution set out in the notice of the extraordinary general meeting contained in the Scheme circular dated [—] 2008 are available for inspection at the offices of Weil, Gotshal & Manges, One South Place, London, EC2M 2WG during normal business hours on any weekday (excluding Saturdays, Sundays and bank holidays), until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes prior to and during the meeting.

(17)	A corporation must execute this form of proxy under either its common seal or the hand of a duly authorised officer or attorney.

(18)	Terms defined in the Scheme Circular dated [—] 2008 shall have the same meanings when used herein unless the context otherwise requires.

APPENDIX E

FORM OF PROXY CARD FOR SERIES A ORDINARY SHARES

NDS GROUP PLC

ONE HEATHROW BOULEVARD, 286 BATH ROAD

WEST DRAYTON, MIDDLESEX UB7 ODQ, ENGLAND, U.K.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Chairman of the Meeting OR [                    ] (delete as appropriate) as proxy in respect of the number of Series A ordinary shares set forth below to attend, speak and/or vote for me/us on my/our behalf at the Extraordinary General Meeting of NDS Group plc to be held on [insert date], 2009 and at any adjournments or postponements thereof and in respect of the Special Resolution set out in the notice of Extraordinary General Meeting as indicated below.

Number of Series A ordinary shares proxy is appointed over:

The Board of Directors recommends a vote FOR the following proposed Special Resolution:

1.	Special Resolution to give effect to the Scheme, as set out in the notice of Extraordinary General Meeting, including amendments to Articles of Association (please mark “X” to indicate how you wish to vote)

FOR ☐	AGAINST ☐	ABSTAIN ☐

(Continued and to be signed on the reverse side)

The proxy will vote in the manner directed herein by the undersigned member. If no direction is made, the proxy will vote “FOR” the Special Resolution to give effect to the Scheme. Your proxy may also vote or withhold their vote as he or she sees fit on any other business that may properly come before the Extraordinary General Meeting.

Please date and sign exactly as name appears.

Date , 2008

Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Notes:

(1)	A member of the Company entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her place. A proxy need not be a member of the Company. If you wish to appoint more than one proxy each proxy must exercise rights attached to different shares. More than one proxy cannot exercise rights attached to the same share(s).

(2)	If you wish to appoint a proxy other than the Chairman, you should delete the words “the Chairman of the Meeting” and insert your own choice and initial the amendment.

(3)	You may indicate to your proxy how to vote on any resolution. If you do not do so your proxy will vote or abstain from voting at their discretion.

(4)	In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

(5)	Lodging this form of proxy will not prevent you from attending and voting in person. If you have appointed a proxy and attend the meeting in person your proxy appointment will automatically be terminated.

(6)	To be valid, this form of proxy, together with any power of attorney or other authority (if any) under which it is signed, or a duly certified copy thereof, must be received at the Company’s registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ not less than 48 hours before the time of the meeting or, as the case may be, the adjourned meeting.

(7)	If you wish to appoint multiple proxies, you may: (a) photocopy the form of proxy, fill in each copy in respect of different shares and send the multiple forms together to the Company; or alternatively (b) contact the Company which will then issue you with multiple forms of proxy. In each case, please ensure that all of the multiple forms of proxy in respect of one registered holding are sent in the same envelope if possible.

(8)

Subject to the following principles where more than one proxy is appointed, where a form of proxy does not state the number of shares to which it applies (a “blank proxy”) then that proxy is taken to have been appointed in relation to the total number of shares registered in the holder’s name. In the event of a conflict between a blank proxy and a form of proxy which states the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was delivered or received (on the basis that as far as possible the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one).

(9)	Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than your entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares.

(10)	When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last sent, last received). Forms of proxy in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies.

(11)	If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) your entire holding, none of them shall be treated as valid.

(12)	Where the aggregate number of shares in respect of which proxies are appointed exceeds your entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata (on the basis that as far as possible, conflicting forms of proxy should be judged to be in respect of different shares).

(13)	Where the application of paragraph (12) above gives rise to fractions of shares, such fractions will be rounded down.

(14)	Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at the time of the commencement of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(15)	In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as a corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

(16)

Voting on all the resolutions at this meeting will be conducted on a poll rather than a show of hands. Copies of the Company’s existing articles of association as proposed to be amended by the special resolution set out in the notice of the meeting are available for inspection at the offices of

Weil, Gotshal & Manges, One South Place, London, EC2M 2WG during normal business hours on any weekday (excluding Saturdays, Sundays and bank holidays), until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes prior to and during the meeting.

(17)	A corporation must execute this form of proxy under either its common seal or the hand of a duly authorised officer or attorney.

(18)	Terms defined in the Scheme Circular dated [—] 2008 shall have the same meanings when used herein unless the context otherwise requires.

FORM OF PROXY CARD FOR SERIES B ORDINARY SHARES

NDS GROUP PLC

ONE HEATHROW BOULEVARD, 286 BATH ROAD

WEST DRAYTON, MIDDLESEX UB7 ODQ, ENGLAND, U.K.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Chairman of the Meeting OR [                    ] (delete as appropriate) as proxy in respect of the number of series B ordinary shares set forth below, on an as converted basis, to attend, speak and/or vote for me/us on my/our behalf at the Extraordinary General Meeting of NDS Group plc to be held on [insert date], 2009 and at any adjournments or postponements thereof and in respect of the Special Resolution set out in the notice of Extraordinary General Meeting as indicated below.

Number of series B ordinary shares proxy is appointed over:

The Board of Directors recommends a vote FOR the following proposed Special Resolution:

1.	Special Resolution to give effect to the Scheme, as set out in the notice of Extraordinary General Meeting, including amendments to Articles of Association (please mark “X” to indicate how you wish to vote)

FOR ☐	AGAINST	☐	ABSTAIN	☐

(Continued and to be signed on the reverse side)

The proxy will vote in the manner directed herein by the undersigned member. If no direction is made, the proxy will vote “FOR” the Special Resolution to give effect to the Scheme. Your proxy may also vote or withhold their vote as he or she sees fit on any other business that may properly come before the Extraordinary General Meeting.

Please date and sign exactly as name appears.

Date , 2008

Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Notes:

(1)	A member of the Company entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her place. A proxy need not be a member of the Company. If you wish to appoint more than one proxy each proxy must exercise rights attached to different shares. More than one proxy cannot exercise rights attached to the same share(s).

(2)	If you wish to appoint a proxy other than the Chairman, you should delete the words “the Chairman of the Meeting” and insert your own choice and initial the amendment.

(3)	You may indicate to your proxy how to vote on any resolution. If you do not do so your proxy will vote or abstain from voting at their discretion.

(4)	In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

(5)	Lodging this form of proxy will not prevent you from attending and voting in person. If you have appointed a proxy and attend the meeting in person your proxy appointment will automatically be terminated.

(6)	To be valid, this form of proxy, together with any power of attorney or other authority (if any) under which it is signed, or a duly certified copy thereof, must be received at the Company’s registered office at 1 Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ not less than 48 hours before the time of the meeting or, as the case may be, the adjourned meeting.

(7)	If you wish to appoint multiple proxies, you may: (a) photocopy the form of proxy, fill in each copy in respect of different shares and send the multiple forms together to the Company; or alternatively (b) contact the Company which will then issue you with multiple forms of proxy. In each case, please ensure that all of the multiple forms of proxy in respect of one registered holding are sent in the same envelope if possible.

(8)

Subject to the following principles where more than one proxy is appointed, where a form of proxy does not state the number of shares to which it applies (a “blank proxy”) then that proxy is taken to have been appointed in relation to the total number of shares registered in the holder’s name. In the event of a conflict between a blank proxy and a form of proxy which states the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was delivered or received (on the basis that as far as possible the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one).

(9)	Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than your entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares.

(10)	When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last sent, last received). Forms of proxy in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies.

(11)	If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) your entire holding, none of them shall be treated as valid.

(12)	Where the aggregate number of shares in respect of which proxies are appointed exceeds your entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata (on the basis that as far as possible, conflicting forms of proxy should be judged to be in respect of different shares).

(13)	Where the application of paragraph (12) above gives rise to fractions of shares, such fractions will be rounded down.

(14)	Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at the time of the commencement of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(15)	In order to facilitate voting by corporate representatives at the meeting, arrangements will be put in place at the meeting so that: (i) if a corporate shareholder has appointed the Chairman of the meeting as its corporate representative with instructions to vote on a poll in accordance with the directions of all of the other corporate representatives for that shareholder at the meeting, then on a poll those corporate representatives will give voting directions to the Chairman and the Chairman will vote (or withhold a vote) as a corporate representative in accordance with those directions; and (ii) if more than one corporate representative for the same corporate shareholder attends the meeting but the corporate shareholder has not appointed the Chairman of the meeting as its corporate representative, a designated corporate representative will be nominated, from those corporate representatives who attend, who will vote on a poll and the other corporate representatives will give voting directions to that designated corporate representative. Corporate shareholders are referred to the guidance issued by the Institute of Chartered Secretaries and Administrators on proxies and corporate representatives (www.icsa.org.uk) for further details of this procedure. The guidance includes a sample form of representation letter if the Chairman is being appointed as described in (i) above.

(16)

Voting on all the resolutions at this meeting will be conducted on a poll rather than a show of hands. Copies of the Company’s existing articles of association as proposed to be amended by the special resolution set out in the notice of the meeting are available for inspection at the offices of

Weil, Gotshal & Manges, One South Place, London, EC2M 2WG during normal business hours on any weekday (excluding Saturdays, Sundays and bank holidays), until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes prior to and during the meeting.

(17)	A corporation must execute this form of proxy under either its common seal or the hand of a duly authorised officer or attorney.

(18)	Terms defined in the Scheme Circular dated [—] 2008 shall have the same meanings when used herein unless the context otherwise requires.